UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/18

Item 1.	Reports to Stockholders.

Annual Report December 31, 2018

Franklin Templeton Variable Insurance

Products Trust

Internet Delivery of Shareholder Reports: Effective January 1, 2021, as permitted by regulations adopted by the SEC, you may not be receiving paper copies of the Fund’s annual or semiannual shareholder reports by mail, unless you specifically request them from the insurance company that offers your variable annuity or variable life insurance contract or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future Fund shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

This notice is not legally a part of the shareholder report.

Franklin Templeton Variable Insurance

Products Trust Annual Report

Table of Contents

Important Notes to Performance Information	i

*Supplement to the Prospectus for all Funds	PS-1

Fund Summaries
Franklin Founding Funds Allocation VIP Fund	FFA-1
*Prospectus Supplement	FFA-5
Franklin Global Real Estate VIP Fund	FGR-1
Franklin Growth and Income VIP Fund	FGI-1
Franklin Income VIP Fund	FI-1
*Prospectus and SAI Supplements	FI-6
Franklin Large Cap Growth VIP Fund	FLG-1
Franklin Mutual Global Discovery VIP Fund	MGD-1
*Prospectus Supplement	MGD-9
Franklin Mutual Shares VIP Fund	MS-1
*Prospectus Supplement	MS-9
Franklin Rising Dividends VIP Fund	FRD-1
Franklin Small Cap Value VIP Fund	FSV-1
*Prospectus and SAI Supplements	FSV-6
Franklin Small-Mid Cap Growth VIP Fund	FSC-1
*Prospectus Supplement	FSC-6
Franklin Strategic Income VIP Fund	FSI-1
*Prospectus and SAI Supplements	FSI-6
Franklin U.S. Government Securities VIP Fund	FUS-1
Templeton Developing Markets VIP Fund	TD-1
Templeton Foreign VIP Fund	TF-1
Templeton Global Bond VIP Fund	TGB-1
*Prospectus Supplement	TGB-6
Templeton Growth VIP Fund	TG-1
*Prospectus Supplement	TG-6

Index Descriptions	I-1

Board Members and Officers	BOD-1

Shareholder Information	SI-1

*Not part of the annual report. Retain for your records.

Not FDIC Insured | May Lose Value | No Bank Guarantee

MASTER CLASS – 1

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Important Notes to

Performance Information

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

Annual Report	i

VIP P1 07/18

SUPPLEMENT DATED JULY 10, 2018

TO THE PROSPECTUS DATED MAY 1, 2018

OF

FRANKLIN FLEX CAP GROWTH VIP FUND

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND

FRANKLIN GLOBAL REAL ESTATE VIP FUND

FRANKLIN GROWTH AND INCOME VIP FUND

FRANKLIN INCOME VIP FUND

FRANKLIN LARGE CAP GROWTH VIP FUND

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

FRANKLIN MUTUAL SHARES VIP FUND

FRANKLIN RISING DIVIDENDS VIP FUND

FRANKLIN SMALL CAP VALUE VIP FUND

FRANKLIN SMALL-MID CAP GROWTH VIP FUND

FRANKLIN STRATEGIC INCOME VIP FUND

FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

FRANKLIN VOLSMART ALLOCATION VIP FUND

TEMPLETON DEVELOPING MARKETS VIP FUND

TEMPLETON FOREIGN VIP FUND

TEMPLETON GLOBAL BOND VIP FUND

TEMPLETON GROWTH VIP FUND

(EACH A SERIES OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)

I. The following replaces the third paragraph in the prospectus under “Additional Information, All Funds – Fund Account Information – Fund Account Policies – Calculating Share Price:”

The Fund calculates the NAV per share each business day as of 1 p.m. Pacific time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE has a scheduled early close, the Fund’s share price would be determined as of the time of the close of the NYSE. If, due to weather or other special or unexpected circumstances, the NYSE has an unscheduled early close on a day that it has opened for business, the Fund reserves the right to consider that day as a regular business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE.

Please keep this supplement with your prospectus for future reference.

PS-1	Annual Report

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Franklin Founding Funds Allocation VIP Fund

This annual report for Franklin Founding Funds Allocation VIP Fund covers the fiscal year ended December 31, 2018.

Class 1 Performance Summary as of December 31, 2018

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/18	1-Year	5-Year	10-Year
Average Annual Total Return	-9.34%	+2.26%	+8.62%

*The Fund has an expense reduction contractually guaranteed through 4/30/19. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/09–12/31/18)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®) and the MSCI World Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	FFA-1

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND

Fund Goal and Main Investments

The Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests equal portions in Class 1 shares of Franklin Income VIP Fund, Franklin Mutual Shares VIP Fund and Templeton Growth VIP Fund.

Fund Risks

All investments involve risks, including possible loss of principal. Because the Fund invests in underlying funds, and the Fund’s performance is directly related to the performance of the underlying funds held by it, the ability of the Fund to achieve its investment goals is directly related to the ability of the underlying funds to meet their investment goals. Additionally, because these underlying funds may engage in a variety of investment strategies involving certain risks, the Fund may be subject to these same risks. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bonds are affected by changes in interest rates and the creditworthiness of their issuers. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds adjust to a rise in interest rates, the Fund’s share price may decline. Higher yielding, lower rated corporate bonds entail a greater degree of credit risk compared to investment-grade securities. Foreign investing carries additional risks such as currency and market volatility and political or social instability, risks that are heightened in developing countries. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the S&P 500 had a -4.38% total return and the MSCI World Index had a -8.20% total return for the same period.1

Economic and Market Overview

The global economy expanded during the 12 months under review, despite weakness in certain regions. Global developed and emerging market stocks were aided at certain points during

*The asset allocation is based on the Statement of Investments (SOI), which classifies each underlying fund into a broad asset class.

the period by higher crude oil prices, upbeat economic data, easing trade tensions and encouraging corporate earnings reports, as well as indications of a slower pace of interest-rate increases from the U.S. Federal Reserve (Fed).

However, various factors weighed on global markets during the period, including concerns about tighter regulation of technology companies, political uncertainties in the U.S. and the European Union, and major central banks’ interest-rate path and unwinding of monetary stimulus measures. Markets were further pressured by U.S. trade disputes with its allies and China, and their impact on global growth and corporate earnings. In this environment, global stocks, as measured by the MSCI All Country World Index, had a -8.93% total return for the 12 months ended December 31, 2018.1

The U.S. economy grew during the 12-month period. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, business investment, exports and government spending. However, growth moderated in the third quarter due to declines in exports and housing investment. The unemployment rate declined from 4.1% in December 2017 to 3.9% at period-end.2 Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% in December 2017 to 1.9% at period-end.2 The Fed raised its target range for the federal funds rate four times during the period, to 2.25%–2.50%, and continued reducing its balance sheet as part of an ongoing plan to normalize monetary policy. At its December meeting, the

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: US Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FFA-2	Annual Report

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND

Fed reduced the projected 2019 rate increases to two, compared to three projected previously.

In Europe, the U.K.’s quarterly economic growth moderated in 2018’s first quarter, but accelerated in 2018’s second and third quarters. The Bank of England raised its key policy rate once during the review period. After moderating in 2018’s first quarter, the eurozone’s quarterly growth remained stable in the second quarter, but eased in the third quarter. The bloc’s annual inflation rate ended the period higher than in December 2017. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period. In December 2018, the ECB confirmed its plan to conclude its bond purchase program at the end of 2018 and reiterated it expects key interest rates to remain unchanged through the summer of 2019.

In Asia, Japan’s quarterly gross domestic product (GDP) grew in 2018’s second quarter, following a contraction in the first quarter, but contracted again in the third quarter. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP growth remained stable in 2018’s first and second quarters, but accelerated in the third quarter. The Central Bank of Brazil lowered its benchmark interest rate twice during the period. Russia’s annual GDP growth rate accelerated in 2018’s first and second quarters, but moderated in the third quarter. After lowering its key rate twice early in the period, the Bank of Russia raised it twice in the period’s second half to curtail inflation risks. China’s annual GDP grew at a stable rate in 2018’s first quarter, but it moderated in the second and third quarters. The People’s Bank of China left its benchmark interest rate unchanged during the period, but it took measures to improve financial liquidity to mitigate the negative effects of the U.S.-China trade dispute and support economic growth. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, had a -14.25% total return during the period.1

Investment Strategy

The Fund normally invests its assets in an equally weighted combination of Class 1 shares of Franklin Income VIP Fund, Franklin Mutual Shares VIP Fund and Templeton Growth VIP Fund. These underlying funds, in turn, invest in a variety of U.S. and foreign equity securities and, to a lesser extent, fixed income and money market securities, each following a value-oriented approach. As market conditions affect the underlying funds, we rebalance the Fund’s allocations seeking to maintain equal weightings of approximately 33 1⁄3% of total net assets in each underlying fund whenever the actual allocations exceed plus or minus 3% of the fixed allocation percentages.

Manager’s Discussion

The Fund’s performance can be attributed largely to its allocation among the underlying funds and their investments in domestic and foreign equities, fixed income securities, and short-term investments and other net assets.

During the 12 months under review, Franklin Income VIP Fund – Class 1 performed in line with the S&P 500 and Franklin Mutual Shares VIP Fund – Class 1 underperformed the index. Templeton Growth VIP Fund – Class 1 underperformed the MSCI World Index.

Thank you for your participation in Franklin Founding Funds Allocation VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report	FFA-3

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 × $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Fund-Level Expenses Paid During Period 7/1/18–12/31/18[1,2]	Ending Account Value 12/31/18	Fund-Level Expenses Paid During Period 7/1/18–12/31/18[1,2]	Net Annualized Expense Ratio[2]
Class 1	$1,000	$913.90	$0.48	$1,024.70	$0.51	0.10%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above — in the far right column — multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

FFA-4	Annual Report

FFA P1 11/18

SUPPLEMENT DATED NOVEMBER 5, 2018

TO THE PROSPECTUS

DATED MAY 1, 2018

OF

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND

(A SERIES OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)

The prospectus is amended as follows:

I. The Board of Trustees of Franklin Templeton Variable Insurance Products Trust (Trust) recently approved a proposal to reposition the Franklin Founding Funds Allocation VIP Fund (Fund), a series of the Trust, subject to shareholder approval of certain matters. Among other things, the repositioning of the Fund as a directly managed allocation fund would involve entering into investment management and sub-advisory arrangements with various Franklin Templeton advisers, changing the name of the Fund to the “Franklin Allocation VIP Fund” and modifying the Fund’s principal investment strategies.

It is anticipated that in December 2018 shareholders of the Fund will receive a proxy statement requesting their votes on certain proposals related to the repositioning and other matters. If such proposals are approved by the Fund’s shareholders, the repositioning is currently expected to be completed on or about May 1, 2019.

The Fund reserves the right to change the above at any time.

Please keep this supplement with your prospectus for future reference.

FFA-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Founding Funds Allocation VIP Fund

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 7.44	$ 7.13	$ 6.80	$ 7.47	$ 7.47

Income from investment operations[a]:

Net investment income[b,c]	0.23	0.21	0.21	0.26	0.22

Net realized and unrealized gains (losses)	(0.89)	0.63	0.64	(0.68)	0.02

Total from investment operations	(0.66)	0.84	0.85	(0.42)	0.24

Less distributions from:

Net investment income	(0.24)	(0.22)	(0.29)	(0.24)	(0.23)

Net realized gains	(0.17)	(0.31)	(0.23)	(0.01)	(0.01)

Total distributions	(0.41)	(0.53)	(0.52)	(0.25)	(0.24)

Net asset value, end of year	$ 6.37	$ 7.44	$ 7.13	$ 6.80	$ 7.47

Total return[d]	(9.34)%	12.17%	13.43%	(5.93)%	3.05%

Ratios to average net assets

Expenses before waiver and payments by affiliates[e]	0.12%	0.12%	0.11%	0.11%	0.11%

Expenses net of waiver and payments by affiliates[e]	0.10%	0.10%	0.10%	0.10%	0.10%

Net investment income[c]	3.13%	2.75%	3.09%	3.51%	2.88%

Supplemental data

Net assets, end of year (000’s)	$984	$1,047	$1,025	$1,083	$1,114

Portfolio turnover rate	2.23%	1.28%	0.10%	0.26%	4.80%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.66% for the year ended December 31, 2018.

FFA-6	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Founding Funds Allocation VIP Fund (continued)

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 7.39	$ 7.08	$ 6.75	$ 7.42	$ 7.42

Income from investment operations[a]:

Net investment income[b,c]	0.21	0.18	0.19	0.24	0.20

Net realized and unrealized gains (losses)	(0.89)	0.64	0.64	(0.68)	0.02

Total from investment operations	(0.68)	0.82	0.83	(0.44)	0.22

Less distributions from:

Net investment income	(0.22)	(0.20)	(0.27)	(0.22)	(0.21)

Net realized gains	(0.17)	(0.31)	(0.23)	(0.01)	(0.01)

Total distributions	(0.39)	(0.51)	(0.50)	(0.23)	(0.22)

Net asset value, end of year	$ 6.32	$ 7.39	$ 7.08	$ 6.75	$ 7.42

Total return[d]	(9.65)%	11.98%	13.18%	(6.21)%	2.85%

Ratios to average net assets

Expenses before waiver and payments by affiliates[e]	0.37%	0.37%	0.36%	0.36%	0.36%

Expenses net of waiver and payments by affiliates[e]	0.35%	0.35%	0.35%	0.35%	0.35%

Net investment income[c]	2.88%	2.50%	2.84%	3.26%	2.63%

Supplemental data

Net assets, end of year (000’s)	$390,300	$480,402	$474,669	$480,715	$557,704

Portfolio turnover rate	2.23%	1.28%	0.10%	0.26%	4.80%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.66% for the year ended December 31, 2018.

The accompanying notes are an integral part of these financial statements. | Annual Report	FFA-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Founding Funds Allocation VIP Fund (continued)

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 7.53	$ 7.21	$ 6.87	$ 7.54	$ 7.54

Income from investment operations[a]:

Net investment income[b,c]	0.20	0.18	0.19	0.23	0.20

Net realized and unrealized gains (losses)	(0.89)	0.64	0.64	(0.68)	0.02

Total from investment operations	(0.69)	0.82	0.83	(0.45)	0.22

Less distributions from:

Net investment income	(0.21)	(0.19)	(0.26)	(0.21)	(0.21)

Net realized gains	(0.17)	(0.31)	(0.23)	(0.01)	(0.01)

Total distributions	(0.38)	(0.50)	(0.49)	(0.22)	(0.22)

Net asset value, end of year	$ 6.46	$ 7.53	$ 7.21	$ 6.87	$ 7.54

Total return[d]	(9.58)%	11.78%	12.92%	(6.24)%	2.75%

Ratios to average net assets

Expenses before waiver and payments by affiliates[e]	0.47%	0.47%	0.46%	0.46%	0.46%

Expenses net of waiver and payments by affiliates[e]	0.45%	0.45%	0.45%	0.45%	0.45%

Net investment income[c]	2.78%	2.40%	2.74%	3.16%	2.53%

Supplemental data

Net assets, end of year (000’s)	$393,385	$528,862	$530,403	$550,825	$702,324

Portfolio turnover rate	2.23%	1.28%	0.10%	0.26%	4.80%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.66% for the year ended December 31, 2018.

FFA-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2018

Franklin Founding Funds Allocation VIP Fund
		Shares	Value

	Investments in Underlying Funds 99.8%
	Domestic Equity 33.5%
a	Franklin Mutual Shares VIP Fund, Class 1	14,842,790	$262,865,813

	Domestic Hybrid 33.2%
a	Franklin Income VIP Fund, Class 1	17,074,938	260,563,549

	Foreign Equity 33.1%
a	Templeton Growth VIP Fund, Class 1	20,860,740	259,507,605

	Total Investments in Underlying Funds (Cost $ 638,939,461)		782,936,967

	Other Assets, less Liabilities 0.2%		1,731,903

	Net Assets 100.0%		$784,668,870

aSee Note 3(d) regarding investments in Underlying Funds.

The accompanying notes are an integral part of these financial statements. | Annual Report	FFA-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2018

Franklin Founding Funds Allocation VIP Fund
Assets:
Investments in securities:
Cost - Controlled affiliates (Note 3d)	$202,630,726
Cost - Non-controlled affiliates (Note 3d)	436,308,735

Value - Controlled affiliates (Note 3d)	$259,507,605
Value - Non-controlled affiliates (Note 3d)	523,429,362
Cash	1,652,238
Receivables:
Investment securities sold	100,000
Capital shares sold	915,922
Other assets	116

Total assets	785,605,243

Liabilities:
Payables:
Capital shares redeemed	383,351
Administrative fees	60,130
Distribution fees	414,196
Reports to shareholders	48,959
Accrued expenses and other liabilities	29,737

Total liabilities	936,373

Net assets, at value	$784,668,870

Net assets consist of:
Paid-in capital	$598,839,513
Total distributable earnings (loss)	185,829,357

Net assets, at value	$784,668,870

Class 1:
Net assets, at value	$984,078

Shares outstanding	154,435

Net asset value and maximum offering price per share	$6.37

Class 2:
Net assets, at value	$390,300,175

Shares outstanding	61,729,115

Net asset value and maximum offering price per share	$6.32

Class 4:
Net assets, at value	$393,384,617

Shares outstanding	60,922,444

Net asset value and maximum offering price per share	$6.46

FFA-10	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2018

Franklin Founding Funds Allocation VIP Fund
Investment income:
Dividends:
Controlled affiliates (Note 3d)	$6,862,014
Non-controlled affiliates (Note 3d)	23,048,469

Total investment income	29,910,483

Expenses:
Administrative fees (Note 3a)	925,679
Distribution fees: (Note 3b)
Class 2	1,122,300
Class 4	1,671,408
Reports to shareholders	82,848
Professional fees	37,428
Trustees’ fees and expenses	6,835
Other	20,588

Total expenses	3,867,086
Expenses waived/paid by affiliates (Note 3e)	(145,358)

Net expenses	3,721,728

Net investment income	26,188,755

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Controlled affiliates (Note 3d)	8,019,382
Non-controlled affiliates (Note 3d)	12,999,950
Capital gain distributions from Underlying Funds:
Controlled affiliates (Note 3d)	25,478,331
Non-controlled affiliates (Note 3d)	10,870,531

Net realized gain (loss)	57,368,194

Net change in unrealized appreciation (depreciation) on:
Investments:
Controlled affiliates (Note 3d)	(83,880,006)
Non-controlled affiliates (Note 3d)	(82,426,366)

Net change in unrealized appreciation (depreciation)	(166,306,372)

Net realized and unrealized gain (loss)	(108,938,178)

Net increase (decrease) in net assets resulting from operations	$(82,749,423)

The accompanying notes are an integral part of these financial statements. | Annual Report	FFA-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Founding Funds Allocation VIP Fund

	Year Ended December 31,

	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$26,188,755	$25,006,932
Net realized gain (loss)	57,368,194	32,208,741
Net change in unrealized appreciation (depreciation)	(166,306,372)	57,408,783

Net increase (decrease) in net assets resulting from operations	(82,749,423)	114,624,456

Distributions to shareholders: (Note 1c)
Class 1	(60,348)	(77,907)
Class 2	(24,442,861)	(33,015,869)
Class 4	(24,951,975)	(35,554,538)

Total distributions to shareholders	(49,455,184)	(68,648,314)

Capital share transactions: (Note 2)
Class 1	99,087	(23,477)
Class 2	(25,472,556)	(15,665,134)
Class 4	(68,063,868)	(26,073,212)

Total capital share transactions	(93,437,337)	(41,761,823)

Net increase (decrease) in net assets	(225,641,944)	4,214,319
Net assets:
Beginning of year	1,010,310,814	1,006,096,495

End of year (Note 1c)	$784,668,870	$1,010,310,814

FFA-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Founding Funds Allocation VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Founding Funds Allocation VIP Fund (Fund) is included in this report. The Fund invests primarily in other funds of the Trust (Underlying Funds). Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The accounting policies of the Underlying Funds are outlined in their respective shareholder reports. A copy of the Underlying Funds’ shareholder reports is available on the U.S. Securities and Exchange Commission (SEC) website at sec.gov. The Underlying Funds’ shareholder reports are not covered by this report.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Investments in the Underlying Funds are valued at their closing NAV each trading day.

b. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income and capital gain distributions by Underlying Funds are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Annual Report	FFA-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Founding Funds Allocation VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c. Security Transactions, Investment Income, Expenses and Distributions (continued)

The Fund indirectly bears its proportionate share of expenses from the Underlying Funds. Since the Underlying Funds have varied expense levels and the Fund may own different proportions of the Underlying Funds at different times, the amount of expenses incurred indirectly by the Fund will vary.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

d. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the year ended December 31, 2017, distributions to shareholders were as follows:

Distributions from net investment income:
Class 1	$(32,261)
Class 2	(12,990,591)
Class 4	(13,655,260)
Distributions from net realized gains:
Class 1	(45,646)
Class 2	(20,025,278)
Class 4	(21,899,278)

For the year ended December 31, 2017, undistributed net investment income included in net assets was $27,465,052.

FFA-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Founding Funds Allocation VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2018		2017

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	17,451	$125,360	15,386	$112,506
Shares issued in reinvestment of distributions	8,536	60,348	11,035	77,907
Shares redeemed	(12,205)	(86,621)	(29,626)	(213,890)

Net increase (decrease)	13,782	$99,087	(3,205)	$(23,477)

Class 2 Shares:
Shares sold	4,193,705	$28,329,864	3,596,772	$26,184,474
Shares issued in reinvestment of distributions	3,476,936	24,442,861	4,703,115	33,015,869
Shares redeemed	(10,985,773)	(78,245,281)	(10,329,852)	(74,865,477)

Net increase (decrease)	(3,315,132)	$(25,472,556)	(2,029,965)	$(15,665,134)

Class 4 Shares:
Shares sold	1,130,901	$8,277,821	2,459,253	$18,233,389
Shares issued in reinvestment of distributions	3,475,205	24,951,975	4,965,718	35,554,538
Shares redeemed	(13,897,304)	(101,293,664)	(10,802,755)	(79,861,139)

Net increase (decrease)	(9,291,198)	$(68,063,868)	(3,377,784)	$(26,073,212)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and/or trustees of the Fund are also officers and directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.10% per year of the average daily net assets of the Fund for administrative services including monitoring and rebalancing the percentage of the Fund’s investments in the Underlying Funds.

b. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

Annual Report	FFA-15

(continued)

3. Transactions with Affiliates (continued)

c. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

d. Investments in Underlying Funds

The Fund invests in Underlying Funds which are managed by affiliates of the Fund’s administrative manager, FT Services. The Fund does not invest in Underlying Funds for the purpose of exercising a controlling influence over the management or policies.

Investments in Underlying Funds for the year ended December 31, 2018, were as follows:

Underlying Funds	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)		Net Change in Unrealized Appreciation (Depreciation)
Controlled Affiliates
Templeton Growth VIP Fund, Class 1	20,714,775	2,870,791	(2,724,826)	20,860,740	$259,507,605	$6,862,014	$33,497,713	[a]	$(83,880,006)

Non-Controlled Affiliates
Franklin Income VIP Fund, Class 1	20,134,973	1,315,294	(4,375,329)	17,074,938	260,563,549	15,250,044	5,211,707		(31,570,800)
Franklin Mutual Shares VIP Fund, Class 1	16,254,912	1,268,701	(2,680,823)	14,842,790	262,865,813	7,798,425	18,658,774	[a]	(50,855,566)

Total Non-Controlled Affiliates					$523,429,362	$23,048,469	$23,870,481		$(82,426,366)

Total Affiliated Securities					$782,936,967	$29,910,483	$57,368,194		$(166,306,372)

aIncludes capital gain distributions received.

e. Waiver and Expense Reimbursements

FT Services has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for each class of the Fund do not exceed 0.10%, based on the average net assets of each class until April 30, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

4. Income Taxes

The tax character of distributions paid during the years ended December 31, 2018 and 2017, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$29,280,715	$28,262,149
Long term capital gain	20,174,469	40,386,165

	$49,455,184	$68,648,314

FFA-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Founding Funds Allocation VIP Fund (continued)

At December 31, 2018, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$678,111,544

Unrealized appreciation	$143,997,507
Unrealized depreciation	(39,172,084)

Net unrealized appreciation (depreciation)	$104,825,423

Distributable earnings:
Undistributed ordinary income	$28,490,096
Undistributed long term capital gains	52,513,831

Total distributable earnings	$81,003,927

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of short term capital gains distributions from Underlying Funds and wash sales.

5. Investment Transactions

Purchases and sales of Underlying Funds (excluding short term securities) for the year ended December 31, 2018, aggregated $20,600,000 and $168,339,264, respectively.

6. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 8, 2019, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 7, 2020, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2018, the Fund did not use the Global Credit Facility.

7. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

Annual Report	FFA-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Founding Funds Allocation VIP Fund (continued)

7. Fair Value Measurements (continued)

At December 31, 2018 , all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

8. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements, except for the following:

On October 23, 2018, the Board approved a plan to reposition the Fund to a direct investment fund with an actively managed dynamic allocation strategy. This will involve entering into an investment management arrangement with Franklin Advisers, Inc. (Advisers) and sub-advisory arrangements with various Franklin Templeton affiliated advisers, changing the name of the Fund to “Franklin Allocation VIP Fund” and modifying the Fund’s principal investment strategies. The services to be provided by Advisers to the Fund will include investment advisory services as well as administrative services, for which the Fund would pay an overall investment management fee of 0.55%. The sub-advisory fees are paid by Advisers and are not an additional expense to the Fund. The repositioning was approved by the shareholders on January 17, 2019 and is expected to be completed on or about May 1, 2019.

FFA-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Founding Funds Allocation VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Founding Funds Allocation VIP Fund (the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Annual Report	FFA-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Founding Funds Allocation VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $20,174,469 as a long term capital gain dividend for the fiscal year ended December 31, 2018.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 30.36% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2018.

During the year ended December 31, 2018, the Fund, a qualified fund of funds under Section 852(g)(2) of the Internal Revenue Code, received an allocation of foreign taxes paid from one or more of its underlying funds. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2019 distribution date, to treat its proportionate share of foreign taxes paid by the underlying funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

20	Annual Report

Franklin Global Real Estate VIP Fund

This annual report for Franklin Global Real Estate VIP Fund covers the fiscal year ended December 31, 2018.

Class 1 Performance Summary as of December 31, 2018

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/18	1-Year	5-Year	10-Year
Average Annual Total Return	-6.52%	+3.94%	+8.09%

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/09–12/31/18)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the FTSE® EPRA®/NAREIT® Developed Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	FGR-1

FRANKLIN GLOBAL REAL ESTATE VIP FUND

Fund Goal and Main Investments

The Fund seeks high total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector, including: real estate investment trusts (REITs) and similar REIT-like entities domiciled outside the U.S.; companies qualifying under U.S. federal tax law as REITs; and companies that derive at least half of their assets or revenues from the ownership, management, development or sale of residential or commercial real estate (such as real estate operating or service companies).

What is a REIT?

A REIT is a type of real estate company that is dedicated to owning and usually operating income-producing real estate properties such as apartments, hotels, industrial properties, office buildings or shopping centers. Equity REITs generally receive income from rents received, are generally operated by experienced property management teams and typically concentrate on a specific geographic region or property type.

Fund Risks

All investments involve risks, including possible loss of principal. The Fund concentrates in real estate securities, which involve special risks, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments affecting the sector. The Fund’s investments in REITs involve additional risks; since REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Foreign investing, especially in emerging markets, involves additional risks such as currency and market volatility, as well as political and social instability. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the FTSE EPRA/NAREIT Developed Index had a -4.74% total return for the same period.1

Economic and Market Overview

The global economy expanded during the 12 months under review, despite weakness in certain regions. Global developed and emerging market stocks were aided at certain points during the period by higher crude oil prices, upbeat economic data, easing trade tensions and encouraging corporate earnings reports, as well as indications of a slower pace of interest-rate increases from the U.S. Federal Reserve (Fed).

However, various factors weighed on global markets during the period, including concerns about tighter regulation of technology companies, political uncertainties in the U.S. and

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FGR-2	Annual Report

FRANKLIN GLOBAL REAL ESTATE VIP FUND

the European Union, and major central banks’ interest-rate path and unwinding of monetary stimulus measures. Markets were further pressured by U.S. trade disputes with its allies and China, and their impact on global growth and corporate earnings. In this environment, global stocks, as measured by the MSCI All Country World Index, had a -8.93% total return for the 12 months ended December 31, 2018.1

The U.S. economy grew during the 12-month period. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, business investment, exports and government spending. However, growth moderated in the third quarter due to declines in exports and housing investment. The unemployment rate declined from 4.1% in December 2017 to 3.9% at period-end.2 Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% in December 2017 to 1.9% at period-end.2 The Fed raised its target range for the federal funds rate four times during the period, to 2.25%–2.50%, and continued reducing its balance sheet as part of an ongoing plan to normalize monetary policy. At its December meeting, the Fed reduced the projected 2019 rate increases to two, compared to three projected previously.

In Europe, the U.K.’s quarterly economic growth moderated in 2018’s first quarter, but accelerated in 2018’s second and third quarters. The Bank of England raised its key policy rate once during the review period. After moderating in 2018’s first quarter, the eurozone’s quarterly growth remained stable in the second quarter, but eased in the third quarter. The bloc’s annual inflation rate ended the period higher than in December 2017. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period. In December 2018, the ECB confirmed its plan to conclude its bond purchase program at the end of 2018 and reiterated it expects key interest rates to remain unchanged through the summer of 2019.

In Asia, Japan’s quarterly gross domestic product (GDP) grew in 2018’s second quarter, following a contraction in the first quarter, but contracted again in the third quarter. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP growth remained stable in 2018’s first and second quarters, but accelerated in the third quarter. The Central Bank of Brazil lowered its benchmark interest rate twice during the period. Russia’s

Top 10 Countries
12/31/18

% of Total Net Assets
U.S.	52.0%
Japan	10.9%
Hong Kong	7.8%
Germany	6.1%
Australia	5.5%
U.K.	4.9%
Singapore	3.2%
France	2.9%
Sweden	2.7%
Canada	2.2%

annual GDP growth rate accelerated in 2018’s first and second quarters, but moderated in the third quarter. After lowering its key rate twice early in the period, the Bank of Russia raised it twice in the period’s second half to curtail inflation risks. China’s annual GDP grew at a stable rate in 2018’s first quarter, but it moderated in the second and third quarters. The People’s Bank of China left its benchmark interest rate unchanged during the period, but it took measures to improve financial liquidity to mitigate the negative effects of the U.S.-China trade dispute and support economic growth. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, had a -14.25% total return during the period.1

Investment Strategy

We seek to limit price volatility by investing across markets and property types. When selecting investments for the Fund’s portfolio, we apply a “bottom-up” stock selection process that incorporates macro-level views in the evaluation process. Our portfolio construction process combines bottom-up analysis of individual stock and real estate market fundamentals and top-down macro overlays to provide country/regional, property type, and company size perspectives in identifying international/local cyclical and thematic trends that highlight investment opportunities.

Manager’s Discussion

During the 12 months under review, key detractors from the Fund’s performance relative to the FTSE EPRA/NAREIT Developed Index included stock selection in the office space

2. Source: U.S. Bureau of Labor Statistics.

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FRANKLIN GLOBAL REAL ESTATE VIP FUND

sector.3 Shares of Brandywine Realty Trust, a Philadelphia-based office REIT, underperformed partially due to broader negative investor sentiment towards office REITs. We believe Brandywine’s near-term lease rolls, above-average leverage and recent earnings guidance, which came in below investor expectation, also pressured the stock.

Stock selection and an overweighting in the diversified sector also hampered relative results.4 Shares of City Developments, the largest private developer in Singapore, were a major detractor during the period. After private home prices continued to rise in the first half of 2018, the Singaporean government announced it would raise the Additional Buyers Stamp Duty and tighten loan-to-value ratios in an effort to cool down the property market. While the government’s move was meant to be pre-emptive, property developers were sold-off in response to the government intervention. In the second half of 2018, concerns over rising interest rates and an overheated equity market weighed on City Developments’ share performance as investors turned more risk-averse.

Other significant detractors included shares of Weyerhaeuser, an integrated timber, land and forest products company that owns or controls more than 13 million acres of timberlands in the U.S. and Canada. The company harvests trees to produce a variety of softwood lumber and other wood products. Weyerhaeuser faced multiple headwinds in the third quarter of 2018, including severe weather and uncertain trade policy with China affecting its export business. The lumber and oriented strand board (also known as flakeboard) markets were unusually volatile, with lumber prices seeing a record decline after reaching a peak in June. Additionally, the outlook for U.S. housing starts has moderated following a slew of weaker-than-expected housing market data. While we believe Weyerhaeuser has a quality portfolio, strong balance sheet and an attractive valuation, we sold our position in the company during the period on account of the softening in its fundamental outlook.

Conversely, an underweighting in the struggling retail property sector supported relative performance over the period, as did an overweighting and stock selection in the residential sector.5 Shares of Deutsche Wohnen, which owns residential properties in Germany, contributed to results. Rents in the Berlin residential market, which comprises the majority of the company’s portfolio, continue to increase due to demand exceeding supply. Management has continued to see further

Top 10 Holdings
12/31/18

Company Sector/Industry, Country	% of Total Net Assets
Simon Property Group Inc. Retail REITs, U.S.	4.5%
Prologis Inc. Industrial REITs, U.S.	3.3%
Equity Residential Residential REITs, U.S.	2.7%
Mitsui Fudosan Co. Ltd. Diversified Real Estate Activities, Japan	2.7%
Deutsche Wohnen SE Real Estate Operating Companies, Germany	2.5%
AvalonBay Communities Inc. Residential REITs, U.S.	2.5%
Welltower Inc. Health Care REITs, U.S.	2.4%
Digital Realty Trust Inc. Specialized REITs, U.S.	2.3%
CK Asset Holdings Ltd. Real Estate Development, Hong Kong	2.2%
Mitsubishi Estate Co. Ltd. Diversified Real Estate Activities, Japan	2.0%

reversionary potential in the existing portfolio. We believe new supply for lower- to middle-income housing is limited as portfolio valuations remain far below replacement costs. Berlin still offers low average rent levels compared to other larger western German cities and major cities in Europe. The company’s assets have also been revalued upward and share dividends increased during the period. In our analysis, Deutsche Wohnen continues to be attractive based on our internal momentum model and on valuation metrics.

Stock selection in the regional malls and specialty sector also supported relative results.6 In the specialty sector, an off-benchmark investment in American Tower boosted performance. American Tower owns and operates approximately 140,000 telecommunications towers globally. Of those, approximately 40,000 are located in the U.S., where a majority of the company’s operating profits are generated, and the remainder are located elsewhere, notably in India and Latin America. American Tower benefited from stronger-than-expected growth from its U.S. business, with organic tenant billings growth accelerating over the third and fourth quarters of 2018. The U.S. tower business has continued to benefit from

3. Office holdings are in office REITs in the SOI.

4. Diversified holdings are in diversified real estate activities, diversified REITs, real estate development and real estate operating companies in the SOI.

5. Retail property holdings are in retail REITs in the SOI. Residential holdings are in real estate operating companies and residential REITs in the SOI.

6. Regional malls holdings are in retail REITs in the SOI. Specialty holdings are in specialized REITs in the SOI.

FGR-4	Annual Report

FRANKLIN GLOBAL REAL ESTATE VIP FUND

industry-wide tailwinds, such as the substantial investment by national wireless operators in their networks to support significant annual growth rates in domestic mobile data usage. The demand profile is also supported by the early stages of deployment of spectrum assets for 5G next-generation technology. Outside the U.S., American Tower has also seen an acceleration in its growth trajectory, notably in Brazil, Mexico and South Africa.

Elsewhere, shares of Japanese office landlord Kenedix Office Investment contributed to relative performance. The central Tokyo office markets remain fundamentally solid, with low vacancy rates fueling rent increases throughout the period. While many Japanese REITs continued to acquire properties to drive earnings, Kenedix Office enjoyed solid like-for-like growth from rental reversions on the strength of grade-B buildings due to a favorable supply and demand dynamic. We believe Kenedix Office has attractive growth prospects, solid execution capabilities, and strong momentum.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2018, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s significant investment in securities with non-U.S. currency exposure.

Thank you for your participation in Franklin Global Real Estate VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report	FGR-5

FRANKLIN GLOBAL REAL ESTATE VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 × $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Fund-Level Expenses Paid During Period 7/1/18–12/31/18[1,2]	Ending Account Value 12/31/18	Fund-Level Expenses Paid During Period 7/1/18–12/31/18[1,2]	Net Annualized Expense Ratio[2]
Class 1	$1,000	$935.60	$5.66	$1,019.36	$5.90	1.16%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above — in the far right column — multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

FGR-6	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Global Real Estate VIP Fund

	Year Ended December 31,

	2018	2017		2016		2015	2014
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$16.96	$15.83		$15.93		$16.36	$14.29

Income from investment operations[a]:

Net investment income[b]	0.33	0.17		0.30	[c]	0.24	0.26

Net realized and unrealized gains (losses)	(1.41)	1.52		(0.16)		(0.12)	1.92

Total from investment operations	(1.08)	1.69		0.14		0.12	2.18

Less distributions from net investment income	(0.47)	(0.56)		(0.24)		(0.55)	(0.11)

Net asset value, end of year	$15.41	$16.96		$15.83		$15.93	$16.36

Total return[d]	(6.52)%	10.76%		0.81%		0.83%	15.27%

Ratios to average net assets

Expenses	1.15% [e]	1.14%	[f]	1.11%	[f]	1.11%	1.10%	[e]

Net investment income	1.92%	1.04%		1.99%	[c]	1.49%	1.66%

Supplemental data

Net assets, end of year (000’s)	$878	$819		$821		$32,161	$35,686

Portfolio turnover rate	17.78%	22.18%		28.53%	[g]	23.35%	16.67%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.59%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Annual Report	FGR-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Global Real Estate VIP Fund (continued)

	Year Ended December 31,

	2018	2017		2016		2015	2014
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$16.52	$15.42		$15.52		$15.95	$13.93

Income from investment operations[a]:

Net investment income[b]	0.27	0.13		0.28	[c]	0.20	0.21

Net realized and unrealized gains (losses)	(1.36)	1.47		(0.19)		(0.12)	1.88

Total from investment operations	(1.09)	1.60		0.09		0.08	2.09

Less distributions from net investment income	(0.43)	(0.50)		(0.19)		(0.51)	(0.07)

Net asset value, end of year	$15.00	$16.52		$15.42		$15.52	$15.95

Total return[d]	(6.77)%	10.47%		0.54%		0.57%	15.01%

Ratios to average net assets

Expenses	1.40% [e]	1.39%	[f]	1.36%	[f]	1.36%	1.35%	[e]

Net investment income	1.67%	0.79%		1.74%	[c]	1.24%	1.41%

Supplemental data

Net assets, end of year (000’s)	$146,408	$183,532		$193,707		$287,473	$333,554

Portfolio turnover rate	17.78%	22.18%		28.53%	[g]	23.35%	16.67%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.34%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

FGR-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2018

Franklin Global Real Estate VIP Fund

	Country	Shares	Value
Common Stocks 99.5%
Diversified Real Estate Activities 10.8%
CapitaLand Ltd.	Singapore	659,895	$1,505,648
City Developments Ltd.	Singapore	179,447	1,069,007
Mitsubishi Estate Co. Ltd.	Japan	183,956	2,902,846
Mitsui Fudosan Co. Ltd.	Japan	176,378	3,934,710
New World Development Co. Ltd.	Hong Kong	1,336,585	1,768,344
Nomura Real Estate Holdings Inc.	Japan	55,200	1,014,854
Sun Hung Kai Properties Ltd.	Hong Kong	190,171	2,710,310
Tokyo Tatemono Co. Ltd.	Japan	96,632	1,005,114

			15,910,833

Diversified REITs 7.4%
Activia Properties Inc.	Japan	304	1,232,920
Gecina SA	France	13,194	1,708,298
GPT Group	Australia	404,792	1,522,948
Hulic REIT Inc.	Japan	699	1,086,766
Kenedix Office Investment Corp.	Japan	246	1,571,168
Land Securities Group PLC	United Kingdom	139,282	1,428,770
PLA Administradora Industrial S de RL de CV	Mexico	491,207	584,434
Premier Investment Corp.	Japan	720	820,511
Stockland	Australia	405,390	1,005,374

			10,961,189

Health Care REITs 5.3%
HCP Inc.	United States	75,389	2,105,615
Physicians Realty Trust	United States	41,700	668,451
Ventas Inc.	United States	25,317	1,483,323
Welltower Inc.	United States	50,476	3,503,539

			7,760,928

Hotel & Resort REITs 4.0%
Host Hotels & Resorts Inc.	United States	133,306	2,222,211
MGM Growth Properties LLC, A	United States	51,900	1,370,679
Ryman Hospitality Properties Inc.	United States	17,700	1,180,413
Sunstone Hotel Investors Inc.	United States	81,509	1,060,432

			5,833,735

Hotels, Resorts & Cruise Lines 0.5%
Hilton Worldwide Holdings Inc.	United States	10,614	762,085

Industrial REITs 11.7%
First Industrial Realty Trust Inc.	United States	67,753	1,955,352
GLP J-REIT	Japan	1,205	1,230,287
Goodman Group	Australia	367,978	2,755,922
Mapletree Logistics Trust	Singapore	1,006,471	930,379
Nippon Prologis REIT Inc.	Japan	551	1,165,848
Prologis Inc.	United States	83,369	4,895,428
Rexford Industrial Realty Inc.	United States	55,674	1,640,713
Segro PLC	United Kingdom	358,514	2,691,049

			17,264,978

Office REITs 11.0%
Alexandria Real Estate Equities Inc.	United States	21,421	2,468,556
Boston Properties Inc.	United States	21,585	2,429,392
Brandywine Realty Trust	United States	59,395	764,413
Cousins Properties Inc.	United States	126,300	997,770

Annual Report	FGR-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Global Real Estate VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Office REITs (continued)
	Derwent London PLC	United Kingdom	41,258	$1,501,085
	Dexus	Australia	275,845	2,063,961
	Highwoods Properties Inc.	United States	28,610	1,106,921
	Inmobiliaria Colonial SA	Spain	143,609	1,338,591
	Kilroy Realty Corp.	United States	26,544	1,669,087
	SL Green Realty Corp.	United States	14,022	1,108,860
	Vornado Realty Trust	United States	11,727	727,426

				16,176,062

	Real Estate Development 2.6%
	CK Asset Holdings Ltd.	Hong Kong	440,627	3,224,306
a	Howard Hughes Corp.	United States	6,440	628,673

				3,852,979

	Real Estate Operating Companies 10.8%
	ADO Properties SA	Germany	38,262	1,990,679
	Aroundtown SA	Germany	199,557	1,655,589
	Deutsche Wohnen SE	Germany	82,127	3,753,430
	Fabege AB	Sweden	125,141	1,673,247
	First Capital Realty Inc.	Canada	48,164	665,146
	Hemfosa Fastigheter AB	Sweden	102,632	810,191
	Hufvudstaden AB, A	Sweden	67,318	1,042,200
	Hysan Development Co. Ltd.	Hong Kong	216,065	1,027,830
a	Nyfosa AB	Sweden	103,203	498,035
	Swire Properties Ltd.	Hong Kong	343,600	1,206,692
	Vonovia SE	Germany	35,838	1,626,611

				15,949,650

	Residential REITs 12.2%
	American Homes 4 Rent, A	United States	56,000	1,111,600
	AvalonBay Communities Inc.	United States	21,189	3,687,945
	Camden Property Trust	United States	26,700	2,350,935
	Canadian Apartment Properties REIT	Canada	55,975	1,816,691
	Equity Lifestyle Properties Inc.	United States	23,458	2,278,476
	Equity Residential	United States	61,433	4,055,192
	Essex Property Trust Inc.	United States	3,852	944,549
	Unite Group PLC	United Kingdom	164,251	1,688,256

				17,933,644

	Retail REITs 15.5%
	Agree Realty Corp.	United States	21,421	1,266,410
	CapitaLand Mall Trust	Singapore	798,500	1,323,950
	Link REIT	Hong Kong	154,337	1,562,981
	The Macerich Co.	United States	11,000	476,080
	Realty Income Corp.	United States	43,217	2,724,400
	Regency Centers Corp.	United States	33,139	1,944,597
	Retail Properties of America Inc., A	United States	117,600	1,275,960
	Scentre Group	Australia	259,898	714,133
	Simon Property Group Inc.	United States	39,626	6,656,772
	SmartCentres REIT	Canada	34,530	779,926
	Taubman Centers Inc.	United States	14,100	641,409
	Unibail-Rodamco-Westfield	France	14,664	2,274,992
a	Unibail-Rodamco-Westfield, IDR	France	45,491	342,942

FGR-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

	Franklin Global Real Estate VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Retail REITs (continued)
	Weingarten Realty Investors	United States	35,029	$869,069

				22,853,621

	Specialized REITs 7.7%
	American Tower Corp.	United States	8,700	1,376,253
	Coresite Realty Corp.	United States	10,469	913,211
	CubeSmart	United States	52,493	1,506,024
	Digital Realty Trust Inc.	United States	31,168	3,320,950
	Extra Space Storage Inc.	United States	21,600	1,954,368
	Iron Mountain Inc.	United States	21,600	700,056
	Public Storage	United States	7,644	1,547,222

				11,318,084

	Total Common Stocks (Cost $105,184,897)			146,577,788

			Principal Amount
	Short Term Investments (Cost $281,832) 0.2%
	Repurchase Agreements 0.2%
b	Joint Repurchase Agreement, 2.922%, 1/02/19 (Maturity Value $281,877)
	BNP Paribas Securities Corp. (Maturity Value $125,393) Deutsche Bank Securities Inc. (Maturity Value $46,766) HSBC Securities (USA) Inc. (Maturity Value $109,718)
	Collateralized by U.S. Government Agency Securities, 3.00% - 8.00%, 12/15/25 - 12/20/48; [c] U.S. Treasury Bills, 1/17/19; and U.S. Treasury Notes, 1.25% - 3.50%, 5/31/19 - 9/30/20 (valued at $287,556)	United States	$281,832	281,832

	Total Investments (Cost $105,466,729) 99.7%			146,859,620
	Other Assets, less Liabilities 0.3%			426,865

	Net Assets 100.0%			$147,286,485

See Abbreviations on page FGR-22.

aNon-income producing.

bSee Note 1(c) regarding joint repurchase agreement.

cThe security was issued on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements. | Annual Report	FGR-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2018

Franklin Global Real Estate VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$105,184,897
Cost - Unaffiliated repurchase agreements	281,832

Value - Unaffiliated issuers	$146,577,788
Value - Unaffiliated repurchase agreements	281,832
Receivables:
Capital shares sold	328
Dividends	769,084
European Union tax reclaims	107,052
Other assets	19

Total assets	147,736,103

Liabilities:
Payables:
Capital shares redeemed	150,839
Management fees	136,626
Distribution fees	64,277
Reports to shareholders	38,691
Professional fees	52,081
Accrued expenses and other liabilities	7,104

Total liabilities	449,618

Net assets, at value	$147,286,485

Net assets consist of:
Paid-in capital	$106,231,130
Total distributable earnings (loss)	41,055,355

Net assets, at value	$147,286,485

Class 1:
Net assets, at value	$878,281

Shares outstanding	57,009

Net asset value and maximum offering price per share	$15.41

Class 2:
Net assets, at value	$146,408,204

Shares outstanding	9,759,424

Net asset value and maximum offering price per share	$15.00

FGR-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2018

Franklin Global Real Estate VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$5,121,668
Interest:
Unaffiliated issuers	9,597

Total investment income	5,131,265

Expenses:
Management fees (Note 3a)	1,753,720
Distribution fees: (Note 3c)
Class 2	415,045
Custodian fees (Note 4)	13,468
Reports to shareholders	57,070
Professional fees	76,157
Trustees’ fees and expenses	1,234
Other	19,813

Total expenses	2,336,507
Expense reductions (Note 4)	(14)

Net expenses	2,336,493

Net investment income	2,794,772

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	7,806,232
Realized gain distributions from REITs	544,978
Foreign currency transactions	(12,712)

Net realized gain (loss)	8,338,498

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(22,342,401)
Translation of other assets and liabilities denominated in foreign currencies	(9,052)

Net change in unrealized appreciation (depreciation)	(22,351,453)

Net realized and unrealized gain (loss)	(14,012,955)

Net increase (decrease) in net assets resulting from operations	$(11,218,183)

*Foreign taxes withheld on dividends	$231,510

The accompanying notes are an integral part of these financial statements. | Annual Report	FGR-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Global Real Estate VIP Fund

	Year Ended December 31,

	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$2,794,772	$1,509,596
Net realized gain (loss)	8,338,498	11,105,782
Net change in unrealized appreciation (depreciation)	(22,351,453)	6,230,763

Net increase (decrease) in net assets resulting from operations	(11,218,183)	18,846,141

Distributions to shareholders: (Note 1f)
Class 1	(26,319)	(26,726)
Class 2	(4,381,023)	(5,862,949)

Total distributions to shareholders	(4,407,342)	(5,889,675)

Capital share transactions: (Note 2)
Class 1	146,852	(57,079)
Class 2	(21,586,275)	(23,075,937)

Total capital share transactions	(21,439,423)	(23,133,016)

Net increase (decrease) in net assets	(37,064,948)	(10,176,550)
Net assets:
Beginning of year	184,351,433	194,527,983

End of year (Note 1f)	$147,286,485	$184,351,433

FGR-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Global Real Estate VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Global Real Estate VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2018, 84.2% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use

Annual Report	FGR-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

of independent pricing services. At December 31, 2018, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 31, 2018.

d. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a

FGR-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2018, the Fund had no securities on loan.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and realized gain distributions are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Annual Report	FGR-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

f. Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains. For U.S. Real Estate Investment Trust (REIT) securities, the Fund records ROC estimates, if any, on the ex-dividend date and are adjusted once actual tax designations are known.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

* Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the year ended December 31, 2017, distributions to shareholders were as follows:

Distributions from net investment income:
Class 1	$(26,726)
Class 2	(5,862,949)

For the year ended December 31, 2017, distributions in excess of net investment income included in net assets was $(259,145).

2. Shares of Beneficial Interest

At December 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2018		2017

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	9,088	$153,008	1,644	$26,478
Shares issued in reinvestment of distributions	1,610	26,319	1,626	26,726
Shares redeemed	(2,003)	(32,475)	(6,836)	(110,283)

Net increase (decrease)	8,695	$146,852	(3,566)	$(57,079)

FGR-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

	Year Ended December 31,

	2018		2017

	Shares	Amount	Shares	Amount

Class 2 Shares:
Shares sold	144,050	$2,286,461	147,438	$2,348,274
Shares issued in reinvestment of distributions	274,845	4,381,023	365,520	5,862,949
Shares redeemed	(1,771,140)	(28,253,759)	(1,961,819)	(31,287,160)

Net increase (decrease)	(1,352,245)	$(21,586,275)	(1,448,861)	$(23,075,937)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.050%	Up to and including $500 million
0.950%	Over $500 million, up to and including $1 billion
0.900%	Over $1 billion, up to and including $1.5 billion
0.850%	Over $1.5 billion, up to and including $6.5 billion
0.830%	Over $6.5 billion, up to and including $11.5 billion
0.810%	Over $11.5 billion, up to and including $16.5 billion
0.790%	Over $16.5 billion, up to and including $19 billion
0.780%	Over $19 billion, up to and including $21.5 billion
0.770%	In excess of $21.5 billion

b. Administrative Fees

Under an agreement with FT Institutional, FT Services provides administrative services to the Fund. The fee is paid by FT Institutional based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

Annual Report	FGR-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

3. Transactions with Affiliates (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

During the year ended December 31, 2018, the Fund utilized $2,192,369 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2018 and 2017, was as follows:

	2018	2017
Distributions paid from ordinary income	$4,407,342	$5,889,675

At December 31, 2018, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$113,429,658

Unrealized appreciation	$47,109,110
Unrealized depreciation	(13,679,148)

Net unrealized appreciation (depreciation)	$33,429,962

Distributable earnings:
Undistributed ordinary income	$4,232,907
Undistributed long term capital gains	3,284,783

Total distributable earnings	$7,517,690

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of passive foreign investment company shares.

6. Investment Transactions

Purchases and sales (excluding short term securities) for the year ended December 31, 2018, aggregated $29,630,160 and $51,238,536, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

FGR-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

The Fund invests a large percentage of its total assets in REIT securities. Such concentration may subject the Fund to special risks associated with real estate securities. These securities may be more sensitive to economic or regulatory developments due to a variety of factors such as local, regional, national and global economic conditions, interest rates and tax considerations.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 8, 2019, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 7, 2020, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2018, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2018, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments:
Real Estate Operating Companies	$3,397,703	$12,551,947	$—	$15,949,650
All Other Equity Investments	130,628,138	—	—	130,628,138
Short Term Investments	—	281,832	—	281,832

Total Investments in Securities	$134,025,841	$12,833,779	$—	$146,859,620

aFor detailed categories, see the accompanying Statement of Investments.

Annual Report	FGR-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate VIP Fund (continued)

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

IDR	International Depositary Receipt

REIT	Real Estate Investment Trust

FGR-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Global Real Estate VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Global Real Estate VIP Fund (the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Annual Report	FGR-23

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Franklin Growth and Income VIP Fund

This annual report for Franklin Growth and Income VIP Fund covers the fiscal year ended December 31, 2018.

Class 1 Performance Summary as of December 31, 2018

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/18	1-Year	5-Year	10-Year
Average Annual Total Return	-4.37%	+6.20%	+11.64%

*The Fund has an expense reduction contractually guaranteed through 4/30/19. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/09–12/31/18)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®), the Lipper VIP Equity Income Funds Classification Average and the Consumer Price Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

***Source: Lipper, a Thomson Reuters Company. Please see Index Descriptions following the Fund Summaries.

****Source: Bureau of Labor Statistics, bls.gov/cpi. Please see Index Descriptions following the Fund Summaries.

Annual Report	FGI-1

FRANKLIN GROWTH AND INCOME VIP FUND

Fund Goal and Main Investments

The Fund seeks capital appreciation with current income as a secondary goal. Under normal market conditions, the Fund invests predominantly in equity securities, including common stock, preferred stock and securities convertible into common stock.

Fund Risks

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Value securities may not increase in price as anticipated or may decline further if other investors fail to recognize the company’s value or favor investing in faster growing companies. Because the Fund can only distribute what it earns, the Fund’s distributions to shareholders may decline when prevailing interest rates fall, when dividend income from investments in stocks decline, or when the Fund experiences defaults on debt securities it holds. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s benchmark, the S&P 500 had a -4.38% total return.1 The Fund’s peers, as measured by the Lipper VIP Equity Income Funds Classification Average, had a -7.90% total return for the same period.2

Economic and Market Overview

The U.S. economy grew during the 12 months under review. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, business investment, exports and government spending. However, growth moderated in the third quarter due to declines in exports and housing investment. The manufacturing and services sectors expanded during the period. The unemployment rate declined from 4.1% in December 2017 to 3.9% at period-end.3 Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% in December 2017 to 1.9% at period-end.3

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: U.S. Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FGI-2	Annual Report

FRANKLIN GROWTH AND INCOME VIP FUND

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate four times during the period, to 2.25%–2.50%, and continued to reduce its balance sheet as part of its ongoing plan to normalize monetary policy. At its December meeting, the Fed reduced the projected 2019 rate increases to two, compared to three projected previously.

U.S. equity markets overall declined during the period amid concerns about tighter regulation of technology companies, the pace of the Fed’s rate increases, U.S. political uncertainties, the Trump administration’s protectionist policies, and the potential impact of the U.S.-China trade dispute on U.S. and global growth and corporate earnings. However, these concerns were partially alleviated by an overall easing of tensions in the Korean peninsula, ongoing trade negotiations between the U.S. and the European Union, and a new trade deal between the U.S., Mexico and Canada (pending ratification by the three countries’ legislatures), and intermittent U.S.-China trade negotiations, including a temporary truce that the two countries reached in December. Markets also benefited from mostly upbeat economic data, better U.S. corporate earnings, results of the U.S. mid-term elections and a potentially slower pace to the Fed’s rate increases. In this environment, the broad U.S. stock market, as measured by the S&P 500, reached a new all-time high in September 2018, but had a -4.38% total return for the 12-month period.1

Investment Strategy

We seek to invest in a broadly diversified portfolio of equity securities that we consider to be financially strong, with a focus on “blue chip” companies. We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins, balance sheet and liquidation value. We consider dividend yield and the opportunity for dividend growth in selecting stocks for the Fund because we believe that, over time, dividend income can contribute significantly to total return and can be a more consistent source of investment return than capital appreciation. We seek to take advantage of price dislocations that result from the market’s short-term focus and choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

Top 10 Holdings
12/31/18

Company Sector/Industry	% of Total Net Assets
JPMorgan Chase & Co. Financials	4.2%
Microsoft Corp. Information Technology	3.5%
Bank of America Corp. Financials	2.6%
Wells Fargo & Co. Financials	2.6%
Chevron Corp. Energy	2.6%
Merck & Co. Inc. Health Care	2.6%
The Procter & Gamble Co. Consumer Staples	2.6%
Pfizer Inc. Health Care	2.6%
PepsiCo Inc. Consumer Staples	2.5%
Johnson & Johnson Health Care	2.3%

Manager’s Discussion

During the period under review, sectors that rose in value among the Fund’s investments included health care, information technology (IT) and utilities. In contrast, the financials, industrials and energy sectors declined.

In the health care sector, pharmaceutical firms Merck and Pfizer benefited performance. Merck benefited after releasing favorable clinical trial results for its Keytruda oncology drug in treating lung cancer. The company also raised its dividend and authorized a new significant share buyback plan. Shares of Pfizer increased amid growing earnings, optimism about the company’s pipeline of late-state products and firm restructuring plans. Eli Lilly also helped results in the sector.

In the IT sector, information software and services firm Microsoft continued to be rewarded by its growing cloud computing business and efforts to move Microsoft Office clients to a subscription-based service, and the company reported solid quarterly growth in revenues and earnings per share. Networking firm Cisco Systems also boosted results.

In the utilities sector, electric utility NextEra Energy helped results. In other sectors, positions in oil and gas exploration and

Annual Report	FGI-3

FRANKLIN GROWTH AND INCOME VIP FUND

production company Anadarko Petroleum4 and insurance brokerage firm Arthur Gallagher aided performance even though their sectors underperformed.

In the financials sector, large bank Wells Fargo, financial services firm Morgan Stanley and investment manager BlackRock were notable detractors. Wells Fargo continued to be negatively impacted by reports of a sales practices scandal and increased Fed scrutiny that limited asset growth. The company also reported weak earnings amid declining levels of loans and deposits. Consistent with a general slump in the financials sector, shares of Morgan Stanley declined despite favorable guidance and increased quarterly earnings helped by growing asset management levels and good cost management. Although BlackRock reported better-than-expected earnings for the second and third quarters of 2018, its shares declined due to investor concerns about slower investment inflows.

In the industrials sector, engine manufacturer Cummins detracted from performance, and energy equipment and services provider Schlumberger in the energy sector also detracted. In other sectors, chemicals company BASF, specialty materials and chemicals company DowDuPont and food manufacturer Kraft Heinz4 hindered results.

Thank you for your participation in Franklin Growth and Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4. Not held at period-end.

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FRANKLIN GROWTH AND INCOME VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 × $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Fund-Level Expenses Paid During Period 7/1/18–12/31/18[1,2]	Ending Account Value 12/31/18	Fund-Level Expenses Paid During Period 7/1/18–12/31/18[1,2]	Net Annualized Expense Ratio[2]
Class 1	$1,000	$959.10	$2.91	$1,022.23	$3.01	0.59%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Growth and Income VIP Fund

	Year Ended December 31,

	2018	2017	2016		2015	2014
Class 1

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$16.32	$15.97	$15.94		$17.02	$15.97

Income from investment operations[a]:

Net investment income[b]	0.31	0.35	0.40		0.45	0.53	[c]

Net realized and unrealized gains (losses)	(0.97)	2.04	1.33		(0.54)	0.95

Total from investment operations	(0.66)	2.39	1.73		(0.09)	1.48

Less distributions from:

Net investment income	(0.43)	(1.03)	(0.46)		(0.61)	(0.43)

Net realized gains	(0.43)	(1.01)	(1.24)		(0.38)	—

Total distributions	(0.86)	(2.04)	(1.70)		(0.99)	(0.43)

Net asset value, end of year	$14.80	$16.32	$15.97		$15.94	$17.02

Total return[d]	(4.37)%	16.15%	11.86%		(0.62)%	9.40%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.73%	0.72%	0.59%		0.58%	0.57%

Expenses net of waiver and payments by affiliates	0.59% [e]	0.59% [e]	0.59%	[e],f	0.58%	0.57%	[e]

Net investment income	1.96%	2.21%	2.38%		2.74%	3.26%	[c]

Supplemental data

Net assets, end of year (000’s)	$31,479	$35,865	$29,829		$144,663	$168,961

Portfolio turnover rate	24.29%	33.91%	40.59%	[g]	48.81%	20.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.12 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.53%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

FGI-6	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 2

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$16.02	$15.69	$15.68	$16.76	$15.73

Income from investment operations[a]:

Net investment income[b]	0.27	0.31	0.30	0.40	0.48	[c]

Net realized and unrealized gains (losses)	(0.96)	2.00	1.37	(0.54)	0.94

Total from investment operations	(0.69)	2.31	1.67	(0.14)	1.42

Less distributions from:

Net investment income	(0.39)	(0.97)	(0.42)	(0.56)	(0.39)

Net realized gains	(0.43)	(1.01)	(1.24)	(0.38)	—

Total distributions	(0.82)	(1.98)	(1.66)	(0.94)	(0.39)

Net asset value, end of year	$14.51	$16.02	$15.69	$15.68	$16.76

Total return[d]	(4.58)%	15.85%	11.62%	(0.91)%	9.14%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.98%	0.97%	0.84%	0.83%	0.82%

Expenses net of waiver and payments by affiliates	0.84% [e]	0.84% [e]	0.84% [e,f]	0.83%	0.82%	[e]

Net investment income	1.71%	1.96%	2.13%	2.49%	3.01%	[c]

Supplemental data

Net assets, end of year (000’s)	$61,855	$74,105	$69,474	$124,691	$138,191

Portfolio turnover rate	24.29%	33.91%	40.59% [g]	48.81%	20.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.12 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.28%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Annual Report	FGI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2018

Franklin Growth and Income VIP Fund

	Country	Shares	Value
Common Stocks 87.8%
Communication Services 4.2%
Comcast Corp., A	United States	32,500	$1,106,625
Rogers Communications Inc., B	Canada	14,344	735,273
TELUS Corp.	Canada	21,800	722,701
Verizon Communications Inc.	United States	24,710	1,389,196

			3,953,795

Consumer Discretionary 3.4%
Las Vegas Sands Corp.	United States	12,800	666,240
Lowe’s Cos. Inc.	United States	6,548	604,774
McDonald’s Corp.	United States	7,000	1,242,990
Target Corp.	United States	9,580	633,142

			3,147,146

Consumer Staples 9.0%
The Coca-Cola Co.	United States	40,700	1,927,145
PepsiCo Inc.	United States	21,298	2,353,003
The Procter & Gamble Co.	United States	26,100	2,399,112
Walmart Inc.	United States	18,800	1,751,220

			8,430,480

Energy 8.8%
Chevron Corp.	United States	22,368	2,433,415
Exxon Mobil Corp.	United States	20,977	1,430,422
Occidental Petroleum Corp.	United States	21,900	1,344,222
ONEOK Inc.	United States	14,500	782,275
Royal Dutch Shell PLC, A, ADR	United Kingdom	21,213	1,236,081
Suncor Energy Inc.	Canada	35,682	998,025

			8,224,440

Financials 18.2%
Arthur J. Gallagher & Co.	United States	9,566	705,014
Bank of America Corp.	United States	60,000	1,478,400
BB&T Corp.	United States	33,876	1,467,508
BlackRock Inc.	United States	2,361	927,448
The Charles Schwab Corp.	United States	24,742	1,027,535
JPMorgan Chase & Co.	United States	40,300	3,934,086
MetLife Inc.	United States	32,000	1,313,920
Morgan Stanley	United States	46,737	1,853,122
U.S. Bancorp	United States	40,755	1,862,504
Wells Fargo & Co.	United States	52,850	2,435,328

			17,004,865

Health Care 14.1%
Baxter International Inc.	United States	8,500	559,470
Bristol-Myers Squibb Co.	United States	11,700	608,166
Eli Lilly & Co.	United States	9,837	1,138,338
Johnson & Johnson	United States	16,765	2,163,523
Medtronic PLC	United States	23,781	2,163,120
Merck & Co. Inc.	United States	31,600	2,414,556
Pfizer Inc.	United States	54,563	2,381,675
UnitedHealth Group Inc.	United States	6,900	1,718,928

			13,147,776

FGI-8	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Growth and Income VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Industrials 9.2%
	Cummins Inc.	United States	6,069	$811,061
	Illinois Tool Works Inc.	United States	3,911	495,485
	Lockheed Martin Corp.	United States	4,369	1,143,979
	Norfolk Southern Corp.	United States	7,500	1,121,550
	Raytheon Co.	United States	10,416	1,597,294
	Republic Services Inc.	United States	25,480	1,836,853
	Stanley Black & Decker Inc.	United States	3,832	458,844
	United Technologies Corp.	United States	10,234	1,089,716

				8,554,782

	Information Technology 9.7%
	Apple Inc.	United States	8,232	1,298,516
	Cisco Systems Inc.	United States	40,189	1,741,390
	Intel Corp.	United States	20,657	969,433
	Microsoft Corp.	United States	32,476	3,298,587
	Oracle Corp.	United States	13,829	624,379
	Texas Instruments Inc.	United States	11,996	1,133,622

				9,065,927

	Materials 4.2%
	BASF SE	Germany	12,137	845,423
	DowDuPont Inc.	United States	25,573	1,367,644
	International Paper Co.	United States	21,220	856,439
	Linde PLC	United Kingdom	5,300	827,012

				3,896,518

	Real Estate 1.7%
	Equity Residential	United States	9,800	646,898
	Host Hotels & Resorts Inc.	United States	58,941	982,546

				1,629,444

	Utilities 5.3%
	Duke Energy Corp.	United States	13,700	1,182,310
	NextEra Energy Inc.	United States	11,854	2,060,462
	Xcel Energy Inc.	United States	33,596	1,655,275

				4,898,047

	Total Common Stocks (Cost $60,543,021)			81,953,220

a	Equity-Linked Securities 9.0%
	Communication Services 1.3%
b	Goldman Sachs International into Alphabet Inc., 5.00%, A, 144A	United States	1,100	1,165,414

	Consumer Discretionary 2.3%
b	Wells Fargo Bank National Assn. into Amazon.com Inc., 6.00%, 144A	United States	800	1,212,044
b	Wells Fargo Bank National Assn. into Dollar General Corp., 6.50%, 144A	United States	9,000	957,672

				2,169,716

	Energy 0.4%
b	Credit Suisse AG London into Schlumberger Ltd., 6.50%, 144A	United States	10,300	385,584

	Financials 1.0%
b	Morgan Stanley BV into Bank of America Corp., 6.50%, 144A	United States	38,000	967,943

Annual Report	FGI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Growth and Income VIP Fund (continued)

		Country	Shares	Value
a	Equity-Linked Securities (continued)
	Health Care 1.5%
b	Deutsche Bank AG London into Baxter International Inc., 4.50%, 144A	United States	8,000	$532,015
b	Goldman Sachs International into HCA Holdings Inc., 6.00%, 144A	United States	6,400	825,358

				1,357,373

	Information Technology 2.5%
b	Credit Suisse AG London into Broadcom Inc., 8.50%, 144A	United States	3,500	878,753
b	Goldman Sachs International into Intel Corp., 8.00%, 144A	United States	10,700	508,212
b	Merrill Lynch International & Co. CV into Analog Devices Inc., 7.00%, 144A	United States	11,000	942,900

				2,329,865

	Total Equity-Linked Securities (Cost $9,232,070)			8,375,895

	Convertible Preferred Stocks 2.9%
	Health Care 1.8%
	Becton Dickinson and Co., 6.125%, cvt. pfd., A	United States	28,800	1,660,896

	Industrials 0.5%
	Fortive Corp., 5.00%, cvt. pfd., A	United States	510	462,871

	Materials 0.6%
	International Flavors & Fragrances Inc., 6.00%, cvt. pfd	United States	11,582	587,207

	Total Convertible Preferred Stocks (Cost $2,634,492)			2,710,974

	Total Investments before Short Term Investments (Cost $72,409,583)			93,040,089

			Principal Amount

	Short Term Investments (Cost $483,219) 0.5%
	Repurchase Agreements 0.5%
c	Joint Repurchase Agreement, 2.922%, 1/02/19 (Maturity Value $483,297)
	BNP Paribas Securities Corp. (Maturity Value $214,994)
	Deutsche Bank Securities Inc. (Maturity Value $80,184)
	HSBC Securities (USA) Inc. (Maturity Value $188,119)
	Collateralized by U.S. Government Agency Securities, 3.00% - 8.00%, 12/15/25 -12/20/48; [d] U.S. Treasury Bills, 1/17/19; and U.S. Treasury Notes, 1.25% - 3.50%, 5/31/19 - 9/30/20 (valued at $493,034)	United States	$483,219	483,219

	Total Investments (Cost $72,892,802) 100.2%			93,523,308

	Other Assets, less Liabilities (0.2)%			(188,876)

	Net Assets 100.0%			$93,334,432

See Abbreviations on page FGI-20.

aSee Note 1(d) regarding equity-linked securities.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2018, the aggregate value of these securities was $8,375,895, representing 9.0% of net assets.

cSee Note 1(c) regarding joint repurchase agreement.

dThe security was issued on a discount basis with no stated coupon rate.

FGI-10	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2018

Franklin Growth and Income VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$72,409,583
Cost - Unaffiliated repurchase agreements	483,219

Value - Unaffiliated issuers	$93,040,089
Value - Unaffiliated repurchase agreements	483,219
Receivables:
Capital shares sold	47,620
Dividends	170,337
Other assets	12

Total assets	93,741,277

Liabilities:
Payables:
Investment securities purchased	263,199
Capital shares redeemed	16,667
Management fees	25,010
Distribution fees	27,533
Reports to shareholders	38,287
Professional fees	33,021
Accrued expenses and other liabilities	3,128

Total liabilities	406,845

Net assets, at value	$93,334,432

Net assets consist of:
Paid-in capital	$64,908,912
Total distributable earnings (loss)	28,425,520

Net assets, at value	$93,334,432

Class 1:
Net assets, at value	$31,478,954

Shares outstanding	2,127,571

Net asset value and maximum offering price per share	$14.80

Class 2:
Net assets, at value	$61,855,478

Shares outstanding	4,263,328

Net asset value and maximum offering price per share	$14.51

The accompanying notes are an integral part of these financial statements. | Annual Report	FGI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2018

Franklin Growth and Income VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$2,674,941
Interest:
Unaffiliated issuers	28,249

Total investment income	2,703,190

Expenses:
Management fees (Note 3a)	654,250
Distribution fees: (Note 3c)
Class 2	177,196
Custodian fees (Note 4)	1,603
Reports to shareholders	53,791
Professional fees	48,182
Trustees’ fees and expenses	766
Other	16,550

Total expenses	952,338
Expense reductions (Note 4)	(331)
Expenses waived/paid by affiliates (Note 3e)	(149,777)

Net expenses	802,230

Net investment income	1,900,960

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	6,053,469
Realized gain distributions from REITs	6,662
Foreign currency transactions	2,046

Net realized gain (loss)	6,062,177

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(12,184,305)
Translation of other assets and liabilities denominated in foreign currencies	(322)

Net change in unrealized appreciation (depreciation)	(12,184,627)

Net realized and unrealized gain (loss)	(6,122,450)

Net increase (decrease) in net assets resulting from operations	$(4,221,490)

*Foreign taxes withheld on dividends	$35,750

FGI-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Growth and Income VIP Fund

	Year Ended December 31,

	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$1,900,960	$2,171,299
Net realized gain (loss)	6,062,177	3,278,575
Net change in unrealized appreciation (depreciation)	(12,184,627)	10,412,049

Net increase (decrease) in net assets resulting from operations	(4,221,490)	15,861,923

Distributions to shareholders: (Note 1f)
Class 1	(1,845,139)	(4,057,455)
Class 2	(3,639,656)	(8,741,347)

Total distributions to shareholders	(5,484,795)	(12,798,802)

Capital share transactions: (Note 2)
Class 1	(1,177,234)	5,020,919
Class 2	(5,751,247)	2,582,809

Total capital share transactions	(6,928,481)	7,603,728

Net increase (decrease) in net assets	(16,634,766)	10,666,849
Net assets:
Beginning of year	109,969,198	99,302,349

End of year (Note 1f)	$93,334,432	$109,969,198

The accompanying notes are an integral part of these financial statements. | Annual Report	FGI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Growth and Income VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Growth and Income VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2018, a market event occured resulting in a portion of the securities held by the Fund being valued using fair value procedures.

FGI-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 31, 2018.

d. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income

Annual Report	FGI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (Continued)

1. Organization and Significant Accounting

Policies (continued)

e. Income and Deferred Taxes (continued)

and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and capital gain distributions are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations

(tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

FGI-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

For the year ended December 31, 2017, distributions to shareholders were as follows:

Distributions from net investment income :
Class 1	$ (2,052,142)
Class 2	(4,282,950)
Distributions from net realized gains:
Class 1	(2,005,313)
Class 2	(4,458,397)

For the year ended December 31, 2017, undistributed net investment income included in net assets was $2,575,264.

2. Shares of Beneficial Interest

At December 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2018		2017

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	84,856	$1,355,363	273,799	$4,396,906
Shares issued in reinvestment of distributions	117,600	1,845,139	272,130	4,057,455
Shares redeemed	(272,261)	(4,377,736)	(216,463)	(3,433,442)

Net increase (decrease)	(69,805)	$(1,177,234)	329,466	$5,020,919

Class 2 Shares:
Shares sold	100,573	$1,575,307	304,558	$4,865,372
Shares issued in reinvestment of distributions	236,188	3,639,656	596,679	8,741,347
Shares redeemed	(699,174)	(10,966,210)	(704,129)	(11,023,910)

Net increase (decrease)	(362,413)	$(5,751,247)	197,108	$2,582,809

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report	FGI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the year ended December 31, 2018, the gross effective investment management fee rate was 0.618% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganisation and liquidations) for each class of the Fund do not exceed 0.59% based on the average net assets of each class until April 30, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2018, the custodian fees were reduced as noted in the Statement of Operations.

FGI-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2018 and 2017, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$2,654,090	$7,912,641
Long term capital gain	2,830,705	4,886,161

	$5,484,795	$12,798,802

At December 31, 2018, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$72,835,679

Unrealized appreciation	$22,919,613
Unrealized depreciation	(2,231,984)

Net unrealized appreciation (depreciation)	$20,687,629

Distributable earnings:
Undistributed ordinary income	$2,375,761
Undistributed long term capital gains	5,423,192

Total distributable earnings	$7,798,953

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of equity-linked securities and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2018, aggregated $25,262,721 and $32,954,133, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 8, 2019, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 7, 2020, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2018, the Fund did not use the Global Credit Facility.

Annual Report	FGI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Growth and Income VIP Fund (continued)

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2018, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Materials .	$3,638,302	$845,423	$—	$4,483,725
All Other Equity Investments	80,180,469	—	—	80,180,469
Equity-Linked Securities	—	8,375,895	—	8,375,895
Short Term Investments	—	483,219	—	483,219

Total Investments in Securities	$83,818,771	$9,704,537	$—	$93,523,308

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and convertible preferred stocks.

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than already disclosed in the financial statements.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

FGI-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Growth and Income VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Growth and Income VIP Fund (the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Annual Report	FGI-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Growth and Income VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $2,830,705 as a long term capital gain dividend for the fiscal year ended December 31, 2018.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 85.68% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2018.

FGI-22	Annual Report

Franklin Income VIP Fund

This annual report for Franklin Income VIP Fund covers the fiscal year ended December 31, 2018.

Class 1 Performance Summary as of December 31, 2018

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/18	1-Year	5-Year	10-Year
Average Annual Total Return	-4.09%	+3.34%	+9.12%

* The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/09–12/31/18)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®) and the Bloomberg Barclays U.S. Aggregate Bond Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	FI-1

FRANKLIN INCOME VIP FUND

Fund Goal and Main Investments

The Fund seeks to maximize income, while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities.

Fund Risks

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund’s portfolio includes a substantial portion of higher yielding, lower rated corporate bonds because of the relatively higher yields they offer. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Foreign investing carries additional risks such as currency and market volatility and political or social instability, risks that are heightened in developing countries. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the Fund’s equity benchmark, the S&P 500, had a -4.38% total return, and its fixed income benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, posted a +0.01% total return for the same period.1

Economic and Market Overview

The U.S. economy grew during the 12 months under review. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, business investment, exports and government spending. However, growth moderated in the third quarter due to declines in exports and housing investment. The manufacturing and services sectors expanded during the period.

Portfolio Composition

12/31/18

% of Total Net Assets
Equity*	45.9%
Financials	6.7%
Utilities	6.5%
Energy	6.0%
Health Care	5.2%
Information Technology	4.9%
Materials	3.6%
Consumer Staples	3.4%
Communication Services	3.4%
Consumer Discretionary	3.2%
Industrials	2.5%
Real Estate	0.5%
Fixed Income	50.3%
Health Care	13.1%
Financials	12.9%
Communication Services	6.9%
Energy	6.6%
Consumer Discretionary	3.0%
Materials	1.9%
Utilities	1.7%
Industrials	1.6%
Consumer Staples	1.2%
Information Technology	0.7%
Real Estate	0.7%
Short-Term Investments & Other Net Assets	3.8%

*Includes convertible bonds.

The unemployment rate declined from 4.1% in December 2017 to 3.9% at period-end.2 Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% in December 2017 to 1.9% at period-end.2

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate four times during the period, to 2.25%–2.50%, and continued to reduce its balance sheet as part of its ongoing plan to normalize monetary policy. At its December meeting, the Fed reduced the projected 2019 rate increases to two, compared to three projected previously.

The 10-year Treasury yield, which moves inversely to its price, increased during the period. The yield rose to multi-year highs

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FI-2	Annual Report

FRANKLIN INCOME VIP FUND

several times in 2018 amid investor concerns about higher inflation and the Fed’s interest-rate path. Expectations that other central banks might scale back monetary stimulus and better-than-expected U.S. economic reports also pushed the yield higher. However, some factors weighed on the Treasury yield at certain points during the period, including concerns about political turmoil in Italy, political uncertainties in the U.S., tensions between the U.S. and North Korea, the Trump administration’s protectionist trade policies, U.S. trade disputes with its allies and China, economic turmoil in Turkey and Argentina, slowing global economic growth and expectations the Fed would slow its pace of rate increases. Overall, the 10-year Treasury yield rose from 2.40% at the beginning of the period to 2.69% at period-end.

Investment Strategy

In analyzing debt and equity securities, we consider such factors as a company’s experience and managerial strength; responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; changing financial condition and market recognition of the change; and a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings. When choosing investments for the Fund, we apply a bottom-up, value oriented, long-term approach, focusing on the market price of a company’s securities relative to the investment manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential.

Manager’s Discussion

In our pursuit of what we considered attractive current income, while maintaining prospects for capital appreciation, we continued to hold a diversified mix of securities in our multi-asset income strategies, including common stocks, preferred stocks, equity-linked securities, government debt securities, corporate bonds (both investment grade and high yield), and floating-rate corporate term loans.

During the year, we increased our fixed income holdings, reflecting heightened uncertainty related to the potential effect of rising interest rates and quantitative tightening (i.e., Fed balance sheet reduction) on economic growth. Adding to these concerns in the latter part of 2018 were increased trade tensions (especially between China and the U.S.), rising political discord in the U.S. (e.g., government shutdown), and weakening global economic growth expectations (e.g., collapse in energy prices).

As a result of the numerous factors listed above, volatility increased during 2018 across a range of asset classes from the

Top Five Equity Holdings

12/31/18

Company Sector/Industry	% of Total Net Assets
Wells Fargo & Co. Financials	2.0%
The Southern Co. Utilities	1.8%
Dominion Energy Inc. Utilities	1.7%
Sempra Energy Utilities	1.6%
Verizon Communications Inc. Communication Services	1.5%

very low levels experienced in 2017. Our portfolio shifts were intended to help balance the Fund’s asset mix and reduce the expected risk of the Fund going forward. Key to this was the addition of short- and intermediate-maturity U.S. Treasury securities into the Fund. The rise in interest rates over the last 12-18 months also made these securities more attractive to us on a relative value basis compared to the more full valuations across much of the equity and corporate credit markets.

At period-end, the Fund held 50.3% in fixed income securities, including 38.8% in corporate bonds, 7.5% in U.S. Treasury securities, and 3.7% in floating-rate corporate loans. We maintained an emphasis on select opportunities within corporate debt securities, particularly within non-investment grade where we prefer to emphasize company-specific factors rather than broad credit and interest-rate risk. (High yield bonds have the added advantage of being a fairly short duration asset class.) Rising interest rates and select widening in corporate credit spreads presented an opportunity to more than double our weighting of investment-grade corporate debt.

Corporate fixed income sector exposures remain fairly diversified, with health care, financials, communication services and energy the largest weightings.

Overall performance among fixed income holdings was slightly negative for the year, with key detractors concentrated in energy and consumer discretionary. Key contributions among fixed income positions came from U.S. Treasury holdings, health care and utilities.

At period-end, the Fund held 45.9% in equity securities.

While the overall performance from equity securities turned negative as equity markets came under significant pressure to end the year, performance was fairly mixed across sectors. Economically sensitive sectors came under the greatest

Annual Report	FI-3

FRANKLIN INCOME VIP FUND

Top Five Fixed Income Holdings

and Senior Floating Rate Interests*

12/31/18

Company Sector/Industry	% of Total Net Assets
U.S. Treasury Note Financials	7.5%
CHS/Community Health Systems Inc. Health Care	3.9%
Chesapeake Energy Corp. Energy	2.4%
Tenet Healthcare Corp. Health Care	2.2%
Citigroup Inc. Financials	1.8%

*Does not include convertible bonds.

pressure at year-end, with energy, financials, industrials and materials among the leading detractors. Partially offsetting the detractors were contributions from equity holdings in the health care, information technology and utilities sectors.

While markets remain relatively unsettled as we enter 2019, we continue to find what we believe to be attractive opportunities across a wide range of asset classes and securities that are capable of generating attractive income, while also offering the potential for long-term capital appreciation.

Thank you for your participation in Franklin Income VIP Fund.

We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FI-4	Annual Report

FRANKLIN INCOME VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 × $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Fund-Level Expenses Paid During Period 7/1/18–12/31/18[1,2]	Ending Account Value 12/31/18	Fund-Level Expenses Paid During Period 7/1/18–12/31/18[1,2]	Net Annualized Expense Ratio[2]
Class 1	$1,000	$950.80	$2.21	$1,022.94	$2.29	0.45%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Annual Report	FI-5

FI PI 10/18

SUPPLEMENT DATED OCTOBER 30, 2018

TO THE PROSPECTUSES

DATED MAY 1, 2018

OF

FRANKLIN INCOME VIP FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectuses are amended as follows:

I.   The second paragraph in the “Franklin Income VIP Fund – Fund Summaries – Principal Investment Strategies” section of the prospectuses is deleted.

II.   The following is added to the “Franklin Income VIP Fund – Fund Summaries – Principal Investment Strategies” section of the prospectuses:

The Fund may, from time to time, use a variety of equity-related derivatives and complex equity securities, which may include purchasing or selling call and put options on equity securities and equity security indices, futures on equity securities and equity indexes, options on equity index futures and equity-linked notes, for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in certain equity markets. In addition, the Fund may use interest rate derivatives, including interest rate swaps and interest rate and/or bond futures contracts (including U.S. Treasury futures contracts) for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates. The Fund also may, from time to time, use currency derivatives, such as forward foreign currency exchange contracts, currency futures contracts, currency swaps and currency options to hedge (protect) against currency risks, and credit-related derivatives, such as credit default swaps and options on credit default swaps, to hedge (protect) against credit risks. The use of such derivative transactions may allow the Fund to obtain net long or net short exposures to selected markets, interest rates, countries or durations.

III.   The following is added to the “Franklin Income VIP Fund – Fund Summaries – Principal Risks” section of the prospectuses:

Derivative Instruments The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform.

IV.   The following replaces the eighth through eleventh paragraphs in the “Franklin Income VIP Fund – Fund Details – Principal Investment Policies and Practices” section of the prospectuses:

The Fund may, from time to time, use a variety of equity-related derivatives and complex equity securities, which may include purchasing or selling call and put options on equity securities and equity security indices, futures on equity securities and equity indexes, options on equity index futures and equity-linked notes, for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in certain equity markets. In addition, the Fund may use interest rate derivatives, including interest rate swaps and interest rate and/or bond futures contracts (including U.S. Treasury futures contracts) for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates. The Fund also may, from time to time, use currency derivatives, such as forward foreign currency exchange contracts, currency futures contracts, currency swaps and currency options to hedge (protect) against currency risks, and credit-related derivatives, such as credit default swaps and

FI-6

options on credit default swaps, to hedge (protect) against credit risks. The use of such derivative transactions may allow the Fund to obtain net long or net short exposures to selected markets, interest rates, countries or durations. The investment manager considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

A currency forward contract is an obligation to purchase or sell a specific foreign currency at an agreed exchange rate (price) at a future date, which is typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying instrument or asset, such as a specific currency, at a specified price at a specified later date that trade on an exchange.

Swap agreements, such as interest rate, currency, inflation index and credit default swaps, are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

For credit default swaps, the “buyer” of the credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the seller that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. The buyer of the credit default swap is purchasing the obligation of its counterparty to offset losses the buyer could experience if there was such a credit event. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. The contingent payment by the seller generally is either the face amount of the reference debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the decrease in market value of the reference debt obligation following the occurrence of the credit event.

An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one rate is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper, or other benchmarks).

A currency swap is generally a contract between two parties to exchange one currency for another currency at the start of the contract and then exchange periodic floating or fixed rates during the term of the contract based upon the relative value differential between the two currencies. Unlike other types of swaps, currency swaps typically involve the delivery of the entire principal (notional) amounts of the two currencies at the time the swap is entered into. At the end of the swap contract, the parties receive back the principal amounts of the two currencies.

A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price. For example, when the investment manager expects the price of a stock held by the Fund to decline in value, the Fund may also purchase put options that are expected to increase in value as the market price of the stock declines to hedge against such anticipated decline in value.

Equity-linked notes (ELNs) are hybrid derivative-type instruments that are specially designed to combine the characteristics of one or more reference securities (usually a single stock, a stock index or a basket of stocks (underlying securities)) and a related equity derivative, such as a put or call option, in a single note form. The Fund may engage in all types of ELNs, including those that: (1) provide for protection of the Fund’s principal in exchange for limited participation in the appreciation of the underlying securities, and (2) do not provide for such protection and subject the Fund to the risk of loss of the Fund’s principal investment. ELNs can provide the Fund with an efficient investment tool that may be less expensive than investing directly in the underlying securities and the related equity derivative.

Please keep this supplement with your prospectus for future reference.

FI-7

FI P1 P2 P4 01/19

SUPPLEMENT DATED JANUARY 31, 2019

TO THE PROSPECTUSES

DATED MAY 1, 2018

OF

FRANKLIN INCOME VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

Effective February 1, 2019, the prospectus is amended as follows:

I.   The portfolio management team under the “FUND SUMMARIES – Franklin Income VIP Fund – Portfolio Managers” section on page FI-S5 is replaced with the following:

Portfolio Managers

Edward D. Perks, CFA President and Director of Advisers and portfolio manager of the Fund since 2002.

Matthew D. Quinlan Vice President of Advisers and portfolio manager of the Fund since 2012.

Richard S. Hsu, CFA Vice President of Advisers and portfolio manager of the Fund since 2017.

Todd Brighton, CFA Portfolio Manager of Advisers and portfolio manager of the Fund since 2017.

Brendan Circle, CFA Portfolio Manager of Advisers and portfolio manager of the Fund since February 2019.

II.  The portfolio management team under the “Fund Details – Franklin Income VIP Fund – Management” section on page FI-D8 is replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investments in debt and equity securities. The portfolio managers of the team are as follows:

Edward D. Perks, CFA President and Director of Advisers

Mr. Perks has been a portfolio manager of the Fund since 2002. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1992.

Matthew D. Quinlan Vice President of Advisers

Mr. Quinlan has been a portfolio manager of the Fund since 2012, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2005.

FI-8	Annual Report

Richard S. Hsu Vice President of Advisers

Mr. Hsu has been a portfolio manager of the Fund since 2017, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1996.

Todd Brighton, CFA Portfolio Manager of Advisers

Mr. Brighton has been a portfolio manager of the Fund since 2017, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2000.

Brendan Circle, CFA Portfolio Manager of Advisers

Mr. Circle has been a portfolio manager of the Fund since February 2019, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2014.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Please keep this supplement with your prospectus for future reference.

Annual Report	FI-9

VIP SA2 10/18

SUPPLEMENT DATED OCTOBER 30, 2018

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2018

OF

FRANKLIN INCOME VIP FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The Statement of Additional Information (SAI) is amended as follows:

I.   The following replaces the thirteenth through sixteenth and nineteenth bullet points in the list of bullet points under the “The Funds – Goals, Additional Strategies and Risks – Franklin Income VIP Fund (Income Fund)” heading in the SAI:

The Fund also may:

•	engage in currency derivatives, such as currency forwards, currency futures, currency swaps and put and call options on currencies
•

engage in equity-related derivatives and complex securities, such as buying and writing call and put options on securities and indices that trade on national securities exchanges and over-the-counter (OTC), buying and selling futures on equity securities and indexes and options on equity index futures, engaging in equity total return swaps and using equity-linked notes, including up to 2% of the Fund’s assets in equity-linked notes on commodity-linked ETFs

•	engage in interest rate derivatives such as interest rate swaps and options thereon, interest rate/bond futures and options thereon, and inflation index swaps
•

engage in credit-related derivatives and complex securities, including buying and selling single name, loan and index credit default swaps and options thereon, fixed income total return swaps, credit-linked notes, collateralized debt obligations.

Please keep this supplement with your prospectus for future reference.

FI-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Income VIP Fund

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$16.72	$15.87	$14.64	$16.48	$16.53

Income from investment operations[a]:

Net investment income[b]	0.71	0.69	0.67	0.71	0.72

Net realized and unrealized gains (losses)	(1.35)	0.87	1.34	(1.78)	0.11

Total from investment operations	(0.64)	1.56	2.01	(1.07)	0.83

Less distributions from net investment income	(0.82)	(0.71)	(0.78)	(0.77)	(0.88)

Net asset value, end of year	$15.26	$16.72	$15.87	$14.64	$16.48

Total return[c]	(4.09)%	9.94%	14.33%	(6.84)%	4.92%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.47%	0.47%	0.47%	0.46%	0.47%

Expenses net of waiver and payments by affiliates[d]	0.45%	0.45%	0.44%	0.46% [e]	0.47%

Net investment income	4.33%	4.22%	4.47%	4.47%	4.26%

Supplemental data

Net assets, end of year (000’s)	$612,657	$735,149	$696,227	$604,228	$714,664

Portfolio turnover rate	43.22%	20.96%	39.03%	31.53%	24.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	FI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Income VIP Fund (continued)

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$16.17	$15.38	$14.20	$16.00	$16.07

Income from investment operations[a]:

Net investment income[b]	0.65	0.63	0.61	0.65	0.66

Net realized and unrealized gains (losses)	(1.30)	0.83	1.31	(1.73)	0.11

Total from investment operations	(0.65)	1.46	1.92	(1.08)	0.77

Less distributions from net investment income	(0.78)	(0.67)	(0.74)	(0.72)	(0.84)

Net asset value, end of year	$14.74	$16.17	$15.38	$14.20	$16.00

Total return[c]	(4.30)%	9.67%	14.02%	(7.05)%	4.62%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.72%	0.72%	0.72%	0.71%	0.72%

Expenses net of waiver and payments by affiliates[d]	0.70%	0.70%	0.69%	0.71% [e]	0.72%

Net investment income	4.08%	3.97%	4.22%	4.22%	4.01%

Supplemental data

Net assets, end of year (000’s)	$4,086,652	$5,041,498	$5,088,556	$4,907,599	$6,022,804

Portfolio turnover rate	43.22%	20.96%	39.03%	31.53%	24.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

FI-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Income VIP Fund (continued)

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$16.53	$15.71	$14.49	$16.31	$16.36

Income from investment operations[a]:

Net investment income[b]	0.64	0.62	0.61	0.65	0.66

Net realized and unrealized gains (losses)	(1.33)	0.85	1.33	(1.76)	0.11

Total from investment operations	(0.69)	1.47	1.94	(1.11)	0.77

Less distributions from net investment income	(0.76)	(0.65)	(0.72)	(0.71)	(0.82)

Net asset value, end of year	$15.08	$16.53	$15.71	$14.49	$16.31

Total return[c]	(4.42)%	9.55%	13.87%	(7.15)%	4.52%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.82%	0.82%	0.82%	0.81%	0.82%

Expenses net of waiver and payments by affiliates[d]	0.80%	0.80%	0.79%	0.81% [e]	0.82%

Net investment income	3.98%	3.87%	4.12%	4.12%	3.91%

Supplemental data

Net assets, end of year (000’s)	$294,700	$335,217	$309,935	$306,023	$378,545

Portfolio turnover rate	43.22%	20.96%	39.03%	31.53%	24.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	FI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2018

Franklin Income VIP Fund

		Country	Shares	Value
	Common Stocks 34.9%
	Communication Services 2.3%
a	Alphabet Inc., A	United States	20,000	$20,899,200
	BCE Inc.	Canada	466,000	18,411,942
	Verizon Communications Inc.	United States	1,325,000	74,491,500

				113,802,642

	Consumer Discretionary 1.3%
	Ford Motor Co.	United States	3,138,995	24,013,312
	Target Corp.	United States	650,000	42,958,500

				66,971,812

	Consumer Staples 3.4%
	Anheuser-Busch InBev SA/NV, ADR	Belgium	412,500	27,146,625
	The Coca-Cola Co.	United States	700,000	33,145,000
	PepsiCo Inc.	United States	384,000	42,424,320
	Philip Morris International Inc.	United States	350,000	23,366,000
	The Procter & Gamble Co.	United States	500,000	45,960,000

				172,041,945

	Energy 5.0%
	Anadarko Petroleum Corp.	United States	400,000	17,536,000
	Baker Hughes a GE Co., A	United States	795,000	17,092,500
	BP PLC, ADR	United Kingdom	750,000	28,440,000
	Chevron Corp.	United States	400,000	43,516,000
	Exxon Mobil Corp.	United States	500,000	34,095,000
	Occidental Petroleum Corp.	United States	286,000	17,554,680
	Royal Dutch Shell PLC, A, ADR	United Kingdom	1,000,000	58,270,000
	Schlumberger Ltd.	United States	225,000	8,118,000
	TransCanada Corp.	Canada	350,000	12,495,000
	The Williams Cos. Inc.	United States	600,000	13,230,000

				250,347,180

	Financials 5.6%
	Bank of America Corp.	United States	1,200,000	29,568,000
	Barclays PLC	United Kingdom	10,000,000	19,195,062
	HSBC Holdings PLC	United Kingdom	2,194,113	18,100,537
	JPMorgan Chase & Co.	United States	600,000	58,572,000
	MetLife Inc.	United States	1,095,108	44,965,134
	Morgan Stanley	United States	250,000	9,912,500
	Wells Fargo & Co.	United States	2,200,000	101,376,000

				281,689,233

	Health Care 4.8%
	AstraZeneca PLC	United Kingdom	900,000	67,405,886
	Johnson & Johnson	United States	230,000	29,681,500
	Medtronic PLC	United States	175,000	15,918,000
	Merck & Co. Inc.	United States	806,100	61,594,101
	Pfizer Inc.	United States	1,499,975	65,473,909

				240,073,396

	Industrials 1.2%
	3M Co.	United States	125,000	23,817,500
a	CEVA Logistics AG	Switzerland	283,295	8,596,495
	Cummins Inc.	United States	200,000	26,728,000

				59,141,995

FI-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Information Technology 1.6%
	Analog Devices Inc.	United States	150,000	$12,874,500
	Apple Inc.	United States	53,317	8,410,224
	Applied Materials Inc.	United States	286,000	9,363,640
	Lam Research Corp.	United States	70,000	9,531,900
	Microchip Technology Inc.	United States	150,000	10,788,000
	Microsoft Corp.	United States	285,500	28,998,235

				79,966,499

	Materials 2.7%
	BASF SE	Germany	700,000	48,759,650
	DowDuPont Inc.	United States	447,500	23,932,300
	Rio Tinto PLC, ADR	Australia	1,250,000	60,600,000

				133,291,950

	Real Estate 0.5%
	Host Hotels & Resorts Inc.	United States	1,500,000	25,005,000

	Utilities 6.5%
	Dominion Energy Inc.	United States	1,201,638	85,869,051
	Duke Energy Corp.	United States	577,500	49,838,250
	Sempra Energy	United States	720,000	77,896,800
	The Southern Co.	United States	2,020,000	88,718,400
	Xcel Energy Inc.	United States	400,000	19,708,000

				322,030,501

	Total Common Stocks (Cost $1,580,699,489)			1,744,362,153

b	Equity-Linked Securities 9.0%

	Communication Services 1.1%
c	Royal Bank of Canada into Alphabet Inc., 6.00%, A, 144A	Belgium	10,000	10,734,758
c	Royal Bank of Canada into Comcast Corp., 7.00%, A, 144A	United States	1,270,000	43,607,726

				54,342,484

	Consumer Discretionary 1.9%
c	Merrill Lynch International & Co. CV into General Motor Co., 8.00%, 144A	United States	1,425,000	49,014,196
c	Wells Fargo Bank National Assn. into Ford Motor Co., 8.50%, 144A	United States	2,500,000	19,845,060
c	Wells Fargo Bank National Assn. into Target Corp., 8.00%, 144A	United States	400,000	27,044,025

				95,903,281

	Energy 0.5%
c	UBS AG London into Halliburton Co., 7.00%, 144A	United States	840,000	23,047,953

	Industrials 1.3%
c	Deutsche Bank AG London into Union Pacific Corp., 6.50%, 144A	United States	450,000	63,123,325

	Information Technology 3.3%
c	Citigroup Global Markets Holdings Inc. into Texas Instruments Inc., 7.00%, 144A	United States	520,000	50,268,829
c	Credit Suisse AG into International Business Machines Corp., 9.50%, 144A	United States	110,000	12,350,855
c	Royal Bank of Canada into Apple Inc., 6.50%, 144A	United States	310,000	49,636,457
c	Wells Fargo Bank National Assn. into Intel Corp., 8.00%, 144A	United States	1,100,000	52,865,381

				165,121,522

	Materials 0.9%
c	UBS AG London into DowDuPont Inc., 6.50%, 144A	United States	850,000	47,069,105

	Total Equity-Linked Securities (Cost $536,524,698)			448,607,670

Annual Report	FI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Shares		Value
	Convertible Preferred Stocks 1.1%
	Financials 1.1%
	Bank of America Corp., 7.25%, cvt. pfd., L	United States	34,600		$43,336,500
a	FNMA, 5.375%, cvt. pfd	United States	475		10,093,750

	Total Convertible Preferred Stocks (Cost $65,397,102)				53,430,250

			Units

d	Index-Linked Notes (Cost $14,054,540) 0.3%
	Financials 0.3%
c,e	Morgan Stanley Finance LLC, senior note, 144A, 7.43%, 10/03/19	United States	106,000		12,995,484

			Principal Amount*

	Convertible Bonds 0.9%
	Energy 0.5%
	Chesapeake Energy Corp., cvt., senior note, 5.50%, 9/15/26	United States	10,000,000		8,099,770
	Weatherford International Ltd., cvt., senior note, 5.875%, 7/01/21	United States	22,000,000		14,012,768

					22,112,538

	Health Care 0.4%
c	Bayer Capital Corp BV, cvt., junior sub. note, 144A, 5.625%, 11/22/19	Germany	25,000,000	EUR	21,521,704

	Total Convertible Bonds (Cost $58,051,219)				43,634,242

	Corporate Bonds 38.8%
	Communication Services 6.1%
	AMC Entertainment Holdings Inc., senior sub. note, 5.875%, 11/15/26	United States	5,600,000		4,816,000
	AT&T Inc., senior bond, 4.125%, 2/17/26	United States	12,000,000		11,742,289
	CCO Holdings LLC/CCO Holdings Capital Corp., senior bond, 5.125%, 2/15/23	United States	10,000,000		9,775,000
	senior bond, 5.75%, 1/15/24	United States	9,000,000		8,977,500
	[c] senior bond, 144A, 5.50%, 5/01/26	United States	10,000,000		9,637,500
	[c] senior bond, 144A, 5.00%, 2/01/28	United States	5,000,000		4,612,500
	DISH DBS Corp.,
	senior bond, 5.875%, 7/15/22	United States	40,000,000		36,950,000
	senior bond, 5.00%, 3/15/23	United States	35,000,000		29,268,750
	senior note, 5.875%, 11/15/24	United States	9,400,000		7,602,250
	Netflix Inc., senior bond, 4.875%, 4/15/28	United States	24,000,000		21,960,000
c	Sirius XM Radio Inc., senior bond, 144A, 6.00%, 7/15/24	United States	7,500,000		7,546,875
	Sprint Capital Corp., senior note, 6.90%, 5/01/19	United States	13,500,000		13,618,125
	Sprint Communications Inc., senior bond, 11.50%, 11/15/21	United States	30,000,000		34,125,000
	senior note, 7.00%, 8/15/20	United States	7,500,000		7,697,250
	senior note, 6.00%, 11/15/22	United States	6,300,000		6,198,129
	Sprint Corp.,
	senior bond, 7.875%, 9/15/23	United States	37,500,000		38,578,125
	senior bond, 7.125%, 6/15/24	United States	8,200,000		8,147,192
	senior note, 7.625%, 3/01/26	United States	8,000,000		7,920,000

FI-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Communication Services (continued)
c	Sprint Spectrum Co. LLC, senior secured bond, first lien, 144A, 5.152%, 9/20/29	United States	16,000,000	$15,760,000
c	Univision Communications Inc.,
	senior secured note, first lien, 144A, 5.125%, 5/15/23	United States	15,000,000	13,500,000
	senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	7,140,000	6,283,200

				304,715,685

	Consumer Discretionary 1.7%
c	24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	6,300,000	5,969,250
	Fiat Chrysler Automobiles NV, senior note, 5.25%, 4/15/23	United Kingdom	9,300,000	9,169,242
	Ford Motor Co., senior note, 4.346%, 12/08/26	United States	18,500,000	16,540,812
	General Motors Co., senior bond, 5.15%, 4/01/38	United States	16,000,000	13,722,274
c	Shea Homes LP/Shea Homes Funding Corp.,
	senior bond, 144A, 6.125%, 4/01/25	United States	8,000,000	7,120,000
	senior note, 144A, 5.875%, 4/01/23	United States	5,000,000	4,587,500
c	Tesla Inc., senior note, 144A, 5.30%, 8/15/25	United States	7,000,000	6,107,500
c	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
	senior bond, 144A, 5.50%, 3/01/25	United States	13,200,000	12,342,000
	senior bond, 144A, 5.25%, 5/15/27	United States	10,000,000	8,812,500

				84,371,078

	Consumer Staples 1.0%
	BAT Capital Corp.,
	senior note, 3.222%, 8/15/24	United Kingdom	10,000,000	9,221,228
	senior note, 3.557%, 8/15/27	United Kingdom	20,000,000	17,797,098
	Kraft Heinz Foods Co., senior bond, 4.625%, 1/30/29	United States	13,000,000	12,887,004
c	Post Holdings Inc.,
	senior bond, 144A, 5.00%, 8/15/26	United States	7,500,000	6,862,500
	senior bond, 144A, 5.625%, 1/15/28	United States	2,500,000	2,309,375

				49,077,205

	Energy 6.6%
c	Ascent Resources Utica Holdings LLC/ARU Finance Corp., senior note, 144A, 10.00%, 4/01/22	United States	6,500,000	6,680,700
	Calumet Specialty Products Partners LP/Calumet Finance Corp., senior note, 6.50%, 4/15/21	United States	30,000,000	25,200,000
	Chesapeake Energy Corp.,
	senior bond, 6.125%, 2/15/21	United States	16,000,000	15,120,000
	senior bond, 8.00%, 6/15/27	United States	26,000,000	21,970,000
	senior note, 5.375%, 6/15/21	United States	12,875,000	11,845,000
	senior note, 4.875%, 4/15/22	United States	5,000,000	4,387,500
	senior note, 5.75%, 3/15/23	United States	5,000,000	4,337,500
	senior note, 7.00%, 10/01/24	United States	17,500,000	15,225,000
	senior note, 8.00%, 1/15/25	United States	31,500,000	27,956,250
	senior note, 7.50%, 10/01/26	United States	10,000,000	8,600,000
	[f] senior note, FRN, 5.686%, (3-month USD LIBOR + 3.25%), 4/15/19	United States	9,800,000	9,775,500
	Ferrellgas LP/Ferrellgas Finance Corp.,
	senior note, 6.50%, 5/01/21	United States	9,500,000	7,837,500
	senior note, 6.75%, 6/15/23	United States	5,000,000	4,100,000
	HighPoint Operating Corp.,
	senior bond, 7.00%, 10/15/22	United States	17,937,000	16,591,725
	senior note, 8.75%, 6/15/25	United States	23,400,000	22,698,000

Annual Report	FI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Energy (continued)
	Kinder Morgan Inc.,
	senior bond, 7.75%, 1/15/32	United States	22,000,000	$26,450,006
	[c] senior secured bond, first lien, 144A, 5.625%, 11/15/23	United States	6,400,000	6,779,057
	Sanchez Energy Corp., senior note, 7.75%, 6/15/21	United States	27,000,000	6,480,000
	Talos Production LLC/Talos Production Finance Inc., second lien, 11.00%, 4/03/22	United States	6,452,837	6,097,931
	Weatherford International Ltd.,
	senior note, 5.125%, 9/15/20	United States	22,500,000	17,662,500
	senior note, 7.75%, 6/15/21	United States	47,500,000	35,862,500
	senior note, 4.50%, 4/15/22	United States	11,900,000	7,021,000
	senior note, 8.25%, 6/15/23	United States	37,500,000	22,781,250

				331,458,919

	Financials 5.1%
	Bank of America Corp.,
	[g] junior sub. bond, AA, 6.10% to 3/17/25, FRN thereafter, Perpetual	United States	8,000,000	7,890,000
	[g] junior sub. bond, U, 5.20% to 6/01/23, FRN thereafter, Perpetual	United States	5,000,000	4,820,750
	[g] junior sub. bond, X, 6.25% to 9/05/24, FRN thereafter, Perpetual	United States	6,000,000	5,940,000
	senior bond, 3.419% to 12/20/27, FRN thereafter, 12/20/28	United States	18,500,000	17,311,708
	Capital One Financial Corp., senior sub. note, 4.20%, 10/29/25	United States	15,500,000	14,999,065
	Citigroup Inc.,
	[g] junior sub. bond, 5.35% to 5/15/23, FRN thereafter, Perpetual	United States	10,000,000	9,000,000
	[g] junior sub. bond, 5.90% to 2/15/23, FRN thereafter, Perpetual	United States	12,500,000	11,681,250
	[g] junior sub. bond, 5.95% to 1/30/23, FRN thereafter, Perpetual	United States	4,500,000	4,112,325
	[g] junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	15,800,000	14,595,250
	[g] junior sub. bond, O, 5.875% to 3/27/20, FRN thereafter, Perpetual	United States	25,000,000	24,156,250
	[g] junior sub. bond, Q, 5.95% to 8/15/20, FRN thereafter, Perpetual	United States	10,000,000	9,668,750
	sub. bond, 4.125%, 7/25/28	United States	18,500,000	17,391,982
	The Goldman Sachs Group Inc., senior note, 3.272% to 9/29/24, FRN thereafter, 9/29/25	United States	15,500,000	14,539,368
	HSBC Holdings PLC, senior note, 4.292% to 9/12/25, FRN thereafter, 9/12/26	United Kingdom	28,500,000	28,601,602
g	JPMorgan Chase & Co.,
	[f] junior sub. bond, FRN, 5.99%, (3-month USD LIBOR + 3.47%), Perpetual	United States	28,692,000	28,405,080
	junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	3,200,000	3,136,000
	junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	10,000,000	9,662,500
g	Morgan Stanley, junior sub. bond, 5.55% to 7/15/20, FRN thereafter, Perpetual	United States	7,300,000	7,093,775
	Prudential Financial Inc., junior sub. bond, 5.70% to 9/15/28, FRN thereafter, 9/15/48	United States	17,000,000	15,852,500
g	Wells Fargo & Co., junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter,
	Perpetual	United States	6,600,000	6,296,400

				255,154,555

	Health Care 12.6%
	Allergan Funding SCS, senior bond, 3.80%, 3/15/25	United States	17,000,000	16,626,587
c	Bausch Health Cos. Inc., senior bond, 144A, 6.125%, 4/15/25	United States	9,400,000	8,225,000
	senior note, 144A, 5.50%, 3/01/23	United States	15,000,000	13,731,600
	senior note, 144A, 5.875%, 5/15/23	United States	14,500,000	13,466,875
	senior note, 144A, 9.00%, 12/15/25	United States	5,000,000	4,993,750
	senior note, first lien, 144A, 7.00%, 3/15/24	United States	4,500,000	4,556,250
	senior secured note, first lien, 144A, 6.50%, 3/15/22	United States	3,000,000	3,027,240
	senior secured note, first lien, 144A, 5.50%, 11/01/25	United States	35,000,000	32,768,750

FI-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Health Care (continued)
c	Bayer US Finance II LLC, senior note, 144A, 4.25%, 12/15/25	Germany	15,000,000	$14,627,398
	CHS/Community Health Systems Inc.,
	senior note, 6.875%, 2/01/22	United States	104,415,000	48,030,900
	[c] senior note, 144A, 8.125%, 6/30/24	United States	42,388,000	31,155,180
	[c] senior note, 144A, 11.00% to 6/22/19, 9.875% thereafter, 6/30/23	United States	103,596,000	80,286,900
	senior secured note, first lien, 6.25%, 3/31/23	United States	39,000,000	35,589,450
	CVS Health Corp.,
	senior bond, 4.30%, 3/25/28	United States	8,000,000	7,848,251
	senior bond, 5.05%, 3/25/48	United States	3,900,000	3,812,508
	senior note, 4.10%, 3/25/25	United States	5,100,000	5,062,123
	DaVita Inc.,
	senior bond, 5.125%, 7/15/24	United States	5,000,000	4,700,000
	senior bond, 5.00%, 5/01/25	United States	4,000,000	3,645,000
c	Endo DAC/Endo Finance LLC/Endo Finco Inc.,
	senior bond, 144A, 6.00%, 2/01/25	United States	10,000,000	7,225,000
	senior note, 144A, 6.00%, 7/15/23	United States	15,000,000	11,512,500
c	Endo Finance LLC, senior note, 144A, 5.75%, 1/15/22	United States	22,500,000	18,843,750
c	Halfmoon Parent Inc., senior secured note, 144A, 3.75%, 7/15/23	United States	20,000,000	19,952,761
	HCA Inc.,
	senior bond, 5.875%, 5/01/23	United States	7,500,000	7,612,500
	senior note, 7.50%, 2/15/22	United States	25,000,000	26,625,000
	senior secured note, first lien, 5.00%, 3/15/24	United States	10,400,000	10,322,000
	Horizon Pharma USA Inc., senior note, 6.625%, 5/01/23	United States	8,000,000	7,760,000
	Mallinckrodt International Finance SA, senior bond, 4.75%, 4/15/23	United States	5,000,000	3,375,000
c	Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
	senior note, 144A, 4.875%, 4/15/20	United States	20,200,000	19,594,000
	[h] senior note, 144A, 5.75%, 8/01/22	United States	27,000,000	23,220,000
	senior note, 144A, 5.625%, 10/15/23	United States	14,300,000	10,921,625
	senior note, 144A, 5.50%, 4/15/25	United States	10,000,000	6,950,000
	Mylan NV, senior note, 3.95%, 6/15/26	United States	13,600,000	12,325,340
	Tenet Healthcare Corp.,
	secured note, second lien, 5.125%, 5/01/25	United States	2,500,000	2,337,500
	senior note, 8.125%, 4/01/22	United States	52,600,000	52,928,750
	senior note, 6.75%, 6/15/23	United States	58,200,000	54,853,500

				628,512,988

	Industrials 1.0%
	United Rentals North America Inc.,
	senior bond, 5.75%, 11/15/24	United States	3,000,000	2,898,750
	senior bond, 4.875%, 1/15/28	United States	20,000,000	17,600,000
	United Technologies Corp., senior note, 3.95%, 8/16/25	United States	15,000,000	14,912,052
c	West Corp., senior note, 144A, 8.50%, 10/15/25	United States	10,000,000	7,950,000
c	XPO Logistics Inc., senior note, 144A, 6.50%, 6/15/22	United States	4,134,000	4,113,330

				47,474,132

	Information Technology 0.7%
c	CommScope Inc., senior bond, 144A, 5.50%, 6/15/24	United States	10,000,000	9,187,500
c	Dell International LLC/EMC Corp., senior secured note, first lien, 144A, 5.45%, 6/15/23	United States	21,100,000	21,491,325
	NCR Corp., senior note, 6.375%, 12/15/23	United States	4,212,000	4,092,843

				34,771,668

Annual Report	FI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Materials 1.9%
c	BWAY Holding Co.,
	secured note, 144A, 5.50%, 4/15/24	United States	10,000,000	$9,437,500
	senior note, 144A, 7.25%, 4/15/25	United States	23,000,000	20,728,750
c	Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24	Mexico	14,700,000	14,676,480
	DowDuPont Inc., senior note, 4.493%, 11/15/25	United States	28,500,000	29,398,454
c	FMG Resources (August 2006) Pty. Ltd., senior note, 144A, 5.125%, 5/15/24	Australia	6,700,000	6,266,577
c	Syngenta Finance NV, senior note, 144A, 4.441%, 4/24/23	Switzerland	16,500,000	16,033,380

				96,541,141

	Real Estate 0.7%
	Equinix Inc., senior bond, 5.375%, 5/15/27	United States	16,500,000	16,170,000
	Iron Mountain Inc., senior sub. bond, 5.75%, 8/15/24	United States	18,000,000	17,145,000

				33,315,000

	Utilities 1.4%
	Calpine Corp.,
	senior bond, 5.75%, 1/15/25	United States	10,000,000	9,175,000
	senior note, 5.375%, 1/15/23	United States	20,000,000	18,800,000
	senior note, 5.50%, 2/01/24	United States	16,375,000	15,044,531
	Vistra Energy Corp.,
	senior note, 7.375%, 11/01/22	United States	20,000,000	20,700,000
	senior note, 5.875%, 6/01/23	United States	8,000,000	8,040,000

				71,759,531

	Total Corporate Bonds (Cost $2,100,829,871)			1,937,151,902

f,i	Senior Floating Rate Interests 3.7%
	Communication Services 0.8%
j	iHeartCommunications Inc., Tranche E Term Loan, 9.193%, (3-month USD LIBOR + 7.50%), 7/30/19	United States	13,142,768	8,885,432
	MH Sub I LLC & Micro Holding Corp.,
	Amendment No. 2 Initial Term Loan, 6.254%, (1-month USD LIBOR + 3.75%), 9/15/24	United States	8,897,400	8,463,651
	Second Lien Initial Term Loan, 10.004%, (1-month USD LIBOR + 7.50%), 9/15/25	United States	5,000,000	4,675,000
	Securus Technologies Holdings Inc.,
	[k,l] Delayed Draw Term Loan, TBD, 11/01/24	United States	8,800,000	8,514,000
	Initial Term Loan B, 7.022%, (1-month USD LIBOR + 4.50%), 11/01/24	United States	2,183,459	2,112,496
	Second Lien Initial Loan, 10.772%, (1-month USD LIBOR + 8.25%), 11/01/25	United States	6,000,000	5,805,000

				38,455,579

	Consumer Discretionary 1.3%
	24 Hour Fitness Worldwide Inc., Term Loan, 6.022%, (1-month USD LIBOR + 3.50%), 5/30/25	United States	13,930,000	13,677,519
	Academy Ltd., Initial Term Loan, 6.349%, (1-month USD LIBOR + 4.00%), 7/02/22	United States	1,562,373	1,051,672
	Belk Inc., Closing Date Term Loan, 7.365%, (3-month USD LIBOR + 4.75%), 12/12/22	United States	24,246,330	19,673,230
	PetSmart Inc., Tranche B-2 Loans, 5.38%, (1-month USD LIBOR + 3.00%), 3/11/22	United States	18,404,639	14,605,370
	Stars Group Holdings BV, Stars Group (US), USD Term Loan, 6.303%, (3-month
	USD LIBOR + 3.50%), 7/10/25	United States	19,900,000	19,290,562

				68,298,353

FI-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value

f,i	Senior Floating Rate Interests (continued)
	Consumer Staples 0.2%
	Almonde Inc., Tahoe Canada Bidco Inc. and Misys Europe SA, Dollar Term Loan, 6.303%, (3-month USD LIBOR + 3.50%), 6/13/24	United States	14,078,196	$13,170,152

	Health Care 0.5%
	Amneal Pharmaceuticals LLC, Initial Term Loans, 6.063%, (1-month USD LIBOR + 3.50%), 5/04/25	United States	24,869,222	23,646,402

	Industrials 0.6%
	Commercial Barge Line Co., Initial Term Loan, 11.272%, (1-month USD LIBOR + 8.75%), 11/12/20	United States	8,625,000	6,289,065
	Vertiv Group Corp., Term B Loans, 6.707%, (3-month USD LIBOR + 4.00%), 11/30/23	United States	8,574,569	7,888,603
	West Corp., Term B Loans, 6.527%, (3-month USD LIBOR + 4.00%), 10/10/24	United States	17,461,292	16,049,844

				30,227,512

	Utilities 0.3%
	Talen Energy Supply LLC,
	Initial Term Loan, 6.522%, (1-month USD LIBOR + 4.00%), 4/13/24	United States	7,820,000	7,718,989
	Term B-1 Loans, 6.522%, (1-month USD LIBOR + 4.00%), 7/15/23	United States	5,895,000	5,824,997

				13,543,986

	Total Senior Floating Rate Interests (Cost $202,607,509)			187,341,984

	U.S. Government and Agency Securities 7.5%
	U.S. Treasury Note, 1.00%, 6/30/19	United States	50,000,000	49,627,424
	2.25%, 3/31/20	United States	50,000,000	49,799,272
	2.50%, 5/31/20	United States	75,000,000	74,938,136
	2.50%, 6/30/20	United States	50,000,000	49,963,730
	2.375%, 3/15/21	United States	50,000,000	49,868,432
	2.75%, 4/30/23	United States	25,000,000	25,263,509
	2.75%, 5/31/23	United States	50,000,000	50,553,879
	2.875%, 5/31/25	United States	25,000,000	25,443,525

	Total U.S. Government and Agency Securities (Cost $374,249,107)			375,457,907

			Shares

	Escrows and Litigation Trusts (Cost $62,602) 0.0%
a,m	Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	1,400,000	—

	Total Investments before Short Term Investments (Cost $4,932,476,137)			4,802,981,592

	Short Term Investments 3.2%

	Money Market Funds (Cost $157,193,174) 3.2%
n,[o]	Institutional Fiduciary Trust Money Market Portfolio, 1.99%	United States	157,193,174	157,193,174

[p]	Investments from Cash Collateral Received for Loaned Securities 0.0%†
	Money Market Funds (Cost $1,099,000) 0.0%†
n,o	Institutional Fiduciary Trust Money Market Portfolio, 1.99%	United States	1,099,000	1,099,000

Annual Report	FI-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value

	Short Term Investments (continued)
	Investments from Cash Collateral Received for Loaned Securities (continued)

	Repurchase Agreement (Cost $275,043) 0.0%†
q	Joint Repurchase Agreement, 2.95%, 1/02/19 (Maturity Value $275,088)
	BNP Paribas Securities Corp.
	Collateralized by U.S. Treasury, Strip, 8/15/19 – 11/15/20; [r]U.S. Treasury Bill, 3/28/19; U.S. Treasury Note, 1.125% – 2.75%, 9/30/19 - 11/15/23 (valued at $280,544)	United States	275,043	$275,043

	Total Investments from Cash Collateral Received for Loaned Securities (Cost $1,374,043)			1,374,043

	Total Investments (Cost $5,091,043,354) 99.4%			4,961,548,809

	Other Assets, less Liabilities 0.6%			32,460,826

	Net Assets 100.0%			$4,994,009,635

See Abbreviations on page FI-35.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 1(g) regarding equity-linked securities.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2018, the aggregate value of these securities was $1,042,978,736, representing 20.9% of net assets.

dSee Note 1(f) regarding index-linked notes.

eSecurity pays a fixed 2.00% coupon rate and a variable coupon based on the distribution of the Morgan Stanley Custom Enhanced SPX B DT Index 20 Delta. The coupon rate shown represents the combined rate at period end. Cash payment at maturity or upon early redemption is based on the performance of the Morgan Stanley Custom Enhanced SPX B Index 20 Delta.

fThe coupon rate shown represents the rate at period end.

gPerpetual security with no stated maturity date.

hA portion or all of the security is on loan at December 31, 2018. See Note 1(h).

iSee Note 1(i) regarding senior floating rate interests.

jSee Note 7 regarding defaulted securities.

kSecurity purchased on a delayed delivery basis. See Note 1(d).

lA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

mFair valued using significant unobservable inputs. See Note 10 regarding fair value measurements.

nSee Note 3(e) regarding investments in affiliated management investment companies.

oThe rate shown is the annualized seven-day effective yield at period end.

pSee Note 1(h) regarding securities on loan.

qSee Note 1(c) regarding repurchase agreement.

rThe security was issued on a discount basis with no stated coupon rate.

FI-22	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2018

Franklin Income VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,932,476,137
Cost - Non-controlled affiliates (Note 3e)	158,292,174
Cost - Unaffiliated repurchase agreements	275,043

Value - Unaffiliated issuers+	$4,802,981,592
Value - Non-controlled affiliates (Note 3e)	158,292,174
Value - Unaffiliated repurchase agreements	275,043
Cash	6,676,343
Receivables:
Investment securities sold	6,098,327
Capital shares sold	887,247
Dividends and interest	37,601,832
Other assets	694

Total assets	5,012,813,252

Liabilities:
Payables:
Investment securities purchased	8,778,000
Capital shares redeemed	4,337,957
Management fees	1,923,555
Distribution fees	1,970,366
Payable upon return of securities loaned	1,374,043
Accrued expenses and other liabilities	419,696

Total liabilities	18,803,617

Net assets, at value	$4,994,009,635

Net assets consist of:
Paid-in capital	$4,778,931,120
Total distributable earnings (loss)	215,078,515

Net assets, at value	$4,994,009,635

Class 1:
Net assets, at value	$612,656,977

Shares outstanding	40,141,624

Net asset value and maximum offering price per share	$15.26

Class 2:
Net assets, at value	$4,086,652,487

Shares outstanding	277,303,541

Net asset value and maximum offering price per share	$14.74

Class 4:
Net assets, at value	$294,700,171

Shares outstanding	19,537,193

Net asset value and maximum offering price per share	$15.08

+Includes securities loaned	$1,307,200

The accompanying notes are an integral part of these financial statements. | Annual Report	FI-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2018

Franklin Income VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$90,603,027
Non-controlled affiliates (Note 3e)	3,827,185
Interest:
Unaffiliated issuers	179,493,518
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	33,198
Non-controlled affiliates (Note 3e)	127,105

Total investment income	274,084,033

Expenses:
Management fees (Note 3a)	26,034,552
Distribution fees: (Note 3c)
Class 2	11,760,863
Class 4	1,135,920
Custodian fees (Note 4)	65,560
Reports to shareholders	460,080
Professional fees	151,267
Trustees’ fees and expenses	41,822
Other	121,916

Total expenses	39,771,980
Expense reductions (Note 4)	(55,355)
Expenses waived/paid by affiliates (Note 3e)	(971,286)

Net expenses	38,745,339

Net investment income	235,338,694

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	347,360,552
Written options	3,958,115
Realized gain distributions from REITs	139,700
Foreign currency transactions	(317,612)

Net realized gain (loss)	351,140,755

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(810,146,467)
Translation of other assets and liabilities denominated in foreign currencies	(37,554)
Written options	575,894

Net change in unrealized appreciation (depreciation)	(809,608,127)

Net realized and unrealized gain (loss)	(458,467,372)

Net increase (decrease) in net assets resulting from operations	$(223,128,678)

*Foreign taxes withheld on dividends	$2,399,880

FI-24	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Income VIP Fund

	Year Ended December 31,

	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$235,338,694	$246,080,825
Net realized gain (loss)	351,140,755	161,381,487
Net change in unrealized appreciation (depreciation)	(809,608,127)	162,933,235

Net increase (decrease) in net assets resulting from operations	(223,128,678)	570,395,547

Distributions to shareholders: (Note 1k)
Class 1	(34,377,723)	(30,736,550)
Class 2	(227,495,537)	(212,433,443)
Class 4	(14,948,805)	(12,598,021)

Total distributions to shareholders	(276,822,065)	(255,768,014)

Capital share transactions: (Note 2)
Class 1	(62,663,457)	1,111,670
Class 2	(543,422,123)	(307,051,941)
Class 4	(11,817,756)	8,458,865

Total capital share transactions	(617,903,336)	(297,481,406)

Net increase (decrease) in net assets	(1,117,854,079)	17,146,127
Net assets:
Beginning of year	6,111,863,714	6,094,717,587

End of year (Note 1k)	$4,994,009,635	$6,111,863,714

The accompanying notes are an integral part of these financial statements. | Annual Report	FI-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Income VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Income VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur

FI-26	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2018, a market event occured resulting in a portion of the securities held by the Fund being valued using fair value procedures.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 31, 2018.

Annual Report	FI-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund purchased or wrote exchange traded option contracts primarily to gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 8 regarding other derivative information.

f. Index-Linked Notes

The Fund invests in index-linked notes. Index-linked notes are senior, unsecured, subordinated debt securities issued by a financial institution, and the value is based on the price movements of the underlying index. Index-linked notes are designed to provide investors access to the returns of various market benchmarks and intended to replicate the economic effects that would apply had the Fund directly purchased the underlying referenced asset or basket of assets. The risks of investing in index-linked notes include unfavorable price movements in the underlying index and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with index-linked notes and the appreciation potential may be limited. Index-linked notes may be more volatile and less liquid than other investments held by the Fund.

g. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

h. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the

FI-28	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

i. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

j. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’

tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect

Annual Report	FI-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

k. Security Transactions, Investment Income, Expenses and Distributions (continued)

their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

l. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the year ended December 31, 2017, distributions to shareholders were as follows:

Distributions from net investment income:
Class 1	$ (30,736,550)
Class 2	(212,433,443)
Class 4	(12,598,021)

For the year ended December 31, 2017, undistributed net investment income included in net assets was $269,525,427.

2. Shares of Beneficial Interest

At December 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2018		2017

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	1,947,322	$31,806,598	2,556,049	$41,649,315
Shares issued in reinvestment of distributions	2,128,651	34,377,723	1,925,849	30,736,550
Shares redeemed	(7,908,010)	(128,847,778)	(4,368,760)	(71,274,195)

Net increase (decrease)	(3,832,037)	$(62,663,457)	113,138	$1,111,670

FI-30	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

	Year Ended December 31,

	2018		2017

	Shares	Amount	Shares	Amount

Class 2 Shares:
Shares sold	11,659,052	$185,115,657	12,063,249	$190,265,472
Shares issued in reinvestment of distributions	14,573,705	227,495,537	13,740,843	212,433,443
Shares redeemed	(60,726,257)	(956,033,317)	(44,928,166)	(709,750,856)

Net increase (decrease)	(34,493,500)	$(543,422,123)	(19,124,074)	$(307,051,941)

Class 4 Shares:
Shares sold	2,953,880	$48,028,259	3,354,488	$54,048,239
Shares issued in reinvestment of distributions	934,885	14,948,805	796,839	12,598,021
Shares redeemed	(4,625,977)	(74,794,820)	(3,605,896)	(58,187,395)

Net increase (decrease)	(737,212)	$(11,817,756)	545,431	$8,458,865

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the year ended December 31, 2018, the gross effective investment management fee rate was 0.455% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Annual Report	FI-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

3. Transactions with Affiliates (continued)

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates

						Dividends
Institutional Fiduciary Trust Money Market Portfolio, 1.99%	351,784,455	1,767,175,613	(1,961,766,894)	157,193,174	$157,193,174	$3,827,185	$—	$—

						Income from securities loaned
Institutional Fiduciary Trust Money Market Portfolio, 1.99%	1,040,000	105,498,000	(105,439,000)	1,099,000	1,099,000	127,105	—	—

Total Affiliated Securities	.		.		$158,292,174	$3,954,290	$—	$—

f. Other Affiliated Transactions

At December 31, 2018, Franklin Templeton Variable Insurance Products Trust - Franklin Founding Funds Allocation VIP Fund owned 5.1% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

During the year ended December 31, 2018, the Fund utilized $230,169,469 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2018 and 2017, was as follows:

	2018	2017
Distributions paid from ordinary income	$276,822,065	$255,768,014

At December 31, 2018, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$5,094,918,384

Unrealized appreciation	$387,537,001
Unrealized depreciation	(520,906,576)

Net unrealized appreciation (depreciation)	$(133,369,575)

Distributable earnings:
Undistributed ordinary income	$268,406,913
Undistributed long term capital gains	80,908,172

Total distributable earnings	$349,315,085

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums and equity-linked securities.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2018, aggregated $2,339,321,168 and $2,745,193,123, respectively.

At December 31, 2018, in connection with securities lending transactions, the Fund loaned corporate bonds and received $1,374,043 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Credit Risk and Defaulted Securities

At December 31, 2018, the Fund had 35.6% of its portfolio invested in high yield, senior secured floating rate loans, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2018, the value of this security was $8,885,432, representing 0.2% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified in the accompanying Statement of Investments.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

8. Other Derivative Information

For the year ended December 31, 2018, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Equity contracts	Investments	$(1,532,000)[a]	Investments	$1,147,000	[a]
	Written options	3,958,115	Written options	575,894

Totals		$2,426,115		$1,722,894

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2018, the average month end notional amount of options represented 582,154 shares.

See Note 1(e) regarding derivative financial instruments.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 8, 2019, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 7, 2020, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2018, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

A summary of inputs used as of December 31, 2018, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Financials	$325,025,733	$10,093,750	$—		$335,119,483
Industrials	50,545,500	8,596,495	—		59,141,995
Materials	84,532,300	48,759,650	—		133,291,950
All Other Equity Investments	1,270,238,975	—	—		1,270,238,975
Equity-Linked Securities	—	448,607,670	—		448,607,670
Index-Linked Notes	—	12,995,484	—		12,995,484
Convertible Bonds	—	43,634,242	—		43,634,242
Corporate Bonds	—	1,937,151,902	—		1,937,151,902
Senior Floating Rate Interests	—	187,341,984	—		187,341,984
U.S. Government and Agency Securities	—	375,457,907	—		375,457,907
Escrows and Litigation Trusts	—	—	—	[c]	—
Short Term Investments	158,292,174	275,043	—		158,567,217

Total Investments in Securities	$1,888,634,682	$3,072,914,127	$—		$4,961,548,809

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and convertible preferred stocks.

cIncludes securities determined to have no value at December 31, 2018.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Currency		Selected Portfolio

EUR	Euro	ADR	American Depositary Receipt

USD	United States Dollar	FNMA	Federal National Mortgage Association

		FRN	Floating Rate Note

		LIBOR	London InterBank Offered Rate

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Income VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Income VIP Fund (the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Franklin Income VIP Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 22.73% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2018.

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Franklin Large Cap Growth VIP Fund

This annual report for Franklin Large Cap Growth VIP Fund covers the fiscal year ended December 31, 2018.

Class 1 Performance Summary as of December 31, 2018

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/18	1-Year	5-Year	10-Year
Average Annual Total Return	-1.24%	+8.32%	+12.02%

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/09–12/31/18)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

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FRANKLIN LARGE CAP GROWTH VIP FUND

Fund Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of large-capitalization companies. For this Fund, large-capitalization companies are those with market capitalization values within those of the top 50% of companies in the Russell 1000® Index at the time of purchase.1

Fund Risks

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. The Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. Investments in foreign securities may involve special risks including currency fluctuations and economic and political uncertainty. Smaller or midsized companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s benchmark, the S&P 500, had a -4.38% total return.2

Economic and Market Overview

The U.S. economy grew during the 12 months under review. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, business investment, exports and government spending. However, growth moderated in the third quarter due to declines in exports and housing investment. The manufacturing and services sectors expanded during the period. The unemployment rate declined from 4.1% in December 2017 to 3.9% at period-end.3 Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% in December 2017 to 1.9% at period-end.3

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate four times during the period, to 2.25%–2.50%, and continued to reduce its balance sheet as part of its ongoing plan to normalize monetary policy. At its December meeting, the Fed reduced the projected 2019 rate increases to two, compared to three projected previously.

U.S. equity markets overall declined during the period amid concerns about tighter regulation of technology companies, the pace of the Fed’s rate increases, U.S. political uncertainties, the Trump administration’s protectionist policies, and the potential impact of the U.S.-China trade dispute on U.S. and global

1. Please see Index Descriptions following the Fund Summaries.

2. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: U.S. Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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growth and corporate earnings. However, these concerns were partially alleviated by an overall easing of tensions in the Korean peninsula, ongoing trade negotiations between the U.S. and the European Union, and a new trade deal between the U.S., Mexico and Canada (pending ratification by the three countries’ legislatures), and intermittent U.S.-China trade negotiations, including a temporary truce that the two countries reached in December. Markets also benefited from mostly upbeat economic data, better U.S. corporate earnings, results of the U.S. mid-term elections and a potentially slower pace to the Fed’s rate increases. In this environment, the broad U.S. stock market, as measured by the S&P 500, reached a new all-time high in September 2018, but had a -4.38% total return for the 12-month period.2

Investment Strategy

We are a research driven, fundamental investor, pursuing a growth strategy. As a bottom-up investor focusing primarily on individual securities, we seek companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between that potential earnings growth, business and financial risk, and valuation.

Manager’s Discussion

Looking back on the key factors affecting the Fund’s returns during the 12 months under review, we would like to remind shareholders that our investment strategy is primarily bottom-up and driven by individual stock selection. However, we recognize that a sector-based discussion can be a helpful way to organize a portfolio review of key performance drivers. We employed our long-held strategy: bottom-up, individual company, fundamental research aimed at opportunistically finding what we believed to be outstanding large-capitalization companies across all sectors, at valuations we believed understated their fair worth, with future growth potential being a key driver of estimated worth.

During the period under review, stock selection and an overweighting in the information technology (IT) sector contributed significantly to the Fund’s performance relative to the S&P 500. Stock selection and an underweighted allocation in financials also aided relative results, as did stock selection and an overweighting in the consumer discretionary sector.

Within the IT sector, our investments in payments technology company Mastercard, enterprise IT management software provider ServiceNow, payment services provider Visa, and digital marketing and media solutions provider Adobe benefited relative results. Mastercard continues to perform very well, exceeding expectations and announcing several growth

Top 10 Holdings
12/31/18

Company Sector/Industry	% of Total Net Assets
Amazon.com Inc. Consumer Discretionary	7.4%
Mastercard Inc. Information Technology	5.5%
Microsoft Corp. Information Technology	5.2%
Visa Inc. Information Technology	5.0%
Alphabet Inc. Communication Services	4.2%
UnitedHealth Group Inc. Health Care	3.0%
Apple Inc. Information Technology	2.9%
SBA Communications Corp. Real Estate	2.8%
ServiceNow Inc. Information Technology	2.8%
Adobe Inc. Information Technology	2.2%

initiatives and partnerships. The company has shown an ability to both invest for the long term while delivering solid quarter-to-quarter execution, which we believe is supported by a strong growth profile, specifically in Europe and total cross-border flows. Shares of ServiceNow rose amid better-than-expected earnings, revenue, operating margin, cash flow and billings, and higher revenue guidance. We believe ServiceNow is a high-quality Software-as-a-Service company that is proving itself as a key partner in business and government enterprise initiatives to drive productivity through digital transformation, while also delivering excellent unit economics.

In the financials sector, online marketplace management company Intercontinental Exchange contributed to relative results.

In the consumer discretionary sector, Amazon.com’s shares rose as the company benefited from growth at its market-leading cloud business Amazon Web Services (AWS), as well as retail strength driven by advertising and its Prime service. The company expanded its profit margin and generated a healthy gross profit, due to slower growth in capital expenditures and solid growth of high-margin advertising, seller services and AWS.

In contrast, key detractors from the Fund’s relative performance included stock selection and an overweighted

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FRANKLIN LARGE CAP GROWTH VIP FUND

allocation in the communication services sector, stock selection and an underweighted allocation in the health care sector, and a lack of exposure to the utilities sector.

Within the communication services sector, our position in social media company Facebook hindered relative results. Facebook’s share price faced pressure as a result of headlines and potential regulatory oversight associated with third-party use of data. Disappointing second-quarter 2018 results and forward guidance followed, driving more pressure and concerns. However, the outlook improved throughout the year. We have been monitoring the impact of these events on advertiser behavior and user engagement, while not losing sight of the broader opportunity that continues to exist for the company with Instagram and WhatsApp, as well as the continued migration of advertising dollars to online platforms.

In the health care sector, our positions in biopharmaceutical firm Celgene and medical devices company Nevro hurt relative results as their share prices declined during the period.

Other key individual detractors from relative performance included casino resorts operator Wynn Resorts (not held at period-end); beer, wine and spirits producer Constellation Brands; and education technology company 2U. Wynn Resorts’ shares fell amid slowing VIP trends in Macau, concerns about new competition and trade war risks, and a weak third-quarter convention calendar in Las Vegas with relatively weak leisure visitation. Constellation Brands’ share price declined after the company reported weaker-than-expected earnings results for its fiscal-year 2019’s first quarter (ended May 31, 2018), due to weaker gross margins related to supply chain inflation, higher marketing costs related to new product launches and a higher tax rate. However, the company reported better-than-expected earnings growth for its fiscal second quarter (ended August 31, 2018), driven by stronger beer revenue growth, operating profit growth and a favorable tax rate. We believe Constellation remains well positioned with a strong long-term growth profile, especially relative to its peers.

Thank you for your participation in Franklin Large Cap Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 × $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)		Net
Share Class	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Fund-Level Expenses Paid During Period 7/1/18–12/31/18[1,2]	Ending Account Value 12/31/18	Fund-Level Expenses Paid During Period 7/1/18–12/31/18[1,2]	Annualized Expense Ratio[2]
Class 1	$1,000	$881.10	$4.08	$1,020.87	$4.38	0.86%
1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above — in the far right column — multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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Financial Highlights

Franklin Large Cap Growth VIP Fund

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$20.93	$17.85	$18.42	$23.26	$20.91

Income from investment operations[a]:

Net investment income (loss)[b]	(0.04)	(0.03)	(0.04)	(0.06)	0.11

Net realized and unrealized gains (losses)	0.03	4.91	(0.26)	1.56	2.54

Total from investment operations	(0.01)	4.88	(0.30)	1.50	2.65

Less distributions from:

Net investment income	—	(0.20)	—	(0.13)	(0.30)

Net realized gains	(1.73)	(1.60)	(0.27)	(6.21)	—

Total distributions	(1.73)	(1.80)	(0.27)	(6.34)	(0.30)

Net asset value, end of year	$19.19	$20.93	$17.85	$18.42	$23.26

Total return[c]	(1.24)%	28.38%	(1.49)%	5.89%	12.74%

Ratios to average net assets

Expenses	0.85% [d]	0.87% [d]	0.80% [d]	0.78%	0.79%

Net investment income (loss)	(0.17)%	(0.14)%	(0.19)%	(0.27)%	0.50%

Supplemental data

Net assets, end of year (000’s)	$1,040	$1,092	$883	$47,864	$54,971

Portfolio turnover rate	21.93%	24.96%	36.26% [e]	23.23%	93.53%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of redemption in-kind.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Large Cap Growth VIP Fund (continued)

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$20.48	$17.48	$18.09	$22.94	$20.62

Income from investment operations[a]:

Net investment income (loss)[b]	(0.09)	(0.08)	(0.08)	(0.11)	0.06

Net realized and unrealized gains (losses)	0.04	4.81	(0.26)	1.54	2.50

Total from investment operations	(0.05)	4.73	(0.34)	1.43	2.56

Less distributions from:

Net investment income	—	(0.13)	—	(0.07)	(0.24)

Net realized gains	(1.73)	(1.60)	(0.27)	(6.21)	—

Total distributions	(1.73)	(1.73)	(0.27)	(6.28)	(0.24)

Net asset value, end of year	$18.70	$20.48	$17.48	$18.09	$22.94

Total return[c]	(1.47)%	28.11%	(1.79)%	5.62%	12.46%

Ratios to average net assets

Expenses	1.10% [d]	1.12% [d]	1.05% [d]	1.03%	1.04%

Net investment income (loss)	(0.42)%	(0.39)%	(0.44)%	(0.52)%	0.25%

Supplemental data

Net assets, end of year (000’s)	$100,435	$118,875	$113,028	$223,807	$256,098

Portfolio turnover rate	21.93%	24.96%	36.26% [e]	23.23%	93.53%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Annual Report	FLG-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2018

Franklin Large Cap Growth VIP Fund

		Shares	Value
	Common Stocks 97.9%
	Communication Services 8.7%
a	Alphabet Inc., A	3,499	$3,656,315
a	Alphabet Inc., C	578	598,583
a	Electronic Arts Inc.	9,907	781,761
a	Facebook Inc., A	8,039	1,053,832
a	Liberty Broadband Corp., C	12,084	870,411
a	Netflix Inc.	2,978	797,091
	The Walt Disney Co.	9,912	1,086,851

			8,844,844

	Consumer Discretionary 9.3%
a	Alibaba Group Holding Ltd., ADR (China)	3,494	478,922
a	Amazon.com Inc.	4,999	7,508,348
	Aptiv PLC	9,519	586,085
a	Booking Holdings Inc.	497	856,043

			9,429,398

	Consumer Staples 4.0%
	Constellation Brands Inc., A	7,485	1,203,738
	Lamb Weston Holdings Inc.	18,753	1,379,471
a	Monster Beverage Corp.	20,141	991,340
a	Nomad Foods Ltd. (United Kingdom)	29,410	491,735

			4,066,284

	Energy 1.0%
	Diamondback Energy Inc.	10,689	990,870

	Financials 6.6%
a	Athene Holding Ltd., A	10,716	426,818
	The Charles Schwab Corp.	35,352	1,468,169
	Intercontinental Exchange Inc.	17,323	1,304,942
	MarketAxess Holdings Inc.	3,517	743,177
	MSCI Inc.	3,950	582,348
	S&P Global Inc.	6,507	1,105,800
a	SVB Financial Group	5,322	1,010,754

			6,642,008

	Health Care 15.7%
a	ABIOMED Inc.	3,984	1,294,959
a	Celgene Corp.	7,473	478,944
a	Centene Corp.	6,566	757,060
a	Edwards Lifesciences Corp.	10,396	1,592,355
a	Elanco Animal Health Inc.	11,960	377,099
a	Guardant Health Inc.	8,825	331,732
a	Heron Therapeutics Inc.	40,907	1,061,128
a	IDEXX Laboratories Inc.	2,780	517,136
a	Illumina Inc.	3,656	1,096,544
a	Intuitive Surgical Inc.	1,600	766,272
	Medtronic PLC	11,375	1,034,670
a	Nevro Corp.	15,030	584,517
a	PTC Therapeutics Inc.	7,975	273,702
a	Sage Therapeutics Inc.	4,026	385,650
	UnitedHealth Group Inc.	12,222	3,044,745
a	Veeva Systems Inc.	10,085	900,792

FLG-8	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Large Cap Growth VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Health Care (continued)
	West Pharmaceutical Services Inc.	14,590	$1,430,258

			15,927,563

	Industrials 11.3%
	The Boeing Co.	3,609	1,163,902
[a]	CoStar Group Inc.	5,916	1,995,703
	Honeywell International Inc.	7,618	1,006,490
[a]	IHS Markit Ltd.	21,246	1,019,171
	Raytheon Co.	12,537	1,922,549
	Rockwell Automation Inc.	5,089	765,793
	Roper Technologies Inc.	4,104	1,093,798
	Stanley Black & Decker Inc.	5,975	715,447
[a]	Univar Inc.	28,839	511,604
[a]	Verisk Analytics Inc.	11,820	1,288,853

			11,483,310

	Information Technology 36.5%
[a]	2U Inc.	14,831	737,397
[a]	Adobe Inc.	10,062	2,276,427
	Analog Devices Inc.	9,403	807,059
	Apple Inc.	18,514	2,920,398
[a]	Autodesk Inc.	8,431	1,084,311
[a]	Elastic NV	1,500	107,220
[a]	Fiserv Inc.	13,549	995,716
[a]	Guidewire Software Inc.	6,208	498,068
[a]	InterXion Holding NV (Netherlands)	18,165	983,816
	Mastercard Inc., A	29,418	5,549,706
	Microsoft Corp.	52,083	5,290,070
	Monolithic Power Systems	7,356	855,135
	NVIDIA Corp.	7,129	951,722
[a]	PayPal Holdings Inc.	14,981	1,259,752
[a]	Salesforce.com Inc.	15,558	2,130,979
[a]	ServiceNow Inc.	15,742	2,802,863
[a]	Twilio Inc., A	9,326	832,812
	Visa Inc., A	38,738	5,111,092
	Xilinx Inc.	9,468	806,390
[a]	Zendesk Inc.	18,091	1,055,972

			37,056,905

	Materials 0.9%
[a]	Axalta Coating Systems Ltd.	12,378	289,893
[a]	Ingevity Corp.	7,924	663,159

			953,052

	Real Estate 3.9%
	American Tower Corp.	6,830	1,080,438
[a]	SBA Communications Corp., A	17,663	2,859,463

			3,939,901

	Total Common Stocks (Cost $59,601,416)		99,334,135

Annual Report	FLG-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Large Cap Growth VIP Fund (continued)

		Principal Amount	Value
	Short Term Investments (Cost $1,426,108) 1.4%

	Repurchase Agreements 1.4%
[b]	Joint Repurchase Agreement, 2.922%, 1/02/19 (Maturity Value $1,426,339)
	BNP Paribas Securities Corp. (Maturity Value $634,507) Deutsche Bank Securities Inc. (Maturity Value $236,644) HSBC Securities (USA) Inc. (Maturity Value $555,188)
	Collateralized by U.S. Government Agency Securities, 3.00% - 8.00%, 12/15/25 - 12/20/48; [c]U.S. Treasury Bill, 1/17/19; and U.S. Treasury Notes, 1.25% - 3.50%, 5/31/19 - 9/30/20 (valued at $1,455,075)	$1,426,108	$1,426,108

	Total Investments (Cost $61,027,524) 99.3%		100,760,243

	Other Assets, less Liabilities 0.7%		715,432

	Net Assets 100.0%		$101,475,675

See Abbreviations on page FLG-19.

aNon-income producing.

bSee Note 1(c) regarding joint repurchase agreement.

cThe security was issued on a discount basis with no stated coupon rate.

FLG-10	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2018

Franklin Large Cap Growth VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$59,601,416
Cost - Unaffiliated repurchase agreements	1,426,108

Value - Unaffiliated issuers	$99,334,135
Value - Unaffiliated repurchase agreements	1,426,108
Receivables:
Capital shares sold	904,422
Dividends	31,369
Other assets	14

Total assets	101,696,048

Liabilities:
Payables:
Capital shares redeemed	34,395
Management fees	66,294
Distribution fees	44,397
Reports to shareholders	43,239
Professional fees	29,585
Accrued expenses and other liabilities	2,463

Total liabilities	220,373

Net assets, at value	$101,475,675

Net assets consist of:
Paid-in capital	$47,220,025
Total distributable earnings (loss)	54,255,650

Net assets, at value	$101,475,675

Class 1:
Net assets, at value	$1,040,205

Shares outstanding	54,202

Net asset value and maximum offering price per share	$19.19

Class 2:
Net assets, at value	$100,435,470

Shares outstanding	5,371,589

Net asset value and maximum offering price per share	$18.70

The accompanying notes are an integral part of these financial statements. | Annual Report	FLG-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2018

Franklin Large Cap Growth VIP Fund
Investment income:
Dividends:
Unaffiliated issuers	$809,963
Interest:
Unaffiliated issuers	20,266

Total investment income	830,229

Expenses:
Management fees (Note 3a)	918,615
Distribution fees: (Note 3c)
Class 2	303,141
Custodian fees (Note 4)	1,528
Reports to shareholders	60,884
Professional fees	41,401
Trustees’ fees and expenses	887
Other	15,731

Total expenses	1,342,187
Expense reductions (Note 4)	(140)

Net expenses	1,342,047

Net investment income (loss)	(511,818)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments
Unaffiliated issuers	14,549,978
Foreign currency transactions	279

Net realized gain (loss)	14,550,257

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(13,910,632)

Net realized and unrealized gain (loss)	639,625

Net increase (decrease) in net assets resulting from operations	$127,807

FLG-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Large Cap Growth VIP Fund

	Year Ended December 31,

	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(511,818)	$(473,904)
Net realized gain (loss)	14,550,257	10,317,956
Net change in unrealized appreciation (depreciation)	(13,910,632)	20,237,623

Net increase (decrease) in net assets resulting from operations	127,807	30,081,675

Distributions to shareholders: (Note 1e)
Class 1	(89,524)	(86,686)
Class 2	(9,610,684)	(10,356,597)

Total distributions to shareholders	(9,700,208)	(10,443,283)

Capital share transactions: (Note 2)
Class 1	44,632	49,428
Class 2	(8,964,036)	(13,631,397)

Total capital share transactions	(8,919,404)	(13,581,969)

Net increase (decrease) in net assets	(18,491,805)	6,056,423
Net assets:
Beginning of year	119,967,480	113,911,057

End of year (Note 1e)	$101,475,675	$119,967,480

The accompanying notes are an integral part of these financial statements. | Annual Report	FLG-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Large Cap Growth VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Large Cap Growth VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2018, 69.3% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

FLG-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Growth VIP Fund (continued)

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 31, 2018.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Annual Report	FLG-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Growth VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Income and Deferred Taxes (continued)

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the year ended December 31, 2017, distributions to shareholders were as follows:

Distributions from net investment income:
Class 1	$ (9,601)
Class 2	(751,572)
Distributions from net realized gains:
Class 1	(77,085)
Class 2	(9,605,025)

FLG-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Growth VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2018		2017

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares issued in reinvestment of distributions	3,993	$89,524	4,592	$86,686
Shares redeemed	(1,981)	(44,892)	(1,833)	(37,258)

Net increase (decrease)	2,012	$44,632	2,759	$49,428

Class 2 Shares:
Shares sold	542,097	$11,784,792	325,624	$6,237,303
Shares issued in reinvestment of distributions	439,446	9,610,684	559,816	10,356,597
Shares redeemed	(1,413,745)	(30,359,512)	(1,547,426)	(30,225,297)

Net increase (decrease)	(432,202)	$(8,964,036)	(661,986)	$(13,631,397)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

Annual Report	FLG-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Growth VIP Fund (continued)

3. Transactions with Affiliates (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended December 31, 2018, these purchase and sale transactions aggregated $93,292 and $0, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2018 and 2017, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$292,435	$761,173
Long term capital gain	9,407,773	9,682,110

	$9,700,208	$10,443,283

At December 31, 2018, the cost of investments, net unrealized appreciation (depreciation) and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$61,066,348

Unrealized appreciation	$42,883,498
Unrealized depreciation	(3,189,603)

Net unrealized appreciation (depreciation)	$39,693,895

Distributable earnings:
Undistributed long term capital gains	$14,561,754

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2018, aggregated $26,444,332 and $46,872,163, respectively.

FLG-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Growth VIP Fund (continued)

7. Credit Facility

The Fund together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 8, 2019, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 7, 2020, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2018, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2018, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments	$99,334,135	$—	$—	$99,334,135
Short Term Investments	—	1,426,108	—	1,426,108

Total Investments in Securities	$99,334,135	$1,426,108	$—	$100,760,243

aFor detailed categories, see the accompanying Statement of Investments.

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

Annual Report	FLG-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Large Cap Growth VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Large Cap Growth VIP Fund (the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

FLG-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Large Cap Growth VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $9,407,773 as a long term capital gain dividend for the fiscal year ended December 31, 2018.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 100.00% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2018.

Annual Report	FLG-21

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Franklin Mutual Global Discovery VIP Fund

This annual report for Franklin Mutual Global Discovery VIP Fund covers the fiscal year ended December 31, 2018.

Class 1 Performance Summary as of December 31, 2018

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/18	1-Year	5-Year	10-Year
Average Annual Total Return	-11.01%	+2.21%	+8.15%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/09–12/31/18)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the MSCI World Index and the Standard & Poor’s® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

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Fund Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stock. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest substantially and potentially up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt.

Fund Risks

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated, or may decline further in value. The Fund’s investments in foreign securities involve certain risks including currency fluctuations, and economic and political uncertainties. Because the Fund may invest at least a significant portion of its assets in companies in a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the

Performance Summary. In comparison, the Fund’s benchmark,

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

the S&P 500, had a -4.38% total return and the MSCI World Index had a -8.20% total return for the same period.1

Economic and Market Overview

The global economy expanded during the 12 months under review, despite weakness in certain regions. Global developed and emerging market stocks were aided at certain points during the period by higher crude oil prices, upbeat economic data, easing trade tensions and encouraging corporate earnings reports, as well as indications of a slower pace of interest-rate increases from the U.S. Federal Reserve (Fed).

However, various factors weighed on global markets during the period, including concerns about tighter regulation of technology companies, political uncertainties in the U.S. and the European Union, and major central banks’ interest-rate path and unwinding of monetary stimulus measures. Markets were further pressured by U.S. trade disputes with its allies and China, and their impact on global growth and corporate

.

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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earnings. In this environment, global stocks, as measured by the MSCI All Country World Index, had a -8.93% total return for the 12 months ended December 31, 2018.1

The U.S. economy grew during the 12-month period. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, business investment, exports and government spending. However, growth moderated in the third quarter due to declines in exports and housing investment. The unemployment rate declined from 4.1% in December 2017 to 3.9% at period-end.2 Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% in December 2017 to 1.9% at period-end.2 The Fed raised its target range for the federal funds rate four times during the period, to 2.25%–2.50%, and continued reducing its balance sheet as part of an ongoing plan to normalize monetary policy. At its December meeting, the Fed reduced the projected 2019 rate increases to two, compared to three projected previously.

In Europe, the U.K.’s quarterly economic growth moderated in 2018’s first quarter, but accelerated in 2018’s second and third quarters. The Bank of England raised its key policy rate once during the review period. After moderating in 2018’s first quarter, the eurozone’s quarterly growth remained stable in the second quarter, but eased in the third quarter. The bloc’s annual inflation rate ended the period higher than in December 2017. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period. In December 2018, the ECB confirmed its plan to conclude its bond purchase program at the end of 2018 and reiterated it expects key interest rates to remain unchanged through the summer of 2019.

In Asia, Japan’s quarterly gross domestic product (GDP) grew in 2018’s second quarter, following a contraction in the first quarter, but contracted again in the third quarter. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP growth remained stable in 2018’s first and second quarters, but accelerated in the third quarter. The Central Bank of Brazil lowered its benchmark interest rate twice during the period. Russia’s annual GDP growth rate accelerated in 2018’s first and second quarters, but moderated in the third quarter. After lowering its key rate twice early in the period, the Bank of Russia raised it twice in the period’s second half to curtail inflation risks. China’s annual GDP grew at a stable rate in 2018’s first quarter, but it moderated in the second and third quarters. The People’s Bank of China left its benchmark interest rate unchanged during the period, but it took measures to improve financial liquidity to mitigate the negative effects of the U.S.-China trade dispute and support economic growth. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, had a -14.25% total return during the period.1

Investment Strategy

At Franklin Mutual Advisors, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

2. Source: U.S. Bureau of Labor Statistics.

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In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

In 2018, corporate profits in the U.S. and other developed markets continued their impressive year-over-year growth. In addition, labor markets showed further improvement, consumer spending was solid, and U.S. corporate tax reforms encouraged companies to buy back more stock, raise dividends and increase capital expenditures. Those positive fundamentals were periodically overshadowed by political and economic concerns, particularly in the final three months of the year.

As major U.S. equity markets established new all-time highs in 2018, overall U.S. equity market valuations (e.g., price-to-earnings, price-to-book or price-to-sales) became increasingly unattractive, in our analysis. The equity market sell-off in the fourth-quarter helped to return valuations to more reasonable levels. The sell-off and rise in volatility yielded an opportunity for us to seek out stocks with strong corporate fundamentals and valuations whose risk/reward profiles seemed to us to have become more favorable.

In 2019, policy events may have considerable influence, for better or worse, on economic growth, investor sentiment and financial market performance and volatility. Markets are likely to be particularly sensitive to developments in U.S.-China trade relations, monetary policy moves by the U.S. Federal Reserve and other major central banks, oil production decisions by OPEC (The Organization of the Petroleum Exporting Countries) and other oil producing countries, the outcome of Brexit, China’s response to its slowing economy and potential political discord in Washington, D.C.

Europe’s equity market overall was trading at an attractively lower price-to-earnings multiple and higher dividend yield than the U.S. equity market at period-end. We also saw an increase in investor activism, which we viewed as encouraging. However, those favorable factors were offset in part by economic data, which showed a greater degree of deceleration in activity across the region. From an investment standpoint, we are hopeful that 2019 will be a year of potential resolution and clarity. The biggest political event will likely be Brexit, as a resolution to the situation remained unclear as of period-end. The uncertainty around the terms and timing of a deal

Top 10 Sectors/Industries

12/31/18

% of Total Net Assets
Banks	11.8%
Oil, Gas & Consumable Fuels	9.8%
Insurance	9.5%
Pharmaceuticals	9.4%
Health Care Equipment & Supplies	4.2%
Technology Hardware, Storage & Peripherals	3.4%
Software	3.4%
Media	3.3%
Automobiles	2.9%
Tobacco	2.8%

continued to undermine consumer and corporate confidence. From our perspective, we believe the European Union and the U.K. will ultimately reach an agreement that makes sense for both sides, and we believe the approval of such an agreement would likely have a significantly positive effect on investor, consumer and corporate sentiment in the U.K. We will also pay close attention to structural reform efforts in France and the political transition in Germany. In December, Chancellor Angela Merkel stepped down as leader of the Christian Democratic Union but stated her intention to remain in office for the remaining three years of her term as Chancellor.

In Asia, economic and financial market weakness in China has been brought on by multiple factors. The U.S.-China trade conflict has disrupted manufacturing activity and supply chains. As trade tensions escalated in 2018, manufacturers accelerated production in order to avoid upcoming tariffs. At year-end, supply chains were filled with inventory, while manufacturing activity was weak. Entering 2019, the near-term question is how long the inventory overhang will last, while the more significant question is to what extent the trade conflict will alter supply chains in the medium to long term. Amid the trade conflict, China has proven resolute in its attempt to dampen the reliance on leverage, which has weighed on economic activity as well. While the government has enacted some stimulus measures, such as tax cuts, they may be less impactful than prior stimulus through fiscal spending. Meanwhile, government social policies impacting personal freedoms have had a negative effect on consumer sentiment.

Investment Spotlight

In all market environments, we seek to invest prudently in securities that we believe represent good value. We do this by seeking securities that trade at a discount to our intrinsic value estimate, taking into account the quality of the asset, the

MGD-4	Annual Report

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sustainability of returns, and the growth potential of the business. We also believe the potential to deliver the best risk-adjusted return over a full market cycle requires us to be focused on applying our cross-asset approach: owning equities and debt—in certain cases multiple securities across the capital structure of a company—across geographies and sectors with an emphasis on corporate actions as catalysts. Our health care sector positions are a good example of our investment process. They have been carefully selected over a number of years, and in 2018, many of our long-standing sector investments appreciated meaningfully. Collectively our sector exposure outperformed the health care sector within the MSCI World Index.3

Within the health care sector, our investment process has generally been focused on finding innovative companies that are market leaders and that invest substantial amounts of capital into research and development (R&D) as a means to sustain and grow market positions. In addition, many of our positions have been in diversified pharmaceutical companies that also have long-duration cash flows through their leading positions in animal health, vaccine, and over-the-counter medicine businesses. These businesses can offer downside protection in years when pharmaceutical R&D is less successful or in years when important products lose patent protection. These businesses are attractive and have been undervalued by the market. This undervaluation allowed us to build positions, and in 2018, some of this undervaluation was reversed.

Eli Lilly and Merck are quintessential examples of our investment process. They are leading innovation-driven pharmaceutical companies that invest substantial amounts of capital into R&D to develop transformative medicines. Both companies have introduced innovative new products in the past many years like Trulicity for diabetes and Keytruda for oncology that we believe will continue to offer substantial long-term revenue growth. The management teams at both companies take a long-term view and focus on enhancing their market positions through both internal and external innovation. Acquiring late stage innovation can be expensive, which is why Lilly and Merck take a prudent approach to generally focusing on early stage assets. Competition is typically less intense for early stage assets, and they can add value through their own development process and pass along that value to shareholders. Shareholder focus also comes through at both companies through their return of excess capital to shareholders through large dividends and share buybacks.

In our view, both companies also have strong, long-duration assets. Lilly and Merck are the fourth and third largest players in animal health, respectively. In September 2018, Lilly sold some Elanco4 shares to the public in order to create additional shareholder value, while Merck started providing segment level profit disclosures so investors could better appreciate the contribution and value of their animal health business. Merck is also the second largest player in vaccines, a highly attractive business that is underappreciated, in our opinion.

Another common feature between Lilly and Merck is their strong balance sheets. Both companies also generate substantial amounts of free cash flows, with a significant proportion returned to shareholders in the form of dividends and share buybacks. In addition, the two companies are focused on managing their business more efficiently and improving their operating margins, which we believe will lead to additional earnings growth over the next several years.

Mergers and Acquisitions

In health care and elsewhere, merger and acquisition (M&A) activity remained healthy in 2018. The market received some clarity regarding the regulatory environment when a federal judge ruled in favor of AT&T and Time Warner5, and against the U.S. Department of Justice, in its antitrust lawsuit. However, economic, financial market and geopolitical uncertainty that arose in the second half of the year caused the pace of activity to slow. In our view, it was notable that health care has become one of the busier sectors for M&A as it is relatively more insulated from economic uncertainty. The strength and path of M&A activity in 2019 will likely depend in large part on how the uncertainties carrying over from 2018 play out and how they affect equity markets. From our experience, changes in equity market performance and deal activity have tended to move in a similar direction.

Credit Markets

Finding mispriced risk in credit markets was challenging in 2018. Low interest rates kept credit widely available, default rates remained at historically low levels and we continued to witness a deterioration in debt covenant terms, which include restrictions on financial activities by the borrower or parameters for specific financial metrics. Liberal interpretations

3. Please see Index Descriptions following the Fund Summaries.

4. Not a Fund holding.

5. Not held at period-end.

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FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

of credit agreements and bond indentures in order to shift valuable assets beyond the reach of creditors were an ongoing challenge. In such an environment, we found more opportunities investing in short-term mispriced risk rather than long-term restructurings.

However, we are hopeful that more opportunities may emerge in 2019, especially if we are starting to enter latter stages of the business cycle. U.S. monetary policy is becoming less accommodative, economic growth appears to be downshifting into a slower pace, earnings growth is set to slow, and geopolitical uncertainty is on the rise. These dynamics have already contributed to a general rise in financial market volatility. At the same time, the amount of lower-rated investment-grade credit stands at a historically high level on an absolute basis and relative to corporate debt markets overall. We believe default rates and the pace of corporate downgrades could begin to pick up in 2019. As a result, 2019 could bring a rise in fallen-angel opportunities (bonds downgraded from investment-grade to junk status) and idiosyncratic opportunities in out-of-favor industries. We will continue to look for opportunities across the capital structures of companies with liquidity-enhancing events, such as asset sales, the ability to issue secured debt within existing agreements, and free-cash flow that could buy time for a company to weather its financial storm.

Fund Performance

Turning to Fund performance, top contributors included U.S.-based pharmaceutical company Eli Lilly, global research-driven pharmaceutical company Merck and U.K.-based pay-TV provider Sky5.

Shares of Eli Lilly were boosted in large part by a series of strong quarterly results during 2018. Attractive corporate fundamentals and fewer investor concerns regarding the direct impact on the pharmaceutical industry from the Trump administration’s efforts to lower prescription drug prices helped push the stock higher. We believe Eli Lilly continues to have a strong product growth story and room for further margin expansion, in addition to having solid research and development capabilities.

Merck is a global research-driven pharmaceutical company with strong market positions in oncology, diabetes, vaccines and animal health. Investors remained upbeat about its future prospects, particularly its Keytruda oncology drug. Merck released clinical trial results, which showed that for the first-line treatment of metastatic nonsquamous non-small lung cancer patients, Keytruda combined with chemotherapy substantially extended survival of patients compared with

Top 10 Holdings

12/31/18

Company Sector/Industry, Country	% of Total Net Assets
Medtronic PLC Health Care Equipment & Supplies, U.S.	3.2%
Novartis AG Pharmaceuticals, Switzerland	3.2%
The Walt Disney Co. Entertainment, U.S.	2.8%
GlaxoSmithKline PLC Pharmaceuticals, U.K.	2.4%
Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	2.3%
NN Group NV Insurance, Netherlands	2.2%
Eli Lilly & Co. Pharmaceuticals, U.S.	2.2%
Enel SpA Electric Utilities, Italy	2.1%
Merck & Co. Inc. Pharmaceuticals, U.S.	2.0%
British American Tobacco PLC Tobacco, U.K.	1.8%

chemotherapy alone. The Keytruda results set a high bar for competition and appeared to enhance Keytruda’s prospects to gain share in the sizeable market for lung cancer treatment. Results from a competitor, Bristol-Myers Squibb4, were less compelling in a different clinical trial in lung cancer. In October 2018, Merck raised its dividend and authorized a new large share buyback plan.

In February 2018, shares of Sky jumped when U.S.-based cable company Comcast4 made a surprise bid for the company. The Comcast bid was considerably higher than a prior bid by Twenty-First Century Fox4, which already owned a substantial portion of Sky. In July 2018, Twenty-First Century Fox raised its bid for Sky, but Comcast promptly offered a higher counter-bid. The stock rose again in September 2018 when The Panel on Takeovers and Mergers in the U.K. announced that Comcast had won the mandatory auction for Sky, and Twenty-First Century Fox subsequently agreed to sell its stake of Sky to Comcast. The acquisition of Sky was officially completed in October 2018.

During the period under review, Fund investments that detracted from performance included U.K.-based British American Tobacco, U.S.-based industrials company General Electric (GE) and U.S.-based bank Citizens Financial Group.

Shares of British American Tobacco faced downward pressure due to potential additional U.S. regulation and concerns

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regarding next generation products. In March 2018, the U.S. Food and Drug Administration (FDA) issued an Advance Notice of Proposed Rulemaking, which started the process of examining the possibility of regulating nicotine levels in combustible cigarettes. The process may not result in regulation, but if it does, many experts believe the review could take seven to 10 years. Meanwhile, JUUL, produced by JUUL Labs4, has emerged as a popular e-cigarette for young consumers in the U.S. It is unclear to what degree JUUL is cannibalizing the combustible market, but it has hurt investor sentiment toward the industry. In November, shares of British American Tobacco and industry peers dropped, as the FDA revisited the possibility of banning menthol as a flavor in cigarettes, which would take years with many steps to complete, and in our opinion, an FDA proposal would face litigation from the industry. Industry experts have suggested that it might not survive legal challenges.

GE is a multi-industrial company with a diverse set of businesses in power generation, health care and aviation. During 2018, the stock suffered a number of setbacks starting in January with a greater-than-expected charge related to long-term care policies in its insurance subsidiary. In June, the stock was removed from the Dow Jones Index and in September, GE stated that fan blades in some of its power-plant turbines were experiencing oxidation problems. In October, S&P Global Ratings, a bond rating agency, cut GE’s debt rating, while GE cut its dividend and stated that the Securities and Exchange Commission was expanding an ongoing investigation to include an accounting write-down related to its power-generation division. Amid the negative events in 2018, management took the first steps in what amounts to a breakup of GE, announcing in May 2018 the merger of its transportation operations into Wabtec4 and plans to spin-off its health care division and divest its stake in oil-services firm Baker Hughes. In October 2018, GE unexpectedly replaced chief executive officer (CEO) John Flannery, who spent his entire career at GE, with Larry Culp, a former CEO of Danaher4, an industrial company. We believe Culp made some prudent initial moves, and that his plan to reduce debt and strengthen GE’s balance sheet is a step in the right direction to restoring investor confidence in the company.

Citizens Financial Group is a regional bank focused on the Northeastern U.S. The stock slipped in the second half of the year due to fears of slowing global economic activity negatively affecting the U.S. economy, leading to lower U.S. interest rates, rising credit costs and slower revenue and earnings growth for the industry. In addition, the U.S. Treasury yield curve flattened and inverted in the latter stages of the year and credit spreads widened. On a long-term basis, we believe Citizens remains well positioned to continue driving improved results through a combination of capital deployment, balance sheet optimization and cost controls.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive overall impact on the Fund’s performance because of the appreciation of the U.S. dollar versus the hedged currencies.

What is a currency forward?

A currency forward is a direct agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Thank you for your participation in Franklin Mutual Global Discovery VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 × $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Fund-Level Expenses Paid During Period 7/1/18–12/31/18[1,2]	Ending Account Value 12/31/18	Fund-Level Expenses Paid During Period 7/1/18–12/31/18[1,2]	Net Annualized Expense Ratio[2]
Class 1	$1,000	$902.30	$4.46	$1,020.52	$4.74	0.93%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above — in the far right column — multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

MGD-8	Annual Report

MGD P1 05/18

SUPPLEMENT DATED MAY 1, 2018

TO THE PROSPECTUSES DATED MAY 1, 2018

OF

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

Effective May 1, 2018, the prospectuses are amended as follows:

I. The “Fund Summary – Annual Fund Operating Expenses” table on page MGD-S1 in the Franklin Mutual Global Discovery VIP Fund’s Class 1 prospectus is replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management fees[1]	0.88%
Distribution and service (12b-1) fees	None
Other expenses	0.07%
Acquired fund fees and expenses[2]	0.01%
Total annual Fund operating expenses[1,2]	0.96%

1.

Management fees in the table above have been restated to reflect a reduction in the management fee of the Fund effective on May 1, 2018. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights due to a different management fee rate paid in the Fund’s most recent fiscal year. If the management fees had not been restated, management fees would have been 0.94% and the Total annual Fund operating expenses would have been 1.02%.

2.

Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

II.   The “Fund Summary – Example” table on page MGD-S1 in the Franklin Mutual Global Discovery VIP Fund’s Class 1 prospectus is replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class 1	$ 98	$ 306	$ 531	$ 1,178

III.   The “Fund Summary – Annual Fund Operating Expenses” table on page MGD-S1 in the Franklin Mutual Global Discovery VIP Fund’s Class 2 prospectus is replaced with the following:

MGD-9

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management fees[1]	0.88%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.07%
Acquired fund fees and expenses[2]	0.01%
Total annual Fund operating expenses[1,2]	1.21%

1.

Management fees in the table above have been restated to reflect a reduction in the management fee of the Fund effective on May 1, 2018. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights due to a different management fee rate paid in the Fund’s most recent fiscal year. If the management fees had not been restated, management fees would have been 0.94% and the Total annual Fund operating expenses would have been 1.27%.

2.

Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

IV.   The “Fund Summary – Example” table on page MGD-S1 in the Franklin Mutual Global Discovery VIP Fund’s Class 2 prospectus is replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class 2	$ 123	$ 384	$ 665	$ 1,466

V.  The “Fund Summary – Annual Fund Operating Expenses” table on page MGD-S1 in the Franklin Mutual Global Discovery VIP Fund’s Class 4 prospectus is replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 4
Management fees[1]	0.88%
Distribution and service (12b-1) fees	0.35%
Other expenses	0.07%
Acquired fund fees and expenses[2]	0.01%
Total annual Fund operating expenses[1,2]	1.31%

1.

Management fees in the table above have been restated to reflect a reduction in the management fee of the Fund effective on May 1, 2018. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights due to a different management fee rate paid in the Fund’s most recent fiscal year. If the management fees had not been restated, management fees would have been 0.94% and the Total annual Fund operating expenses would have been 1.37%.

MGD-10

2.

Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

VI.  The “Fund Summary – Example” table on page MGD-S1 in the Franklin Mutual Global Discovery VIP Fund’s Class 4 prospectus is replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class 4	$ 133	$ 415	$ 718	$ 1,579

VII.   The following is added as the second to last paragraph before the “Manager of Managers Structure” sub-section in the “Fund Details – Management” section of each Class’ prospectus on page MGD-D8:

Effective May 1, 2018, the Fund’s investment management fee was reduced, as approved by the board of trustees. Prior to May 1, 2018, the Fund paid Franklin Mutual an investment management fee equal to an annual rate of:

•	0.950% of the value of its average daily net assets up to and including $200 million;
•	0.935% of the value of its average daily net assets over $200 million, up to and including $700 million;
•	0.900% of the value of its average daily net assets over $700 million, up to and including $1.2 billion;
•	0.875% of the value of its average daily net assets over $1.2 billion, up to and including $4 billion;
•	0.845% of the value of its average daily net assets over $4 billion, up to and including $7 billion;
•	0.825% of the value of its average daily net assets over $7 billion, up to and including $10 billion; and
•	0.805% of the value of its average daily net assets in excess of $10 billion.

Effective May 1, 2018, the Fund’s investment management fee was reduced to a fee equal to an annual rate of:

•	0.875% of the value of its average daily net assets up to and including $4 billion;
•	0.845% of the value of its average daily net assets over $4 billion, up to and including $7 billion;
•	0.825% of the value of its average daily net assets over $7 billion, up to and including $10 billion;
•	0.805% of the value of its average daily net assets over $10 billion, up to and including $13 billion;
•	0.785% of the value of its average daily net assets over $13 billion, up to and including $16 billion;
•	0.765% of the value of its average daily net assets over $16 billion, up to and including $19 billion;
•	0.745% of the value of its average daily net assets over $19 billion, up to and including $22 billion;
•	0.725% of the value of its average daily net assets over $22 billion, up to and including $25 billion;

MGD-11

•	0.705% of the value of its average daily net assets over $25 billion, up to and including $28 billion; and
•	0.685% of the value of its average daily net assets in excess of $28 billion.

Please keep this supplement with your prospectus for future reference.

MGD-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Mutual Global Discovery VIP Fund

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 1
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$20.38	$20.22	$19.85	$22.61	$23.31

Income from investment operations[a]:

Net investment income[b]	0.36	0.47	0.41	0.37	0.68 [c]

Net realized and unrealized gains (losses)	(2.50)	1.29	1.92	(1.17)	0.76

Total from investment operations	(2.14)	1.76	2.33	(0.80)	1.44

Less distributions from:

Net investment income	(0.52)	(0.42)	(0.39)	(0.69)	(0.57)

Net realized gains	(0.25)	(1.18)	(1.57)	(1.27)	(1.57)

Total distributions	(0.77)	(1.60)	(1.96)	(1.96)	(2.14)

Net asset value, end of year	$17.47	$20.38	$20.22	$19.85	$22.61

Total return[d]	(11.01)%	8.99%	12.32%	(3.39)%	5.98%

Ratios to average net assets

Expenses[e,f]	0.96% [g]	1.01% [g]	1.01% [g]	1.02% [g]	1.00%

Expenses incurred in connection with securities sold short	0.01%	—%	0.01%	0.02%	0.03%

Net investment income	1.81%	2.29%	2.10%	1.71%	2.85% [c]

Supplemental data

Net assets, end of year (000’s)	$3,282	$3,189	$3,084	$2,632	$2,313

Portfolio turnover rate	29.84%	17.49%	17.54%	21.88%	22.18%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.40%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	MGD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery VIP Fund (continued)

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$19.80	$19.69	$19.37	$22.11	$22.84

Income from investment operations[a]:

Net investment income[b]	0.30	0.41	0.35	0.32	0.60 [c]

Net realized and unrealized gains (losses)	(2.42)	1.25	1.87	(1.16)	0.75

Total from investment operations	(2.12)	1.66	2.22	(0.84)	1.35

Less distributions from:

Net investment income	(0.47)	(0.37)	(0.33)	(0.63)	(0.51)

Net realized gains	(0.25)	(1.18)	(1.57)	(1.27)	(1.57)

Total distributions	(0.72)	(1.55)	(1.90)	(1.90)	(2.08)

Net asset value, end of year	$16.96	$19.80	$19.69	$19.37	$22.11

Total return[d]	(11.22)%	8.71%	12.06%	(3.65)%	5.71%

Ratios to average net assets

Expenses[e,f]	1.21% [g]	1.26% [g]	1.26% [g]	1.27% [g]	1.25%

Expenses incurred in connection with securities sold short	0.01%	—%	0.01%	0.02%	0.03%

Net investment income	1.56%	2.04%	1.85%	1.46%	2.60% [c]

Supplemental data

Net assets, end of year (000’s)	$500,607	$631,179	$630,397	$629,366	$685,711

Portfolio turnover rate	29.84%	17.49%	17.54%	21.88%	22.18%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.15%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

MGD-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery VIP Fund (continued)

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 4
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$20.17	$20.02	$19.66	$22.39	$23.10

Income from investment operations[a]:

Net investment income[b]	0.29	0.40	0.34	0.30	0.61 [c]

Net realized and unrealized gains (losses)	(2.47)	1.27	1.89	(1.17)	0.73

Total from investment operations	(2.18)	1.67	2.23	(0.87)	1.34

Less distributions from:

Net investment income	(0.44)	(0.34)	(0.30)	(0.59)	(0.48)

Net realized gains	(0.25)	(1.18)	(1.57)	(1.27)	(1.57)

Total distributions	(0.69)	(1.52)	(1.87)	(1.86)	(2.05)

Net asset value, end of year	$17.30	$20.17	$20.02	$19.66	$22.39

Total return[d]	(11.31)%	8.61%	11.91%	(3.74)%	5.60%

Ratios to average net assets

Expenses[e,f]	1.31% [g]	1.36% [g]	1.36% [g]	1.37% [g]	1.35%

Expenses incurred in connection with securities sold short	0.01%	—%	0.01%	0.02%	0.03%

Net investment income	1.46%	1.94%	1.75%	1.36%	2.50% [c]

Supplemental data

Net assets, end of year (000’s)	$30,094	$41,713	$45,262	$49,054	$59,961

Portfolio turnover rate	29.84%	17.49%	17.54%	21.88%	22.18%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.05%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	MGD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2018

Franklin Mutual Global Discovery VIP Fund

		Country	Shares/ Units/ Warrants	Value
	Common Stocks and Other Equity Interests 89.5%
	Aerospace & Defense 0.8%
	BAE Systems PLC	United Kingdom	755,507	$4,424,210

	Auto Components 0.4%
a,b,c	International Automotive Components Group Brazil LLC	Brazil	424,073	17,971
a,b,c	International Automotive Components Group North America LLC	United States	4,052,916	483,107
	Toyo Tire Corp.	Japan	138,565	1,738,384

				2,239,462

	Automobiles 1.1%
	General Motors Co.	United States	175,900	5,883,855

	Banks 11.8%
	Barclays PLC	United Kingdom	1,564,265	3,002,616
	BNP Paribas SA	France	106,948	4,837,306
	CIT Group Inc.	United States	136,169	5,211,188
	Citigroup Inc.	United States	162,150	8,441,529
	Citizens Financial Group Inc.	United States	320,923	9,541,041
	First Horizon National Corp.	United States	353,473	4,651,705
	HSBC Holdings PLC	United Kingdom	507,847	4,189,531
	JPMorgan Chase & Co.	United States	58,686	5,728,927
	Societe Generale SA	France	157,880	5,032,607
	Standard Chartered PLC	United Kingdom	442,523	3,438,447
	Wells Fargo & Co.	United States	192,020	8,848,282

				62,923,179

	Biotechnology 0.6%
	Shire PLC.	United Kingdom	53,445	3,114,717

	Building Products 1.2%
	Johnson Controls International PLC	United States	206,500	6,122,725

	Capital Markets 1.2%
	Credit Suisse Group AG	Switzerland	191,359	2,092,884
	Deutsche Bank AG	Germany	207,029	1,651,166
	Guotai Junan Securities Co. Ltd.	China	1,275,797	2,580,758

				6,324,808

	Chemicals 1.3%
	BASF SE	Germany	97,787	6,811,514

	Communications Equipment 2.5%
	Cisco Systems Inc.	United States	169,680	7,352,234
	Nokia OYJ, A	Finland	611,269	3,522,972
	Nokia OYJ, ADR	Finland	426,323	2,481,200

				13,356,406

	Construction Materials 0.9%
	LafargeHolcim Ltd., B	Switzerland	121,811	5,029,304

	Consumer Finance 1.4%
	Ally Financial Inc.	United States	93,416	2,116,806
	Capital One Financial Corp.	United States	70,388	5,320,629

				7,437,435

	Containers & Packaging 0.9%
	International Paper Co.	United States	123,000	4,964,280

MGD-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Shares/ Units/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Diversified Financial Services 0.8%
	Voya Financial Inc.	United States	101,650	$ 4,080,231

	Diversified Telecommunication Services 2.5%
	AT&T Inc.	United States	159,739	4,558,951
	Koninklijke KPN NV	Netherlands	2,930,976	8,597,279

				13,156,230

	Electric Utilities 2.4%
	Enel SpA	Italy	1,929,746	11,187,700
[a]	PG&E Corp.	United States	65,170	1,547,788

				12,735,488

	Energy Equipment & Services 1.0%
	Baker Hughes a GE Co., A	United States	250,264	5,380,676

	Entertainment 2.8%
	The Walt Disney Co.	United States	137,500	15,076,875

	Food & Staples Retailing 1.3%
	Walgreens Boots Alliance Inc.	United States	102,904	7,031,430

	Health Care Equipment & Supplies 4.2%
	Koninklijke Philips NV	Netherlands	142,110	5,036,320
	Medtronic PLC	United States	190,110	17,292,406

				22,328,726

	Health Care Providers & Services 1.3%
	CVS Health Corp.	United States	105,591	6,918,322

	Hotels, Restaurants & Leisure 2.2%
	Accor SA	France	186,049	7,910,922
	Sands China Ltd.	Macau	916,400	4,014,114

				11,925,036

	Independent Power & Renewable Electricity Producers 0.5%
[a]	Vistra Energy Corp.	United States	117,933	2,699,486

	Industrial Conglomerates 0.9%
	General Electric Co.	United States	624,350	4,726,330

	Insurance 9.5%
	Alleghany Corp.	United States	2,730	1,701,664
	American International Group Inc.	United States	177,333	6,988,693
	China Pacific Insurance Group Co. Ltd., H	China	1,523,508	4,932,115
	Chubb Ltd.	United States	66,066	8,534,406
	The Hartford Financial Services Group Inc.	United States	192,796	8,569,782
	MetLife Inc.	United States	67,226	2,760,300
	NN Group NV	Netherlands	294,248	11,732,797
	RSA Insurance Group PLC	United Kingdom	501,149	3,282,367
	T&D Holdings Inc.	Japan	199,721	2,330,686

				50,832,810

	IT Services 1.4%
	Cognizant Technology Solutions Corp., A	United States	117,760	7,475,405

	Machinery 0.4%
	CNH Industrial NV	United Kingdom	239,035	2,159,844

Annual Report	MGD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Shares/ Units/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Media 3.3%
a	Charter Communications Inc., A	United States	30,386	$ 8,659,098
a	Cumulus Media Inc., A	United States	9,615	103,842
a	Cumulus Media Inc., B	United States	14,335	136,183
a	DISH Network Corp., A	United States	139,003	3,470,905
a	Liberty Global PLC, C	United Kingdom	263,900	5,446,896

				17,816,924

	Metals & Mining 0.4%
	thyssenkrupp AG	Germany	62,456	1,072,913
	Warrior Met Coal Inc.	United States	37,173	896,241

				1,969,154

	Oil, Gas & Consumable Fuels 9.8%
	Anadarko Petroleum Corp.	United States	60,325	2,644,648
	BP PLC	United Kingdom	797,842	5,046,033
	Canadian Natural Resources Ltd.	Canada	268,300	6,474,818
	Crescent Point Energy Corp.	Canada	670,900	2,034,892
	JXTG Holdings Inc.	Japan	489,339	2,574,834
	Kinder Morgan Inc.	United States	571,770	8,793,823
	Marathon Oil Corp.	United States	232,865	3,339,284
	Plains All American Pipeline LP	United States	195,500	3,917,820
	Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	237,549	6,982,871
	Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	179,410	5,279,389
	The Williams Cos. Inc.	United States	234,501	5,170,747

				52,259,159

	Pharmaceuticals 9.7%
	Eli Lilly & Co.	United States	100,184	11,593,293
	GlaxoSmithKline PLC	United Kingdom	670,728	12,754,917
	Merck & Co. Inc.	United States	136,718	10,446,622
	Novartis AG, ADR	Switzerland	199,457	17,115,405

				51,910,237

	Semiconductors & Semiconductor Equipment 0.7%
a	Renesas Electronics Corp.	Japan	791,797	3,612,213

	Software 3.4%
a	Avaya Holdings Corp., wts., 12/15/22	United States	5,179	10,617
a	Check Point Software Technologies Ltd.	Israel	86,367	8,865,572
a	Red Hat Inc.	United States	16,700	2,933,188
	Symantec Corp.	United States	334,461	6,319,641

				18,129,018

	Specialty Retail 0.7%
	Dufry AG	Switzerland	38,027	3,623,991

	Technology Hardware, Storage & Peripherals 3.4%
	Hewlett Packard Enterprise Co.	United States	338,480	4,471,321
	Samsung Electronics Co. Ltd.	South Korea	267,805	9,305,882
	Western Digital Corp.	United States	120,412	4,451,631

				18,228,834

MGD-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Shares/ Units/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Tobacco 2.8%
	Altria Group Inc.	United States	107,584	$ 5,313,574
	British American Tobacco PLC	United Kingdom	224,633	7,161,580
	British American Tobacco PLC, ADR	United Kingdom	83,985	2,675,762

				15,150,916

	Total Common Stocks and Other Equity Interests (Cost $463,290,565)			477,859,230

	Management Investment Companies (Cost $3,414,383) 0.6%
	Diversified Financial Services 0.6%
a	Altaba Inc.	United States	52,100	3,018,674

	Preferred Stocks (Cost $10,975,075) 1.8%
	Automobiles 1.8%
d	Volkswagen AG, 2.845%, pfd	Germany	60,547	9,654,974

			Principal Amount
	Corporate Notes and Senior Floating Rate Interests 1.3%
e,f	Cumulus Media New Holdings Inc., Term Loan, 7.03%, (1-month USD LIBOR + 4.50%), 5/13/22	United States	$1,854,883	1,760,207
	Frontier Communications Corp.,
	senior note, 10.50%, 9/15/22	United States	3,610,000	2,527,000
	senior note, 11.00%, 9/15/25	United States	4,065,000	2,550,584

	Total Corporate Notes and Senior Floating Rate Interests (Cost $8,870,420)			6,837,791

	Corporate Notes and Senior Floating Rate Interests in Reorganization 1.1%
b,c,g	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	595	—
e,f,g	iHeartCommunications Inc.,
	Tranche D Term Loan, 8.443%, (3-month USD LIBOR + 6.75%), 1/30/19	United States	6,889,154	4,659,755
	Tranche E Term Loan, 9.193%, (3-month USD LIBOR + 7.50%), 7/30/19	United States	2,213,880	1,496,738

	Total Corporate Notes and Senior Floating Rate Interests in Reorganization (Cost $8,978,061)			6,156,493

			Shares
	Companies in Liquidation 0.0%†
a,b,h	Avaya Holdings Corp., Contingent Distribution	United States	1,270,000	—
a,b,h	Avaya Inc., Contingent Distribution	United States	1,668,000	—
a,b,h	NewPage Corp., Litigation Trust	United States	4,854,000	—
a,b,h	Tribune Media, Litigation Trust, Contingent Distribution	United States	57,569	—
a,h	Vistra Energy Corp., Litigation Trust, Contingent Distribution	United States	5,912,264	5,321

	Total Companies in Liquidation (Cost $201,953)			5,321

	Total Investments before Short Term Investments (Cost $495,730,457)			503,532,483

Annual Report	MGD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Principal Amount	Value
	Short Term Investments 6.2%
	U.S. Government and Agency Securities 6.2%
i	FHLB, 1/02/19	United States	$8,400,000	$ 8,400,000
i	U.S. Treasury Bill, 1/02/19	United States	7,000,000	7,000,000
	[j] 1/10/19 - 1/24/19	United States	9,000,000	8,991,813
	1/03/19 - 6/06/19	United States	8,500,000	8,470,896

	Total U.S. Government and Agency Securities (Cost $32,860,083)			32,862,709

	Total Investments (Cost $528,590,540) 100.5%			536,395,192
	Securities Sold Short (0.8)%			(4,086,690)
	Other Assets, less Liabilities 0.3%			1,674,510

	Net Assets 100.0%			$533,983,012

			Shares
k	Securities Sold Short (0.8)%
	Common Stocks (0.8)%
	Internet & Direct Marketing Retail (0.5)%
	Alibaba Group Holding Ltd., ADR	China	18,756	(2,570,885)

	Pharmaceuticals (0.3)%
	Takeda Pharmaceutical Co. Ltd.	Japan	44,840	(1,515,805)

	Total Securities Sold Short (Proceeds $5,165,765)			$ (4,086,690)

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

cSee Note 9 regarding restricted securities.

dVariable rate security. The rate shown represents the yield at period end.

eThe coupon rate shown represents the rate at period end.

fSee Note 1(f) regarding senior floating rate interests.

gSee Note 7 regarding credit risk and defaulted securities.

hContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

iThe security was issued on a discount basis with no stated coupon rate.

jA portion or all of the security has been segregated as collateral for securities sold short and open forward exchange contracts. At December 31, 2018, the aggregate value of these securities pledged amounted to $2,623,271, representing 0.5% of net assets.

kSee Note 1(d) regarding securities sold short.

MGD-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

At December 31, 2018, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Currency Contracts
EUR/USD	Short	189	$27,221,906	3/18/19	$4,062
GBP/USD	Short	139	11,111,313	3/18/19	22,969

Total Futures Contracts					$27,031

*As of period end.

At December 31, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Swiss Franc	HSBK	Buy	53,486	$54,080	1/14/19	$448	$—
Swiss Franc	UBSW	Buy	335,501	339,155	1/14/19	2,886	—
Swiss Franc	UBSW	Sell	2,440,501	2,450,180	1/14/19	—	(37,899)
South Korean Won	BONY	Sell	356,186,851	318,138	1/18/19	—	(1,847)
South Korean Won	HSBK	Buy	1,223,862,649	1,084,762	1/18/19	14,709	—
South Korean Won	HSBK	Sell	11,111,217,048	9,923,919	1/18/19	—	(57,976)
British Pound	BOFA	Buy	155,423	197,209	2/14/19	1,441	—
British Pound	HSBK	Buy	199,987	254,213	2/14/19	1,396	—
British Pound	UBSW	Buy	28,046	35,495	2/14/19	352	—
British Pound	UBSW	Sell	8,817,207	11,099,937	2/14/19	—	(169,550)
Japanese Yen	HSBK	Buy	19,810,935	179,259	2/19/19	2,209	—
Japanese Yen	UBSW	Buy	12,419,732	112,672	2/19/19	1,092	—
Japanese Yen	UBSW	Sell	289,895,031	2,581,779	2/19/19	—	(73,635)
Euro	BOFA	Buy	901,832	1,032,922	2/20/19	4,852	—
Euro	BONY	Sell	55,624,404	63,131,918	2/20/19	—	(877,315)
Euro	HSBK	Buy	918,144	1,051,749	2/20/19	4,796	—
Euro	SSBT	Buy	546,292	624,778	2/20/19	3,862	—
Euro	UBSW	Buy	673,139	771,239	2/20/19	3,368	—

Total Forward Exchange Contracts						$41,411	$(1,218,222)

Net unrealized appreciation (depreciation)							$(1,176,811)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 10 regarding other derivative information.

See Abbreviations on page MGD-36.

The accompanying notes are an integral part of these financial statements. | Annual Report	MGD-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2018

Franklin Mutual Global Discovery VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$528,590,540

Value - Unaffiliated issuers	$536,395,192
Cash	85,064
Receivables:
Investment securities sold	3,226,432
Capital shares sold	436,233
Dividends and interest	1,599,435
European Union tax reclaims	335,882
Deposits with brokers for:
Securities sold short	4,532,420
Futures contracts	809,300
Unrealized appreciation on OTC forward exchange contracts	41,411
Other assets	1,823

Total assets	547,463,192

Liabilities:
Payables:
Investment securities purchased	7,095,286
Capital shares redeemed	169,175
Management fees	406,749
Distribution fees	240,072
Variation margin on futures contracts	59,975
Securities sold short, at value (proceeds $5,165,765)	4,086,690
Unrealized depreciation on OTC forward exchange contracts	1,218,222
Accrued expenses and other liabilities	204,011

Total liabilities	13,480,180

Net assets, at value	$533,983,012

Net assets consist of:
Paid-in capital	$462,643,441
Total distributable earnings (loss)	71,339,571

Net assets, at value	$533,983,012

Class 1:
Net assets, at value	$3,282,256

Shares outstanding	187,924

Net asset value and maximum offering price per share	$17.47

Class 2:
Net assets, at value	$500,606,730

Shares outstanding	29,525,104

Net asset value and maximum offering price per share	$16.96

Class 4:
Net assets, at value	$30,094,026

Shares outstanding	1,739,980

Net asset value and maximum offering price per share	$17.30

MGD-22	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2018

Franklin Mutual Global Discovery VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$15,553,069
Interest:
Unaffiliated issuers	1,777,977
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	108,383
Non-controlled affiliates (Note 3e)	19,571
Other income (Note 1g)	53,792

Total investment income	17,512,792

Expenses:
Management fees (Note 3a)	5,681,306
Distribution fees: (Note 3c)
Class 2	1,481,403
Class 4	129,053
Custodian fees (Note 4)	35,867
Reports to shareholders	150,946
Professional fees	112,968
Trustees’ fees and expenses	4,617
Dividends and interest on securities sold short	32,743
Other	43,516

Total expenses	7,672,419
Expense reductions (Note 4)	(5,461)
Expenses waived/paid by affiliates (Note 3e)	(5,802)

Net expenses	7,661,156

Net investment income	9,851,636

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	44,690,916
Foreign currency transactions	(256,599)
Forward exchange contracts	7,559,927
Futures contracts	2,751,641
Securities sold short	132,539

Net realized gain (loss)	54,878,424

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(133,670,602)
Translation of other assets and liabilities denominated in foreign currencies	(38,148)
Forward exchange contracts	(195,746)
Futures contracts	728,309
Securities sold short	1,037,125

Net change in unrealized appreciation (depreciation)	(132,139,062)

Net realized and unrealized gain (loss)	(77,260,638)

Net increase (decrease) in net assets resulting from operations	$(67,409,002)

*Foreign taxes withheld on dividends.	$876,576

The accompanying notes are an integral part of these financial statements. | Annual Report	MGD-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Mutual Global Discovery VIP Fund

	Year Ended December 31,

	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$9,851,636	$13,954,122
Net realized gain (loss)	54,878,424	10,878,079
Net change in unrealized appreciation (depreciation)	(132,139,062)	32,155,121

Net increase (decrease) in net assets resulting from operations	(67,409,002)	56,987,322

Distributions to shareholders: (Note 1h)
Class 1	(139,418)	(252,423)
Class 2	(21,021,401)	(47,070,528)
Class 4	(1,188,087)	(3,056,678)

Total distributions to shareholders	(22,348,906)	(50,379,629)

Capital share transactions: (Note 2)
Class 1	642,511	82,438
Class 2	(46,304,313)	(5,225,517)
Class 4	(6,678,610)	(4,126,123)

Total capital share transactions	(52,340,412)	(9,269,202)

Net increase (decrease) in net assets	(142,098,320)	(2,661,509)
Net assets:
Beginning of year.	676,081,332	678,742,841

End of year (Note 1h)	$533,983,012	$676,081,332

MGD-24	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Mutual Global Discovery VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Global Discovery VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Annual Report	MGD-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2018, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives

MGD-26	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2018, the Fund had OTC derivatives in a net liability position of $1,186,966 and the aggregate value of collateral pledged for such contracts was $785,871.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 10 regarding other derivative information.

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

e. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the

Annual Report	MGD-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

e. Securities Lending (continued)

close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2018, the Fund had no securities on loan.

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

MGD-28	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the year ended December 31, 2017, distributions to shareholders were as follows:

Distributions from net investment income:
Class 1	$(66,311)
Class 2	(11,249,921)
Class 4	(685,349)
Distributions from net realized gains:
Class 1	(186,112)
Class 2	(35,820,607)
Class 4	(2,371,329)

For the year ended December 31, 2017, undistributed net investment income included in net assets was $14,092,871.

Annual Report	MGD-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2018		2017

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	45,098	$915,165	22,957	$477,994
Shares issued in reinvestment of distributions	6,995	139,418	12,814	252,423
Shares redeemed	(20,687)	(412,072)	(31,768)	(647,979)

Net increase (decrease)	31,406	$642,511	4,003	$82,438

Class 2 Shares:
Shares sold	1,060,981	$20,521,165	1,826,753	$36,854,231
Shares issued in reinvestment of distributions	1,085,816	21,021,401	2,456,708	47,070,528
Shares redeemed	(4,500,413)	(87,846,879)	(4,417,680)	(89,150,276)

Net increase (decrease)	(2,353,616)	$(46,304,313)	(134,219)	$(5,225,517)

Class 4 Shares:
Shares sold	49,992	$917,196	74,244	$1,535,006
Shares issued in reinvestment of distributions	60,157	1,188,087	156,592	3,056,678
Shares redeemed	(438,307)	(8,783,893)	(423,086)	(8,717,807)

Net increase (decrease)	(328,158)	$(6,678,610)	(192,250)	$(4,126,123)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers, and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

MGD-30	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

a. Management Fees

Effective May 1, 2018, the Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.875%	Up to and including $4 billion
0.845%	Over $4 billion, up to and including $7 billion
0.825%	Over $7 billion, up to and including $10 billion
0.805%	Over $10 billion, up to and including $13 billion
0.785%	Over $13 billion, up to and including $16 billion
0.765%	Over $16 billion, up to and including $19 billion
0.745%	Over $19 billion, up to and including $22 billion
0.725%	Over $22 billion, up to and including $25 billion
0.705%	Over $25 billion, up to and including $28 billion
0.685%	In excess of $28 billion

Prior to May 1, 2018, the Fund paid fees to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $200 million
0.935%	Over $200 million, up to and including $700 million
0.900%	Over $700 million, up to and including $1.2 billion
0.875%	Over $1.2 billion, up to and including $4 billion
0.845%	Over $4 billion, up to and including $7 billion
0.825%	Over $7 billion, up to and including $10 billion
0.805%	In excess of $10 billion

For the year ended December 31, 2018, the gross effective investment management fee rate was 0.898% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Annual Report	MGD-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

3. Transactions with Affiliates (continued)

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Income from securities loaned	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.99%	—	55,880,000	(55,880,000)	—	$—	$19,571	$—	$—

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2018 and 2017, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$14,592,064	$14,213,432
Long term capital gain	7,756,842	36,166,197

	$22,348,906	$50,379,629

At December 31, 2018, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$525,003,191

Unrealized appreciation	$85,436,170
Unrealized depreciation	(79,279,489)

Net unrealized appreciation (depreciation)	$6,156,681

Distributable earnings:
Undistributed ordinary income	$15,865,306
Undistributed long term capital gains	49,043,278

Total distributable earnings	$64,908,584

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

MGD-32	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2018, aggregated $178,034,596 and $225,377,187, respectively.

7. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2018, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $6,156,493, representing 1.1% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2018, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value
595	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$ 595	$—
424,073	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	281,629	17,971
4,052,916	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	3,247,714	483,107

	Total Restricted Securities (Value is 0.1% of Net Assets)		$3,529,938	$501,078

Annual Report	MGD-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

10. Other Derivative Information

At December 31, 2018, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin on futures contracts	$27,031	[a]	Variation margin on futures contracts	$—
	Unrealized appreciation on OTC forward exchange contracts	41,411		Unrealized depreciation on OTC forward exchange contracts	1,218,222

Totals		$68,442			$1,218,222

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended December 31, 2018, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Forward exchange contracts	$7,559,927	Forward exchange contracts	$(195,746)
	Futures contracts	2,751,641	Futures contracts	728,309

Totals		$10,311,568		$532,563

For the year ended December 31, 2018, the average month end notional amount of futures contracts represented $48,187,996. The average month end contract value of forward exchange contracts was $120,636,495.

See Note 1(c) regarding derivative financial instruments.

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 8, 2019, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 7, 2020, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2018, the Fund did not use the Global Credit Facility.

MGD-34	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Auto Components	$1,738,384	$—	$501,078	$2,239,462
Automobiles	5,883,855	9,654,974	—	15,538,829
Capital Markets	2,580,758	3,744,050	—	6,324,808
Chemicals	—	6,811,514	—	6,811,514
Construction Materials	—	5,029,304	—	5,029,304
Electric Utilities	1,547,788	11,187,700	—	12,735,488
Machinery	—	2,159,844	—	2,159,844
Media	17,680,741	136,183	—	17,816,924
Metals & Mining	896,241	1,072,913	—	1,969,154
Software	18,118,401	10,617	—	18,129,018
Specialty Retail	—	3,623,991	—	3,623,991
All Other Equity Investments	398,154,542	—	—	398,154,542
Corporate Notes and Senior Floating Rate Interests	—	6,837,791	—	6,837,791
Corporate Notes and Senior Floating Rate Interests in Reorganization	—	6,156,493	—[c]	6,156,493
Companies in Liquidation	—	5,321	—[c]	5,321
Short Term Investments	24,462,709	8,400,000	—	32,862,709

Total Investments in Securities	$471,063,419	$64,830,695	$501,078	$536,395,192

Other Financial Instruments:
Futures Contracts	$27,031	$—	$—	$27,031
Forward Exchange Contracts	—	41,411	—	41,411

Total Other Financial Instruments	$27,031	$41,411	$—	$68,442

Liabilities:
Other Financial Instruments:
Securities Sold Short	$4,086,690	$—	$—	$4,086,690
Forward Exchange Contracts	—	1,218,222	—	1,218,222

Total Other Financial Instruments	$—	$1,218,222	$—	$1,218,222

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks, management investment companies as well as other equity interests.

cIncludes securities determined to have no value at December 31, 2018.

Annual Report	MGD-35

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

12. Fair Value Measurements (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year. At December 31, 2018, the reconciliation of assets is as follows:

	Balance at Beginning of Year		Purchases	Sales	Transfer Into Level 3	Transfer Out of Level 3[a]	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End
Assets:
Investments in Securities:
Equity Investments:[b]
Auto Components	$2,684,499		$—	$—	$—	$—	$—	$—	$(2,183,421)	$501,078	$(2,183,421)
Diversified Financial Services	4,224,121		—	(4,153,225)	—	—	—	(1,276,775)	1,205,879	—	—
Software	8,810		—	—	—	(19,836)	—	—	11,026	—	—
Companies in Liquidation	136,964	[c]	—	(1,162)	—	(118,073)	—	1,162	(18,891)	—[c]	—

Total Investments in Securities	$7,054,394		$—	$(4,154,387)	$—	$(137,909)	$—	$(1,275,613)	$(985,407)	$501,078	$(2,183,421)

aThe investments were transferred out of Level 3 as a result of the availability of other significant observable valuation inputs. May include amounts related to a corporate action.

bIncludes common stocks as well as other equity interests.

cIncludes securities determined to have no value.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty		Currency		Counterparty
BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	FHLB	Federal Home Loan Bank
HSBK	HSBC Bank PLC	USD	United States Dollar	LIBOR	London InterBank Offered Rate
SSBT	State Street Bank and Trust Co., N.A.
UBSW	UBS AG

MGD-36	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Mutual Global Discovery VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Mutual Global Discovery VIP Fund (the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Annual Report	MGD-37

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Mutual Global Discovery VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $7,756,842 as a long term capital gain dividend for the fiscal year ended December 31, 2018.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 41.18% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2018.

MGD-38	Annual Report

Franklin Mutual Shares VIP Fund

This annual report for Franklin Mutual Shares VIP Fund covers the fiscal year ended December 31, 2018.

Class 1 Performance Summary as of December 31, 2018

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/18	1-Year	5-Year	10-Year
Average Annual Total Return	-8.86%	+3.35%	+9.27%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/09–12/31/18)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	MS-1

FRANKLIN MUTUAL SHARES VIP FUND

Fund Goal and Main Investments

The Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in equity securities of companies the Fund’s investment manager believes are available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stock. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest up to 35% of its assets in foreign securities, which may include sovereign debt and participations in foreign debt.

Fund Risks

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in foreign securities involve special risks including currency fluctuations, and economic and political uncertainties. Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower-rated bonds, which entail higher credit risk. To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s benchmark, the S&P 500, had a -4.38% total return for the period under review.1

Economic and Market Overview

The global economy expanded during the 12 months under review, despite weakness in certain regions. Global developed and emerging market stocks were aided at certain points during the period by higher crude oil prices, upbeat economic data, easing trade tensions and encouraging corporate earnings reports, as well as indications of a slower pace of interest-rate increases from the U.S. Federal Reserve (Fed).

However, various factors weighed on global markets during the period, including concerns about tighter regulation of technology companies, political uncertainties in the U.S. and the European Union, and major central banks’ interest-rate path and unwinding of monetary stimulus measures. Markets were further pressured by U.S. trade disputes with its allies and China, and their impact on global growth and corporate earnings. In this environment, global stocks, as measured by the MSCI All Country World Index, had a -8.93% total return for the 12 months ended December 31, 2018.1

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

MS-2	Annual Report

FRANKLIN MUTUAL SHARES VIP FUND

The U.S. economy grew during the 12-month period. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, business investment, exports and government spending. However, growth moderated in the third quarter due to declines in exports and housing investment. The unemployment rate declined from 4.1% in December 2017 to 3.9% at period-end.2 Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% in December 2017 to 1.9% at period-end.2 The Fed raised its target range for the federal funds rate four times during the period, to 2.25%–2.50%, and continued reducing its balance sheet as part of an ongoing plan to normalize monetary policy. At its December meeting, the Fed reduced the projected 2019 rate increases to two, compared to three projected previously.

In Europe, the U.K.’s quarterly economic growth moderated in 2018’s first quarter, but accelerated in 2018’s second and third quarters. The Bank of England raised its key policy rate once during the review period. After moderating in 2018’s first quarter, the eurozone’s quarterly growth remained stable in the second quarter, but eased in the third quarter. The bloc’s annual inflation rate ended the period higher than in December 2017. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period. In December 2018, the ECB confirmed its plan to conclude its bond purchase program at the end of 2018 and reiterated it expects key interest rates to remain unchanged through the summer of 2019.

In Asia, Japan’s quarterly gross domestic product (GDP) grew in 2018’s second quarter, following a contraction in the first quarter, but contracted again in the third quarter. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP growth remained stable in 2018’s first and second quarters, but accelerated in the third quarter. The Central Bank of Brazil lowered its benchmark interest rate twice during the period. Russia’s annual GDP growth rate accelerated in 2018’s first and second quarters, but moderated in the third quarter. After lowering its key rate twice early in the period, the Bank of Russia raised it twice in the period’s second half to curtail inflation risks. China’s annual GDP grew at a stable rate in 2018’s first quarter, but it moderated in the second and third quarters. The People’s Bank of China left its benchmark interest rate unchanged during the period, but it took measures to improve financial liquidity to mitigate the negative effects of the

Top 10 Sectors/Industries
12/31/18
% of Total Net Assets
Banks	9.4%
Insurance	8.0%
Oil, Gas & Consumable Fuels	8.0%
Pharmaceuticals	7.3%
Media	4.8%
Health Care Equipment & Supplies	3.6%
Technology Hardware, Storage & Peripherals	3.2%
Food & Staples Retailing	2.9%
Tobacco	2.8%
Household Durables	2.5%

U.S.-China trade dispute and support economic growth. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, had a -14.25% total return during the period.1

Investment Strategy

At Franklin Mutual Advisors, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When

2. Source: U.S. Bureau of Labor Statistics.

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companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

In 2018, corporate profits in the U.S. and other developed markets continued their impressive year-over-year growth. In addition, labor markets showed further improvement, consumer spending was solid, and U.S. corporate tax reforms encouraged companies to buy back stock, raise dividends and increase capital expenditures. Those positive fundamentals were periodically overshadowed by political and economic concerns, particularly in the final three months of the year.

As major U.S. equity markets established new all-time highs in 2018, overall U.S. equity market valuations (e.g., price-to-earnings, price-to-book or price-to-sales) became increasingly unattractive, in our analysis. The equity market sell-off in the fourth-quarter helped to return valuations to more reasonable levels. The sell-off and rise in volatility yielded an opportunity for us to seek out stocks with strong corporate fundamentals and valuations whose risk/reward profiles seemed to us to have become more favorable.

In 2019, policy events may have considerable influence, for better or worse, on economic growth, investor sentiment and financial market performance and volatility. Markets are likely to be particularly sensitive to developments in U.S.-China trade relations, monetary policy moves by the U.S. Federal Reserve and other major central banks, oil production decisions by OPEC (The Organization of the Petroleum Exporting Countries) and other oil producing countries, the outcome of Brexit, China’s response to its slowing economy and potential political discord in Washington, D.C.

Europe’s equity market overall was trading at an attractively lower price-to-earnings multiple and higher dividend yield than the U.S. equity market at period-end. We also saw an increase in investor activism, which we viewed as encouraging. However, those favorable factors were offset in part by economic data, which showed a greater degree of deceleration in activity across the region. From an investment standpoint, we are hopeful that 2019 will be a year of potential resolution and clarity. The biggest political event will likely be Brexit, as a resolution to the situation remained unclear as of period-end. The uncertainty around the terms and timing of a deal continued to undermine consumer and corporate confidence. From our perspective, we believe the European Union and the U.K. will ultimately reach an agreement that makes sense for both sides, and we believe the approval of such an agreement would likely have a significantly positive effect on investor, consumer and corporate sentiment. We will also pay close attention to structural reform efforts in France and the political transition in Germany. In December, Chancellor Angela Merkel stepped down as leader of the Christian Democratic Union but stated her intention to remain in office for the remaining three years of her term as Chancellor.

Developments in Asia also weighed on U.S. equity markets, as the U.S.-China trade conflict has disrupted manufacturing activity and supply chains. Amid the trade conflict, China has proven resolute in its attempt to dampen the reliance on leverage, which has weighed on economic activity as well. While the government has enacted some stimulus measures, such as tax cuts, they may be less impactful than prior stimulus through fiscal spending.

Investment Spotlight

In all market environments, we seek to invest prudently in securities that we believe represent good value. We do this by seeking securities that trade at a discount to our intrinsic value estimate, taking into account the quality of the asset, the sustainability of returns, and the growth potential of the business. We also believe the potential to deliver the best risk-adjusted return over a full market cycle requires us to be focused on applying our cross-asset approach: owning equities and debt—in certain cases multiple securities across the capital structure of a company—across geographies and sectors with an emphasis on corporate actions as catalysts. Our health care sector positions are a good example of our investment process. They have been carefully selected over a number of years, and in 2018, many of our long-standing sector investments

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appreciated meaningfully. Collectively our sector exposure outperformed the health care sector within the MSCI World Index.3

Within the health care sector, our investment process has generally been focused on finding innovative companies that are market leaders and that invest substantial amounts of capital into research and development (R&D) as a means to sustain and grow market positions. In addition, many of our positions have been in diversified pharmaceutical companies that also have long-duration cash flows through their leading positions in animal health, vaccine, and over-the-counter medicine businesses. These businesses can offer downside protection in years when pharmaceutical R&D is less successful or in years when important products lose patent protection. These businesses are attractive and have been undervalued by the market. This undervaluation allowed us to build positions, and in 2018, some of this undervaluation was reversed.

Eli Lilly and Merck are quintessential examples of our investment process. They are leading innovation-driven pharmaceutical companies that invest substantial amounts of capital into R&D to develop transformative medicines. Both companies have introduced innovative new products in the past many years like Trulicity for diabetes and Keytruda for oncology that we believe will continue to offer substantial long-term revenue growth. The management teams at both companies take a long-term view and focus on enhancing their market positions through both internal and external innovation. Acquiring late stage innovation can be expensive, which is why Lilly and Merck take a prudent approach to generally focusing on early stage assets. Competition is typically less intense for early stage assets, and they can add value through their own development process and pass along that value to shareholders. Shareholder focus also comes through at both companies through their return of excess capital to shareholders through large dividends and share buybacks.

In our view, both companies also have strong, long-duration assets. Lilly and Merck are the fourth and third largest players in animal health, respectively. In September 2018, Lilly sold a portion of its Elanco4 shares to the public in order to create additional shareholder value, while Merck started providing segment level profit disclosures so investors could better appreciate the contribution and value of their animal health business. Merck is also the second largest player in vaccines, a highly attractive business that is underappreciated, in our opinion.

Another common feature between Lilly and Merck is their strong balance sheets. Both companies also generate substantial amounts of free cash flows, with a significant proportion returned to shareholders in the form of dividends and share buybacks. In addition, the two companies are focused on managing their business more efficiently and improving their operating margins, which we believe will lead to additional earnings growth over the next several years.

Mergers and Acquisitions

In health care and elsewhere, merger and acquisition (M&A) activity remained healthy in 2018. The market received some clarity regarding the regulatory environment when a federal judge ruled in favor of AT&T and Time Warner5, and against the U.S. Department of Justice, in its antitrust lawsuit. However, economic, financial market and geopolitical uncertainty that arose in the second half of the year caused the pace of activity to slow. In our view, it was notable that health care has become one of the busier sectors for M&A as it is relatively more insulated from economic uncertainty. The strength and path of M&A activity in 2019 will likely depend in large part on how the uncertainties carrying over from 2018 play out and how they affect equity markets. From our experience, changes in equity market performance and deal activity have tended to move in a similar direction.

Credit Markets

Finding mispriced risk in credit markets was challenging in 2018. Low interest rates kept credit widely available, default rates remained at historically low levels and we continued to witness a deterioration in debt covenant terms, which include restrictions on financial activities by the borrower or parameters for specific financial metrics. Liberal interpretations of credit agreements and bond indentures in order to shift valuable assets beyond the reach of creditors were an ongoing challenge. In such an environment, we found more opportunities investing in short-term mispriced risk rather than long-term restructurings.

However, we are hopeful that more opportunities may emerge in 2019, especially if we are starting to enter latter stages of the business cycle. U.S. monetary policy is becoming less

3. Please see Index Descriptions following the Fund Summaries.

4. Not a Fund holding.

5. Not held at period-end.

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accommodative, economic growth appears to be downshifting into a slower pace, earnings growth is set to slow, and geopolitical uncertainty is on the rise. These dynamics have already contributed to a general rise in financial market volatility. At the same time, the amount of lower-rated investment-grade credit stands at a historically high level on an absolute basis and relative to corporate debt markets overall. We believe default rates and the pace of corporate downgrades could begin to pick up in 2019. As a result, 2019 could bring a rise in fallen-angel opportunities (bonds downgraded from investment-grade to junk status) and idiosyncratic opportunities in out-of-favor industries. We will continue to look for opportunities across the capital structures of companies with liquidity-enhancing events, such as asset sales, the ability to issue secured debt within existing agreements, and free-cash flow that could buy time for a company to weather its financial storm.

Fund Performance

Turning to Fund performance, top positive contributors included U.S.-based pharmaceutical company Eli Lilly, global research-driven pharmaceutical company Merck and multinational software company Microsoft.

Shares of Eli Lilly were boosted in large part by a series of strong quarterly results during 2018. Attractive corporate fundamentals and fewer investor concerns regarding the direct impact on the pharmaceutical industry from the Trump administration’s efforts to lower prescription drug prices helped push the stock higher. We believe Eli Lilly continues to have a strong product growth story and room for further margin expansion, in addition to having solid research and development capabilities.

Merck is a global research-driven pharmaceutical company with strong market positions in oncology, diabetes, vaccines and animal health. Investors remained upbeat about its future prospects, particularly its Keytruda oncology drug. Merck released clinical trial results, which showed that for the first-line treatment of metastatic nonsquamous non-small lung cancer patients, Keytruda combined with chemotherapy substantially extended survival of patients compared with chemotherapy alone. The Keytruda results set a high bar for competition and appeared to enhance Keytruda’s prospects to gain share in the sizeable market for lung cancer treatment. Results from a competitor, Bristol-Myers Squibb4, were less compelling in a different clinical trial in lung cancer. In October 2018, Merck raised its dividend and authorized a new large share buyback plan.

Top 10 Holdings
12/31/18

Company Sector/Industry, Country	% of Total Net Assets
Medtronic PLC Health Care Equipment & Supplies, U.S.	3.6%
Novartis AG Pharmaceuticals, Switzerland	2.5%
Merck & Co. Inc. Pharmaceuticals, U.S.	2.4%
Eli Lilly & Co. Pharmaceuticals, U.S.	2.3%
The Walt Disney Co. Entertainment, U.S.	2.3%
JPMorgan Chase & Co. Banks, U.S.	2.2%
Cisco Systems Inc. Communications Equipment, U.S.	2.0%
Charter Communications Inc. Media, U.S.	1.9%
Wells Fargo & Co. Banks, U.S.	1.9%
Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	1.8%

Microsoft continued to reap the rewards of its rapidly growing cloud computing business and its efforts to move Microsoft Office software clients to a subscription-based service. In 2018, Microsoft reported solid quarterly growth in revenues and earnings per share. In April 2018, it also increased its operating margin estimate for the fiscal year ended June 30, 2018. We believe Microsoft’s cloud computing and subscription-based services can continue to grow at a strong pace, which may likely further lift its operating margin. We exited the position as the stock price reached our estimate of fair value.

During the period under review, Fund investments that detracted from performance included U.K.-based British American Tobacco, U.S.-based insurer American International Group (AIG) and U.S.-based industrials company General Electric (GE).

Shares of British American Tobacco faced downward pressure due to potential additional U.S. regulation and concerns regarding next generation products. In March 2018, the U.S. Food and Drug Administration (FDA) issued an Advance Notice of Proposed Rulemaking, which started the process of examining the possibility of regulating nicotine levels in combustible cigarettes. The process may not result in regulation, but if it does, many experts believe the review could take seven to 10 years. Meanwhile, JUUL, produced by JUUL Labs4, has emerged as a popular e-cigarette for young

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consumers in the U.S. It is unclear to what degree JUUL is cannibalizing the combustible market, but it has hurt investor sentiment toward the industry. In November, shares of British American Tobacco and industry peers dropped, as the FDA revisited the possibility of banning menthol as a flavor in cigarettes, which would take years with many steps to complete, and in our opinion, an FDA proposal would face litigation from the industry. Industry experts have suggested that it might not survive legal challenges.

Shares of AIG slipped in early 2018 as investors reacted negatively to the price AIG paid to acquire Validus Holdings4, a provider of insurance and reinsurance products. The acquisition price represented a significant premium to Validus’ stock price immediately prior to the announcement. However, we believe the acquisition made strategic sense as Validus gives AIG a complementary group of profitable insurance and reinsurance businesses. The stock price slipped further in October 2018, due to larger-than-expected catastrophe-related losses announced ahead of quarterly results. The losses were due to multiple typhoons in Japan, Hurricane Florence and wildfires in California. Investors tend to look beyond uncharacteristic weather-related losses. However, we believe AIG’s series of operating challenges and negative surprises in prior years, such as additional commercial reserves and increases in loss estimates on current business, likely factored into the stock’s meaningful decline.

GE is a multi-industrial company with a diverse set of businesses in power generation, health care and aviation. During 2018, the stock suffered a number of setbacks starting in January with a greater-than-expected charge related to long-term care policies in its insurance subsidiary. In June, the stock was removed from the Dow Jones Index and in September, GE stated that fan blades in some of its power-plant turbines were experiencing oxidation problems. In October, S&P Global Ratings, a bond rating agency, cut GE’s debt rating, while GE cut its dividend and stated that the Securities and Exchange Commission was expanding an ongoing investigation to include an accounting write-down related to its power-generation division. Amid the negative events in 2018, management took the first steps in what amounts to a breakup of GE, announcing in May 2018 the merger of its transportation operations into Wabtec4 and plans to spin-off its health care division and divest its stake in oil-services firm Baker Hughes. In October 2018, GE unexpectedly replaced chief executive officer (CEO) John Flannery, who spent his entire career at GE, with Larry Culp, a former CEO of Danaher4, an industrial company. We believe Culp made some prudent initial moves, and that his plan to reduce debt and strengthen GE’s balance sheet is a step in the right direction to restoring investor confidence in the company.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive overall impact on the Fund’s performance because of the appreciation of the U.S. dollar versus the hedged currencies.

What is a currency forward?

A currency forward is a direct agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Thank you for your participation in Franklin Mutual Shares VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 × $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Fund-Level Expenses Paid During Period 7/1/18–12/31/18[1,2]	Ending Account Value 12/31/18	Fund-Level Expenses Paid During Period 7/1/18–12/31/18[1,2]	Net Annualized Expense Ratio[2]
Class 1	$1,000	$917.20	$3.38	$1,021.68	$3.57	0.70%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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MS P1 05/18

SUPPLEMENT DATED MAY 1, 2018

TO THE PROSPECTUSES DATED MAY 1, 2018

OF

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST FRANKLIN MUTUAL SHARES VIP FUND

Effective May 1, 2018, the prospectuses are amended as follows:

I.  The “Fund Summary – Annual Fund Operating Expenses” table on page MS-S1 in the Franklin Mutual Shares VIP Fund’s Class 1 prospectus is replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management fees[1]	0.68%
Distribution and service (12b-1) fees	None
Other expenses	0.03%
Total annual Fund operating expenses[1]	0.71%

1.

Management fees in the table above have been restated to reflect a reduction in the management fee of the Fund effective on May 1, 2018. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights due to a different management fee rate paid in the Fund’s most recent fiscal year. If the management fees had not been restated, management fees would have been 0.69% and the Total annual Fund operating expenses would have been 0.72%.

II.  The “Fund Summary – Example” table on page MS-S1 in the Franklin Mutual Shares VIP Fund’s Class 1 prospectus is replaced with the following:

	1 Years	3 Years	5 Years	10 Years
Class 1	$ 73	$ 227	$ 395	$ 883

III.  The “Fund Summary – Annual Fund Operating Expenses” table on page MS-S1 in the Franklin Mutual Shares VIP Fund’s Class 2 prospectus is replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management fees[1]	0.68%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.03%
Total annual Fund operating expenses[1]	0.96%

MS-9

1.

Management fees in the table above have been restated to reflect a reduction in the management fee of the Fund effective on May 1, 2018. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights due to a different management fee rate paid in the Fund’s most recent fiscal year. If the management fees had not been restated, management fees would have been 0.69% and the Total annual Fund operating expenses would have been 0.97%.

IV.  The “Fund Summary – Example” table on page MS-S1 in the Franklin Mutual Shares VIPFund’s Class 2 prospectus is replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class 2	$ 98	$ 306	$ 531	$ 1,178

V.  The “Fund Summary – Annual Fund Operating Expenses” table on page MS-S1 in the Franklin Mutual Shares VIP Fund’s Class 4 prospectus is replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 4
Management fees[1]	0.68%
Distribution and service (12b-1) fees	0.35%
Other expenses	0.03%
Total annual Fund operating expenses[1]	1.06%

1.

Management fees in the table above have been restated to reflect a reduction in the management fee of the Fund effective on May 1, 2018. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights due to a different management fee rate paid in the Fund’s most recent fiscal year. If the management fees had not been restated, management fees would have been 0.69% and the Total annual Fund operating expenses would have been 1.07%.

VI.  The “Fund Summary – Example” table on page MS-S1 in the Franklin Mutual Shares VIP Fund’s Class 4 prospectus is replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class 4	$ 108	$ 337	$ 585	$ 1,294

MS-10

VII.  The following is added as the second to last paragraph before the “Manager of Managers Structure” sub-section in the “Fund Details – Management” section of each Class’ prospectus on page MS-D8:

Effective May 1, 2018, the Fund’s investment management fee was reduced, as approved by the board of trustees. Prior to May 1, 2018, the Fund paid Franklin Mutual an investment management fee equal to an annual rate of:

•	0.750% of the value of its average daily net assets up to and including $200 million;
•	0.735% of the value of its average daily net assets over $200 million, up to and including $700 million;
•	0.700% of the value of its average daily net assets over $700 million, up to and including $1.2 billion;
•	0.675% of the value of its average daily net assets over $1.2 billion, up to and including $5 billion;
•	0.645% of the value of its average daily net assets over $5 billion, up to and including $10 billion;
•	0.625% of the value of its average daily net assets over $10 billion, up to and including $15 billion;
•	0.605% of the value of its average daily net assets over $15 billion, up to and including $20 billion; and
•	0.585% of the value of its average daily net assets in excess of $20 billion.

Effective May 1, 2018, the Fund’s investment management fee was reduced to a fee equal to an annual rate of:

•	0.675% of the value of its average daily net assets up to and including $5 billion;
•	0.645% of the value of its average daily net assets over $5 billion, up to and including $10 billion;
•	0.625% of the value of its average daily net assets over $10 billion, up to and including $15 billion;
•	0.595% of the value of its average daily net assets over $15 billion, up to and including $20 billion;
•	0.585% of the value of its average daily net assets over $20 billion, up to and including $25 billion;
•	0.565% of the value of its average daily net assets over $25 billion, up to and including $30 billion;
•	0.555% of the value of its average daily net assets over $30 billion, up to and including $35 billion; and
•	0.545% of the value of its average daily net assets in excess of $35 billion.

Please keep this supplement with your prospectus for future reference.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Mutual Shares VIP Fund

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$20.71	$20.40	$19.48	$22.91	$21.92

Income from investment operations[a]:

Net investment income[b]	0.36	0.49	0.50	0.44	0.62[c]

Net realized and unrealized gains (losses)	(2.04)	1.22	2.56	(1.54)	1.01

Total from investment operations	(1.68)	1.71	3.06	(1.10)	1.63

Less distributions from:

Net investment income	(0.55)	(0.53)	(0.46)	(0.77)	(0.52)

Net realized gains	(0.77)	(0.87)	(1.68)	(1.56)	(0.12)

Total distributions	(1.32)	(1.40)	(2.14)	(2.33)	(0.64)

Net asset value, end of year	$17.71	$20.71	$20.40	$19.48	$22.91

Total return[d]	(8.86)%	8.64%	16.35%	(4.69)%	7.38%

Ratios to average net assets

Expenses[e,f]	0.71% [g]	0.72% [g]	0.72% [g]	0.73% [g]	0.73%

Expenses incurred in connection with securities sold short	0.01%	—%	0.01%	0.02%	0.03%

Net investment income	1.77%	2.34%	2.57%	2.00%	2.83%[c]

Supplemental data

Net assets, end of year (000’s)	$537,324	$653,700	$610,395	$643,438	$656,463

Portfolio turnover rate	24.67%	18.32%	24.45%	19.88%	21.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.23 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.79%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

MS-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Shares VIP Fund (continued)

	Year Ended December 31,
	2018	2017	2016	2015	2014
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$20.36	$20.08	$19.20	$22.60	$21.63

Income from investment operations[a]:

Net investment income[b]	0.31	0.43	0.45	0.38	0.58[c]

Net realized and unrealized gains (losses)	(2.00)	1.20	2.52	(1.51)	0.97

Total from investment operations	(1.69)	1.63	2.97	(1.13)	1.55

Less distributions from:

Net investment income	(0.50)	(0.48)	(0.41)	(0.71)	(0.46)

Net realized gains	(0.77)	(0.87)	(1.68)	(1.56)	(0.12)

Total distributions	(1.27)	(1.35)	(2.09)	(2.27)	(0.58)

Net asset value, end of year	$17.40	$20.36	$20.08	$19.20	$22.60

Total return[d]	(9.07)%	8.35%	16.06%	(4.94)%	7.12%

Ratios to average net assets

Expenses[e,f]	0.96%[g]	0.97%[g]	0.97%[g]	0.98%[g]	0.98%

Expenses incurred in connection with securities sold short	0.01%	—%	0.01%	0.02%	0.03%

Net investment income	1.52%	2.09%	2.32%	1.75%	2.58%[c]

Supplemental data
Net assets, end of year (000’s)	$2,516,834	$3,476,913	$3,621,358	$3,353,505	$4,218,342

Portfolio turnover rate	24.67%	18.32%	24.45%	19.88%	21.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.23 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.54%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	MS-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Shares VIP Fund (continued)

	Year Ended December 31,
	2018		2017		2016		2015		2014
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$20.53		$20.23		$19.32		$22.72		$21.74

Income from investment operations[a]:

Net investment income[b]	0.29		0.41		0.44		0.36		0.57[c]

Net realized and unrealized gains (losses)	(2.02)		1.21		2.53		(1.52)		0.96

Total from investment operations	(1.73)		1.62		2.97		(1.16)		1.53

Less distributions from:

Net investment income	(0.48)		(0.45)		(0.38)		(0.68)		(0.43)

Net realized gains	(0.77)		(0.87)		(1.68)		(1.56)		(0.12)

Total distributions	(1.25)		(1.32)		(2.06)		(2.24)		(0.55)

Net asset value, end of year	$17.55		$20.53		$20.23		$19.32		$22.72

Total return[d]	(9.16)%		8.25%		15.94%		(5.05)%		7.04%

Ratios to average net assets

Expenses[e,f]	1.06%	[g]	1.07%	[g]	1.07%	[g]	1.08%	[g]	1.08%

Expenses incurred in connection with securities sold short	0.01%		—%		0.01%		0.02%		0.03%

Net investment income	1.42%		1.99%		2.22%		1.65%		2.48%	[c]

Supplemental data

Net assets, end of year (000’s)	$105,047		$122,942		$122,476		$130,978		$158,020

Portfolio turnover rate	24.67%		18.32%		24.45%		19.88%		21.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.23 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

MS-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2018

Franklin Mutual Shares VIP Fund

		Country	Shares/ Units/ Warrants	Value
	Common Stocks and Other Equity Interests 82.2%
	Aerospace & Defense 0.9%
	BAE Systems PLC	United Kingdom	4,627,145	$27,096,320
	Auto Components 0.5%
	The Goodyear Tire & Rubber Co.	United States	632,638	12,912,142
a,b,c	International Automotive Components Group Brazil LLC	Brazil	1,730,515	73,334
a,b,c	International Automotive Components Group North America LLC	United States	15,382,424	1,833,585

				14,819,061

	Automobiles 1.2%
	General Motors Co.	United States	1,130,130	37,802,849

	Banks 9.4%
	Barclays PLC	United Kingdom	9,593,272	18,414,345
	CIT Group Inc.	United States	686,226	26,261,869
	Citigroup Inc.	United States	872,519	45,423,339
	Citizens Financial Group Inc.	United States	1,659,766	49,344,843
a	FCB Financial Holdings Inc., A	United States	493,723	16,579,218
	Guaranty Bancorp	United States	209,583	4,348,847
	JPMorgan Chase & Co.	United States	707,320	69,048,579
	State Bank Financial Corp.	United States	352,200	7,603,998
	Wells Fargo & Co.	United States	1,273,660	58,690,253

				295,715,291

	Biotechnology 0.6%
	Shire PLC	United Kingdom	339,464	19,783,596

	Building Products 1.1%
	Johnson Controls International PLC	United States	1,158,300	34,343,595

	Chemicals 0.0%
a,b,d	Dow Corning Corp., Contingent Distribution	United States	100,000	—

	Communications Equipment 2.0%
	Cisco Systems Inc.	United States	1,440,180	62,403,000

	Construction & Engineering 0.6%
	Fluor Corp.	United States	592,282	19,071,480

	Consumer Finance 1.7%
	Ally Financial Inc.	United States	763,354	17,297,602
	Capital One Financial Corp.	United States	502,985	38,020,636

				55,318,238

	Containers & Packaging 1.5%
	International Paper Co.	United States	905,775	36,557,079
	WestRock Co.	United States	283,171	10,692,537

				47,249,616

	Diversified Financial Services 1.1%
	Voya Financial Inc.	United States	861,810	34,593,053

	Diversified Telecommunication Services 1.8%
	AT&T Inc.	United States	1,186,478	33,862,082
	Koninklijke KPN NV	Netherlands	7,561,343	22,179,293

				56,041,375

	Electric Utilities 0.3%
a	PG&E Corp.	United States	425,751	10,111,586

Annual Report	MS-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares/ Units/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Electrical Equipment 1.5%
a	Sensata Technologies Holding PLC	United States	1,091,630	$48,948,689

	Energy Equipment & Services 1.2%
	Baker Hughes a GE Co., A	United States	1,491,285	32,062,627
a	McDermott International Inc.	United States	699,157	4,572,487

				36,635,114

	Entertainment 2.3%
	The Walt Disney Co.	United States	659,400	72,303,210

	Equity Real Estate Investment Trusts (REITs) 1.4%
	Alexander’s Inc.	United States	40,126	12,227,997
	Vornado Realty Trust	United States	494,996	30,704,602

				42,932,599

	Food & Staples Retailing 2.9%
	The Kroger Co.	United States	1,818,160	49,999,400
	Walgreens Boots Alliance Inc.	United States	594,558	40,626,148

				90,625,548

	Health Care Equipment & Supplies 3.6%
	Medtronic PLC	United States	1,257,412	114,374,196

	Health Care Providers & Services 1.5%
	CVS Health Corp.	United States	732,861	48,017,053

	Household Durables 2.5%
	Lennar Corp., A	United States	592,100	23,180,715
	Newell Brands Inc.	United States	2,155,117	40,063,625
	Toll Brothers Inc.	United States	480,500	15,822,865

				79,067,205

	Household Products 0.6%
	Energizer Holdings Inc.	United States	458,300	20,692,245

	Independent Power & Renewable Electricity Producers 0.6%
a	Vistra Energy Corp.	United States	805,295	18,433,203

	Industrial Conglomerates 0.8%
	General Electric Co.	United States	3,376,300	25,558,591

	Insurance 8.0%
	Alleghany Corp.	United States	93,288	58,148,276
	American International Group Inc.	United States	1,394,096	54,941,324
a	Brighthouse Financial Inc.	United States	582,400	17,751,552
	Chubb Ltd.	United States	351,145	45,360,911
	The Hartford Financial Services Group Inc.	United States	916,278	40,728,557
	MetLife Inc.	United States	892,303	36,637,961

				253,568,581

	IT Services 1.5%
	Cognizant Technology Solutions Corp., A.	United States	729,270	46,294,060

	Machinery 0.7%
	CNH Industrial NV	United Kingdom	663,594	5,996,023
	CNH Industrial NV, special voting	United Kingdom	1,844,814	16,669,148

				22,665,171

MS-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares/ Units/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Media 4.8%
a	Charter Communications Inc., A	United States	213,313	$60,787,806
	Comcast Corp., A	United States	1,255,300	42,742,965
a	Cumulus Media Inc., A	United States	60,894	657,655
a	Cumulus Media Inc., B	United States	90,790	862,505
a	Discovery Inc., C	United States	1,186,600	27,386,728
a	DISH Network Corp., A	United States	724,283	18,085,346

				150,523,005

	Metals & Mining 0.4%
	thyssenkrupp AG	Germany	419,840	7,212,308
	Warrior Met Coal Inc.	United States	248,815	5,998,930

				13,211,238

	Oil, Gas & Consumable Fuels 8.0%
	Anadarko Petroleum Corp.	United States	776,770	34,053,597
	BP PLC	United Kingdom	3,508,292	22,188,551
	Kinder Morgan Inc.	United States	2,798,340	43,038,469
	Marathon Oil Corp.	United States	2,769,401	39,713,210
	Plains All American Pipeline LP	United States	979,300	19,625,172
	Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	1,247,949	36,684,082
	Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	735,364	21,639,110
	The Williams Cos. Inc.	United States	1,583,398	34,913,926

				251,856,117

	Pharmaceuticals 7.3%
	Eli Lilly & Co.	United States	630,886	73,006,128
	Merck & Co. Inc.	United States	1,013,148	77,414,639
	Novartis AG, ADR	Switzerland	937,381	80,436,663

				230,857,430

	Professional Services 0.5%
	RELX PLC	United Kingdom	767,173	15,814,823

	Software 2.2%
a	Avaya Holdings Corp., wts., 12/15/22	United States	91,551	187,679
a	Red Hat Inc.	United States	155,000	27,224,200
	Symantec Corp.	United States	2,283,061	43,138,438

				70,550,317

	Technology Hardware, Storage & Peripherals 3.2%
	Apple Inc.	United States	21,497	3,390,937
	Hewlett Packard Enterprise Co.	United States	1,843,367	24,350,878
	Samsung Electronics Co. Ltd	South Korea	1,388,076	48,233,868
	Western Digital Corp.	United States	712,700	26,348,519

				102,324,202

	Tobacco 2.8%
	Altria Group Inc.	United States	586,888	28,986,398
	British American Tobacco PLC	United Kingdom	1,099,335	35,048,173
	British American Tobacco PLC, ADR	United Kingdom	376,733	12,002,713
	Imperial Brands PLC	United Kingdom	430,978	13,064,103

				89,101,387

Annual Report	MS-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares/ Units/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Wireless Telecommunication Services 1.2%
a	T-Mobile U.S. Inc.	United States	623,800	$39,679,918

	Total Common Stocks and Other Equity Interests (Cost $2,237,901,769)			2,598,382,962

	Management Investment Companies (Cost $34,970,362) 1.0%
	Diversified Financial Services 1.0%
a	Altaba Inc.	United States	559,700	32,429,018

			Principal Amount

	Corporate Notes and Senior Floating Rate Interests 3.2%
e	Banff Merger Sub Inc., senior note, 144A, 9.75%, 9/01/26	United States	$18,444,000	16,922,370
f,g	Cumulus Media New Holdings Inc., Term Loan, 7.03%, (1-month USD LIBOR + 4.50%), 5/13/22	United States	11,747,525	11,147,908
	Frontier Communications Corp.,
	senior note, 10.50%, 9/15/22	United States	22,633,000	15,843,100
	senior note, 11.00%, 9/15/25	United States	25,535,000	16,021,936
e	McDermott Technology Americas Inc., senior note, 144A, 10.625%, 5/01/24	United States	9,797,000	8,302,958
f,g	Veritas US Inc.,
	Term Loan B1, 7.022%, (1-month USD LIBOR + 4.50%), 1/27/23	United States	13,181,244	11,341,366
	Term Loan B1, 7.303%, (3-month USD LIBOR + 4.50%), 1/27/23	United States	4,321,334	3,718,149
e	Veritas US Inc./Veritas Bermuda Ltd.,
	senior note, 144A, 7.50%, 2/01/23	United States	2,856,000	2,341,920
	senior note, 144A, 10.50%, 2/01/24	United States	23,445,000	15,532,313

	Total Corporate Notes and Senior Floating Rate Interests (Cost $122,570,973)			101,172,020

	Corporate Notes and Senior Floating Rate Interests in Reorganization 1.9%
b,c,h	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	1,754	—
h	iHeartCommunications Inc.,
	senior secured note, first lien, 9.00%, 12/15/19	United States	26,449,000	17,853,075
	[f,g] Tranche D Term Loan, 8.443%, (3-month USD LIBOR + 6.75%), 1/30/19	United States	34,746,619	23,502,265
	[f,g] Tranche E Term Loan, 9.193%, (3-month USD LIBOR + 7.50%), 7/30/19	United States	11,168,253	7,550,521
f,g,h	Toys R US-Delaware Inc., Term B-4 Loan, 10.067%, (3-month USD LIBOR + 8.75%), 4/24/20	United States	20,394,452	10,095,254

	Total Corporate Notes and Senior Floating Rate Interests in Reorganization (Cost $90,457,765)			59,001,115

			Shares

	Companies in Liquidation 0.0%†
a,b,d	Avaya Holdings Corp., Contingent Distribution	United States	30,319,000	—
a,b,d	Avaya Inc., Contingent Distribution	United States	34,518,267	—
a,b,d	Tribune Media, Litigation Trust, Contingent Distribution	United States	398,509	—

MS-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares	Value

	Companies in Liquidation (continued)
a,d	Vistra Energy Corp., Litigation Trust, Contingent Distribution	United States	90,618,406	$81,557

	Total Companies in Liquidation (Cost $3,081,854)			81,557

	Total Investments before Short Term Investments (Cost $2,488,982,723)			2,791,066,672

			Principal Amount

	Short Term Investments 11.3%
	U.S. Government and Agency Securities 11.3%
i	FHLB, 1/02/19	United States	$28,200,000	28,200,000
i	U.S. Treasury Bill, 1/02/19	United States	35,000,000	35,000,000
	1/03/19	United States	50,000,000	49,996,838
	1/10/19	United States	50,000,000	49,974,654
	[j] 1/17/19 - 1/24/19	United States	44,000,000	43,946,801
	1/29/19 - 6/13/19	United States	150,000,000	149,085,675

	Total U.S. Government and Agency Securities (Cost $356,180,141)			356,203,968

	Total Investments (Cost $2,845,162,864) 99.6%			3,147,270,640

	Securities Sold Short (1.2)%			(39,080,983)

	Other Assets, less Liabilities 1.6%			51,014,860

	Net Assets 100.0%			$3,159,204,517

			Shares

k	Securities Sold Short (1.2)%
	Common Stocks (1.2)%
	Internet & Direct Marketing Retail (0.9)%
	Alibaba Group Holding Ltd., ADR	China	214,876	(29,453,054)

	Pharmaceuticals (0.3)%
	Takeda Pharmaceutical Co. Ltd.	Japan	284,810	(9,627,929)

	Total Securities Sold Short (Proceeds $46,016,113)			$(39,080,983)

Annual Report	MS-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

cSee Note 8 regarding restricted securities.

dContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2018, the aggregate value of these securities was $43,099,561, representing 1.4% of net assets.

fThe coupon rate shown represents the rate at period end.

gSee Note 1(f) regarding senior floating rate interests.

hSee Note 7 regarding credit risk and defaulted securities.

iThe security was issued on a discount basis with no stated coupon rate.

jA portion or all of the security has been segregated as collateral for securities sold short and open forward exchange contracts. At December 31, 2018, the aggregate value of these securities pledged amounted to $17,908,984, representing 0.6% of net assets.

kSee Note 1(d) regarding securities sold short.

At December 31, 2018, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Currency Contracts
EUR/USD	Short	257	$37,016,031	3/18/19	$5,526
GBP/USD	Short	959	76,660,063	3/18/19	158,466

Total Futures Contracts					$163,992

*As of period end.

MS-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

At December 31, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
South Korean Won	BONY	Sell	3,860,199,792	$3,447,838	1/18/19	$—	$(20,019)
South Korean Won	HSBK	Buy	6,315,745,800	5,597,869	1/18/19	75,958	—
South Korean Won	HSBK	Sell	33,022,504,444	29,493,859	1/18/19	—	(172,305)
South Korean Won	UBSW	Sell	22,526,948,564	20,116,939	1/18/19	—	(120,416)
British Pound	BOFA	Buy	1,237,567	1,569,806	2/14/19	11,958	—
British Pound	HSBK	Buy	854,173	1,087,584	2/14/19	4,155	—
British Pound	UBSW	Sell	17,984,807	22,640,984	2/14/19	—	(345,837)
Euro	BOFA	Buy	1,660,723	1,903,337	2/20/19	7,724	—
Euro	BONY	Sell	25,861,620	29,352,111	2/20/19	—	(407,893)
Euro	HSBK	Buy	1,399,482	1,603,509	2/20/19	6,932	—
Euro	SSBT	Buy	457,198	522,967	2/20/19	3,149	—
Euro	UBSW	Buy	1,138,481	1,304,620	2/20/19	5,476	—

Total Forward Exchange Contracts						$115,352	$(1,066,470)

Net unrealized appreciation (depreciation)							$(951,118)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 9 regarding other derivative information.

See Abbreviations on page MS-36.

The accompanying notes are an integral part of these financial statements. | Annual Report	MS-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2018

Franklin Mutual Shares VIP Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,845,162,864

Value - Unaffiliated issuers	$3,147,270,640
Cash	366,410
Foreign currency, at value (cost $431,882)	432,227
Receivables:
Investment securities sold	4,636,697
Capital shares sold	1,608,439
Dividends and interest	8,921,218
European Union tax reclaims	1,629,961
Deposits with brokers for:
Securities sold short	39,252,523
Futures contracts	3,049,660
Unrealized appreciation on OTC forward exchange contracts	115,352
Other assets	491

Total assets	3,207,283,618

Liabilities:
Payables:
Investment securities purchased	3,019,153
Capital shares redeemed	1,100,385
Management fees	1,863,045
Distribution fees	1,184,188
Variation margin on futures contracts	322,175
Securities sold short, at value (proceeds $46,016,113)	39,080,983
Unrealized depreciation on OTC forward exchange contracts	1,066,470
Accrued expenses and other liabilities	442,702

Total liabilities	48,079,101

Net assets, at value	$3,159,204,517

Net assets consist of:
Paid-in capital	$2,494,070,790
Total distributable earnings (loss)	665,133,727

Net assets, at value	$3,159,204,517

Class 1:
Net assets, at value	$537,323,852

Shares outstanding	30,340,507

Net asset value and maximum offering price per share	$17.71

Class 2:
Net assets, at value	$2,516,833,826

Shares outstanding	144,638,819

Net asset value and maximum offering price per share	$17.40

Class 4:
Net assets, at value	$105,046,839

Shares outstanding	5,985,399

Net asset value and maximum offering price per share	$17.55

MS-22	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2018

Franklin Mutual Shares VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$80,591,074
Interest:
Unaffiliated issuers	16,013,718
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	13,436
Non-controlled affiliates (Note 3e)	27,822
Other income (Note 1g)	339,500

Total investment income	96,985,550

Expenses:
Management fees (Note 3a)	26,636,716
Distribution fees: (Note 3c)
Class 2	7,946,604
Class 4	418,396
Custodian fees (Note 4)	106,904
Reports to shareholders	408,841
Professional fees	186,707
Trustees’ fees and expenses	28,920
Dividends and interest on securities sold short	211,805
Other	97,655

Total expenses	36,042,548
Expense reductions (Note 4)	(29,109)
Expenses waived/paid by affiliates (Note 3e)	(9,991)

Net expenses	36,003,448

Net investment income	60,982,102

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	287,412,097
Non-controlled affiliates (Note 3e and 10)	4,122
Foreign currency transactions	(422,929)
Forward exchange contracts	10,506,122
Futures contracts	10,448,555
Securities sold short	844,435

Net realized gain (loss)	308,792,402

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(703,603,439)
Translation of other assets and liabilities denominated in foreign currencies	(121,203)
Forward exchange contracts	4,872,642
Futures contracts	2,259,390
Securities sold short	6,672,210

Net change in unrealized appreciation (depreciation)	(689,920,400)

Net realized and unrealized gain (loss)	(381,127,998)

Net increase (decrease) in net assets resulting from operations	$(320,145,896)

*Foreign taxes withheld on dividends	$2,323,484

The accompanying notes are an integral part of these financial statements. | Annual Report	MS-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Mutual Shares VIP Fund

	Year Ended December 31,

	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$60,982,102	$91,754,971
Net realized gain (loss)	308,792,402	170,010,315
Net change in unrealized appreciation (depreciation)	(689,920,400)	86,743,730

Net increase (decrease) in net assets resulting from operations	(320,145,896)	348,509,016

Distributions to shareholders: (Note 1h)
Class 1	(37,929,843)	(41,482,289)
Class 2	(194,310,469)	(222,945,179)
Class 4	(7,177,027)	(7,418,016)

Total distributions to shareholders	(239,417,339)	(271,845,484)

Capital share transactions: (Note 2)
Class 1	(27,996,947)	32,173,830
Class 2	(506,425,142)	(207,728,869)
Class 4	(365,846)	(1,780,903)

Total capital share transactions	(534,787,935)	(177,335,942)

Net increase (decrease) in net assets	(1,094,351,170)	(100,672,410)
Net assets:
Beginning of year	4,253,555,687	4,354,228,097

End of year (Note 1h)	$3,159,204,517	$4,253,555,687

MS-24	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Mutual Shares VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Shares VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Annual Report	MS-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2018, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives

MS-26	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2018, the Fund had OTC derivatives in a net liability position of $973,949 and the aggregate value of collateral pledged for such contracts was $723,302.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 9 regarding other derivative information.

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

e. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the

Annual Report	MS-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

e. Securities Lending (continued)

close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2018, the Fund had no securities on loan.

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

MS-28	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the year ended December 31, 2017, distributions to shareholders were as follows:

Distributions from net investment income :
Class 1	$(15,730,869)
Class 2	(79,241,750)
Class 4	(2,544,123)
Distributions from net realized gains:
Class 1	(25,751,420)
Class 2	(143,703,429)
Class 4	(4,873,893)

For the year ended December 31, 2017, undistributed net investment income included in net assets was $89,531,283.

Annual Report	MS-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2018		2017

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	1,228,202	$23,646,682	2,282,225	$47,514,985
Shares issued in reinvestment of distributions	1,881,441	37,929,843	2,083,490	41,482,289

Shares redeemed	(4,336,171)	(89,573,472)	(2,721,619)	(56,823,444)

Net increase (decrease)	(1,226,528)	$(27,996,947)	1,644,096	$32,173,830
Class 2 Shares:
Shares sold	14,955,793	$302,887,079	5,279,163	$107,845,830
Shares issued in reinvestment of distributions	9,803,757	194,310,469	11,374,754	222,945,179
Shares redeemed	(50,860,562)	(1,003,622,690)	(26,252,304)	(538,519,878)

Net increase (decrease)	(26,101,012)	$(506,425,142)	(9,598,387)	$(207,728,869)

Class 4 Shares:
Shares sold	743,333	$14,855,135	730,910	$15,136,184
Shares issued in reinvestment of distributions	358,852	7,177,027	375,216	7,418,016
Shares redeemed	(1,104,232)	(22,398,008)	(1,172,050)	(24,335,103)

Net increase (decrease)	(2,047)	$(365,846)	(65,924)	$(1,780,903)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

MS-30	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

a. Management Fees

Effective May 1, 2018, the Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.675%	Up to and including $5 billion
0.645%	Over $5 billion, up to and including $10 billion
0.625%	Over $10 billion, up to and including $15 billion
0.595%	Over $15 billion, up to and including $20 billion
0.585%	Over $20 billion, up to and including $25 billion
0.565%	Over $25 billion, up to and including $30 billion
0.555%	Over $30 billion, up to and including $35 billion
0.545%	In excess of $35 billion

Prior to May 1, 2018, the Fund paid fees to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.735%	Over $200 million, up to and including $700 million
0.700%	Over $700 million, up to and including $1.2 billion
0.675%	Over $1.2 billion, up to and including $5 billion
0.645%	Over $5 billion, up to and including $10 billion
0.625%	Over $10 billion, up to and including $15 billion
0.605%	Over $15 billion, up to and including $20 billion
0.585%	In excess of $20 billion

For the year ended December 31, 2018, the gross effective investment management fee rate was 0.680% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Annual Report	MS-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

3. Transactions with Affiliates (continued)

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Income from securities loaned	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.99%	—	138,696,000	(138,696,000)	—	$—	$27,822	$—	$—

f. Other Affiliated Transactions

At December 31, 2018, Franklin Templeton Variable Insurance Products Trust – Franklin Founding Funds Allocation VIP Fund owned 8.2% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2018 and 2017, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$94,583,983	$129,070,184
Long term capital gain	144,833,356	142,775,300

	$239,417,339	$271,845,484

At December 31, 2018, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments.	$2,822,459,698

Unrealized appreciation	$615,205,930
Unrealized depreciation	(330,258,834)

Net unrealized appreciation (depreciation)	$284,947,096

Distributable earnings:
Undistributed ordinary income	$66,455,561
Undistributed long term capital gains	312,458,357

Total distributable earnings	$378,913,918

MS-32	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, foreign currency transactions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2018, aggregated $893,911,605 and $1,682,086,078, respectively.

7. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2018, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $59,001,115, representing 1.9% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2018, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value
1,754	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12 .	7/01/10 - 11/30/12	$1,754	$—
1,730,515	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,149,241	73,334
15,382,424	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	12,591,586	1,833,585

	Total Restricted Securities (Value is 0.1% of Net Assets)		$13,742,581	$1,906,919

Annual Report	MS-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

9. Other Derivative Information

At December 31, 2018, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin on futures contracts	$163,992	[a]	Variation margin on futures contracts	$—
	Unrealized appreciation on OTC forward exchange contracts	115,352		Unrealized depreciation on OTC forward exchange contracts	1,066,470

Totals		$279,344			$1,066,470

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended December 31, 2018, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Forward exchange contracts	$10,506,122	Forward exchange contracts	$4,872,642
	Futures contracts	10,448,555	Futures contracts	2,259,390

Totals		$20,954,677		$7,132,032

For the year ended December 31, 2018, the average month end notional amount of futures contracts represented $170,188,836. The average month end contract value of forward exchange contracts was $283,840,852.

See Note 1(c) regarding derivative financial instruments.

10. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended December 31, 2018, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
CB FIM Coinvestors LLC	6,400,507	—	(6,400,507)[a]	—	$—	$—	$4,122	$—

aGross reduction was the result of a corporate action.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 8, 2019, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 7, 2020, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2018, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

12. Fair Value Measurements (continued)

A summary of inputs used as of December 31, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Auto Components	$12,912,142	$—	$1,906,919		$14,819,061
Machinery	—	22,665,171	—		22,665,171
Media	149,660,500	862,505	—		150,523,005
Metals & Mining	5,998,930	7,212,308	—		13,211,238
Software	70,362,638	187,679	—		70,550,317
All Other Equity Investments	2,359,043,188	—	—	[c]	2,359,043,188
Corporate Notes and Senior Floating Rate
Interests.	—	101,172,020	—		101,172,020
Corporate Notes and Senior Floating Rate
Interests in Reorganization	—	59,001,115	—	[c]	59,001,115
Companies in Liquidation	—	81,557	—	[c]	81,557
Short Term Investments	328,003,968	28,200,000	—		356,203,968

Total Investments in Securities	$2,925,981,366	$219,382,355	$1,906,919		$3,147,270,640

Other Financial Instruments:
Futures Contracts	$163,992	$—	$—		$163,992
Forward Exchange Contracts	—	115,352	—		115,352

Total Other Financial Instruments	$163,992	$115,352	$—		$279,344

Liabilities:
Other Financial Instruments:
Securities Sold Short	$39,080,983	$—	$—		$39,080,983
Forward Exchange Contracts	—	1,066,470	—		1,066,470

Total Other Financial Instruments	$39,080,983	$1,066,470	$—		$40,147,453

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common stocks, management investment companies as well as other equity interests.

cIncludes securities determined to have no value at December 31, 2018.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt

BONY	The Bank of New York Mellon Corp.	GBP	British Pound	FHLB	Federal Home Loan Bank

HSBK	HSBC Bank PLC	USD	United States Dollar	LIBOR	London InterBank Offered Rate

SSBT	State Street Bank and Trust Co., N.A.

UBSW	UBS AG

MS-36	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Mutual Shares VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Mutual Shares VIP Fund (the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Annual Report	MS-37

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Mutual Shares VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $144,833,356 as a long term capital gain dividend for the fiscal year ended December 31, 2018.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 52.06% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2018.

MS-38	Annual Report

Franklin Rising Dividends VIP Fund

This annual report for Franklin Rising Dividends VIP Fund covers the fiscal year ended December 31, 2018.

Class 1 Performance Summary as of December 31, 2018

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/18	1-Year	5-Year	10-Year
Average Annual Total Return	-4.84%	+7.09%	+12.01%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/09–12/31/18)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	FRD-1

FRANKLIN RISING DIVIDENDS VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid consistently rising dividends.

Fund Risks

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. For stocks paying dividends, dividends are not guaranteed, and can increase, decrease or be totally eliminated without notice. Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Foreign investing carries additional risks such as currency and market volatility and political or social instability, risks that are heightened in developing countries. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the S&P 500 had a -4.38% total return for the same period.1 Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

The U.S. economy grew during the 12 months under review. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, business investment, exports and government spending. However, growth moderated in the third quarter due to declines in exports and housing investment. The manufacturing and services sectors expanded during the period. The unemployment rate declined from 4.1% in December 2017 to 3.9% at period-end.2 Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% in December 2017 to 1.9% at period-end.2

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate four times during the period, to 2.25%–2.50%, and continued to reduce its balance sheet as part of its ongoing plan to normalize monetary policy. At its December meeting, the Fed reduced the projected 2019 rate increases to two, compared to three projected previously.

U.S. equity markets overall declined during the period amid concerns about tighter regulation of technology companies, the pace of the Fed’s rate increases, U.S. political uncertainties, the Trump administration’s protectionist policies, and the potential impact of the U.S.-China trade dispute on U.S. and global growth and corporate earnings. However, these concerns were partially alleviated by an overall easing of tensions in the Korean peninsula, ongoing trade negotiations between the U.S. and the European Union, and a new trade deal between the U.S., Mexico and Canada (pending ratification by the three countries’ legislatures), and intermittent U.S.-China trade negotiations, including a temporary truce that the two countries reached in December. Markets also benefited from mostly upbeat economic data, better U.S. corporate earnings, results of the U.S. mid-term elections and a potentially slower pace to the Fed’s rate increases. In this environment, the broad U.S. stock market, as measured by the S&P 500, reached a new all-time high in September 2018, but had a -4.38% total return for the 12-month period.1

Investment Strategy

We are a research-driven, fundamental investment adviser, pursuing a disciplined value-oriented strategy. As bottom-up investors concentrating primarily on individual securities, we seek fundamentally sound companies that we believe meet our screening criteria, which include consistent, substantial dividend increases; reinvested earnings; and strong balance sheets. We attempt to acquire such stocks at attractive prices, often when they are out of favor with other investors. In following these criteria, we do not necessarily focus on

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FRD-2	Annual Report

FRANKLIN RISING DIVIDENDS VIP FUND

companies whose securities pay a high dividend but rather on companies that consistently raise their dividends.

Manager’s Discussion

During the fiscal year ended December 31, 2018, some holdings that contributed to absolute performance included Microsoft, McCormick & Co. and Abbott Laboratories.

Software company Microsoft’s shares were up over the year, driven by the continued successful transition to the cloud. Office 365 and Azure continued to deliver strong results, driving up revenue, margin and earnings per share. In addition, Microsoft’s Windows, gaming and hardware businesses have been performing above expectations, while strict cost control measures have contributed to earnings growth. The company has raised its dividend for 15 consecutive years.

Shares of McCormick & Co., a manufacturer of flavor products, performed well in 2018 based on solid earnings results, with its recently acquired flavor solutions portfolio contributing significantly to growth. We believe McCormick could benefit from continued strong demand for its products, its emerging-market footprint and expanded distribution for its flavor solutions products. The company has raised its dividend for 33 consecutive years.

Abbott Laboratories, a developer of health care products, experienced share price growth due to ongoing solid earnings reports. The company continued to deliver sustained topline growth across its diversified portfolio, bolstered by its investments in emerging markets. The company has raised its dividend for 47 consecutive years.

Conversely, some holdings that detracted from absolute performance included Albemarle, Schlumberger and Perrigo.

Shares of Albemarle, a specialty chemicals producer, declined despite ongoing strong operating performance. Concerns about the possibility of lithium oversupply and pricing implications of that risk continued to weigh on the industry. We believe Albemarle’s long-term contracts, priced below recent lithium spot prices, and low-cost position could provide insulation from spot price fluctuations. The company has increased its dividend for 24 consecutive years.

Oil and gas services company Schlumberger’s shares declined as concerns mounted around oil production levels and the sustainability of oil prices. The company has struggled as the oil industry has reduced investment in the face of demand uncertainty and higher-than-expected production from both the Organization of the Petroleum Exporting Countries and the

U.S. shale oil regions. In our view, Schlumberger is well positioned to benefit as U.S. shale activity matures and chronic global oil underinvestment yields to the need for new supplies.

Perrigo, a global health care supplier, experienced a sharp fall in its share price toward year-end on news that Irish tax authorities had filed a tax assessment of $1.86 billion against

Annual Report	FRD-3

FRANKLIN RISING DIVIDENDS VIP FUND

Top 10 Holdings
12/31/18

Company Sector/Industry	% of Total Net Assets
Microsoft Corp. Software & Services	6.2%
Roper Technologies Inc. Industrial Conglomerates	5.5%
Stryker Corp. Health Care Equipment & Services	3.8%
Becton, Dickinson and Co. Health Care Equipment & Services	3.7%
Linde PLC (United Kingdom) Materials	3.6%
Albemarle Corp. Materials	3.5%
Accenture PLC Software & Services	3.3%
Medtronic PLC Health Care Equipment & Services	3.2%
Honeywell International Inc. Industrial Conglomerates	3.2%
Texas Instruments Inc. Semiconductors & Semiconductor Equipment	3.1%

the company in relation to its tax treatment of Tysabri, a drug the company acquired. While resolution of this issue could take several years, we anticipate the new chief executive officer will forge ahead with his plans to reshape the company’s strategy and portfolio by tilting toward consumer-oriented segments and divesting non-core assets. Perrigo has raised its dividend for 16 consecutive years.

During the period, the Fund initiated new positions in Raytheon, a defense contractor (14 consecutive years of dividend increases) and The Boeing Company, an aerospace company (eight consecutive years of dividend increases). We added to existing positions including EOG Resources, a petroleum and natural gas exploration company; Honeywell International, a diversified industrial company (nine consecutive years of dividend increases); and Colgate-Palmolive, a consumer products company focused on household, health care and personal care products (56 consecutive years of dividend increases).

We exited positions in Archer-Daniels-Midland, Leggett & Platt and Comcast. We also reduced several holdings including West Pharmaceutical Services, Arthur J. Gallagher & Co. and the aforementioned Microsoft during the period.

During the period, the Fund liquidated shares of Garrett Motion, which was spun off from existing holding Honeywell International. Additionally, we received shares of nVent

Electric; Apergy Corp and Resideo Technologies after spin-offs from existing portfolio holdings.

Our 10 largest positions on December 31, 2018, represented 39.1% of the Fund’s total net assets. It is interesting to note how these 10 companies would respond to the Fund’s screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 22 years in a row and by 304% over the past 10 years. Their most recent year-over-year dividend increases averaged 9.7% with a yield of 1.9% on December 31, 2018, and a dividend payout ratio of 37.4%, based on estimates of calendar year 2018 operating earnings estimates. The average price/earnings ratio was 20.1 times calendar year 2018 estimates versus 17.1 for that of the unmanaged S&P 500.

Thank you for your participation in Franklin Rising Dividends VIP Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FRD-4	Annual Report

FRANKLIN RISING DIVIDENDS VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Fund-Level Expenses Paid During Period 7/1/18–12/31/18[1,2]	Ending Account Value 12/31/18	Fund-Level Expenses Paid During Period 7/1/18–12/31/18[1,2]	Net Annualized Expense Ratio[2]
Class 1	$1,000	$945.60	$3.09	$1,022.03	$3.21	0.63%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above — in the far right column — multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Annual Report	FRD-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Rising Dividends VIP Fund

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$29.21	$25.51	$25.26	$29.63	$28.14

Income from investment operations[a]:

Net investment income[b]	0.39	0.40	0.42	0.45	0.45

Net realized and unrealized gains (losses)	(1.65)	4.76	3.45	(1.33)	2.03

Total from investment operations	(1.26)	5.16	3.87	(0.88)	2.48

Less distributions from:

Net investment income	(0.44)	(0.48)	(0.44)	(0.48)	(0.44)

Net realized gains	(1.76)	(0.98)	(3.18)	(3.01)	(0.55)

Total distributions	(2.20)	(1.46)	(3.62)	(3.49)	(0.99)

Net asset value, end of year	$25.75	$29.21	$25.51	$25.26	$29.63

Total return[c]	(4.84)%	20.85%	16.33%	(3.42)%	9.01%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.62%	0.62%	0.63%	0.63%	0.62%

Expenses net of waiver and payments by affiliates	0.62% [d,e]	0.62% [d,e]	0.62% [d]	0.63% [e]	0.62% [e]

Net investment income	1.38%	1.49%	1.67%	1.65%	1.58%

Supplemental data

Net assets, end of year (000’s)	$157,838	$216,015	$181,072	$143,376	$160,480

Portfolio turnover rate	3.09%[f]	3.36%	6.66%	4.74%	8.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 8.

FRD-6	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Rising Dividends VIP Fund (continued)

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$28.46	$24.89	$24.72	$29.06	$27.62

Income from investment operations[a]:

Net investment income[b]	0.31	0.33	0.35	0.37	0.37

Net realized and unrealized gains (losses)	(1.61)	4.63	3.37	(1.29)	1.99

Total from investment operations	(1.30)	4.96	3.72	(0.92)	2.36

Less distributions from:

Net investment income	(0.36)	(0.41)	(0.37)	(0.41)	(0.37)

Net realized gains	(1.76)	(0.98)	(3.18)	(3.01)	(0.55)

Total distributions	(2.12)	(1.39)	(3.55)	(3.42)	(0.92)

Net asset value, end of year	$25.04	$28.46	$24.89	$24.72	$29.06

Total return[c]	(5.07)%	20.56%	16.04%	(3.65)%	8.72%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.87%	0.87%	0.88%	0.88%	0.87%

Expenses net of waiver and payments by affiliates	0.87% [d,e]	0.87% [d,e]	0.87% [d]	0.88% [e]	0.87% [e]

Net investment income	1.13%	1.24%	1.42%	1.40%	1.33%

Supplemental data

Net assets, end of year (000’s)	$1,106,334	$1,640,883	$1,530,374	$1,310,783	$1,667,816

Portfolio turnover rate	3.09%[f]	3.36%	6.66%	4.74%	8.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 8.

The accompanying notes are an integral part of these financial statements. | Annual Report	FRD-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHT

Franklin Rising Dividends VIP Fund (continued)

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$28.54	$24.98	$24.81	$29.19	$27.76

Income from investment operations[a]:

Net investment income[b]	0.29	0.30	0.32	0.35	0.35

Net realized and unrealized gains (losses)	(1.62)	4.65	3.39	(1.31)	2.00

Total from investment operations	(1.33)	4.95	3.71	(0.96)	2.35

Less distributions from:

Net investment income	(0.34)	(0.41)	(0.36)	(0.41)	(0.37)

Net realized gains	(1.76)	(0.98)	(3.18)	(3.01)	(0.55)

Total distributions	(2.10)	(1.39)	(3.54)	(3.42)	(0.92)

Net asset value, end of year	$25.11	$28.54	$24.98	$24.81	$29.19

Total return[c]	(5.16)%	20.40%	15.93%	(3.75)%	8.62%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.97%	0.97%	0.98%	0.98%	0.97%

Expenses net of waiver and payments by affiliates	0.97% [d,e]	0.97% [d,e]	0.97% [d]	0.98% [e]	0.97% [e]

Net investment income	1.03%	1.14%	1.32%	1.30%	1.23%

Supplemental data

Net assets, end of year (000’s)	$32,825	$36,407	$28,579	$20,453	$15,503

Portfolio turnover rate	3.09% [f]	3.36%	6.66%	4.74%	8.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 8.

FRD-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2018

Franklin Rising Dividends VIP Fund

		Shares	Value
	Common Stocks 99.9%
	Aerospace & Defense 4.3%
	The Boeing Co.	2,952	$952,020
	General Dynamics Corp.	144,400	22,701,124
	Raytheon Co.	53,228	8,162,514
	United Technologies Corp.	230,597	24,553,968

			56,369,626

	Building Products 1.5%
	Johnson Controls International PLC	612,052	18,147,342
a	Resideo Technologies Inc.	51,681	1,062,044

			19,209,386

	Commercial & Professional Services 3.3%
	ABM Industries Inc.	423,736	13,606,163
	Cintas Corp.	124,599	20,931,386
	Matthews International Corp., A	212,992	8,651,735

			43,189,284

	Consumer Durables & Apparel 2.0%
	NIKE Inc., B	343,799	25,489,258
	Consumer Services 2.4%
	McDonald’s Corp.	144,712	25,696,510
	Yum! Brands Inc.	58,463	5,373,919

			31,070,429

	Diversified Financials 0.3%
	State Street Corp.	62,384	3,934,559

	Electrical Equipment 0.7%
	nVent Electric PLC (United Kingdom)	425,413	9,554,776

	Energy 6.4%
a	Apergy Corp.	196,519	5,321,734
	Chevron Corp.	190,052	20,675,757
	EOG Resources Inc.	137,258	11,970,270
	Exxon Mobil Corp.	173,617	11,838,943
	Occidental Petroleum Corp.	323,512	19,857,167
	Schlumberger Ltd.	363,947	13,131,208

			82,795,079

	Food & Staples Retailing 2.4%
	Walgreens Boots Alliance Inc.	170,088	11,622,113
	Walmart Inc.	203,288	18,936,277

			30,558,390

	Food, Beverage & Tobacco 4.6%
	Bunge Ltd.	281,373	15,036,573
	McCormick & Co. Inc.	160,099	22,292,185
	PepsiCo Inc.	203,100	22,438,488

			59,767,246

	Health Care Equipment & Services 15.8%
	Abbott Laboratories	398,979	28,858,151
	Becton, Dickinson and Co.	214,003	48,219,156
	CVS Health Corp.	176,455	11,561,332
	DENTSPLY SIRONA Inc.	60,262	2,242,349
	Medtronic PLC	454,861	41,374,156
	Stryker Corp.	310,881	48,730,597

Annual Report	FRD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Rising Dividends VIP Fund (continued)

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Services (continued)
West Pharmaceutical Services Inc.	237,802	$23,311,730

		204,297,471

Household & Personal Products 3.0%
Colgate-Palmolive Co.	286,062	17,026,410
The Procter & Gamble Co.	233,165	21,432,527

		38,458,937

Industrial Conglomerates 9.3%
Carlisle Cos. Inc.	78,217	7,862,372
Honeywell International Inc.	310,087	40,968,694
Roper Technologies Inc.	269,899	71,933,482

		120,764,548

Insurance 2.5%
Aflac Inc.	317,571	14,468,535
Arthur J. Gallagher & Co.	55,543	4,093,519
Erie Indemnity Co., A	102,449	13,657,476

		32,219,530

Machinery 3.6%
Donaldson Co. Inc.	219,647	9,530,483
Dover Corp.	323,449	22,948,707
Pentair PLC (United Kingdom)	382,150	14,437,627

		46,916,817

Materials 12.2%
Air Products and Chemicals Inc.	242,864	38,870,383
Albemarle Corp.	590,030	45,473,612
Ecolab Inc.	105,710	15,576,369
Linde PLC (United Kingdom)	300,728	46,925,597
Nucor Corp.	208,394	10,796,893

		157,642,854

Media & Entertainment 0.4%
John Wiley & Sons Inc., A	100,017	4,697,798

Pharmaceuticals, Biotechnology & Life Sciences 4.4%
AbbVie Inc.	140,021	12,908,536
Johnson & Johnson	234,931	30,317,846
Perrigo Co. PLC	126,314	4,894,668
Pfizer Inc.	219,651	9,587,766

		57,708,816

Retailing 3.4%
The Gap Inc.	340,196	8,763,449
Ross Stores Inc.	169,172	14,075,110
Target Corp.	134,417	8,883,620
Tiffany & Co.	151,482	12,195,816

		43,917,995

Semiconductors & Semiconductor Equipment 6.1%
Analog Devices Inc.	415,904	35,697,040
Texas Instruments Inc.	423,589	40,029,161
Versum Materials Inc.	143,528	3,978,597

		79,704,798

FRD-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Rising Dividends VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Software & Services 10.3%
	Accenture PLC, A	303,220	$42,757,052
	Microsoft Corp.	792,240	80,467,817
	Visa Inc., A	81,843	10,798,365

			134,023,234

	Trading Companies & Distributors 0.6%
	W.W. Grainger Inc.	25,696	7,255,523

	Transportation 0.4%
	United Parcel Service Inc., B	59,256	5,779,238

	Total Common Stocks (Cost $770,254,633)		1,295,325,592

	Short Term Investments (Cost $8,504,577) 0.6%

	Money Market Funds 0.6%
b,c	Institutional Fiduciary Trust Money Market Portfolio, 1.99%	8,504,577	8,504,577

	Total Investments (Cost $778,759,210) 100.5%		1,303,830,169
	Other Assets, less Liabilities (0.5)%		(6,833,396)

	Net Assets 100.0%		$1,296,996,773

aNon-income producing.

bSee Note 3(e) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

The accompanying notes are an integral part of these financial statements. |	Annual Report	FRD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2018

Franklin Rising Dividends VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$770,254,633
Cost - Non-controlled affiliates (Note 3e)	8,504,577

Value - Unaffiliated issuers	$1,295,325,592
Value - Non-controlled affiliates (Note 3e)	8,504,577
Receivables:
Investment securities sold	3,700,825
Capital shares sold	342,533
Dividends	2,273,458
Other assets	218

Total assets	1,310,147,203

Liabilities:
Payables:
Capital shares redeemed	11,701,567
Management fees	745,100
Distribution fees	542,734
Accrued expenses and other liabilities	161,029

Total liabilities	13,150,430

Net assets, at value	$1,296,996,773

Net assets consist of:
Paid-in capital	$441,338,808
Total distributable earnings (loss)	855,657,965

Net assets, at value	$1,296,996,773

Class 1:
Net assets, at value	$157,837,987

Shares outstanding	6,129,428

Net asset value and maximum offering price per share	$25.75

Class 2:
Net assets, at value	$1,106,333,952

Shares outstanding	44,184,327

Net asset value and maximum offering price per share	$25.04

Class 4:
Net assets, at value	$32,824,834

Shares outstanding	1,307,015

Net asset value and maximum offering price per share	$25.11

FRD-11	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2018

Franklin Rising Dividends VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$34,660,534
Non-controlled affiliates (Note 3e)	203,833

Total investment income	34,864,367

Expenses:
Management fees (Note 3a)	10,605,089
Distribution fees: (Note 3c)
Class 2	3,808,204
Class 4	125,022
Custodian fees (Note 4)	15,669
Reports to shareholders	181,511
Professional fees	63,709
Trustees’ fees and expenses	12,934
Other	47,606

Total expenses.	14,859,744
Expense reductions (Note 4)	(246)
Expenses waived/paid by affiliates (Note 3e)	(50,732)

Net expenses	14,808,766

Net investment income	20,055,601

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:+
Unaffiliated issuers	314,859,085
Foreign currency transactions	(653)

Net realized gain (loss)	314,858,432

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(398,447,639)

Net realized and unrealized gain (loss)	(83,589,207)

Net increase (decrease) in net assets resulting from operations	$(63,533,606)

*Foreign taxes withheld on dividends	$4,873
+Includes gains from a redemption in-kind (Note 8)	$70,642,118

The accompanying notes are an integral part of these financial statements. | Annual Report	FRD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Rising Dividends VIP Fund

	Year Ended December 31,

	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$20,055,601	$22,882,157
Net realized gain (loss)	314,858,432	108,533,229
Net change in unrealized appreciation (depreciation)	(398,447,639)	207,698,448

Net increase (decrease) in net assets resulting from operations	(63,533,606)	339,113,834

Distributions to shareholders: (Note 1d)
Class 1	(13,329,516)	(10,399,801)
Class 2	(115,786,937)	(81,344,467)
Class 4	(2,574,964)	(1,635,173)

Total distributions to shareholders	(131,691,417)	(93,379,441)

Capital share transactions: (Note 2)
Class 1	(37,447,873)	7,492,496
Class 2	(364,402,663)	(103,411,809)
Class 4	766,328	3,465,199

Total capital share transactions	(401,084,208)	(92,454,114)

Net increase (decrease) in net assets	(596,309,231)	153,280,279
Net assets:
Beginning of year	1,893,306,004	1,740,025,725

End of year (Note 1d)	$1,296,996,773	$1,893,306,004

FRD-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Rising Dividends VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Rising Dividends VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Annual Report	FRD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications

FRD-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the year ended December 31, 2017, distributions to shareholders were as follows:

Distributions from net investment income :
Class 1	$(3,388,715)
Class 2	(24,052,908)
Class 4	(476,793)
Distributions from net realized gains:
Class 1	(7,011,086)
Class 2	(57,291,559)
Class 4	(1,158,380)

For the year ended December 31, 2017, undistributed net investment income included in net assets was $18,555,375.

Annual Report	FRD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2018		2017

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	296,177	$8,482,359	968,022	$25,981,840
Shares issued in reinvestment of distributions	481,211	13,329,516	394,680	10,399,801
Shares redeemed	(2,043,710)	(59,259,748)	(1,064,640)	(28,889,145)

Net increase (decrease)	(1,266,322)	$(37,447,873)	298,062	$7,492,496

Class 2 Shares:
Shares sold	3,479,467	$95,894,196	2,058,817	$54,342,881
Shares issued in reinvestment of distributions	4,293,174	115,786,937	3,163,923	81,344,467
Shares redeemed in-kind (Note 8)	(5,455,397)	(147,395,561)	—	—
Shares redeemed	(15,794,114)	(428,688,235)	(9,039,170)	(239,099,157)

Net increase (decrease)	(13,476,870)	$(364,402,663)	(3,816,430)	$(103,411,809)

Class 4 Shares:
Shares sold	206,879	$5,727,225	269,622	$7,129,389
Shares issued in reinvestment of distributions	95,123	2,574,964	63,379	1,635,173
Shares redeemed	(270,440)	(7,535,861)	(201,530)	(5,299,363)

Net increase (decrease)	31,562	$766,328	131,471	$3,465,199

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	Over $1 billion, up to and including $5 billion
0.490%	In excess of $5 billion

For the year ended December 31, 2018, the gross effective investment management fee rate was 0.608% of the Fund’s average daily net assets.

FGR-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.99%	13,833,792	242,732,403	(248,061,618)	8,504,577	$8,504,577	$203,833	$—	$—

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2018 and 2017, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$28,678,971	$27,931,719
Long term capital gain	103,012,446	65,447,722

	$131,691,417	$93,379,441

Annual Report	FRD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

5. Income Taxes (continued)

At December 31, 2018, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$781,893,519

Unrealized appreciation	$593,494,791
Unrealized depreciation	(71,558,141)

Net unrealized appreciation (depreciation)	$521,936,650

Distributable earnings:
Undistributed ordinary income	$20,050,477
Undistributed long term capital gains	243,028,718

Total distributable earnings	$263,079,195

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of corporate actions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2018, aggregated $53,086,035 and $542,466,468, respectively. Sales of investments excludes in-kind transactions of $146,138,576.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 8, 2019, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 7, 2020, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2018, the Fund did not use the Global Credit Facility.

8. Redemption In-Kind

During the year ended December 31, 2018, the Fund realized $70,642,118 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for cash and securities held by the Fund. Because such gains are not taxable to the Fund, and are not distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

FRD-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

At December 31, 2018, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Annual Report	FRD-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Rising Dividends VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Rising Dividends VIP Fund (the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

FRD-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Rising Dividends VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $103,012,446 as a long term capital gain dividend for the fiscal year ended December 31, 2018.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2018.

Annual Report	FRD-23

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Franklin Small Cap Value VIP Fund

This annual report for Franklin Small Cap Value VIP Fund covers the fiscal year ended December 31, 2018.

Class 1 Performance Summary as of December 31, 2018

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/18	1-Year	5-Year	10-Year
Average Annual Total Return	-12.69%	+3.43%	+11.91%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/09–12/31/18)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Russell 2000® Value Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	FSV-1

FRANKLIN SMALL CAP VALUE VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies. For this Fund, small capitalization companies are those with market capitalizations not exceeding either the highest market capitalization in the Russell 2000® Index or the 12-month average of the highest market capitalization in the Russell 2000® Index, whichever is greater, at the time of purchase. The Fund generally invests in equity securities of companies that the manager believes are undervalued at the time of purchase and have the potential for capital appreciation.

Fund Risks

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated, or may decline further in value. The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than large-company stocks, particularly over the short term. Additionally, smaller companies often have relatively small revenues, limited product lines and a small market share. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund also may invest in equity real estate investment trusts (REITs). The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Russell 2000® Value Index had a -12.86% total return for the same period.1 Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

The U.S. economy grew during the 12 months under review. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, business investment, exports and government spending. However, growth moderated in the third quarter due to declines in exports and housing investment. The manufacturing and services sectors expanded during the period. The unemployment rate declined from 4.1% in December 2017 to 3.9% at period-end.2 Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% in December 2017 to 1.9% at period-end.2

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate four times during the period, to 2.25%–2.50%, and continued to reduce its balance sheet as part of its ongoing plan to normalize monetary policy. At its December meeting, the Fed reduced the projected 2019 rate increases to two, compared to three projected previously.

U.S. equity markets overall declined during the period amid concerns about tighter regulation of technology companies, the pace of the Fed’s rate increases, U.S. political uncertainties, the Trump administration’s protectionist policies, and the potential impact of the U.S.-China trade dispute on U.S. and global growth and corporate earnings. However, these concerns were partially alleviated by an overall easing of tensions in the Korean peninsula, ongoing trade negotiations between the U.S. and the European Union, and a new trade deal between the U.S., Mexico and Canada (pending ratification by the three countries’ legislatures), and intermittent U.S.-China trade negotiations, including a temporary truce that the two countries reached in December. Markets also benefited from mostly upbeat economic data, better U.S. corporate earnings, results of the U.S. mid-term elections and a potentially slower pace to the Fed’s rate increases. In this environment, the broad U.S. stock market, as measured by the Standard & Poor’s® 500 Index (S&P 500®), reached a new all-time high in September 2018, but had a -4.38% total return for the 12-month period.1

Investment Strategy

Our strategy is to invest in small-cap companies that we believe are undervalued at the time of purchase and have the potential for capital appreciation. A stock is undervalued, or is a “value,” when it trades at less than the price at which the investment manager believes it would trade if the market reflected all factors relating to the company’s worth. Following this strategy, the Fund invests in companies that the investment

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FSV-2	Annual Report

FRANKLIN SMALL CAP VALUE VIP FUND

manager believes have, for example: stock prices that are low relative to current, or historical or future earnings, book value, cash flow or sales; recent sharp price declines but the potential for good long-term earnings prospects; and valuable intangibles not reflected in the stock price. The Fund also may invest in equity real estate investment trusts (REITs).

The Fund may invest up to 25% of its total assets in foreign securities.

Manager’s Discussion

For the fiscal year ended December 31, 2018, some contributors to absolute Fund performance included Esterline Technologies, Zebra Technologies and Brinker.

Shares of Esterline Technologies, an aerospace and defense component supplier, jumped on reports in July 2018 that it was exploring a possible sale. The aerospace industry has been undergoing a consolidation phase fueled by a combination of likely increases in U.S. defense spending, growing passenger air traffic and increased industry competitiveness. In August, the company posted improved results for its fiscal third quarter, including 20% operating margins in its materials business. Ultimately, in October, Esterline announced an agreement to be purchased by Transdigm (not a fund holding) at a nearly 40% premium to the prior closing price.

Zebra Technologies is a leader in the automatic identification and data capture market. Shares of Zebra Technologies rose during the year, as the company reported an acceleration in year-over-year organic revenue growth, improved its gross profit margins, and made substantial progress on reducing and refinancing its debt. These positive developments helped increase the company’s earnings power. Toward the end of 2018, we reduced our investment position in the company as the stock price advanced toward our estimate of intrinsic value.

Casual dining restaurant company Brinker’s shares rose in the first half of 2018 on signs of further improvement in sales as a healthier labor market and U.S. income tax cuts resulted in greater levels of consumer confidence. In the case of Brinker more specifically, a revamped menu and focus on driving increased traffic through quality and value offerings helped to improve same-store sales trends to the highest levels since 2015. In late October, Brinker reported solid quarterly earnings driven in part by menu changes that boosted customer traffic, which helped push its stock price higher in November.

Detractors from absolute Fund performance included First Horizon, Astec Industries and LCI Industries.

Shares of First Horizon, a regional bank with a footprint in the southeastern U.S., declined due to weaker-than-expected operational results tied to lower interest rate spread income and challenging fixed income capital markets conditions. While

Annual Report	FSV-3

FRANKLIN SMALL CAP VALUE VIP FUND

Top 10 Holdings
12/31/18

Company Sector/Industry	% of Total Net Assets
The Hanover Insurance Group Inc. Insurance	3.7%
OceanaGold Corp. (Australia) Materials	3.0%
Columbia Banking System Inc. Banks	2.8%
Gibraltar Industries Inc. Building Products	2.8%
Regal Beloit Corp. Electrical Equipment	2.7%
Old Republic International Corp. Insurance	2.7%
First Horizon National Corp. Banks	2.5%
Brinker International Inc. Consumer Services	2.3%
Maple Leaf Foods Inc. Food, Beverage & Tobacco	2.3%
Horace Mann Educators Corp. Insurance	2.2%

some of the operational challenges likely resulted from the integration of Capital Bank (not a Fund holding), which it acquired in late 2017, the banking industry is facing a more challenging interest-rate spread outlook. Interest rates for customer deposits and competition between banks have risen, while the yield curve has flattened, hurting net interest margins. Consequently, bank stocks, including First Horizon, have been under pressure from lower earnings growth expectations and a corresponding decline in valuation levels.

Astec Industries, a leading manufacturer of road paving and mining equipment, saw its shares negatively impacted by declining orders and a substantial charge related to its wood pellet business. We continue to see opportunities for Astec to increase earnings and free cash flow generation. It is also taking steps to improve margins and capital allocation, including retaining an outside consulting firm to assist in reducing procurement costs.

LCI Industries (formerly, Drew Industries) is a leading manufacturer of original equipment and replacement components for recreational vehicles (RVs), manufactured homes and watercraft. The stock price declined as an increase in RV dealer inventories was expected to cause a reduction in RV production rates, in order to better match supply and demand. In addition, an increase in interest rates negatively impacted investor sentiment. LCI has spent several years diversifying its business away from sole reliance on RVs, which has helped to mitigate an otherwise more negative impact. We are hopeful that as consumers remain interested in the RV lifestyle, orders will rebound and investor sentiment will improve.

During the reporting period, we added some new positions with the largest purchases including Synaptics, a developer of human interface hardware and software; Carpenter Technology, a producer of stainless steels and special corrosion-resistant alloys; and laser manufacturer Coherent. We added to existing positions in Regal Beloit, a provider of electric motors; and MKS Instruments, a provider of subsystems solutions and instruments to the semiconductor and other advanced manufacturing industries. Conversely, we exited some positions including Energen, Spirit Airlines and BRP. We also reduced our positions in Simpson Manufacturing, AAR and the aforementioned Zebra Technologies.

Thank you for your participation in Franklin Small Cap Value VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FSV-4	Annual Report

FRANKLIN SMALL CAP VALUE VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Fund-Level Expenses Paid During Period 7/1/18–12/31/18[1,2]	Ending Account Value 12/31/18	Fund-Level Expenses Paid During Period 7/1/18–12/31/18[1,2]	Net Annualized Expense Ratio[2]
Class 1	$1,000	$852.50	$3.08	$1,021.88	$3.36	0.66%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above — in the far right column — multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Annual Report	FSV-5

FSV P1 11/18

SUPPLEMENT DATED NOVEMBER 2, 2018

TO THE PROSPECTUS DATED MAY 1, 2018

OF

FRANKLIN SMALL CAP VALUE VIP FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I.  On November 1, 2018, the investment management services provided by Franklin Advisory Services, LLC (Advisory Services), a wholly owned subsidiary of Franklin Resources, Inc. (Resources), and the personnel that provide such services to the Fund were restructured into Franklin Mutual Advisers, LLC (Franklin Mutual), also a wholly owned subsidiary of Resources. In particular, Franklin Mutual will assume the duties and obligations of Advisory Services under the investment management agreement between Advisory Services and Franklin Templeton Variable Insurance Products Trust on behalf of the Fund. Employees of Advisory Services that currently provide investment management services to the Fund will become employees of Franklin Mutual and will continue to provide the same investment management services to the Fund under the same investment management fee schedule. This restructuring will not involve a change in actual control or management of the Fund’s investment manager and the same individuals will continue to provide portfolio management services to the Fund. Because there is no actual change in control or management of the investment adviser, this restructuring does not constitute an “assignment” of the investment management agreement for purposes of the Investment Company Act of 1940 and, therefore, a shareholder vote is not required.

II.  Therefore, the following replaces the “Investment Manager” and “Portfolio Managers” sections in the “Fund Summaries – Franklin Small Cap Value VIP Fund” section of the prospectus:

Investment Manager

Franklin Mutual Advisers, LLC (Franklin Mutual)

Portfolio Managers

Steven B. Raineri

Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since 2012.

Christopher Meeker, CFA

Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since 2015.

III.  The following is added as the first paragraph under the “Fund Details – Management” section of the prospectus:

On November 1, 2018, the investment management services provided by Franklin Advisory Services, LLC (Advisory Services), a wholly owned subsidiary of Franklin Resources, Inc. (Resources), and the personnel that provided such services to the Fund, were restructured into Franklin Mutual Advisers, LLC (Franklin Mutual), also a wholly owned subsidiary of Resources. In particular, Franklin Mutual assumed the duties and obligations of Advisory Services under the investment management agreement between Advisory Services and the Trust on behalf of the Fund. Employees of Advisory Services that provided investment management services to the Fund became employees of Franklin Mutual and continued to provide the same investment management services to the Fund under the same investment management fee schedule.

IV.  In the remainder of the prospectus, all references to “Franklin Advisory Services, LLC” and “Advisory Services” as they relate to the investment manager of the Fund are replaced with “Franklin Mutual Advisers, LLC” and “Franklin Mutual,” respectively.

Please keep this supplement with your prospectus for future reference.

FSV-6

VIP SA4 11/18

SUPPLEMENT DATED NOVEMBER 2, 2018

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2018

OF

FRANKLIN SMALL CAP VALUE VIP FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The statement of additional information (SAI) is amended as follows:

I.  On November 1, 2018, the investment management services provided by Franklin Advisory Services, LLC (Advisory Services), a wholly owned subsidiary of Franklin Resources, Inc. (Resources), and the personnel that provide such services to the Fund were restructured into Franklin Mutual Advisers, LLC (Franklin Mutual), also a wholly owned subsidiary of Resources. In particular, Franklin Mutual will assume the duties and obligations of Advisory Services under the investment management agreement between Advisory Services and Franklin Templeton Variable Insurance Products Trust on behalf of the Fund. Employees of Advisory Services that currently provide investment management services to the Fund will become employees of Franklin Mutual and will continue to provide the same investment management services to the Fund under the same investment management fee schedule. This restructuring will not involve a change in actual control or management of the Fund’s investment manager and the same individuals will continue to provide portfolio management services to the Fund. Because there is no actual change in control or management of the investment adviser, this restructuring does not constitute an “assignment” of the investment management agreement for purposes of the Investment Company Act of 1940 and, therefore, a shareholder vote is not required.

II.  Therefore, all references to “Franklin Advisory Services, LLC” and “Advisory Services” as they relate to the investment manager of the Fund, are replaced with “Franklin Mutual Advisers, LLC” and “Franklin Mutual,” respectively.

III.  In addition, the following is added as the first paragraph under the section “Management and Other Services” in the SAI:

On November 1, 2018, the investment management services provided by Franklin Advisory Services, LLC (Advisory Services), a wholly owned subsidiary of Franklin Resources, Inc. (Resources), and the personnel that provided such services to the Franklin Small Cap Value VIP Fund, were restructured into Franklin Mutual Advisers, LLC (Franklin Mutual), also a wholly owned subsidiary of Resources. In particular, Franklin Mutual assumed the duties and obligations of Advisory Services under the investment management agreement between Advisory Services and the Trust on behalf of the Fund. Employees of Advisory Services that provided investment management services to the Fund became employees of Franklin Mutual and continued to provide the same investment management services to the Fund under the same investment management fee schedule. References to Franklin Mutual as it relates to the investment manager of the Fund in the remainder of this SAI relate to Franklin Mutual and Advisory Services as its predecessor.

Please keep this supplement with your prospectus for future reference.

Annual Report	FSV-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights
Franklin Small Cap Value VIP Fund

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$20.43	$19.93	$18.12	$22.81	$24.54

Income from investment operations[a]:

Net investment income[b]	0.21	0.21[c]	0.15	0.21	0.19

Net realized and unrealized gains (losses)	(2.29)	1.82	4.79	(1.53)	0.06

Total from investment operations	(2.08)	2.03	4.94	(1.32)	0.25

Less distributions from:

Net investment income	(0.23)	(0.15)	(0.21)	(0.20)	(0.20)

Net realized gains	(2.98)	(1.38)	(2.92)	(3.17)	(1.78)

Total distributions	(3.21)	(1.53)	(3.13)	(3.37)	(1.98)

Net asset value, end of year	$15.14	$20.43	$19.93	$18.12	$22.81

Total return[d]	(12.69)%	10.92%	30.54%	(7.18)%	0.88%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.66%	0.66%	0.66%	0.65%	0.63%

Expenses net of waiver and payments by affiliates	0.65% [e]	0.65% [e]	0.64% [e]	0.64% [e]	0.63% [e,f]

Net investment income	1.13%	1.06% [c]	0.84%	1.04%	0.82%

Supplemental data

Net assets, end of year (000’s)	$40,644	$51,245	$47,831	$45,897	$57,843

Portfolio turnover rate	47.82%	33.36%	34.60%	27.05%	19.45%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s share in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.75%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

FSV-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value VIP Fund (continued)

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$19.80	$19.36	$17.68	$22.32	$24.07

Income from investment operations[a]:

Net investment income[b]	0.16	0.15[c]	0.10	0.16	0.13

Net realized and unrealized gains (losses)	(2.20)	1.77	4.66	(1.49)	0.05

Total from investment operations	(2.04)	1.92	4.76	(1.33)	0.18

Less distributions from:

Net investment income	(0.18)	(0.10)	(0.16)	(0.14)	(0.15)

Net realized gains	(2.98)	(1.38)	(2.92)	(3.17)	(1.78)

Total distributions	(3.16)	(1.48)	(3.08)	(3.31)	(1.93)

Net asset value, end of year	$14.60	$19.80	$19.36	$17.68	$22.32

Total return[d]	(12.88)%	10.65%	30.19%	(7.39)%	0.57%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.91%	0.91%	0.91%	0.90%	0.88%

Expenses net of waiver and payments by affiliates	0.90% [e]	0.90% [e]	0.89% [e]	0.89% [e]	0.88% [e,f]

Net investment income	0.88%	0.81%[c]	0.59%	0.79%	0.57%

Supplemental data

Net assets, end of year (000’s)	$978,675	$1,302,055	$1,366,807	$1,172,173	$1,445,325

Portfolio turnover rate	47.82%	33.36%	34.60%	27.05%	19.45%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s share in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.50%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	FSV-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value VIP Fund (continued)

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$20.22	$19.74	$17.96	$22.63	$24.37

Income from investment operations[a]:

Net investment income[b]	0.15	0.14[c]	0.09	0.14	0.11

Net realized and unrealized gains (losses)	(2.28)	1.81	4.75	(1.52)	0.05

Total from investment operations	(2.13)	1.95	4.84	(1.38)	0.16

Less distributions from:

Net investment income	(0.15)	(0.09)	(0.14)	(0.12)	(0.12)

Net realized gains	(2.98)	(1.38)	(2.92)	(3.17)	(1.78)

Total distributions	(3.13)	(1.47)	(3.06)	(3.29)	(1.90)

Net asset value, end of year	$14.96	$20.22	$19.74	$17.96	$22.63

Total return[d]	(13.01)%	10.56%	30.12%	(7.52)%	0.48%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.01%	1.01%	1.01%	1.00%	0.98%

Expenses net of waiver and payments by affiliates	1.00% [e]	1.00% [e]	0.99% [e]	0.99% [e]	0.98% [e,f]

Net investment income	0.78%	0.71%[c]	0.49%	0.69%	0.47%

Supplemental data

Net assets, end of year (000’s)	$24,592	$32,053	$32,751	$26,128	$30,452

Portfolio turnover rate	47.82%	33.36%	34.60%	27.05%	19.45%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s share in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.40%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

FSV-10	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2018

Franklin Small Cap Value VIP Fund

		Shares	Value
	Common Stocks 94.5%
	Aerospace & Defense 2.2%
	AAR Corp.	316,870	$11,831,926
a	Esterline Technologies Corp.	50,255	6,103,470
a	Wesco Aircraft Holdings Inc.	657,334	5,192,938

			23,128,334

	Automobiles & Components 2.1%
	Gentex Corp.	36,000	727,560
	LCI Industries	237,470	15,862,996
	Thor Industries Inc.	108,514	5,642,728

			22,233,284

	Banks 15.2%
	Access National Corp.	244,865	5,222,971
	Bryn Mawr Bank Corp.	380,483	13,088,615
	Chemical Financial Corp.	548,442	20,078,462
	Columbia Banking System Inc.	795,500	28,868,695
	First Horizon National Corp.	1,971,637	25,946,743
	First of Long Island Corp.	614,355	12,256,382
	German American Bancorp Inc.	137,322	3,813,432
	Glacier Bancorp Inc.	209,600	8,304,352
	Lakeland Financial Corp.	516,362	20,737,098
	Peoples Bancorp Inc.	289,712	8,720,331
	TrustCo Bank Corp. NY	708,200	4,858,252
	Washington Trust Bancorp Inc.	147,491	7,010,247

			158,905,580

	Building Products 3.7%
a	Gibraltar Industries Inc.	806,679	28,709,706
	Insteel Industries Inc.	225,239	5,468,803
	Simpson Manufacturing Co. Inc.	17,360	939,697
	Universal Forest Products Inc.	140,640	3,651,014

			38,769,220

	Commercial & Professional Services 4.1%
a	Huron Consulting Group Inc.	264,100	13,550,971
	McGrath RentCorp	422,195	21,734,599
a	Team Inc.	503,600	7,377,740

			42,663,310

	Consumer Durables & Apparel 0.6%
	Toll Brothers Inc.	91,905	3,026,432
a	Unifi Inc.	121,800	2,781,912

			5,808,344

	Consumer Services 2.4%
	Brinker International Inc.	555,540	24,432,649

	Electrical Equipment 3.1%
	Encore Wire Corp.	75,262	3,776,647
	Regal Beloit Corp.	407,900	28,573,395

			32,350,042

	Energy 2.4%
	Hunting PLC (United Kingdom)	3,119,124	19,092,781
a	Natural Gas Services Group Inc.	173,987	2,860,346
a	Oil States International Inc.	164,323	2,346,533

Annual Report	FSV-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Small Cap Value VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Energy (continued)
a	Rowan Cos. PLC	42,157	$353,697

			24,653,357

	Food, Beverage & Tobacco 4.9%
	Dairy Crest Group PLC (United Kingdom)	3,182,780	17,136,422
a	Landec Corp.	848,600	10,047,424
	Maple Leaf Foods Inc. (Canada)	1,213,649	24,300,544

			51,484,390

	Health Care Equipment & Services 2.2%
a	AMN Healthcare Services Inc.	154,800	8,770,968
	Hill-Rom Holdings Inc.	90,101	7,978,444
	STERIS PLC	59,750	6,384,287

			23,133,699

	Industrial Conglomerates 0.6%
	Carlisle Cos. Inc.	66,400	6,674,528

	Insurance 8.6%
	The Hanover Insurance Group Inc.	329,000	38,417,330
	Horace Mann Educators Corp.	608,478	22,787,501
	Old Republic International Corp.	1,382,600	28,440,082

			89,644,913

	Machinery 5.8%
	Astec Industries Inc.	149,196	4,504,227
	Federal Signal Corp.	141,700	2,819,830
	The Greenbrier Cos. Inc.	121,600	4,808,064
	Kennametal Inc.	199,136	6,627,246
a	The Manitowoc Co. Inc.	256,912	3,794,590
	Mueller Industries Inc.	221,300	5,169,568
	Mueller Water Products Inc., A	2,440,700	22,210,370
	Oshkosh Corp.	109,900	6,737,969
	Titan International Inc.	782,153	3,644,833

			60,316,697

	Materials 8.1%
	Carpenter Technology Corp.	514,324	18,315,077
a	Ingevity Corp.	12,600	1,054,494
	Minerals Technologies Inc.	364,552	18,716,100
	OceanaGold Corp. (Australia)	8,559,600	31,229,575
	PH Glatfelter Co.	797,300	7,781,648
	Reliance Steel & Aluminum Co.	110,700	7,878,519

			84,975,413

	Pharmaceuticals, Biotechnology & Life Sciences 1.5%
a	Cambrex Corp.	218,667	8,256,866
a	Syneos Health Inc., A	181,000	7,122,350

			15,379,216

	Real Estate 6.3%
	Brandywine Realty Trust	814,300	10,480,041
	Highwoods Properties Inc.	401,600	15,537,904
	LTC Properties Inc.	319,555	13,319,053
	Retail Properties of America Inc., A	1,668,211	18,100,089

FSV-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Real Estate (continued)
	Sunstone Hotel Investors Inc.	672,297	$8,746,584

			66,183,671

	Retailing 1.4%
	Caleres Inc.	533,899	14,858,409

	Semiconductors & Semiconductor Equipment 6.4%
a	Advanced Energy Industries Inc.	351,776	15,101,744
	Kulicke and Soffa Industries Inc. (Singapore)	138,700	2,811,449
	MKS Instruments Inc.	81,694	5,278,249
a	Synaptics Inc.	571,114	21,251,152
	Versum Materials Inc.	804,614	22,303,900

			66,746,494

	Software & Services 0.9%
	LogMeIn Inc.	112,700	9,192,939

	Technology Hardware & Equipment 6.0%
a	Coherent Inc.	141,308	14,937,668
a	Finisar Corp.	992,200	21,431,520
a	Plexus Corp.	329,174	16,814,208
a	Zebra Technologies Corp., A	60,200	9,585,646

			62,769,042

	Transportation 1.2%
	Heartland Express Inc.	701,600	12,839,280

	Utilities 4.8%
	Black Hills Corp.	333,500	20,937,130
	IDACORP Inc.	117,289	10,914,914
	Spire Inc.	243,155	18,012,923

			49,864,967

	Total Common Stocks (Cost $969,951,784)		987,007,778

		Principal Amount

	Corporate Bonds 1.1%
	Energy 0.9%
	Unit Corp., senior sub. note, 6.625%, 5/15/21	$9,632,000	8,813,280

	Machinery 0.2%
	Mueller Industries Inc., sub. bond, 6.00%, 3/01/27	2,378,000	2,223,430

	Total Corporate Bonds (Cost $11,723,904)		11,036,710

	Total Investments before Short Term Investments (Cost $981,675,688)		998,044,488

Annual Report	FSV-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

		Shares	Value

	Short Term Investments (Cost $45,444,842) 4.4%
	Money Market Funds 4.4%
[b,c]	Institutional Fiduciary Trust Money Market Portfolio, 1.99%	45,444,842	$45,444,842

	Total Investments (Cost $1,027,120,530) 100.0%		1,043,489,330

	Other Assets, less Liabilities 0.0%†		421,193

	Net Assets 100.0%		$1,043,910,523

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSee Note 3(e) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

FSV-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2018

Franklin Small Cap Value VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$981,675,688
Cost - Non-controlled affiliates (Note 3e)	45,444,842

Value - Unaffiliated issuers	$998,044,488
Value - Non-controlled affiliates (Note 3e)	45,444,842
Receivables:
Investment securities sold	297,448
Capital shares sold	804,266
Dividends and interest	1,492,463
Other assets	154

Total assets	1,046,083,661

Liabilities:
Payables:
Investment securities purchased	299,643
Capital shares redeemed	633,256
Management fees	575,471
Distribution fees	452,235
Reports to shareholders	156,200
Accrued expenses and other liabilities	56,333

Total liabilities	2,173,138

Net assets, at value	$1,043,910,523

Net assets consist of:
Paid-in capital	$825,829,262
Total distributable earnings (loss)	218,081,261

Net assets, at value	$1,043,910,523

Class 1:
Net assets, at value	$40,644,080

Shares outstanding	2,684,609

Net asset value and maximum offering price per share	$15.14

Class 2:
Net assets, at value	$978,674,827

Shares outstanding	67,047,860

Net asset value and maximum offering price per share	$14.60

Class 4:
Net assets, at value	$24,591,616

Shares outstanding	1,643,814

Net asset value and maximum offering price per share	$14.96

The accompanying notes are an integral part of these financial statements. | Annual Report	FSV-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2018

Franklin Small Cap Value VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$21,428,933
Non-controlled affiliates (Note 3e)	632,091
Interest:
Unaffiliated issuers	883,295

Total investment income	22,944,319

Expenses:
Management fees (Note 3a)	8,133,921
Distribution fees: (Note 3c)
Class 2	3,016,126
Class 4	103,206
Custodian fees (Note 4)	17,465
Reports to shareholders	274,665
Professional fees	61,514
Trustees’ fees and expenses	9,503
Other	53,164

Total expenses	11,669,564
Expense reductions (Note 4)	(191)
Expenses waived/paid by affiliates (Note 3e)	(156,940)

Net expenses	11,512,433

Net investment income	11,431,886

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	191,799,018
Realized gain distributions from REITs	680,677
Foreign currency transactions	39,195

Net realized gain (loss)	192,518,890

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers.	(356,980,750)
Translation of other assets and liabilities denominated in foreign currencies	(4,741)

Net change in unrealized appreciation (depreciation)	(356,985,491)

Net realized and unrealized gain (loss)	(164,466,601)

Net increase (decrease) in net assets resulting from operations	$(153,034,715)

*Foreign taxes withheld on dividends	$95,525

FSV-16	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Small Cap Value VIP Fund

	Year Ended December 31,

	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$11,431,886	$11,278,129
Net realized gain (loss)	192,518,890	193,444,952
Net change in unrealized appreciation (depreciation)	(356,985,491)	(67,851,820)

Net increase (decrease) in net assets resulting from operations	(153,034,715)	136,871,261

Distributions to shareholders: (Note 1d)
Class 1	(7,555,429)	(3,701,401)
Class 2	(194,090,505)	(97,706,351)
Class 4	(4,574,106)	(2,314,166)

Total distributions to shareholders	(206,220,040)	(103,721,918)

Capital share transactions: (Note 2)
Class 1	2,769,926	2,002,869
Class 2	14,343,221	(95,665,942)
Class 4	698,981	(1,521,461)

Total capital share transactions	17,812,128	(95,184,534)

Net increase (decrease) in net assets	(341,442,627)	(62,035,191)

Net assets:
Beginning of year	1,385,353,150	1,447,388,341

End of year (Note 1d)	$1,043,910,523	$1,385,353,150

The accompanying notes are an integral part of these financial statements. | Annual Report	FSV-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Small Cap Value VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Small Cap Value VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign

FSV-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and

Annual Report	FSV-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Security Transactions, Investment Income, Expenses and Distributions (continued)

accretion of discount on debt securities are included in interest income. Dividend income and capital gain distributions are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the year ended December 31, 2017, distributions to shareholders were as follows:

Distributions from net investment income :
Class 1	$(357,335)
Class 2	(6,657,162)
Class 4	(135,526)
Distributions from net realized gains:
Class 1	(3,344,066)
Class 2	(91,049,189)
Class 4	(2,178,640)

For the year ended December 31, 2017, undistributed net investment income included in net assets was $12,100,998.

FSV-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2018		2017

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	140,744	$2,624,857	296,526	$5,843,664
Shares issued in reinvestment of distributions	419,746	7,555,429	198,148	3,701,401
Shares redeemed	(384,144)	(7,410,360)	(386,641)	(7,542,196)

Net increase (decrease)	176,346	$2,769,926	108,033	$2,002,869

Class 2 Shares:
Shares sold	3,241,202	$57,622,650	4,717,681	$89,392,050
Shares issued in reinvestment of distributions	11,167,463	194,090,505	5,389,208	97,706,351
Shares redeemed	(13,111,818)	(237,369,934)	(14,948,104)	(282,764,343)

Net increase (decrease)	1,296,847	$14,343,221	(4,841,215)	$(95,665,942)

Class 4 Shares:
Shares sold	142,312	$2,499,385	232,357	$4,483,471
Shares issued in reinvestment of distributions	256,684	4,574,106	124,955	2,314,166
Shares redeemed	(340,602)	(6,374,510)	(430,938)	(8,319,098)

Net increase (decrease)	58,394	$698,981	(73,626)	$(1,521,461)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Effective November 1, 2018, Franklin Mutual began serving as the Fund’s investment manager. Prior to November 1, 2018, Advisory Services served as the Fund’s investment manager.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees (continued)

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.635%	Over $200 million, up to and including $700 million
0.600%	Over $700 million, up to and including $1.2 billion
0.575%	Over $1.2 billion, up to and including $1.3 billion
0.475%	In excess of $1.3 billion

For the year ended December 31, 2018, the gross effective investment management fee rate was 0.633% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.99%	43,492,005	298,285,679	(296,332,842)	45,444,842	$45,444,842	$632,091	$—	$—

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2018 and 2017, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$23,876,649	$7,150,023
Long term capital gain	182,343,391	96,571,895

	$206,220,040	$103,721,918

At December 31, 2018, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments.	$1,027,953,505

Unrealized appreciation	$121,511,391
Unrealized depreciation	(105,975,566)

Net unrealized appreciation (depreciation)	$15,535,825

Distributable earnings:
Undistributed ordinary income	$23,311,531
Undistributed long term capital gains	179,233,907

Total distributable earnings	$202,545,438

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2018, aggregated $590,813,666 and $770,203,306, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 8, 2019, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 7, 2020, for a total of $2 billion.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

7. Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2018, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2018, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments	$987,007,778	$—	$—	$987,007,778
Corporate Bonds	—	11,036,710	—	11,036,710
Short Term Investments	45,444,842	—	—	45,444,842

Total Investments in Securities	$1,032,452,620	$11,036,710	$—	$1,043,489,330

aFor detailed categories, see the accompanying Statement of Investments.

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

FSV-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Small Cap Value VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Small Cap Value VIP Fund (the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Small Cap Value VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $182,343,391 as a long term capital gain dividend for the fiscal year ended December 31, 2018.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 69.95% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2018.

FSV-26	Annual Report

Franklin Small-Mid Cap Growth VIP Fund

This annual report for Franklin Small-Mid Cap Growth VIP Fund covers the fiscal year ended December 31, 2018.

Class 1 Performance Summary as of December 31, 2018

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/18	1-Year	5-Year	10-Year
Average Annual Total Return	-5.15%	+4.86%	+13.11%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/09–12/31/18)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®) and the Russell Midcap® Growth Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

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FRANKLIN SMALL-MID CAP GROWTH VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of small-capitalization and mid-capitalization companies. For this Fund, small-cap companies are those within the market capitalization range of companies in the Russell 2500TM Index at the time of purchase, and midcap companies are those within the market capitalization range of companies in the Russell Midcap® Index at the time of purchase.1

Fund Risks

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Smaller, midsized or relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger-company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risk of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s broad benchmark, the S&P 500, had a -4.38% total return, and its narrow benchmark, the Russell Midcap® Growth Index, had a -4.75% total return for the same period.2

Economic and Market Overview

The U.S. economy grew during the 12 months under review. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, business investment, exports and government spending. However, growth moderated in the third quarter due to declines in exports and housing investment. The manufacturing and services sectors expanded during the period. The unemployment rate declined from 4.1% in December 2017 to 3.9% at period-end.3 Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% in December 2017 to 1.9% at period-end.3

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate four times during the period, to 2.25%–2.50%, and continued to reduce its balance sheet as part of its ongoing plan to normalize monetary policy. At its

1. Please see Index Descriptions following the Fund Summaries.

2. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: U.S. Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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FRANKLIN SMALL-MID CAP GROWTH VIP FUND

December meeting, the Fed reduced the projected 2019 rate increases to two, compared to three projected previously.

U.S. equity markets overall declined during the period amid concerns about tighter regulation of technology companies, the pace of the Fed’s rate increases, U.S. political uncertainties, the Trump administration’s protectionist policies, and the potential impact of the U.S.-China trade dispute on U.S. and global growth and corporate earnings. However, these concerns were partially alleviated by an overall easing of tensions in the Korean peninsula, ongoing trade negotiations between the U.S. and the European Union, and a new trade deal between the U.S., Mexico and Canada (pending ratification by the three countries’ legislatures), and intermittent U.S.-China trade negotiations, including a temporary truce that the two countries reached in December. Markets also benefited from mostly upbeat economic data, better U.S. corporate earnings, results of the U.S. mid-term elections and a potentially slower pace to the Fed’s rate increases. In this environment, the broad U.S. stock market, as measured by the S&P 500, reached a new all-time high in September 2018, but had a -4.38% total return for the 12-month period.2

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the period under review, key contributors to performance relative to the Fund’s narrow benchmark, the Russell Midcap® Growth Index, included stock selection and an underweighted allocation in the materials sector, stock selection and an overweighted allocation in the information technology (IT) sector, and stock selection in the financials sector.

Top 10 Holdings
12/31/18

Company Sector/Industry	% of Total Net Assets
Roper Technologies Inc. Industrials	2.8%
ServiceNow Inc. Information Technology	2.3%
Edwards Lifesciences Corp. Health Care	2.2%
Workday Inc. Information Technology	2.1%
SBA Communications Corp. Real Estate	2.0%
Microchip Technology Inc. Information Technology	1.8%
Verisk Analytics Inc. Industrials	1.7%
O’Reilly Automotive Inc. Consumer Discretionary	1.6%
Amphenol Corp. Information Technology	1.5%
Burlington Stores Inc. Consumer Discretionary	1.5%

Within materials, our off-benchmark investment in specialty chemicals and carbon materials manufacturer Ingevity benefited relative results.

The IT sector accounted for some of the Fund’s top relative contributors, including finance and human resources enterprise cloud applications company Workday, domain name registration and web hosting services provider GoDaddy, and enterprise IT management software provider ServiceNow. Workday’s shares advanced as the company reported generally solid quarterly results and provided a positive outlook during the period. The company saw sustained human resources business activity and strong financials activity, with the Adaptive Insights acquisition potentially enhancing traction in the financials market. GoDaddy reported solid revenue growth for third-quarter 2018 and raised its full-year 2018 revenue guidance. Additionally, the company announced a $500 million share buyback. Shares of ServiceNow rose amid better-than-expected earnings, revenue, operating margin, cash flow and billings, and higher revenue guidance. We believe ServiceNow is a high-quality Software-as-a-Service company that is proving itself as a key partner in business and government enterprise initiatives to drive productivity through digital transformation, while also delivering excellent unit economics.

Annual Report	FSC-3

FRANKLIN SMALL-MID CAP GROWTH VIP FUND

In the financials sector, our investment in insurance brokerage and consulting company Arthur J. Gallagher aided relative results.

Other notable individual contributors to relative performance included heart disease and critical care monitoring products company Edwards Lifesciences and apparel and home product retailer Burlington Stores.

In contrast, key detractors from the Fund’s relative performance included stock selection in the energy sector, stock selection and an underweighting in the consumer staples sector, and stock selection in the consumer discretionary sector.

Within the energy sector, our position in oil and natural gas company Concho Resources hindered relative results. In consumer staples, our position in energy drink company Monster Beverage4 hurt relative results, as did homebuilder NVR in the consumer discretionary sector.

Other key individual detractors from relative performance included software solutions firm Red Hat,4 machine vision products provider Cognex, chemical and specialty services company Univar, and power and hand tools and products company Stanley Black & Decker. Red Hat reported slightly better-than-expected revenue and earnings for its fiscal first quarter (ended May) and reduced its revenue outlook for fiscal-year 2019 (ending in February), citing unfavorable currency exchange rates. Furthermore, the company reported slightly weaker-than-expected revenue for its fiscal second quarter (ended August), due to various reasons, including unfavorable currency exchange rates and increased competition in its middleware business. Cognex shares declined as the company provided a flat revenue growth guidance for 2018 due to weak consumer electronics capital expenditures. However, the company’s deep-learning image analysis offering appeared to be gaining commercial traction. Univar reported better-than-expected first-quarter earnings results, but its shares declined after the company reported in-line second quarter results and weaker-than-expected third-quarter results, largely due to issues that impacted its business in Canada. In our long-term view, however, the company’s pending acquisition of chemical distributor Nexeo (not a Fund holding) could contribute to earnings growth and increase the company’s scale in the U.S., as well as its market share in North America. The deal is expected to be completed in 2019’s first half.

Thank you for your participation in Franklin Small-Mid Cap Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4. Not held at period-end.

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FRANKLIN SMALL-MID CAP GROWTH VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 × $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison

with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Fund-Level Expenses Paid During Period 7/1/18–12/31/18[1,2]	Ending Account Value 12/31/18	Fund-Level Expenses Paid During Period 7/1/18–12/31/18[1,2]	Net Annualized Expense Ratio[2]
Class 1	$1,000	$897.30	$4.06	$1,020.92	$4.33	0.85%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Annual Report	FSC-5

FSC P1 11/18

SUPPLEMENT DATED NOVEMBER 15, 2018

TO THE PROSPECTUSES

DATED MAY 1, 2018

OF

FRANKLIN SMALL-MID CAP GROWTH VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I.  Effective December 31, 2018, the portfolio management team under the “FUND SUMMARIES – Franklin Small-Mid Cap Growth VIP Fund – Portfolio Managers” section beginning on page FSC-S4 is replaced with the following:

Portfolio Managers

John P. Scandalios, CFA Vice President of Advisers and portfolio manager of the Fund since 2016.

Michael McCarthy, CFA Executive Vice President of Advisers and Chief Investment Officer of Advisers and portfolio manager of the Fund since 1995.

II. Effective December 31, 2018, the portfolio management team under the “Fund Details – Franklin Small-Mid Cap Growth VIP Fund – Management” section on page FSC-D4 is replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investments of small and mid-cap companies demonstrating accelerating growth, increasing profitability, or above average growth or growth potential as compared with the overall economy. The portfolio managers of the team are as follows:

John P. Scandalios, CFA Vice President of Advisers

Mr. Scandalios has been a portfolio manager of the Fund since 2016, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1996.

Michael McCarthy, CFA Executive Vice President and Chief Investment Officer of Advisers

Mr. McCarthy has been a portfolio manager of the Fund since 1995, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1992.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Please keep this supplement with your prospectus for future reference.

FSC-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Small-Mid Cap Growth VIP Fund

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$19.71	$17.77	$19.09	$24.95	$28.38

Income from investment operations[a]:

Net investment income (loss)[b]	(0.05)	(0.04)	(0.03)	—[c,d]	(0.07)

Net realized and unrealized gains (losses)	(0.70)	3.74	0.77	(0.03)	2.04

Total from investment operations	(0.75)	3.70	0.74	(0.03)	1.97

Less distributions from net realized gains	(1.92)	(1.76)	(2.06)	(5.83)	(5.40)

Net asset value, end of year	$17.04	$19.71	$17.77	$19.09	$24.95

Total return[e]	(5.15)%	21.75%	4.40%	(2.44)%	7.78%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.86%	0.85%	0.84%	0.81%	0.80%

Expenses net of waiver and payments by affiliates	0.85%[f]	0.84%[f]	0.82%[f]	0.81%[g]	0.80%[g]

Net investment income (loss)	(0.24)%	(0.24)%	(0.16)%	0.01%[d]	(0.29)%

Supplemental data

Net assets, end of year (000’s)	$33,518	$36,864	$31,756	$87,866	$99,803

Portfolio turnover rate	44.78%	40.49%	32.23%[h]	37.85%	48.73%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.24)%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$17.83	$16.27	$17.69	$23.56	$27.16

Income from investment operations[a]:

Net investment income (loss)[b]	(0.09)	(0.08)	(0.07)	(0.05)[c]	(0.13)

Net realized and unrealized gains (losses)	(0.60)	3.40	0.71	0.01	1.93

Total from investment operations	(0.69)	3.32	0.64	(0.04)	1.80

Less distributions from net realized gains	(1.92)	(1.76)	(2.06)	(5.83)	(5.40)

Net asset value, end of year	$15.22	$17.83	$16.27	$17.69	$23.56

Total return[d]	(5.37)%	21.40%	4.17%	(2.66)%	7.47%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.11%	1.10%	1.09%	1.06%	1.05%

Expenses net of waiver and payments by affiliates	1.10%[e]	1.09%[e]	1.07%[e]	1.06%[f]	1.05%[f]

Net investment income (loss)	(0.49)%	(0.49)%	(0.41)%	(0.24)%[c]	(0.54)%

Supplemental data

Net assets, end of year (000’s)	$310,300	$390,094	$392,777	$478,649	$582,772

Portfolio turnover rate	44.78%	40.49%	32.23%[g]	37.85%	48.73%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.49)%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

FSC-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$18.47	$16.81	$18.23	$24.14	$27.72

Income from investment operations[a]:

Net investment income (loss)[b]	(0.11)	(0.10)	(0.09)	(0.07)[c]	(0.16)

Net realized and unrealized gains (losses)	(0.63)	3.52	0.73	(0.01)	1.98

Total from investment operations	(0.74)	3.42	0.64	(0.08)	1.82

Less distributions from net realized gains	(1.92)	(1.76)	(2.06)	(5.83)	(5.40)

Net asset value, end of year	$15.81	$18.47	$16.81	$18.23	$24.14

Total return[d]	(5.46)%	21.30%	4.04%	(2.77)%	7.39%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.21%	1.20%	1.19%	1.16%	1.15%

Expenses net of waiver and payments by affiliates	1.20%[e]	1.19%[e]	1.17%[e]	1.16%[f]	1.15%[f]

Net investment income (loss)	(0.59)%	(0.59)%	(0.51)%	(0.34)%[c]	(0.64)%

Supplemental data

Net assets, end of year (000’s)	$13,759	$15,829	$13,825	$15,105	$16,384

Portfolio turnover rate	44.78%	40.49%	32.23%[g]	37.85%	48.73%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.59)%

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Annual Report	FSC-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2018

Franklin Small-Mid Cap Growth VIP Fund

		Shares	Value
	Common Stocks 96.8%
	Consumer Discretionary 14.1%
	Aptiv PLC	44,777	$2,756,920
a	Burlington Stores Inc.	32,500	5,286,775
a	Dollar Tree Inc.	28,911	2,611,242
	Domino’s Pizza Inc.	17,500	4,339,825
a,b,c	DraftKings Inc.	733,541	1,870,090
	Expedia Group Inc.	30,000	3,379,500
a	Five Below Inc.	7,000	716,240
a	Grand Canyon Education Inc.	35,057	3,370,380
	MGM Resorts International	84,500	2,049,970
a	NVR Inc.	1,482	3,611,619
a	O’Reilly Automotive Inc.	16,207	5,580,556
	Tapestry Inc.	50,000	1,687,500
	Tractor Supply Co.	30,237	2,522,975
a	Ulta Beauty Inc.	17,000	4,162,280
a	Under Armour Inc., A	46,500	821,655
	Vail Resorts Inc.	12,000	2,529,840
	VF Corp.	37,000	2,639,580
	Wingstop Inc.	9,500	609,805

			50,546,752

	Consumer Staples 1.9%
	Brown-Forman Corp., B	63,000	2,997,540
	Lamb Weston Holdings Inc.	34,000	2,501,040
	McCormick & Co. Inc.	8,500	1,183,540

			6,682,120

	Energy 1.6%
	Cabot Oil & Gas Corp., A	93,749	2,095,290
a	Concho Resources Inc.	20,900	2,148,311
	Diamondback Energy Inc.	15,000	1,390,500

			5,634,101

	Financials 8.4%
	Arthur J. Gallagher & Co.	50,008	3,685,590
	CBOE Global Markets Inc.	41,500	4,059,945
	First Republic Bank	25,000	2,172,500
a	Focus Financial Partners Inc.	25,000	658,250
	MarketAxess Holdings Inc.	22,396	4,732,499
	Moody’s Corp.	30,909	4,328,496
	MSCI Inc.	26,500	3,906,895
	SEI Investments Co.	49,500	2,286,900
a	SVB Financial Group	11,878	2,255,870
a	Western Alliance Bancorp	46,000	1,816,540

			29,903,485

	Health Care 15.2%
a	ABIOMED Inc.	11,200	3,640,448
a	Agios Pharmaceuticals Inc.	10,000	461,100
a	Align Technology Inc.	10,700	2,240,901
a	Array BioPharma Inc.	57,500	819,375
a	BioMarin Pharmaceutical Inc.	26,308	2,240,126
a	Centene Corp.	35,500	4,093,150
a	DexCom Inc.	19,088	2,286,742
a	Edwards Lifesciences Corp.	51,321	7,860,838

FSC-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Health Care (continued)
a	Elanco Animal Health Inc.	27,800	$876,534
a	Guardant Health Inc.	9,000	338,310
a	Heron Therapeutics Inc.	54,500	1,413,730
a	IDEXX Laboratories Inc.	16,000	2,976,320
a	Incyte Corp.	25,469	1,619,574
a	Ionis Pharmaceuticals Inc.	13,500	729,810
a	iRhythm Technologies Inc.	22,000	1,528,560
a	Jazz Pharmaceuticals PLC	16,000	1,983,360
a	Mettler-Toledo International Inc.	8,855	5,008,211
a	Neurocrine Biosciences Inc.	20,644	1,474,188
a	Penumbra Inc.	18,648	2,278,786
a	Revance Therapeutics Inc.	43,801	881,714
a	Sage Therapeutics Inc.	6,000	574,740
a	Sarepta Therapeutics Inc.	10,500	1,145,865
a	Seattle Genetics Inc.	17,500	991,550
a	Veeva Systems Inc.	18,000	1,607,760
a	Waters Corp.	19,500	3,678,675
	West Pharmaceutical Services Inc.	17,500	1,715,525

			54,465,892

	Industrials 19.2%
	BWX Technologies Inc.	65,500	2,504,065
a	CoStar Group Inc.	14,935	5,038,173
	Fortive Corp.	74,500	5,040,670
	Harris Corp.	30,500	4,106,825
	IDEX Corp.	31,500	3,977,190
a	IHS Markit Ltd.	56,415	2,706,228
	J.B. Hunt Transport Services Inc.	28,146	2,618,704
a	Mercury Systems Inc.	48,000	2,269,920
	Old Dominion Freight Line Inc.	24,000	2,963,760
	Republic Services Inc.	53,000	3,820,770
	Rockwell Automation Inc.	30,000	4,514,400
	Roper Technologies Inc.	38,043	10,139,220
	Stanley Black & Decker Inc.	30,296	3,627,643
a	TransDigm Group Inc.	6,000	2,040,360
	TransUnion	32,500	1,846,000
a	Univar Inc.	130,800	2,320,392
a	Verisk Analytics Inc.	56,861	6,200,123
a	WABCO Holdings Inc.	26,800	2,876,712

			68,611,155

	Information Technology 31.5%
a	2U Inc.	91,479	4,548,336
a	Advanced Micro Devices Inc.	93,000	1,716,780
a	Adyen NV (Netherlands)	5,500	2,993,717
a	Alarm.com Holdings Inc.	35,596	1,846,364
	Amphenol Corp., A	66,000	5,347,320
a	Arista Networks Inc.	11,500	2,423,050
a	Autodesk Inc.	40,000	5,144,400
a	Black Knight Inc.	62,000	2,793,720
	Cognex Corp.	53,996	2,088,025
a	Elastic NV	17,500	1,250,900
a	EPAM Systems Inc.	23,000	2,668,230

Annual Report	FSC-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Information Technology (continued)
	Global Payments Inc.	17,000	$1,753,210
a	GoDaddy Inc., A	77,617	5,093,227
a	Guidewire Software Inc.	38,000	3,048,740
a	InterXion Holding NV (Netherlands)	32,000	1,733,120
	Jack Henry & Associates Inc.	15,500	1,961,060
	KLA-Tencor Corp.	42,687	3,820,060
	Lam Research Corp.	22,116	3,011,536
	Maxim Integrated Products Inc.	27,000	1,372,950
	Microchip Technology Inc.	91,127	6,553,854
	Monolithic Power Systems	27,000	3,138,750
a	Pluralsight Inc., A	53,000	1,248,150
a	PTC Inc.	29,000	2,404,100
a	Q2 Holdings Inc.	34,196	1,694,412
a	ServiceNow Inc.	45,437	8,090,058
a	Shopify Inc., A (Canada)	8,100	1,121,445
a	Silicon Laboratories Inc.	21,500	1,694,415
a	Square Inc., A	72,000	4,038,480
a	Synopsys Inc.	33,000	2,779,920
	Total System Services Inc.	37,000	3,007,730
a	Trimble Inc.	55,500	1,826,505
a	Twilio Inc., A	20,500	1,830,650
a	ViaSat Inc.	49,866	2,939,601
a	WEX Inc.	15,000	2,100,900
a	Wix.com Ltd. (Israel)	25,500	2,303,670
a	Workday Inc., A	46,643	7,447,954
	Xilinx Inc.	31,300	2,665,821
a	Zscaler Inc.	31,500	1,235,115

			112,736,275

	Materials 2.9%
	Celanese Corp.	26,500	2,384,205
a	Ingevity Corp.	32,541	2,723,356
	Martin Marietta Materials Inc.	14,000	2,406,180
	Packaging Corp. of America	33,500	2,795,910

			10,309,651

	Real Estate 2.0%
a	SBA Communications Corp., A	44,357	7,180,955

	Total Common Stocks (Cost $283,636,655)		346,070,386

	Preferred Stocks (Cost $799,998) 0.2%
	Financials 0.2%
a,b,c	Bill.com, pfd., 144A, H	96,296	799,998

	Total Investments before Short Term Investments (Cost $284,436,653)		346,870,384

FSC-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

		Shares	Value

	Short Term Investments (Cost $12,085,918) 3.4%

	Money Market Funds 3.4%
d,e	Institutional Fiduciary Trust Money Market Portfolio, 1.99%	12,085,918	$12,085,918

	Total Investments (Cost $296,522,571) 100.4%		358,956,302

	Other Assets, less Liabilities (0.4)%		(1,379,224)

	Net Assets 100.0%		$357,577,078

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 9 regarding fair value measurements.

cSee Note 7 regarding restricted securities.

dSee Note 3(e) regarding investments in affiliated management investment companies.

eThe rate shown is the annualized seven-day effective yield at period end.

The accompanying notes are an integral part of these financial statements. | Annual Report	FSC-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2018

Franklin Small-Mid Cap Growth VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$284,436,653
Cost - Non-controlled affiliates (Note 3e)	12,085,918

Value - Unaffiliated issuers	$346,870,384
Value - Non-controlled affiliates (Note 3e)	12,085,918
Receivables:
Capital shares sold	22,740
Dividends	121,787
Other assets	50

Total assets	359,100,879

Liabilities:
Payables:
Investment securities purchased	770,106
Capital shares redeemed.	220,911
Management fees	246,365
Distribution fees	145,573
Reports to shareholders	97,819
Accrued expenses and other liabilities	43,027

Total liabilities.	1,523,801

Net assets, at value	$357,577,078

Net assets consist of:
Paid-in capital	$236,478,750
Total distributable earnings (loss)	121,098,328

Net assets, at value	$357,577,078

Class 1:
Net assets, at value	$33,517,565

Shares outstanding	1,966,511

Net asset value and maximum offering price per share	$17.04

Class 2:
Net assets, at value	$310,300,304

Shares outstanding	20,387,988

Net asset value and maximum offering price per share	$15.22

Class 4:
Net assets, at value	$13,759,209

Shares outstanding	870,362

Net asset value and maximum offering price per share	$15.81

FSC-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2018

Franklin Small-Mid Cap Growth VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$2,447,880
Non-controlled affiliates (Note 3e)	153,752
Income from securities loaned:
Non-controlled affiliates (Note 3e)	46,844

Total investment income	2,648,476

Expenses:
Management fees (Note 3a)	3,477,375
Distribution fees: (Note 3c)
Class 2	952,146
Class 4	54,340
Custodian fees (Note 4)	3,813
Reports to shareholders	159,529
Professional fees	52,296
Trustees’ fees and expenses	3,210
Other	27,510

Total expenses	4,730,219
Expense reductions (Note 4)	(12)
Expenses waived/paid by affiliates (Note 3e)	(51,607)

Net expenses	4,678,600

Net investment income (loss)	(2,030,124)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	59,106,093
Foreign currency transactions	(4,318)

Net realized gain (loss)	59,101,775

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(74,199,939)

Net realized and unrealized gain (loss)	(15,098,164)

Net increase (decrease) in net assets resulting from operations	$(17,128,288)

*Foreign taxes withheld on dividends	$42

The accompanying notes are an integral part of these financial statements. | Annual Report	FSC-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Small-Mid Cap Growth VIP Fund

	Year Ended December 31,

	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(2,030,124)	$(2,151,916)
Net realized gain (loss)	59,101,775	46,758,513
Net change in unrealized appreciation (depreciation)	(74,199,939)	44,201,889

Net increase (decrease) in net assets resulting from operations	(17,128,288)	88,808,486

Distributions to shareholders: (Note 1e)
Class 1	(3,540,738)	(3,085,657)
Class 2	(39,501,499)	(39,960,537)
Class 4	(1,517,449)	(1,450,459)

Total distributions to shareholders	(44,559,686)	(44,496,653)

Capital share transactions: (Note 2)
Class 1	1,966,782	1,442,945
Class 2	(25,664,064)	(41,878,699)
Class 4	175,962	552,508

Total capital share transactions	(23,521,320)	(39,883,246)

Net increase (decrease) in net assets	(85,209,294)	4,428,587
Net assets:
Beginning of year	442,786,372	438,357,785

End of year (Note 1e)	$357,577,078	$442,786,372

FSC-16	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Small-Mid Cap Growth VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Small-Mid Cap Growth VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2018, 47.2% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Annual Report	FSC-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2018, the Fund had no securities on loan.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

FSC-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the year ended December 31, 2017, distributions to shareholders were as follows:

Distributions from net realized gains:
Class 1	$(3,085,657)
Class 2	(39,960,537)
Class 4	(1,450,459)

For the year ended December 31, 2017, undistributed net investment income (loss) included in net assets was $0.

Annual Report	FSC-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2018		2017

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	148,944	$2,929,602	111,735	$2,131,300
Shares issued in reinvestment of distributions	179,278	3,540,738	170,856	3,085,657
Shares redeemed	(231,919)	(4,503,558)	(198,990)	(3,774,012)

Net increase (decrease)	96,303	$1,966,782	83,601	$1,442,945

Class 2 Shares:
Shares sold	706,305	$12,308,866	683,937	$11,660,672
Shares issued in reinvestment of distributions	2,236,778	39,501,499	2,442,575	39,960,537
Shares redeemed	(4,433,380)	(77,474,429)	(5,392,842)	(93,499,908)

Net increase (decrease)	(1,490,297)	$(25,664,064)	(2,266,330)	$(41,878,699)

Class 4 Shares:
Shares sold	136,649	$2,474,956	145,506	$2,584,438
Shares issued in reinvestment of distributions	82,695	1,517,449	85,574	1,450,459
Shares redeemed	(205,969)	(3,816,443)	(196,455)	(3,482,389)

Net increase (decrease)	13,375	$175,962	34,625	$552,508

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $500 million
0.700%	Over $500 million, up to and including $1 billion
0.650%	Over $1 billion, up to and including $1.5 billion
0.600%	Over $1.5 billion, up to and including $6.5 billion
0.575%	Over $6.5 billion, up to and including $11.5 billion
0.550%	Over $11.5 billion, up to and including $16.5 billion
0.540%	Over $16.5 billion, up to and including $19 billion
0.530%	Over $19 billion, up to and including $21.5 billion
0.520%	In excess of $21.5 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2018, the Fund held investments in affiliated management investment companies as follows:

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

3. Transactions with Affiliates (continued)

e. Investments in Affiliated Management Investment Companies (continued)

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
						Dividends

Institutional Fiduciary Trust Money Market Portfolio, 1.99%	7,874,860	93,153,570	(88,942,512)	12,085,918	$12,085,918	$153,752	$—	$—
						Income from securities loaned

Institutional Fiduciary Trust Money Market Portfolio, 1.99%	7,817,025	66,449,782	(74,266,807)	—	—	46,844	—	—

Total Affiliated Securities					$12,085,918	$200,596	$—	$—

f. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended December 31, 2018, these purchase and sale transactions aggregated $0 and $55,780, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2018, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2018 and 2017, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$4,739,598	$—
Long term capital gain	39,820,088	44,496,653

	$44,559,686	$44,496,653

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

At December 31, 2018, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$296,965,585

Unrealized appreciation	$79,740,004
Unrealized depreciation	(17,749,287)

Net unrealized appreciation (depreciation)	$61,990,717

Distributable earnings:
Undistributed long term capital gains	$59,107,611

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2018, aggregated $188,716,179 and $262,246,644, respectively.

7. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2018, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value
96,296	Bill.com, pfd., 144A, H	12/21/18	$799,998	$799,998
733,541	DraftKings Inc	8/07/15	2,800,003	1,870,090

	Total Restricted Securities (Value is 0.7% of Net Assets)		$3,600,001	$2,670,088

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 8, 2019, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 7, 2020, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2018, the Fund did not use the Global Credit Facility.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2018, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Consumer Discretionary	$48,676,662	$—	$1,870,090	$50,546,752
Financials	29,903,485	—	799,998	30,703,483
All Other Equity Investments	265,620,149	—	—	265,620,149
Short Term Investments	12,085,918	—	—	12,085,918

Total Investments in Securities	$356,286,214	$—	$2,670,088	$358,956,302

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Small-Mid Cap Growth VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Small-Mid Cap Growth VIP Fund (the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Small-Mid Cap Growth VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $39,820,088 as a long term capital gain dividend for the fiscal year ended December 31, 2018.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 49.65% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2018.

FSC-26	Annual Report

Franklin Strategic Income VIP Fund

This annual report for Franklin Strategic Income VIP Fund covers the fiscal year ended
December 31, 2018.

Class 1 Performance Summary as of December 31, 2018

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/18	1-Year	5-Year	10-Year
Average Annual Total Return	-1.91%**	+1.82%	+6.33%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

**Total return information is based on asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 12/31/17 for financial reporting purposes, and as a result, the total returns based on those net asset values differ from the adjusted total returns reported in the Financial Highlights.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/09–12/31/18)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index and the Lipper Multi-Sector Income Funds Classification Average. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

***Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

****Source: Lipper, a Thomson Reuters Company. Please see Index Descriptions following the Fund Summaries.

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FRANKLIN STRATEGIC INCOME VIP FUND

Fund Goal and Main Investments

The Fund seeks a high level of current income, with capital appreciation over the long term as a secondary goal. Under normal market conditions, the Fund invests primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets.

Fund Risks

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. High yields reflect the higher credit risks associated with certain lower rated securities held in the portfolio. Floating rate loans and high yield corporate bonds are rated below investment grade and are subject to greater risk of default, which could result in loss of principal—a risk that may be heightened in a slowing economy. The risks of foreign securities include currency fluctuations and political uncertainty. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities and the use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Index, posted a +0.01% total return for the period under review.1 The Fund’s peers, as measured by the Lipper Multi-Sector Income Funds Classification Average, had a -1.60% return.2

Economic and Market Overview

The U.S. economy grew during the 12 months under review. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, business investment, exports and government spending. However, growth moderated in the third quarter due to declines in exports and housing investment. The manufacturing and services sectors expanded during the period. The unemployment rate declined from 4.1% in December 2017 to 3.9% at period-end.3 Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% in December 2017 to 1.9% at period-end.3

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate four times during the period, to 2.25%–2.50%, and continued to reduce its balance sheet as part of its ongoing plan to normalize monetary policy. At its December meeting, the Fed reduced the projected 2019 rate increases to two, compared to three projected previously.

The 10-year Treasury yield, which moves inversely to its price, increased during the period. The yield rose to multi-year highs several times in 2018 amid investor concerns about higher inflation and the Fed’s interest-rate path. Expectations that other central banks might scale back monetary stimulus and better-than-expected U.S. economic reports also pushed the yield higher. However, some factors weighed on the Treasury yield at certain points during the period, including concerns about political turmoil in Italy, political uncertainties in the U.S., tensions between the U.S. and North Korea, the Trump administration’s protectionist trade policies, U.S. trade disputes with its allies and China, economic turmoil in Turkey and Argentina, slowing global economic growth and expectations the Fed would slow its pace of rate increases. Overall, the 10-year Treasury yield rose from 2.40% at the beginning of the period to 2.69% at period-end.

Investment Strategy

We allocate our investments among the various types of debt available based on our assessment of changing economic, global market, industry and issuer conditions. We use a top-down analysis of macroeconomic trends, combined with a bottom-up fundamental analysis of market sectors, industries and issuers, seeking to take advantage of varying sector reactions to economic events. For example, we may evaluate business cycles, yield curves, country risk, and the relative

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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FRANKLIN STRATEGIC INCOME VIP FUND

interest rates among currencies, and values between and within markets. In selecting debt securities, we generally conduct our own analysis of the security’s intrinsic value rather than simply relying on the coupon rate or rating. We may also enter into various transactions involving certain currency-, interest rate-or credit-related derivative instruments.

What is the yield curve?

A yield curve is a line that plots the yield to maturity of bonds having equal credit quality against their maturity dates.

Manager’s Discussion

The Fund allocated assets across the broad fixed income markets. During the period, we maintained large allocations to spread sectors, primarily in high-yield corporate credit, with smaller exposures to senior secured floating rate loans and investment-grade corporate bonds. The Fund also held positions in agency mortgage-backed securities (MBS) and collateralized loan obligations (CLOs). Additionally, the Fund sought to maintain a relatively defensive positioning to U.S. interest rates.

The Fund’s U.S. dollar yield curve positioning was the most significant contributor to performance. The Fund’s non-dollar yield curve positioning boosted returns as well.

In contrast, exposure across corporate credit detracted from performance, including our positions in high-yield corporate credit, investment-grade corporate bonds, senior secured loans and CLOs. Additionally fixed-rate agency MBS and our foreign currency exposure weighed on performance.

The Fund utilized derivatives, including credit default swaps, currency forwards and government bond futures, primarily as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks compared to holding securities.

What is a currency forward?

A currency forward is a direct agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

Portfolio Composition*
Based on Consolidated Net Assets

	12/31/18	12/31/17
High-Yield Corporate Bonds	25.55%	29.80%
Floating Rate Loans	19.66%	16.10%
Investment-Grade Corporate Bonds	15.30%	17.60%
Agency Mortgage-Backed Securities	10.61%	9.90%
Collateralized Loan Obligations	8.97%	4.00%
Residential Mortgage-Backed Securities	8.06%	3.10%
International Government & Agency Bonds	5.50%	9.07%
Commercial Mortgage-Backed Securities	2.45%	2.40%
Treasury Inflation-Protected Securities	2.24%	2.80%
Asset-Backed Securities	1.86%	2.10%
U.S. Treasury Securities	1.84%	4.10%
Municipal Bonds	1.35%	0.90%
Other	0.62%	0.90%
Covered Bonds	0.13%	0.00%
Short-Term Investments & Other Net Assets	-4.14%	-2.80%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. The composition may not match the Statement of Investments (SOI).

What is a credit derivative?

A credit derivative is a contract agreement between the Fund and a counterparty that is principally used by the Fund to gain or increase exposure to certain financial assets and/or to hedge against credit risk.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Thank you for your participation in Franklin Strategic Income VIP Fund. We look forward to serving your future investment needs.

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FRANKLIN STRATEGIC INCOME VIP FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN STRATEGIC INCOME VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison
with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Fund-Level Expenses Paid During Period 7/1/18–12/31/18 [1,2]	Ending Account Value 12/31/18	Fund-Level Expenses Paid During Period 7/1/18–12/31/18 [1,2]	Net Annualized Expense Ratio [2]
Class 1	$1,000	$994.40	$3.22	$1,021.98	$3.26	0.64%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Annual Report	FSI-5

FSI P1 09/18

SUPPLEMENT DATED SEPTEMBER 4, 2018

TO THE PROSPECTUS DATED MAY 1, 2018

OF

FRANKLIN STRATEGIC INCOME VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I.  The following is added to the “Fund Summaries – Franklin Strategic Income VIP Fund – Principal Investment Strategies” section of the prospectus:

The Fund may invest a small portion of its assets in marketplace loans to consumers and small and mid-sized enterprises or companies (SMEs) originated through online lending platforms.

II.  The following is added to the “Fund Summaries – Franklin Strategic Income VIP Fund – Principal Risks” section of the prospectus:

Marketplace Loans Marketplace loans are subject to the risks associated with debt investments generally, including but not limited to, interest rate, credit, liquidity, high yield debt, market and income risks. Marketplace loans generally are not rated by rating agencies, are often unsecured, and are highly risky and speculative investments. Lenders and investors, such as the Fund, assume all of the credit risk on the loans they fund or purchase and there are no assurances that payments due on underlying loans will be made. In addition, investments in marketplace loans may be adversely affected if the platform operator or a third-party service provider becomes unable or unwilling to fulfill its obligations in servicing the loans. Moreover, the Fund may have limited information about the underlying marketplace loans and information provided to the platform regarding the loans and the borrowers’ credit information may be incomplete, inaccurate or outdated. It also may be difficult for the Fund to sell an investment in a marketplace loan before maturity at the price at which the Fund believes the loan should be valued because these loans typically are considered by the Fund to be illiquid securities.

III.  The following is added to the “Fund Details – Franklin Strategic Income VIP Fund – Principal Investment Policies and Practices” section of the prospectus:

The Fund may invest a small portion of its assets in marketplace loans to consumers and small and mid-sized enterprises or companies (SMEs). Marketplace loans are loans that are originated through online lending platforms that match consumers, SMEs, and other borrowers seeking loans with investors willing to provide the funding for such loans. These borrowers may seek such loans for a variety of different purposes (e.g., loans for education, loans to fund elective medical procedures or loans for franchise financing). The yield to the lender on a marketplace loan is the fixed interest rate assigned by the platform to the loan net of any fees charged by the platform, including servicing fees, which cover the costs of services such as screening borrowers for their eligibility, managing the supply and demand of the marketplace, and facilitating payments and debt collection, among other things.

IV.  The following is added to the “Fund Details – Franklin Strategic Income VIP Fund – Principal Risks” section of the prospectus:

Marketplace Loans

Marketplace Loans are subject to the risks associated with debt investments generally, including but not limited to, interest rate, credit, liquidity, high yield debt, market and income risks. Marketplace loans generally are not rated by rating agencies, are often unsecured, and are highly risky and speculative investments. Lenders and investors, such as the Fund, assume all of the credit risk on the loans they fund or purchase and there are no assurances that payments due on underlying loans will be made. The Fund may not have direct recourse against the borrower or may be otherwise limited in its ability to enforce its rights with respect to its investment in marketplace loans, particularly in the case of unsecured loans. In addition, lenders and investors are not entitled to recover any deficiency of principal or interest from the platform operator if the underlying borrower defaults on its payments due with respect to a loan. Investments in marketplace loans may be adversely affected if the platform operator or a third-party service provider becomes unable or unwilling to fulfill its obligations in servicing the loans. Moreover, the Fund may have limited information about the underlying marketplace loans and the information provided

FSI-6

to the platform regarding the loans and borrowers’ credit information may be incomplete, inaccurate or outdated. Additionally, the terms of certain loans may not restrict the borrowers from incurring additional debt. If a borrower incurs additional debt after obtaining a loan through a platform, the additional debt may adversely affect the borrower’s creditworthiness generally, and could result in the financial distress, insolvency or bankruptcy of the borrower. To the extent borrowers incur other indebtedness that is secured, such as a mortgage, the ability of the secured creditors to exercise collection remedies against the assets of that borrower may impair the borrower’s ability to repay its marketplace loan or it may impair the platform’s ability to collect on the marketplace loan upon default. When a marketplace loan is unsecured, borrowers may choose to repay other loans before repaying a loan facilitated through a platform because the borrowers have no collateral at risk. The Fund will not be made aware of any additional debt incurred by a borrower or whether such debt is secured, which could allow other creditors to move more quickly to claim assets of the borrower. Furthermore, U.S. based marketplace lending platforms are subject to extensive regulation, which could impair the enforcement of marketplace loans, among other things.

Finally, marketplace loans are not listed on any securities exchange and an active secondary market for such loans does not currently exist and may not develop in the future. It may be difficult for the Fund to sell an investment in a loan before its maturity at the price at which the Fund believes the loan should be valued. The Fund typically considers its investments in marketplace loans to be illiquid for purposes of its limitation on illiquid investments.

Please keep this supplement with your prospectus for future reference.

FSI-7

FSI P2 10/18

SUPPLEMENT DATED OCTOBER 30, 2018

TO THE PROSPECTUSES

DATED MAY 1, 2018

OF

FRANKLIN STRATEGIC INCOME VIP FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectuses are amended as follows:

I.  The following is added to the “Franklin Strategic Income VIP Fund – Fund Summaries – Principal Investment Strategies” section of the prospectuses:

The Fund may invest significantly in complex fixed income securities, such as collateralized debt obligations (“CDOs”), which are generally types of asset-backed securities

II.  The following is added to the “Franklin Strategic Income VIP Fund – Fund Summaries – Principal Risks” section of the prospectuses:

Collateralized Debt Obligations (CDOs) The risks of an investment in a CDO, a type of asset backed security, depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests. CDOs may be deemed to be illiquid securities and subject to the Fund’s restrictions on investments in illiquid securities. In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment.

Please keep this supplement with your prospectus for future reference.

FSI-8	Annual Report

FSI P3 12/18

SUPPLEMENT DATED DECEMBER 3, 2018

TO THE PROSPECTUSES

DATED MAY 1, 2018

OF

FRANKLIN STRATEGIC INCOME VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I.  Effective December 31, 2018, the portfolio management team under the “FUND SUMMARIES – Franklin Strategic Income VIP Fund – Portfolio Managers” section on page FSI-S6 is replaced with the following:

Portfolio Managers

Roger Bayston, CFA Executive Vice President of Advisers and portfolio manager of the Fund since 2015.

Sonal Desai, Ph.D. Senior Vice President of Advisers and portfolio manager of the Fund since December 2018.

Patricia O’Connor, CFA Vice President of Advisers and portfolio manager of the Fund since 2016.

II.  Effective December 31, 2018, the portfolio management team under the “Fund Details – Franklin Strategic Income VIP Fund – Management” section on page FSI-D13 is replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investments in U.S. and foreign debt securities. The portfolio managers of the team are as follows:

Roger Bayston, CFA Executive Vice President of Advisers

Mr. Bayston has been a portfolio manager of the Fund since 2015. He joined Franklin Templeton Investments in 1991.

Sonal Desai, Ph.D. Senior Vice President of Advisers

Dr. Desai has been a portfolio manager of the Fund since December 2018. She joined Franklin Templeton Investments in 2009.

Patricia O’Connor, CFA Vice President of Advisers

Ms. O’Connor has been portfolio manager of the Fund since 2016. She joined Franklin Templeton Investments in 1997.

As co-lead portfolio managers, Dr. Desai and Mr. Bayston are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. They have equal authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time. Ms. O’Connor provides the Fund with research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Please keep this supplement with your prospectus for future reference.

Annual Report	FSI-9

VIP SA1 09/18

SUPPLEMENT DATED SEPTEMBER 4, 2018

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2018

OF FRANKLIN STRATEGIC INCOME VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

The Statement of Additional Information (SAI) is amended as follows:

I.  The following is added to the bullet point list in “The Funds – Goals, Additional Strategies and Risks – Franklin Strategic Income VIP Fund” section of the SAI:

•	invest in marketplace loans

II.  The following is added to the “Glossary of Investments, Techniques, Strategies and Their Risks” section of the SAI:

Marketplace loans Marketplace loans are originated through online platforms that provide a marketplace for lending and match consumers, small and mid-sized enterprises or companies (“SMEs”), and other borrowers seeking loans with investors willing to provide the funding for such loans (“Marketplace Loans”). These borrowers may seek such loans for a variety of different purposes (e.g., loans for education, loans to fund elective medical procedures or loans for franchise financing). The procedures through which borrowers obtain loans can vary between platforms, and between the types of loans (e.g., consumer versus SME). Marketplace lending is often referred to as “peer to peer” lending because of the industry’s initial focus on individual investors and consumer loan borrowers. However, since its inception, the industry has grown to include substantial involvement by institutional investors.

In the case of consumer platforms, prospective borrowers must disclose or otherwise make available to the platform operator certain financial and other information including, for example, the borrower’s credit score (as determined by a credit reporting agency), income, debt-to-income ratio, credit utilization, employment status, homeownership status, number of existing credit lines, intended use of funds, and the number and/or amount of recent payment defaults and delinquencies, certain of which information is then made available to prospective lenders. The borrower must satisfy the minimum eligibility requirements set by the platform operator. The platform operator uses the information provided by the borrower (along with other relevant data such as the characteristics of the loan) to assign its own credit rating (in the case of most consumer platforms) and the interest rate for the requested loan.

Lenders may select which loans to fund based on such borrower-provided information and platform-assigned credit rating (to the extent one is assigned) and the yield to the lender. The yield to the lender is the fixed interest rate assigned by the platform to the loan net of any fees charged by the platform, including servicing fees. Such servicing fees cover services such as screening borrowers for their eligibility, managing the supply and demand of the marketplace, and facilitating payments and debt collection, among other things. A typical servicing fee charged to the lender is 1% of the outstanding loan balance. Platforms may also charge borrowers an origination fee, which is typically 1% to 5% of the loan balance. The platforms may set limits as to the maximum dollar amount that may be requested by a borrower (whether through one or multiple loans) and the minimum dollar amount that a lender must provide under each loan. The loans originated through the online consumer lending platforms typically have a fixed term ranging between six months and five years in principal amounts with a minimum (e.g., $1,000) and maximum (e.g., $100,000), and typically amortize through equal monthly payments to their maturity dates.

In the United States, platforms are subject to extensive regulation, oversight and examination at the federal, state and local level, and across multiple jurisdictions if they operate their business nationwide. Accordingly, platforms are generally subject to various securities, lending, licensing and consumer protection laws. Most states limit by statute the maximum rate of interest that lenders may charge on consumer loans. A limited number of states also may have interest rate caps for certain commercial loans. The maximum permitted interest rate can vary substantially between states. Some states impose a fixed maximum rate while others link the maximum rate to a floating rate index. Some platforms obtain state lending licenses and lend directly to borrowers. Other platform operators through a contractual relationship with a bank purchase bank originated loans. In this model, an operator of a platform may be able to (through existing law and legal interpretations) be the

FSI-10	Annual Report

beneficiary of the federal preemption available to federally insured banks that preempt the state laws and usury rates applicable under the various state laws where borrowers reside.

Risks of marketplace loans generally. Marketplace Loans are subject to the risks associated with debt investments generally, including but not limited to, interest rate, credit, liquidity, high yield debt, market and income risks. Marketplace Loans generally are not rated by rating agencies and constitute a highly risky and speculative investment. There can be no assurance that payments due on underlying Marketplace Loans will be made. A platform operator is not obligated to make any payments due on a Marketplace Loan except to the extent that the operator actually receives payments from the borrower on the related loan. Accordingly, lenders and investors assume all of the credit risk on the loans they fund or purchase from a platform operator and are not entitled to recover any deficiency of principal or interest from the platform operator if the underlying borrower defaults on its payments due with respect to a loan. A substantial portion of the Marketplace Loans in which the Fund may invest will not be secured by any collateral, will not be guaranteed or insured by a third party and will not be backed by any governmental authority. Accordingly, the platforms and any third-party collection agencies will be limited in their ability to collect on defaulted Marketplace Loans. In addition, a platform operator is generally not required to repurchase Marketplace Loans from a lender or purchaser except under very narrow circumstances, such as in cases of verifiable identity fraud by the borrower or as may otherwise be negotiated by a purchaser of whole loans.

To the extent a Marketplace Loan is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the Marketplace Loan. Marketplace Loans are obligations of the borrowers and the terms of certain loans may not restrict the borrowers from incurring additional debt. If a borrower incurs additional debt after obtaining a loan through a platform, the additional debt may adversely affect the borrower’s creditworthiness generally, and could result in the financial distress, insolvency or bankruptcy of the borrower. To the extent borrowers incur other indebtedness that is secured, such as a mortgage, the ability of the secured creditors to exercise collection remedies against the assets of that borrower may impair the borrower’s ability to repay its Marketplace Loan or it may impair the platform’s ability to collect on the Marketplace Loan upon default. To the extent that a Marketplace Loan is unsecured, borrowers may choose to repay obligations under other indebtedness (such as loans obtained from traditional lending sources) before repaying a loan facilitated through a platform because the borrowers have no collateral at risk. The Fund will not be made aware of any additional debt incurred by a borrower, or whether such debt is secured. The effect of this can be to allow other creditors to move more quickly to claim any assets of the borrower.

Borrower credit risk. Certain of the Marketplace Loans in which the Fund may invest may represent obligations of consumers who would not otherwise qualify for, or would have difficulty qualifying for, credit from traditional sources of lending, or SMEs that are unable to effectively access public equity or debt markets, as a result of, among other things, limited assets, adverse income characteristics, limited credit or operating history or an impaired credit record, which may include, for example in the case of consumers, a history of irregular employment, previous bankruptcy filings, repossessions of property, charged off loans and/or garnishment of wages. The average interest rate charged to, or required of, such obligors generally is higher than that charged by commercial banks and other institutions providing traditional sources of credit or that set by the debt market. As a result of the credit profile of the borrowers and the interest rates on Marketplace Loans, the delinquency and default experience on the Marketplace Loans may be significantly higher than those experienced by financial products arising from traditional sources of lending. The Fund may need to rely on the collection efforts of the platforms and third party collection agencies, which also may be limited in their ability to collect on defaulted loans. The Fund may not have direct recourse against borrowers, may not be able to obtain the identity of the borrowers in order to contact a borrower about a loan and may not be able to pursue borrowers to collect payment under loans. Borrowers may seek protection under federal bankruptcy law or similar laws. In most cases involving the bankruptcy of a borrower with an unsecured Marketplace Loan, unsecured creditors will receive only a fraction of any amount outstanding on their loan, if anything at all.

Fraud risk. The Fund is subject to the risk of fraudulent activity associated with the various parties involved in marketplace lending, including the platforms, banks, borrowers and third parties handling borrower and investor information. For example, a borrower may have supplied false or inaccurate information. A platform’s resources, technologies and fraud prevention tools may be insufficient to accurately detect and prevent fraud. A platform may have the exclusive right and ability to investigate claims of borrower identity theft, which creates a conflict of interest. If a platform determines that verifiable identity theft has occurred, it may be required to repurchase the loan or indemnify the Fund. Alternatively, if the platform denies a claim of identity theft, it would not be required to repurchase the loan or indemnify the Fund.

Annual Report	FSI-11

Platform provided credit information risk. The investment manager is reliant in part on the borrower credit information provided to it or assigned by the platforms when selecting Marketplace Loans for investment. To the extent a credit rating is assigned to each borrower by a platform, such rating may not accurately reflect the borrower’s actual creditworthiness. A platform may be unable, or may not seek, to verify all of the borrower information obtained by it. Borrower information on which platforms and lenders may rely may be outdated. In addition, certain information that the investment manager would otherwise seek may not be available, such as financial statements and other financial information. Furthermore, the investment manager may be unable to perform any independent follow-up verification with respect to a borrower to the extent the borrower’s name, address and other contact information is required to remain confidential. In addition, the platforms’ credit decisions and scoring models are based on algorithms that could potentially contain programming or other errors or prove to be ineffective or otherwise flawed.

Liquidity risk. Investors that acquire Marketplace Loans directly from platforms must generally hold their loans through maturity in order to recoup their entire principal. No Marketplace Loans currently being offered have been registered with the U.S. Securities and Exchange Commission. In addition, Marketplace Loans are not listed on any securities exchange (although secondary market trading in pass-through notes issued by one platform does occur on one electronic “alternative trading system”). An active secondary market for Marketplace Loans does not currently exist and an active market for the Marketplace Loans may not develop in the future. Accordingly, it may be difficult for the Fund to sell an investment in Marketplace Loans at the price which the Fund believes the loan should be valued. The Fund typically considers its investments in Marketplace Loans to be illiquid for purposes of its limitation on illiquid investments.

Platform risk. To the extent that the Fund invests in Marketplace Loans, it will be dependent on the continued success of the platforms that originate such loans. The Fund materially depends on such platforms for loan data and the origination, sourcing and servicing of Marketplace Loans and on the platform’s ability to collect, verify and provide information to the Fund about each Marketplace Loan and borrower.

Regulatory and judicial risks. The platforms through which Marketplace Loans are originated are subject to various statutes, rules and regulations issued by federal, state and local government authorities. Federal and state consumer protection laws in particular impose requirements and place restrictions on creditors and service providers in connection with extensions of credit and collections on personal loans and protection of sensitive customer data obtained in the origination and servicing thereof. Platforms are also subject to laws relating to electronic commerce and transfer of funds in conducting business electronically. A failure to comply with the applicable rules and regulations may, among other things, subject the platform or its related entities to certain registration requirements with government authorities and the payment of any penalties and fines; result in the revocation of their licenses; cause the loan contracts originated by the platform to be voided or otherwise impair the enforcement of such loans; and subject them to potential civil and criminal liability, class action lawsuits and/or administrative or regulatory enforcement actions.

FSI-12	Annual Report

The federal and state consumer protection laws generally (i) require lenders to provide consumers with specified disclosures regarding the terms of the loans and/or impose substantive restrictions on the terms on which loans are made; (ii) prohibit lenders from discriminating against consumers on the basis of certain protected classes; and (iii) restrict the actions that a lender or debt collector can take to realize on delinquent or defaulted loans. Marketplace lending industry participants, including platforms, may be subject in certain cases to increased risk of litigation alleging violations of federal and state laws and regulations. In addition, courts have recently considered the regulatory environment applicable to marketplace lending platforms and purchasers of Marketplace Loans. In light of recent decisions, if upheld and widely applied, certain marketplace lending platforms could be required to restructure their operations and certain loans previously made by them through funding banks may not be enforceable, whether in whole or in part, by investors holding such loans or such loans could be subject to reduced returns and/or the platform subject to fines and penalties. As a result, Marketplace Loans purchased by the Fund could become unenforceable, thereby causing losses for shareholders.

Please keep this supplement with your prospectus for future reference.

Annual Report	FSI-13

VIP SA3 10/18

SUPPLEMENT DATED OCTOBER 30, 2018

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2018

OF

FRANKLIN STRATEGIC INCOME VIP FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The Statement of Additional Information (SAI) is amended as follows:

I.  The fifth bullet point in the list of bullet points under the “The Funds – Goals, Additional Strategies and Risks – Franklin Strategic Income VIP Fund (Strategic Income Fund)” heading in the SAI is deleted.

Please keep this supplement with your prospectus for future reference.

FSI-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Consolidated Financial Highlights

Franklin Strategic Income VIP Fund

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.15	$11.01	$10.55	$11.90	$12.64

Income from investment operations[a]:

Net investment income[b]	0.47	0.45	0.48	0.53	0.54

Net realized and unrealized gains (losses)	(0.65)	0.04	0.37	(0.91)	(0.25)

Total from investment operations	(0.18)	0.49	0.85	(0.38)	0.29

Less distributions from:

Net investment income and net foreign currency gains	(0.32)	(0.35)	(0.39)	(0.77)	(0.78)

Net realized gains	—	—	—	(0.20)	(0.25)

Total distributions	(0.32)	(0.35)	(0.39)	(0.97)	(1.03)

Net asset value, end of year.	$10.65	$11.15	$11.01	$10.55	$11.90

Total return[c]	(1.65)%	4.46%	8.25%	(3.62)%	2.12%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.67%	0.68%	0.67%	0.63%	0.63%

Expenses net of waiver and payments by affiliates[d]	0.63%	0.63%	0.60%	0.62%	0.62%

Net investment income	4.28%	4.00%	4.42%	4.71%	4.34%

Supplemental data

Net assets, end of year (000’s)	$302,610	$361,465	$396,170	$441,658	$574,850

Portfolio turnover rate	107.90% [e]	108.73%	128.51%	85.85%	55.64%

Portfolio turnover rate excluding mortgage dollar rolls[f]	40.38% [e]	48.11%	77.93%	51.47%	48.86%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 11.

fSee Note 1(h) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	FSI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income VIP Fund (continued)

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.76	$10.64	$10.21	$11.55	$12.30

Income from investment operations[a]:

Net investment income[b]	0.42	0.40	0.43	0.49	0.49

Net realized and unrealized gains (losses)	(0.61)	0.04	0.36	(0.89)	(0.24)

Total from investment operations	(0.19)	0.44	0.79	(0.40)	0.25

Less distributions from:

Net investment income and net foreign currency gains	(0.29)	(0.32)	(0.36)	(0.74)	(0.75)

Net realized gains	—	—	—	(0.20)	(0.25)

Total distributions	(0.29)	(0.32)	(0.36)	(0.94)	(1.00)

Net asset value, end of year.	$10.28	$10.76	$10.64	$10.21	$11.55

Total return[c]	(1.77)%	4.17%	7.94%	(3.87)%	1.86%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.92%	0.93%	0.92%	0.88%	0.88%

Expenses net of waiver and payments by affiliates[d]	0.88%	0.88%	0.85%	0.87%	0.87%

Net investment income	4.03%	3.75%	4.17%	4.46%	4.09%

Supplemental data

Net assets, end of year (000’s)	$89,264	$214,271	$203,418	$202,192	$206,571

Portfolio turnover rate	107.90% [e]	108.73%	128.51%	85.85%	55.64%

Portfolio turnover rate excluding mortgage dollar rolls[f]	40.38% [e]	48.11%	77.93%	51.47%	48.86%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 11.

.fSee Note 1(h) regarding mortgage dollar rolls.

FSI-16	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income VIP Fund (continued)

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.04	$10.90	$10.44	$11.78	$12.51

Income from investment operations[a]:

Net investment income[b]	0.43	0.40	0.43	0.49	0.49

Net realized and unrealized gains (losses)	(0.64)	0.04	0.38	(0.91)	(0.25)

Total from investment operations	(0.21)	0.44	0.81	(0.42)	0.24

Less distributions from:

Net investment income and net foreign currency gains	(0.27)	(0.30)	(0.35)	(0.72)	(0.72)

Net realized gains	—	—	—	(0.20)	(0.25)

Total distributions	(0.27)	(0.30)	(0.35)	(0.92)	(0.97)

Net asset value, end of year.	$10.56	$11.04	$10.90	$10.44	$11.78

Total return[c]	(1.88)%	4.08%	7.86%	(3.98)%	1.75%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.02%	1.03%	1.02%	0.98%	0.98%

Expenses net of waiver and payments by affiliates[d]	0.98%	0.98%	0.95%	0.97%	0.97%

Net investment income	3.93%	3.65%	4.07%	4.36%	3.99%

Supplemental data

Net assets, end of year (000’s)	$60,763	$74,013	$80,175	$92,965	$113,986

Portfolio turnover rate	107.90% [e]	108.73%	128.51%	85.85%	55.64%

Portfolio turnover rate excluding mortgage dollar rolls[f]	40.38% [e]	48.11%	77.93%	51.47%	48.86%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 11.

fSee Note 1(h) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	FSI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Consolidated Statement of Investments, December 31, 2018

Franklin Strategic Income VIP Fund

		Country	Shares/ Warrants	Value

	Common Stocks and Other Equity Interests 0.3%
	Consumer Services 0.0%†
a,b,c	Turtle Bay Resort	United States	1,901,449	$41,832

	Energy 0.3%
a	Birch Permian Holdings Inc.	United States	9,172	100,892
a	Birch Permian Holdings Inc.	United States	71,492	750,666
a	Halcon Resources Corp.	United States	78,920	134,164
a	Halcon Resources Corp., wts., 9/09/20.	United States	6,591	338
a	Midstates Petroleum Co. Inc.	United States	565	4,243
a,c	Midstates Petroleum Co. Inc., wts., 4/21/20	United States	4,005	10
a	Penn Virginia Corp.	United States	72	3,892
a	Riviera Resources Inc.	United States	6,922	109,368
a	Roan Resources Inc.	United States	6,922	58,006

				1,161,579

	Materials 0.0%†
a	Verso Corp., A	United States	5,620	125,888
a	Verso Corp., wts., 7/25/23	United States	592	3,078

				128,966

	Retailing 0.0%†
a,c,d	K2016470219 South Africa Ltd., A	South Africa	14,792,309	10,295
a,c,d	K2016470219 South Africa Ltd., B	South Africa	1,472,041	1,025

				11,320

	Transportation 0.0%†
a	CEVA Logistics AG	Switzerland	7,190	218,178

	Total Common Stocks and Other Equity Interests (Cost $7,910,952)			1,561,875

	Management Investment Companies 5.6%
	Diversified Financials 5.6%
e	Franklin Lower Tier Floating Rate Fund	United States	1,430,188	13,000,405
e	Franklin Middle Tier Floating Rate Fund	United States	1,358,951	12,230,563

	Total Management Investment Companies (Cost $27,540,113)			25,230,968

			Principal Amount*

	Corporate Bonds 42.3%
	Automobiles & Components 0.2%
	Fiat Chrysler Automobiles NV, senior note, 5.25%, 4/15/23	United Kingdom	970,000	956,362

	Banks 3.6%
	Bank of America Corp.,
	senior bond, 3.248%, 10/21/27	United States	647,000	598,986
	senior note, 3.50%, 4/19/26	United States	2,480,000	2,390,840
	CIT Group Inc., senior bond, 5.00%, 8/15/22	United States	809,000	799,899
	Citigroup Inc.,
	senior note, 3.30%, 4/27/25	United States	243,000	231,193
	senior note, 3.40%, 5/01/26	United States	1,106,000	1,042,506
	senior note, 3.20%, 10/21/26	United States	2,425,000	2,241,764
	sub. bond, 5.50%, 9/13/25	United States	405,000	425,783
	sub. note, 4.05%, 7/30/22	United States	243,000	244,294

FSI-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value

	Corporate Bonds (continued)
	Banks (continued)
f	ICICI Bank Ltd./Dubai, senior note, 144A, 3.80%, 12/14/27	India	1,294,000		$1,171,806
f	Intesa Sanpaolo SpA, senior note, 144A, 6.50%, 2/24/21	Italy	200,000		205,523
	JPMorgan Chase & Co.,
	[g] junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	213,000		208,740
	[g] junior sub. bond, X, 6.10% to 10/01/24, FRN thereafter, Perpetual	United States	405,000		402,975
	senior bond, 3.30%, 4/01/26	United States	324,000		309,004
	senior bond, 3.20%, 6/15/26	United States	1,213,000		1,144,065
	sub. note, 3.375%, 5/01/23	United States	809,000		791,734
	sub. note, 3.875%, 9/10/24.	United States	809,000		798,150
h	Turkiye Vakiflar Bankasi TAO, secured note, Reg S, 2.375%, 11/04/22	Turkey	500,000	EUR	550,534
	Wells Fargo & Co.,
	[g] junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	713,000		680,202
	senior note, 3.00%, 4/22/26	United States	2,021,000		1,886,022

					16,124,020

	Capital Goods 1.4%
	Aircastle Ltd., senior note, 4.125%, 5/01/24	United States	1,317,000		1,244,161
f	Beacon Roofing Supply Inc., senior note, 144A, 4.875%, 11/01/25	United States	1,294,000		1,141,955
	CNH Industrial NV, senior bond, 3.85%, 11/15/27	United Kingdom	566,000		520,304
	Legrand France SA, senior bond, 8.50%, 2/15/25	France	100,000		123,520
	Tennant Co., senior note, 5.625%, 5/01/25	United States	809,000		766,528
f	Terex Corp., senior note, 144A, 5.625%, 2/01/25	United States	1,617,000		1,507,852
f	Vertiv Group Corp., senior note, 144A, 9.25%, 10/15/24	United States	1,294,000		1,196,950

					6,501,270

	Commercial & Professional Services 0.8%
f	IHS Markit Ltd., senior note, 144A, 4.00%, 3/01/26	United States	970,000		911,800
	United Rentals North America Inc., senior bond, 5.875%, 9/15/26	United States	1,294,000		1,224,448
f	West Corp., senior note, 144A, 8.50%, 10/15/25	United States	2,021,000		1,606,695

					3,742,943

	Consumer Durables & Apparel 1.0%
f	Hanesbrands Inc., senior bond, 144A, 4.875%, 5/15/26	United States	2,182,000		1,977,437
	KB Home, senior note, 7.00%, 12/15/21	United States	970,000		990,613
	PulteGroup Inc., senior bond, 5.00%, 1/15/27	United States	809,000		735,179
	Toll Brothers Finance Corp., senior bond, 5.625%, 1/15/24	United States	889,000		875,664

					4,578,893

	Consumer Services 1.8%
f	1011778 BC ULC/New Red Finance Inc.,
	secured note, second lien, 144A, 5.00%, 10/15/25	Canada	970,000		894,825
	senior secured note, first lien, 144A, 4.25%, 5/15/24	Canada	728,000		672,170
f	Golden Nugget Inc., senior note, 144A, 6.75%, 10/15/24	United States	1,132,000		1,069,740
f	International Game Technology PLC, senior secured bond, 144A, 6.50%, 2/15/25	United States	1,051,000		1,040,490
f	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC,
	senior note, 144A, 5.00%, 6/01/24	United States	728,000		704,340
	senior note, 144A, 5.25%, 6/01/26	United States	1,051,000		1,019,501
	Marriott International Inc., senior bond, 3.75%, 10/01/25	United States	1,213,000		1,179,690
f	Stars Group Holdings BV/Stars Group U.S. Co-Borrower LLC, senior note, 144A, 7.00%, 7/15/26	Canada	566,000		551,850

Annual Report	FSI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Consumer Services (continued)
f	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25	United States	970,000	$906,950

				8,039,556

	Diversified Financials 2.2%
	Capital One Financial Corp., senior note, 3.20%, 2/05/25	United States	1,617,000	1,512,239
	The Goldman Sachs Group Inc.,
	senior note, 3.50%, 1/23/25	United States	1,725,000	1,637,153
	senior note, 3.75%, 2/25/26	United States	1,213,000	1,149,392
	Morgan Stanley,
	senior bond, 3.591% to 7/22/27, FRN thereafter, 7/22/28	United States	809,000	765,451
	senior note, 3.875%, 1/27/26	United States	2,395,000	2,339,273
	Navient Corp.,
	senior note, 6.625%, 7/26/21	United States	324,000	313,470
	senior note, 7.25%, 9/25/23	United States	1,521,000	1,401,221
	senior note, 6.125%, 3/25/24	United States	905,000	780,562

				9,898,761

	Energy 4.7%
f	California Resources Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	579,000	393,720
	Cheniere Corpus Christi Holdings LLC,
	senior secured note, first lien, 7.00%, 6/30/24	United States	647,000	684,203
	senior secured note, first lien, 5.875%, 3/31/25	United States	566,000	564,585
	Cheniere Energy Partners LP, senior secured note, first lien, 5.25%, 10/01/25	United States	970,000	908,163
	CNOOC Finance 2015 USA LLC, senior note, 3.50%, 5/05/25	China	1,051,000	1,023,480
	CONSOL Energy Inc., senior note, 5.875%, 4/15/22	United States	2,021,000	1,945,212
	Energy Transfer LP, senior bond, first lien, 7.50%, 10/15/20	United States	1,536,000	1,601,280
	Energy Transfer Operating LP,
	senior bond, 5.20%, 2/01/22.	United States	809,000	831,317
	senior bond, 4.05%, 3/15/25.	United States	200,000	189,853
	Energy Transfer Partners LP/Regency Energy Finance Corp., senior note, 5.00%, 10/01/22	United States	405,000	413,626
f,i	EnQuest PLC, senior note, 144A, PIK, 7.00%, 4/15/22	United Kingdom	1,020,556	692,702
	Exxon Mobil Corp., senior note, 2.222%, 3/01/21	United States	324,000	319,424
f,j	Gaz Capital SA, (OJSC Gazprom), loan participation, senior note, 144A, 3.85%, 2/06/20	Russia	1,213,000	1,209,428
	Kinder Morgan Inc.,
	senior bond, 4.30%, 6/01/25.	United States	1,617,000	1,611,199
	senior note, 3.15%, 1/15/23	United States	1,213,000	1,177,971
	Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	1,617,000	1,544,235
	Oceaneering International Inc., senior note, 4.65%, 11/15/24	United States	200,000	158,536
	Sabine Pass Liquefaction LLC,
	senior secured note, first lien, 5.625%, 2/01/21	United States	1,617,000	1,666,370
	senior secured note, first lien, 5.625%, 4/15/23	United States	728,000	767,656
	Sanchez Energy Corp., senior note, 6.125%, 1/15/23	United States	243,000	44,955
f	Sinopec Group Overseas Development 2016 Ltd., senior note, 144A, 2.75%, 9/29/26	China	1,051,000	957,613
	Sunoco LP/Sunoco Finance Corp., senior note, 4.875%, 1/15/23	United States	485,000	474,088

FSI-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Energy (continued)
	Weatherford International Ltd.,
	senior note, 7.75%, 6/15/21	United States	647,000	$488,485
	senior note, 8.25%, 6/15/23	United States	809,000	491,468
f	Woodside Finance Ltd.,
	senior bond, 144A, 3.70%, 3/15/28	Australia	647,000	595,628
	senior note, 144A, 3.70%, 9/15/26	Australia	405,000	374,006

				21,129,203

	Food & Staples Retailing 0.8%
f	Aramark Services Inc., senior bond, 144A, 5.00%, 2/01/28	United States	647,000	604,945
	Kroger Co., senior bond, 2.65%, 10/15/26	United States	1,132,000	1,009,350
	Walgreens Boots Alliance Inc., senior note, 3.80%, 11/18/24	United States	2,087,000	2,056,372

				3,670,667

	Food, Beverage & Tobacco 1.4%
	Bunge Ltd. Finance Corp., senior note, 3.25%, 8/15/26	United States	200,000	175,612
f	Imperial Brands Finance PLC, senior note, 144A, 3.50%, 2/11/23	United Kingdom	1,698,000	1,649,363
	Kraft Heinz Foods Co., senior bond, 3.00%, 6/01/26	United States	1,940,000	1,734,335
f	Lamb Weston Holdings Inc.,
	senior note, 144A, 4.625%, 11/01/24	United States	485,000	472,875
	senior note, 144A, 4.875%, 11/01/26	United States	1,132,000	1,092,380
f	Post Holdings Inc.,
	senior bond, 144A, 5.625%, 1/15/28	United States	405,000	374,119
	senior note, 144A, 5.50%, 3/01/25	United States	809,000	779,520
	Reynolds American Inc., senior note, 4.45%, 6/12/25	United Kingdom	200,000	193,196

				6,471,400

	Health Care Equipment & Services 2.7%
f	Avantor Inc., senior secured note, first lien, 144A, 6.00%, 10/01/24	United States	1,617,000	1,592,745
	Centene Corp.,
	senior note, 4.75%, 5/15/22	United States	1,374,000	1,361,977
	[f] senior note, 144A, 5.375%, 6/01/26.	United States	324,000	315,900
	CHS/Community Health Systems Inc.,
	senior note, 6.875%, 2/01/22	United States	283,000	130,180
	[f] senior note, 144A, 8.125%, 6/30/24.	United States	38,000	27,930
	senior secured note, first lien, 6.25%, 3/31/23	United States	405,000	369,583
	CVS Health Corp., senior bond, 4.30%, 3/25/28	United States	809,000	793,654
	DaVita Inc.,
	senior bond, 5.125%, 7/15/24	United States	405,000	380,700
	senior bond, 5.00%, 5/01/25	United States	728,000	663,390
	senior note, 5.75%, 8/15/22	United States	809,000	806,977
	Edwards Lifesciences Corp., senior note, 4.30%, 6/15/28	United States	243,000	246,291
	HCA Inc.,
	senior bond, 5.875%, 5/01/23	United States	1,213,000	1,231,195
	senior secured bond, first lien, 5.25%, 4/15/25	United States	485,000	483,788
	senior secured bond, first lien, 5.50%, 6/15/47	United States	970,000	921,500
f	MEDNAX Inc., senior note, 144A, 6.25%, 1/15/27	United States	600,000	580,500
f	MPH Acquisition Holdings LLC, senior note, 144A, 7.125%, 6/01/24	United States	728,000	680,680
f,i	Polaris Intermediate Corp., senior note, 144A, PIK, 8.50%, 12/01/22	United States	200,000	183,174
	Stryker Corp., senior bond, 3.50%, 3/15/26	United States	405,000	390,250

Annual Report	FSI-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Health Care Equipment & Services (continued)
	Tenet Healthcare Corp.,
	senior note, 5.50%, 3/01/19	United States	243,000	$243,851
	senior note, 8.125%, 4/01/22	United States	809,000	814,056

				12,218,321

	Insurance 0.6%
f	Nippon Life Insurance Co., sub. bond, 144A, 5.10% to 10/16/24, FRN thereafter, 10/16/44	Japan	2,529,000	2,537,788

	Materials 5.7%
	ArcelorMittal,
	senior note, 5.50%, 3/01/21	France	1,455,000	1,501,043
	senior note, 6.125%, 6/01/25	France	243,000	254,163
f	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., senior note, 144A, 6.00%, 2/15/25	Luxembourg	900,000	833,625
f	BWAY Holding Co., senior note, 144A, 7.25%, 4/15/25	United States	1,778,000	1,602,422
f	Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24	Mexico	500,000	499,200
f	Cemex SAB de CV, senior secured bond, first lien, 144A, 5.70%, 1/11/25	Mexico	1,213,000	1,168,089
	The Chemours Co., senior note, 6.625%, 5/15/23	United States	837,000	848,509
f	Crown Americas LLC/Crown Americas Capital Corp., senior note, 144A, 4.75%, 2/01/26	United States	566,000	538,408
f	First Quantum Minerals Ltd., senior note, 144A, 7.25%, 4/01/23	Zambia	1,294,000	1,143,572
f	FMG Resources (August 2006) Pty. Ltd.,
	senior note, 144A, 5.125%, 3/15/23	Australia	324,000	305,978
	senior note, 144A, 5.125%, 5/15/24	Australia	647,000	605,146
	Freeport-McMoRan Inc., senior note, 4.55%, 11/14/24	United States	1,417,000	1,312,496
f	Glencore Finance Canada Ltd., senior bond, 144A, 4.95%, 11/15/21	Switzerland	809,000	826,854
f	Glencore Funding LLC,
	senior note, 144A, 4.125%, 5/30/23	Switzerland	485,000	476,662
	senior note, 144A, 4.625%, 4/29/24	Switzerland	250,000	248,684
f	INVISTA Finance LLC, senior secured note, 144A, 4.25%, 10/15/19	United States	1,536,000	1,532,304
	LYB International Finance BV, senior note, 4.00%, 7/15/23	United States	1,698,000	1,695,852
f	New Gold Inc., senior note, 144A, 6.375%, 5/15/25	Canada	566,000	432,990
f	Northwest Acquisitions ULC/Dominion Finco Inc., secured note, second lien, 144A, 7.125%, 11/01/22	Canada	324,000	321,094
f	Novelis Corp., senior bond, 144A, 5.875%, 9/30/26	United States	1,859,000	1,649,862
f	Owens-Brockway Glass Container Inc.,
	senior note, 144A, 5.00%, 1/15/22	United States	1,132,000	1,124,925
	senior note, 144A, 5.875%, 8/15/23	United States	566,000	569,537
	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds
	Group Issuer Luxembourg SA,
	[f] senior note, 144A, 7.00%, 7/15/24	United States	405,000	386,522
	senior secured note, first lien, 5.75%, 10/15/20	United States	548,376	547,690
	[f] senior secured note, first lien, 144A, 5.125%, 7/15/23	United States	566,000	539,823
f	Sealed Air Corp.,
	senior bond, 144A, 5.125%, 12/01/24	United States	809,000	797,876
	senior bond, 144A, 5.50%, 9/15/25	United States	324,000	320,760
	senior note, 144A, 4.875%, 12/01/22	United States	485,000	481,969
	Steel Dynamics Inc.,
	senior bond, 5.50%, 10/01/24	United States	809,000	802,932
	senior note, 5.125%, 10/01/21	United States	809,000	809,000

FSI-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Materials (continued)
f	SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., senior note, 144A, 7.50%, 6/15/25	United States	1,617,000		$1,536,150

					25,714,137

	Media & Entertainment 4.8%
f	Altice Financing SA, secured bond, 144A, 7.50%, 5/15/26	Luxembourg	200,000		182,500
	AMC Networks Inc., senior note, 5.00%, 4/01/24	United States	1,617,000		1,536,150
	CCO Holdings LLC/CCO Holdings Capital Corp.,
	senior bond, 5.25%, 9/30/22.	United States	889,000		882,888
	[f] senior bond, 144A, 5.375%, 5/01/25	United States	728,000		699,790
	Clear Channel Worldwide Holdings Inc.,
	senior note, 6.50%, 11/15/22	United States	809,000		813,045
	senior sub. note, 7.625%, 3/15/20	United States	200,000		197,500
	senior sub. note, 7.625%, 3/15/20	United States	405,000		396,394
f	CSC Holdings LLC, senior secured note, first lien, 144A, 5.50%, 5/15/26	United States	1,778,000		1,680,210
	DISH DBS Corp.,
	senior bond, 6.75%, 6/01/21.	United States	405,000		401,841
	senior bond, 5.875%, 7/15/22	United States	243,000		224,471
	senior note, 5.875%, 11/15/24	United States	970,000		784,488
k	iHeartCommunications Inc.,
	senior secured bond, first lien, 9.00%, 3/01/21	United States	485,000		327,375
	senior secured note, first lien, 9.00%, 9/15/22	United States	324,000		217,080
	Netflix Inc., senior bond, 5.875%, 2/15/25.	United States	1,600,000		1,618,000
f	Nexstar Broadcasting Inc., senior note, 144A, 5.625%, 8/01/24	United States	1,617,000		1,515,937
f	Sirius XM Radio Inc.,
	senior bond, 144A, 6.00%, 7/15/24	United States	889,000		894,556
	senior bond, 144A, 5.375%, 4/15/25	United States	647,000		615,459
	Tegna Inc.,
	senior bond, 6.375%, 10/15/23	United States	809,000		814,056
f	senior bond, 144A, 5.50%, 9/15/24	United States	405,000		393,863
	senior note, 5.125%, 7/15/20	United States	405,000		405,089
	Time Warner Inc., senior bond, 2.95%, 7/15/26	United States	2,021,000		1,810,765
f	Unitymedia KabelBW GmbH, senior bond, 144A, 6.125%, 1/15/25	Germany	1,374,000		1,382,588
f	Univision Communications Inc., senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	2,021,000		1,778,480
f	Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	1,536,000		1,532,160
f	Ziggo Secured Finance BV, senior secured bond, 144A, 4.25%, 1/15/27	Netherlands	566,000	EUR	639,260

					21,743,945

	Pharmaceuticals, Biotechnology & Life Sciences 1.8%
	Allergan Funding SCS, senior bond, 3.80%, 3/15/25	United States	1,778,000		1,738,945
	Amgen Inc., senior bond, 4.95%, 10/01/41	United States	200,000		204,688
f	Bausch Health Cos. Inc.,
	senior bond, 144A, 6.125%, 4/15/25	United States	243,000		212,625
	senior note, 144A, 4.50%, 5/15/23	United States	400,000	EUR	434,703
	senior note, 144A, 8.50%, 1/31/27	United States	809,000		786,753
	senior note, first lien, 144A, 7.00%, 3/15/24	United States	200,000		202,500

Annual Report	FSI-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Pharmaceuticals, Biotechnology & Life Sciences (continued)
f	Bayer US Finance II LLC, senior bond, 144A, 4.375%, 12/15/28	Germany	889,000	$850,987
	Celgene Corp., senior bond, 3.45%, 11/15/27	United States	647,000	590,212
f,i	Eagle Holdings Co. II LLC, senior note, 144A, PIK, 7.625%, 5/15/22	United States	566,000	541,945
f	Endo DAC/Endo Finance LLC/Endo Finco Inc.,
	senior bond, 144A, 6.00%, 2/01/25	United States	970,000	700,825
	senior note, 144A, 6.00%, 7/15/23	United States	400,000	307,000
f	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, senior note, 144A, 6.375%, 8/01/23	United States	970,000	929,347
f	SABIC Capital II BV, senior note, 144A, 4.50%, 10/10/28	Saudi Arabia	600,000	599,265

				8,099,795

	Real Estate 1.2%
	American Homes 4 Rent LP, senior bond, 4.25%, 2/15/28	United States	647,000	626,767
	American Tower Corp., senior bond, 3.375%, 10/15/26	United States	1,940,000	1,808,802
	Equinix Inc.,
	senior bond, 5.375%, 4/01/23	United States	1,617,000	1,614,979
	senior bond, 5.875%, 1/15/26	United States	100,000	101,000
	MPT Operating Partnership LP/MPT Finance Corp.,
	senior bond, 5.25%, 8/01/26.	United States	647,000	613,032
	senior bond, 5.00%, 10/15/27	United States	889,000	815,102

				5,579,682

	Retailing 0.3%
	JD.com Inc., senior note, 3.125%, 4/29/21	China	200,000	193,987
c,d,i	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	South Africa	933,786	1,150
d,i	K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	South Africa	247,597	17,607
f	Party City Holdings Inc., senior note, 144A, 6.625%, 8/01/26	United States	485,000	442,563
f	PetSmart Inc., senior secured note, first lien, 144A, 5.875%, 6/01/25	United States	809,000	588,547

				1,243,854

	Semiconductors & Semiconductor Equipment 0.0%†
	Maxim Integrated Products Inc., senior note, 3.375%, 3/15/23	United States	100,000	99,730

	Software & Services 0.8%
	Fiserv Inc., senior bond, 3.85%, 6/01/25	United States	485,000	481,569
	Infor (U.S.) Inc., senior note, 6.50%, 5/15/22	United States	1,617,000	1,569,945
f	Symantec Corp., senior note, 144A, 5.00%, 4/15/25	United States	1,778,000	1,663,430

				3,714,944

	Technology Hardware & Equipment 0.4%
f	CommScope Technologies LLC,
	senior bond, 144A, 6.00%, 6/15/25	United States	324,000	296,460
	senior bond, 144A, 5.00%, 3/15/27	United States	1,374,000	1,116,375
	Juniper Networks Inc., senior bond, 5.95%, 3/15/41	United States	100,000	99,503
	Tech Data Corp., senior bond, 4.95%, 2/15/27	United States	200,000	188,136

				1,700,474

	Telecommunication Services 1.8%
f	Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	1,000,000	682,000
f	Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	1,000,000	904,290
	Hughes Satellite Systems Corp., senior bond, 6.625%, 8/01/26	United States	1,294,000	1,188,862

FSI-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Telecommunication Services (continued)
	Sprint Communications Inc.,
	senior note, 6.00%, 11/15/22	United States	405,000	$398,451
	f senior note, 144A, 7.00%, 3/01/20	United States	647,000	664,793
	Sprint Corp., senior bond, 7.875%, 9/15/23	United States	405,000	416,644
f	Sprint Spectrum Co. LLC, senior secured bond, first lien, 144A, 5.152%, 9/20/29	United States	594,000	585,090
	T-Mobile USA Inc.,
	senior bond, 6.50%, 1/15/24	United States	405,000	417,223
	senior bond, 6.375%, 3/01/25	United States	1,051,000	1,066,723
	senior note, 6.00%, 4/15/24	United States	200,000	200,500
	Verizon Communications Inc., senior note, 5.15%, 9/15/23	United States	1,617,000	1,723,745

				8,248,321

	Transportation 0.9%
f	DAE Funding LLC,
	senior note, 144A, 4.50%, 8/01/22	United Arab Emirates	324,000	311,040
	senior note, 144A, 5.00%, 8/01/24	United Arab Emirates	1,294,000	1,255,180
f	Park Aerospace Holdings Ltd., senior note, 144A, 5.25%, 8/15/22	Ireland	809,000	790,894
f	Transurban Finance Co. Pty. Ltd., senior secured bond, 144A, 3.375%, 3/22/27	Australia	889,000	828,686
	United Airlines, senior bond, 3.45%, 1/07/30	United States	766,236	741,829

				3,927,629

	Utilities 3.4%
	Calpine Corp.,
	senior bond, 5.75%, 1/15/25	United States	970,000	889,975
	senior note, 5.375%, 1/15/23	United States	1,051,000	987,940
f	Clearway Energy Operating LLC, senior note, 144A, 5.75%, 10/15/25	United States	1,132,000	1,085,305
f	Colbun SA, senior note, 144A, 3.95%, 10/11/27	Chile	700,000	649,355
	Dominion Energy Inc., senior bond, 2.85%, 8/15/26	United States	889,000	821,008
f,g	EDF SA, junior sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	2,425,000	2,299,434
	Exelon Corp., senior bond, 3.95%, 6/15/25	United States	1,455,000	1,440,979
f	InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	700,000	602,875
f	Israel Electric Corp. Ltd., secured bond, 144A, 4.25%, 8/14/28	Israel	1,000,000	955,985
	The Southern Co., senior bond, 3.25%, 7/01/26	United States	2,410,000	2,262,429
f	State Grid Overseas Investment 2016 Ltd., senior note, 144A, 3.50%, 5/04/27	China	1,051,000	1,013,768
f	Talen Energy Supply LLC, senior note, 144A, 9.50%, 7/15/22	United States	1,374,000	1,387,740
f	Three Gorges Finance I Cayman Islands Ltd., senior note, 144A, 3.15%, 6/02/26	China	1,051,000	995,118
	Virginia Electric & Power Co., senior bond, 6.35%, 11/30/37	United States	85,000	104,992

				15,496,903

	Total Corporate Bonds (Cost $204,312,653)			191,438,598

Annual Report	FSI-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value

l,m	Senior Floating Rate Interests 13.9%
	Automobiles & Components 1.1%
	Allison Transmission Inc., New Term Loans, 4.26%, (1-month USD LIBOR + 1.75%), 9/23/22	United States	828,930	$819,812
n,o	Thor Industries Inc., Term Loan B, TBD, 10/30/25	United States	2,671,233	2,537,671
	TI Group Automotive Systems LLC, Initial US Term Loan, 5.022%, (1-month USD LIBOR + 2.50%), 6/30/22	United States	1,823,170	1,743,406

				5,100,889

	Capital Goods 0.1%
	Altra Industrial Motion Corp., Term Loan, 4.522%, (1-month USD LIBOR + 2.00%), 10/01/25	United States	248,632	238,065
	Doncasters U.S. Finance LLC, Second Lien Term Loan, 11.053%, (3-month USD LIBOR + 8.25%), 10/09/20	United States	76,700	61,073
	Harsco Corp., Term Loan B-2, 4.813%, (1-month USD LIBOR + 2.25%), 12/10/24	United States	230,267	226,525

				525,663

	Commercial & Professional Services 0.4%
	KAR Auction Services Inc., Tranche B-5 Term Loans, 5.313%, (3-month USD LIBOR + 2.50%), 3/09/23	United States	680,856	664,969
	United Rentals North America Inc., Initial Term Loans, 4.272%, (1-month USD LIBOR + 1.75%), 10/30/25	United States	1,321,324	1,294,237

				1,959,206

	Consumer Services 0.7%
	Aristocrat Technologies Inc., Term B-3 Loans, 4.219%, (3-month USD LIBOR + 1.75%), 10/19/24	United States	880,321	844,008
	Avis Budget Car Rental LLC, Tranche B Term Loans, 4.53%, (1-month USD LIBOR + 2.00%), 2/13/25	United States	1,019,021	985,057
	Eldorado Resorts Inc., Initial Term Loan, 4.75%, (2-month USD LIBOR + 2.00%), 4/17/24	United States	345,096	330,429
	Las Vegas Sands LLC, Term B Loans, 4.272%, (1-month USD LIBOR + 1.75%), 3/27/25	United States	843,625	807,244

				2,966,738

	Diversified Financials 0.2%
	Trans Union LLC, 2017 Replacement Term A-2 Loans, 4.272%,
	(1-month USD LIBOR + 1.75%), 8/09/22	United States	807,139	781,916

	Energy 1.8%
	Bowie Resource Holdings LLC,
	First Lien Initial Term Loan, 8.457%, (3-month USD LIBOR + 5.75%), 8/14/20	United States	2,055,747	2,001,784
	Second Lien Initial Term Loan, 13.457%, (3-month USD LIBOR + 10.75%), 2/16/21	United States	1,248,332	1,179,674
	Fieldwood Energy LLC, Closing Date Loans, 7.772%, (1-month USD LIBOR + 5.25%), 4/11/22	United States	4,096,974	3,856,297
	Foresight Energy LLC, Term Loans, 8.277%, (3-month USD LIBOR + 5.75%), 3/28/22	United States	1,147,018	1,128,857

				8,166,612

FSI-26	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
l,m	Senior Floating Rate Interests (continued)
	Food & Staples Retailing 0.3%
	Aramark Corp., U.S. Term B-3 Loan, 4.272%, (1-month USD LIBOR + 1.75%), 3/11/25	United States	359,644	$349,451
	Smart & Final Stores LLC, First Lien Term Loan, 6.022%, (1-month USD LIBOR + 3.50%), 11/15/22	United States	1,157,580	1,074,620

				1,424,071

	Food, Beverage & Tobacco 0.4%
	JBS USA Lux S.A.,
	New Initial Term Loans, 5.022%, (1-month USD LIBOR + 2.50%), 10/30/22	United States	310,515	299,744
	New Initial Term Loans, 5.301%, (3-month USD LIBOR + 2.50%), 10/30/22	United States	1,811,294	1,748,464

				2,048,208

	Health Care Equipment & Services 0.8%
	DaVita Healthcare Partners Inc., Tranche B Term Loan, 5.272%, (1-month USD LIBOR + 2.75%), 6/24/21	United States	1,108,394	1,099,041
	HCA Inc., Term Loan B11, 4.272%, (1-month USD LIBOR + 1.75%), 3/18/23	United States	488,867	478,478
	IQVIA Inc., Term B-3 Dollar Loans, 4.272%, (1-month USD LIBOR + 1.75%), 6/11/25	United States	698,564	677,171
	Quintiles IMS Inc., Term B-2 Dollar Loans, 4.522%, (1-month USD LIBOR + 2.00%), 1/20/25	United States	1,145,123	1,111,628
	U.S. Renal Care Inc., Initial Term Loan, 7.053%, (3-month USD LIBOR + 4.25%), 12/31/22	United States	466,291	445,541

				3,811,859

	Household & Personal Products 0.2%
	Spectrum Brands, Inc.,
	USD Term Loans, 4.39% - 4.53%, (1-month USD LIBOR + 2.00%), 6/23/22	United States	709,336	692,933
	USD Term Loans, 4.59%, (3-month USD LIBOR + 2.00%), 6/23/22	United States	229,177	223,877
				916,810
	Materials 1.6%
	Ashland LLC, Term B Loan, 4.254% - 4.272%, (1-month USD LIBOR + 1.75%), 5/17/24	United States	2,432,859	2,377,110
	Axalta Coating Systems U.S. Holdings Inc., Term B-3 Dollar Loan, 4.553%, (3-month USD LIBOR + 1.75%), 6/01/24	United States	572,455	541,208
	Chemours Co., Tranche B-2 US$ Term Loan, 4.28%, (1-month USD LIBOR + 1.75%), 4/03/25	United States	1,336,672	1,286,547
	Crown Americas LLC, Dollar Term B Loan, 4.479%, (1-month USD LIBOR + 2.00%), 4/03/25	United States	1,143,355	1,138,829
	Oxbow Carbon LLC,
	Tranche A Term Loan, 4.772%, (1-month USD LIBOR + 2.25%), 1/04/22	United States	1,215,000	1,202,850
	Tranche B Term Loan, 6.022%, (1-month USD LIBOR + 3.50%), 1/04/23	United States	532,000	522,690

				7,069,234

Annual Report	FSI-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
l,m	Senior Floating Rate Interests (continued)
	Media & Entertainment 1.6%
	AMC Entertainment Holdings Inc.,
	2016 Incremental Term Loans, 4.705%, (1-month USD LIBOR + 2.25%), 12/15/23	United States	732,334	$707,160
	Initial Term Loans, 4.705%, (1-month USD LIBOR + 2.25%), 12/15/22.	United States	984,044	950,832
	Charter Communications Operating LLC, Term A-2 Loan, 4.03%, (1-month USD LIBOR + 1.50%), 3/31/23	United States	892,450	859,727
	CSC Holdings LLC, March 2017 Incremental Term Loans, 4.705%, (1-month USD LIBOR + 2.25%), 7/17/25	United States	1,215,686	1,148,824
	Gray Television Inc.,
	Term B-2 Loan, 4.599%, (1-month USD LIBOR + 2.25%), 2/07/24	United States	843,033	813,527
	[n,o] Term Loan C, TBD, 1/02/26	United States	631,269	611,769
	Lions Gate Capital Holdings LLC, Term A Loan, 4.272%, (1-month USD LIBOR + 1.75%), 3/22/23	Canada	255,898	249,500
	Live Nation Entertainment Inc., Term B-3 Loans, 4.313%, (1-month USD LIBOR + 1.75%), 10/31/23	United States	574,156	563,032
	Mediacom Illinois LLC, Tranche N Term Loan, 4.17%, (1-week USD LIBOR + 1.75%), 2/15/24	United States	1,662,147	1,583,195

				7,487,566

	Pharmaceuticals, Biotechnology & Life Sciences 0.8%
	Bausch Health Cos. Inc., Initial Term Loans, 5.379%, (1-month USD LIBOR + 3.00%), 6/02/25	United States	302,583	290,480
	Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, Initial Term Loans, 6.813%, (1-month USD LIBOR + 4.25%), 4/29/24	United States	2,226,417	2,103,964
	Valeant Pharmaceuticals International, First Incremental Term Loan, 5.129%, (1-month USD LIBOR + 2.75%), 11/27/25	United States	1,481,250	1,409,039

				3,803,483

	Retailing 1.5%
	Ascena Retail Group Inc., Tranche B Term Loan, 7.063%, (1-month USD LIBOR + 4.50%), 8/21/22	United States	2,952,482	2,755,300
	General Nutrition Centers Inc., Tranche B-2 Term Loans, 11.78%, (1-month USD LIBOR + 9.25%), 3/04/21	United States	872,455	813,565
	Harbor Freight Tools USA Inc., Refinancing Loans, 5.022%, (1-month USD LIBOR + 2.50%), 8/19/23	United States	1,963,344	1,859,449
	Jo-Ann Stores Inc., Initial Loans, 7.477%, (3-month USD LIBOR + 5.00%), 10/23/23	United States	1,353,119	1,285,463

				6,713,777

	Semiconductors & Semiconductor Equipment 0.3%
	MKS Instruments Inc., Tranche B-4 Term Loan, 4.272%, (1-month USD LIBOR + 1.75%), 4/29/23	United States	262,472	260,176
	ON Semiconductor Corp., 2018 New Replacement Term B-3 Loans, 4.272%, (1-month USD LIBOR + 1.75%), 3/31/23	United States	1,139,956	1,103,263

				1,363,439

FSI-28	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value

l,m	Senior Floating Rate Interests (continued)
	Software & Services 0.2%
	LegalZoom.com Inc., 2018 Term Loans, 7.004%, (1-month USD LIBOR + 4.50%), 11/21/24	United States	185,484		$182,701
	Wex Inc., Term B-2 Loan, 4.772%, (1-month USD LIBOR + 2.25%), 7/01/23	United States	646,623		624,315

					807,016

	Technology Hardware & Equipment 0.2%
	CommScope Inc., Tranche 5 Term Loans, 4.522%, (1-month USD LIBOR + 2.00%), 12/29/22	United States	833,939		792,242

	Telecommunication Services 0.1%
	Global Tel*Link Corp., First Lien Term Loan, 6.956%, (3-month USD LIBOR + 4.25%), 11/29/25	United States	271,511		264,723

	Transportation 0.8%
	Hertz Corp., Tranche B-1 Term Loan, 5.28%, (1-month USD LIBOR + 2.75%), 6/30/23	United States	1,676,347		1,619,351
	International Seaways Operating Corp., Initial Term Loans, 8.53%, (1-month USD LIBOR + 6.00%), 6/22/22	United States	662,173		655,552
	Navios Maritime Midstream Partners LP, Initial Term Loan, 7.30%, (3-month USD LIBOR + 4.50%), 6/18/20	Marshall Islands	1,259,456		1,215,375

					3,490,278

	Utilities 0.8%
	EFS Cogen Holdings I LLC (Linden),
	Term B Advance, 5.78%, (1-month USD LIBOR + 3.25%), 6/28/23	United States	717,328		701,726
	Term B Advance, 6.06%, (3-month USD LIBOR + 3.25%), 6/28/23	United States	2,069,901		2,024,881
	NRG Energy Inc., Term Loan B, 4.272%, (1-month USD LIBOR + 1.75%), 6/30/23	United States	848,250		818,443

					3,545,050

	Total Senior Floating Rate Interests (Cost $65,211,363)				63,038,780

	Foreign Government and Agency Securities 3.2%
f	The Export-Import Bank of India, senior note, 144A, 3.875%, 2/01/28 .	India	1,455,000		1,367,184
	Government of Hungary, senior note, 6.25%, 1/29/20	Hungary	1,213,000		1,249,329
	Government of Indonesia,
	senior bond, FR64, 6.125%, 5/15/28	Indonesia	26,500,000,000	IDR	1,625,937
	senior bond, FR70, 8.375%, 3/15/24	Indonesia	19,648,000,000	IDR	1,388,613
	Government of Mexico, senior bond, M, 6.50%, 6/10/21	Mexico	293,000	[p] MXN	1,425,673
f	Government of Serbia,
	senior note, 144A, 4.875%, 2/25/20.	Serbia	3,233,000		3,262,630
	senior note, 144A, 7.25%, 9/28/21	Serbia	200,000		215,637
f	Government of Ukraine,
	144A, 7.75%, 9/01/22	Ukraine	200,000		184,250
	144A, 7.75%, 9/01/23	Ukraine	369,000		333,484
	144A, 7.75%, 9/01/24	Ukraine	369,000		325,796
	144A, 7.75%, 9/01/25	Ukraine	369,000		320,967
	144A, 7.75%, 9/01/26	Ukraine	369,000		315,956
	144A, 7.75%, 9/01/27	Ukraine	369,000		313,650
	[a],[q] 144A, VRI, GDP Linked Security, 5/31/40	Ukraine	1,378,000		793,873

Annual Report	FSI-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	Nota Do Tesouro Nacional,
	10.00%, 1/01/21	Brazil	2,900[r]	BRL	$781,673
	10.00%, 1/01/23	Brazil	2,800[r]	BRL	756,376

	Total Foreign Government and Agency Securities (Cost $14,654,573)				14,661,028

	U.S. Government and Agency Securities 4.0%
	U.S. Treasury Bond,
	7.875%, 2/15/21	United States	728,000		808,394
	6.50%, 11/15/26	United States	1,940,000		2,474,699
	3.00%, 11/15/45	United States	4,041,000		4,041,275
	[s] Index Linked, 0.625%, 1/15/24	United States	2,987,340		2,941,674
	U.S. Treasury Note, 2.75%, 2/15/24	United States	809,000		817,870
	[s] Index Linked, 0.125%, 7/15/24	United States	7,333,107		7,034,492

	Total U.S. Government and Agency Securities (Cost $18,553,185)				18,118,404

	Asset-Backed Securities and Commercial Mortgage- Backed Securities 21.0%
	Banks 0.6%
	Citigroup Commercial Mortgage Trust, 2006-C5, AJ, 5.482%, 10/15/49	United States	277,616		266,709
t	Commercial Mortgage Trust, 2006-GG7, AJ, FRN, 5.692%, 7/10/38	United States	845,000		778,542
	CSAIL Commercial Mortgage Trust, 2015-C1, A4, 3.505%, 4/15/50	United States	740,000		743,164
t	CWABS Asset-Backed Certificates Trust, 2005-11, AF4, FRN, 5.21%, 3/25/34	United States	893,436		899,948
u	Merrill Lynch Mortgage Investors Trust, 2005-A6, 2A3, FRN, 2.886%, (1-month USD LIBOR + 0.38%), 8/25/35	United States	102,196		102,035

					2,790,398

	Diversified Financials 20.4%
f,u	AMMC CLO XI Ltd.,
	2012-11A, BR2, 144A, FRN, 4.12%, (3-month USD LIBOR + 1.60%), 4/30/31	United States	350,000		338,632
	2012-11A, DR2, 144A, FRN, 5.37%, (3-month USD LIBOR + 2.85%), 4/30/31	United States	300,000		274,701
f,u	Antares CLO Ltd., 2018-1A, B, 144A, FRN, 4.119%, (3-month USD LIBOR + 1.65%), 4/20/31	United States	1,455,000		1,369,999
f,u	Ares CLO Ltd., 2018-48A, D, 144A, FRN, 5.039%, (3-month USD LIBOR + 2.70%), 7/20/30	United States	400,000		361,988
f,t	ARES L CLO Ltd., 2018-50A, B, 144A, FRN, 4.478%, 1/15/32	United States	500,000		496,220
f,u	Ares XLIII CLO Ltd., 2017-43A, A, 144A, FRN, 3.656%, (3-month USD LIBOR + 1.22%), 10/15/29	United States	432,000		428,859
f,u	Atrium VIII,
	8A, BR, 144A, FRN, 4.377%, (3-month USD LIBOR + 1.90%), 10/23/24	United States	350,000		350,004
	8A, CR, 144A, FRN, 4.977%, (3-month USD LIBOR + 2.50%), 10/23/24	United States	470,000		467,048

FSI-30	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage- Backed Securities (continued)
	Diversified Financials (continued)
f,t	Atrium XIV LLC, 14A, D, 144A, FRN, 5.307%, 8/23/30	United States	750,000	$694,523
	Banc of America Commercial Mortgage Trust,
	2015-UBS7, A3, 3.441%, 9/15/48	United States	849,000	847,903
	2015-UBS7, A4, 3.705%, 9/15/48	United States	946,000	958,167
	[t] 2015-UBS7, B, FRN, 4.362%, 9/15/48	United States	615,000	615,151
f,t	BBC Middle Market CLO LLC, 2018-1A, A2, 144A, FRN, 4.369%, 10/20/30	United States	700,000	676,067
f,t	BCAP LLC Trust, 2009-RR1, 2A2, 144A, FRN, 4.506%, 5/26/35	United States	260,914	255,998
f,u	Betony CLO 2 Ltd., 2018-1A, C, 144A, FRN, 5.42%, (3-month USD LIBOR + 2.90%), 4/30/31	United States	400,000	369,624
f,t	BlueMountain CLO Ltd.,
	2012-2A, BR2, 144A, FRN, 4.095%, 11/20/28	United States	510,000	504,099
	2012-2A, CR2, 144A, FRN, 4.645%, 11/20/28	United States	270,000	260,634
	2018-1A, D, 144A, FRN, 5.57%, 7/30/30	United States	1,000,000	948,540
f,u	BlueMountain Fuji U.S. CLO II Ltd., 2017-2A, A1A, 144A, FRN, 3.548%, (3-month USD LIBOR + 1.20%), 10/20/30	United States	1,455,000	1,445,455
f,u	BlueMountain Fuji U.S. CLO III Ltd., 2017-3A, A2, 144A, FRN, 3.489%, (3-month USD LIBOR + 1.15%), 1/15/30	United States	200,000	197,150
f	Burnham Park CLO Ltd.,
	[u] 2016-1A, A, 144A, FRN, 3.899%, (3-month USD LIBOR + 1.43%), 10/20/29	United States	350,000	349,458
	[t] 2016-1A, BR, 144A, FRN, 3.969%, 10/20/29	United States	460,000	448,836
	[t] 2016-1A, CR, 144A, FRN, 4.619%, 10/20/29	United States	460,000	445,354
f,t	Buttermilk Park CLO Ltd., 2018-1A, C, 144A, FRN, 4.438%, 10/15/31	United States	1,408,860	1,346,194
u	Capital One Multi-Asset Execution Trust,
	2014-A3, A3, FRN, 2.835%, (1-month USD LIBOR + 0.38%), 1/18/22	United States	300,000	300,041
	2016-A1, A1, FRN, 2.905%, (1-month USD LIBOR + 0.45%), 2/15/22	United States	2,385,000	2,387,273
	2016-A2, A2, FRN, 3.085%, (1-month USD LIBOR + 0.63%), 2/15/24	United States	3,225,000	3,244,482
f,u	Carlyle Global Market Strategies CLO Ltd.,
	2012-4A, BR, 144A, FRN, 4.369%, (3-month USD LIBOR + 1.90%), 1/20/29	United States	500,000	497,975
	2012-4A, C1R, 144A, FRN, 5.069%, (3-month USD LIBOR + 2.60%), 1/20/29	United States	480,000	476,491
	2014-4RA, C, 144A, FRN, 5.336%, (3-month USD LIBOR + 2.90%), 7/15/30	United States	300,000	279,231
f,t	Carlyle GMS Finance MM CLO LLC, 2015-1A, A2R, 144A, FRN, 4.636%, 10/15/31	United States	1,213,000	1,166,312
f,u	Carlyle U.S. CLO Ltd., 2017-2A, A1B, 144A, FRN, 3.689%, (3-month USD LIBOR + 1.22%), 7/20/31	United States	1,150,000	1,139,512
f,u	Catamaran CLO Ltd., 2014-2A, BR, 144A, FRN, 5.395%, (3-month USD LIBOR + 2.95%), 10/18/26	United States	1,253,000	1,253,388
f,t	CGRBS Commercial Mortgage Trust, 2013-VN05, C, 144A, FRN, 3.584%, 3/13/35	United States	704,000	705,157
f,t	Cole Park CLO Ltd., 2015-1A, BR, 144A, FRN, 4.075%, 10/20/28	United States	270,000	268,415
t	COMM Mortgage Trust, 2014-CR19, B, FRN, 4.703%, 8/10/47	United States	704,000	724,285
f	Core Industrial Trust, 2015-CALW, A, 144A, 3.04%, 2/10/34	United States	1,081,627	1,078,534
u	Discover Card Execution Note Trust, 2016-A2, A2, FRN, 2.995%, (1-month USD LIBOR + 0.54%), 9/15/21	United States	2,385,000	2,386,703

Annual Report	FSI-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage- Backed Securities (continued)
	Diversified Financials (continued)
[f,u]	Dryden 33 Senior Loan Fund,
	2014-33A, BR, 144A, FRN, 4.286%, (3-month USD LIBOR + 1.85%), 10/15/28.	United States	535,000	$533,807
	2014-33A, CR, 144A, FRN, 4.936%, (3-month USD LIBOR + 2.50%), 10/15/28	United States	270,000	265,383
[f,t]	Dryden 38 Senior Loan Fund,
	2015-38A, CR, 144A, FRN, 4.436%, 7/15/30	United States	863,000	817,183
	2015-38A, DR, 144A, FRN, 5.436%, 7/15/30	United States	557,000	526,181
[f,u]	Dryden 42 Senior Loan Fund, 2016-42A, DR, 144A, FRN, 5.366%, (3-month USD LIBOR + 2.93%), 7/15/30	United States	1,294,000	1,206,526
[f,u]	Dryden 55 CLO Ltd.,
	2018-55A, A1, 144A, FRN, 3.456%, (3-month USD LIBOR + 1.02%), 4/15/31	United States	500,000	492,225
	2018-55A, D, 144A, FRN, 5.286%, (3-month USD LIBOR + 2.85%), 4/15/31	United States	300,000	278,526
[f,u]	Dryden 64 CLO Ltd., 2018-64A, D, 144A, FRN, 5.095%, (3-month USD LIBOR + 2.65%), 4/18/31	United States	300,000	274,797
[f,t]	Eaton Vance CLO Ltd.,
	2014-1RA, C, 144A, FRN, 4.257%, 7/15/30	United States	315,610	299,299
	2014-1RA, D, 144A, FRN, 5.207%, 7/15/30	United States	462,825	431,510
[f,t]	Eleven Madison Trust Mortgage Trust, 2015-11MD, A, 144A, FRN, 3.555%, 9/10/35	United States	1,091,000	1,099,326
[u]	FHLMC Structured Agency Credit Risk Debt Note, 2013-DN2, M2, FRN, 6.756%, (1-month USD LIBOR + 4.25%), 11/25/23	United States	648,102	706,330
[u]	FHLMC Structured Agency Credit Risk Debt Notes,
	2014-DN1, M2, FRN, 4.706%, (1-month USD LIBOR + 2.20%), 2/25/24	United States	945,219	963,012
	2014-DN2, M3, FRN, 6.106%, (1-month USD LIBOR + 3.60%), 4/25/24	United States	1,280,000	1,381,501
	2014-DN3, M3, FRN, 6.506%, (1-month USD LIBOR + 4.00%), 8/25/24	United States	198,527	213,563
	2014-DN4, M3, FRN, 7.056%, (1-month USD LIBOR + 4.55%), 10/25/24	United States	1,075,382	1,177,795
	2014-HQ1, M3, FRN, 6.606%, (1-month USD LIBOR + 4.10%), 8/25/24	United States	380,000	408,738
	2014-HQ2, M2, FRN, 4.706%, (1-month USD LIBOR + 2.20%), 9/25/24	United States	680,620	695,182
	2014-HQ3, M3, FRN, 7.256%, (1-month USD LIBOR + 4.75%), 10/25/24	United States	787,402	863,624
	2015-DNA1, M3, FRN, 5.806%, (1-month USD LIBOR + 3.30%), 10/25/27	United States	250,000	271,459
	2015-DNA3, M3, FRN, 7.206%, (1-month USD LIBOR + 4.70%), 4/25/28	United States	1,819,000	2,101,359
	2015-HQ1, M2, FRN, 4.706%, (1-month USD LIBOR + 2.20%), 3/25/25	United States	32,370	32,428
	2015-HQ1, M3, FRN, 6.306%, (1-month USD LIBOR + 3.80%), 3/25/25	United States	970,000	1,022,396
	2015-HQA1, M3, FRN, 7.206%, (1-month USD LIBOR + 4.70%), 3/25/28	United States	1,835,000	2,050,858
	2016-DNA2, M3, FRN, 7.156%, (1-month USD LIBOR + 4.65%), 10/25/28	United States	1,673,000	1,882,988

FSI-32	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage- Backed Securities (continued)
	Diversified Financials (continued)
f,u	Flagship CLO VIII Ltd.,
	2014-8A, ARR, 144A, FRN, 3.286%, (3-month USD LIBOR + 0.85%), 1/16/26	United States	540,000	$538,034
	2014-8A, DR, 144A, FRN, 5.486%, (3-month USD LIBOR + 3.05%), 1/16/26	United States	350,000	337,614
	FNMA Connecticut Avenue Securities, [u] 2013-C01, M2, FRN, 7.756%, (1-month USD LIBOR + 5.25%), 10/25/23.	United States	356,254	398,921
	[u] 2014-C01, M2, FRN, 6.906%, (1-month USD LIBOR + 4.40%), 1/25/24	United States	498,000	550,986
	[u] 2014-C02, 1M2, FRN, 5.106%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	1,415,000	1,483,647
	[u] 2014-C03, 1M2, FRN, 5.506%, (1-month USD LIBOR + 3.00%), 7/25/24	United States	3,037,143	3,195,923
	[u] 2014-C03, 2M2, FRN, 5.406%, (1-month USD LIBOR + 2.90%), 7/25/24	United States	156,857	164,137
	[u] 2015-C01, 1M2, FRN, 6.806%, (1-month USD LIBOR + 4.30%), 2/25/25	United States	1,032,857	1,116,306
	[u] 2015-C01, 2M2, FRN, 7.056%, (1-month USD LIBOR + 4.55%), 2/25/25	United States	959,893	1,024,617
	[u] 2015-C02, 1M2, FRN, 6.506%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	2,239,667	2,400,765
	[u] 2015-C02, 2M2, FRN, 6.506%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	1,124,258	1,198,868
	[u] 2015-C03, 1M2, FRN, 7.506%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	2,504,369	2,766,948
	[u] 2015-C03, 2M2, FRN, 7.506%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	1,629,051	1,779,873
	[t] 2016-C04, 1M2, FRN, 6.756%, 1/25/29	United States	1,590,000	1,762,260
	[u] 2017-C01, 1M2, FRN, 6.056%, (1-month USD LIBOR + 3.55%), 7/25/29	United States	1,528,000	1,621,158
	[t] 2017-C03, 2M2, FRN, 5.356%, 11/25/29	United States	450,000	461,018
f,u	Galaxy XVIII CLO Ltd., 2018-28A, C, 144A, FRN, 4.289%, (3-month USD LIBOR + 1.95%), 7/15/31	United States	250,000	235,865
f,t	Galaxy XXV CLO Ltd., 2018-25A, D, 144A, FRN, 5.437%, 10/25/31	United States	852,270	810,142
f,u	Galaxy XXVII CLO Ltd., 2018-27A, C, 144A, FRN, 5.379%, (3-month USD LIBOR + 2.75%), 5/16/31	United States	600,000	553,158
	GS Mortgage Securities Trust,
	[t] 2016-GS3, B, FRN, 3.395%, 10/10/49	United States	728,000	699,088
	2017-GS6, B, 3.869%, 5/10/50	United States	704,000	696,666
f,t	J.P. Morgan Chase Commercial Mortgage Securities Trust, 2016- NINE, B, 144A, FRN, 2.854%, 10/06/38	United States	970,000	894,620
	JPMCC Commercial Mortgage Securities Trust, 2017-JP6, B, 3.946%, 7/15/50	United States	841,000	824,706
f,u	LCM 26 Ltd., 26A, B, 144A, FRN, 3.869%, (3-month USD LIBOR + 1.40%), 1/20/31	United States	250,000	241,250
f,t	LCM XVI LP, 2016A, BR2, 144A, FRN, 4.155%, 10/15/31	United States	351,320	346,099
f,t	LCM XVII LP,
	2017A, BRR, 144A, FRN, 4.026%, 10/15/31	United States	350,000	341,254
	2017A, CRR, 144A, FRN, 4.526%, 10/15/31	United States	320,000	303,642

Annual Report	FSI-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage- Backed Securities (continued)
	Diversified Financials (continued)
f,u	LCM XVIII LP, 2018A, DR, 144A, FRN, 5.269%, (3-month USD LIBOR + 2.80%), 4/20/31	United States	770,000	$713,135
f,u	LCM XXIV Ltd., 24A, A, 144A, FRN, 3.779%, (3-month USD LIBOR + 1.31%), 3/20/30	United States	480,000	478,282
f,u	Madison Park Funding XXIII Ltd.,
	2017-23A, B, 144A, FRN, 4.209%, (3-month USD LIBOR + 1.70%), 7/27/30	United States	400,000	394,300
	2017-23A, C, 144A, FRN, 4.859%, (3-month USD LIBOR + 2.35%), 7/27/30	United States	500,000	487,785
u	MortgageIT Trust, 2004-1, A2, FRN, 3.406%, (1-month USD LIBOR + 0.90%), 11/25/34	United States	162,629	159,257
f,u	NZCG Funding Ltd., 2015-1A, A2R, 144A, FRN, 4.239%, (3-month USD LIBOR + 1.55%), 2/26/31	United States	2,182,000	2,122,824
f,t	Octagon Investment Partners 28 Ltd., 16-1A, BR, 144A, FRN, 4.219%, 10/24/30	United States	250,000	245,873
f,u	Octagon Investment Partners 30 Ltd., 144A, FRN, 3.789%, (3-month USD LIBOR + 1.32%), 3/17/30	United States	480,000	479,506
f,u	Octagon Investment Partners 37 Ltd., 2018-2A, C, 144A, FRN, 5.21%, (3-month USD LIBOR + 2.85%), 7/25/30	United States	400,000	373,732
f,t	Octagon Investment Partners 38 Ltd., 2018-1A, C, 144A, FRN, 5.137%, 7/20/30	United States	1,000,000	941,040
f,u	Octagon Investment Partners XVI Ltd., 2013-1A, DR, 144A, FRN, 5.336%, (3-month USD LIBOR + 3.00%), 7/17/30	United States	400,000	374,712
f,u	Octagon Investment Partners XX Ltd., 2014-1A, AR, 144A, FRN, 3.748%, (3-month USD LIBOR + 1.13%), 8/12/26	United States	754,552	754,635
f,u	Octagon Investment Partners XXIII Ltd.,
	2015-1A, BR, 144A, FRN, 3.636%, (3-month USD LIBOR + 1.20%), 7/15/27	United States	400,000	385,444
	2015-1A, DR, 144A, FRN, 4.986%, (3-month USD LIBOR + 2.55%), 7/15/27	United States	800,000	746,152
u	Opteum Mortgage Acceptance Corp. Trust, 2005-4, 1APT, FRN, 2.816%, (1-month USD LIBOR + 0.31%), 11/25/35	United States	208,774	206,696
f,t	Strata CLO I Ltd., 2018-1A, B, 144A, FRN, 5.129%, 1/15/31	United States	1,300,000	1,295,932
u	Structured Asset Securities Corp., 2005-2XS, 2A2, FRN, 3.849%, (1-month USD LIBOR + 1.50%), 2/25/35	United States	156,516	153,469
t	Thornburg Mortgage Securities Trust, 2005-1, A3, FRN, 3.718%, 4/25/45	United States	137,438	138,474
f,t	Voya CLO 2015-2 Ltd., 2A, BR, 144A, FRN, 3.977%, 7/23/27	United States	820,000	815,318
f,u	Voya CLO Ltd.,
	2013-2A, BR, 144A, FRN, 4.34%, (3-month USD LIBOR + 1.85%), 4/25/31	United States	780,000	741,398
	2014-1A, CR2, 144A, FRN, 5.245%, (3-month USD LIBOR + 2.80%), 4/18/31	United States	1,000,000	942,820
	2017-2A, B, 144A, FRN, 4.786%, (3-month USD LIBOR + 2.35%), 6/07/30	United States	1,455,000	1,415,846
	2018-2A, D, 144A, FRN, 5.124%, (3-month USD LIBOR + 2.75%), 7/15/31	United States	300,000	281,502

FSI-34	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage- Backed Securities (continued)
	Diversified Financials (continued)
	Wells Fargo Mortgage Backed Securities Trust,
	t 2004-W, A9, FRN, 4.848%, 11/25/34	United States	293,074	$301,004
	2007-3, 3A1, 5.50%, 4/25/22	United States	66,453	67,256

				92,118,356

	Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $97,136,227)			94,908,754

	Mortgage-Backed Securities 10.5%
v	Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†
	FHLMC, 3.679%, (US 1 Year CMT T-Note +/- MBS Margin), 1/01/33	United States	8,877	9,160

	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 6.7%
	FHLMC Gold 15 Year, 5.50%, 7/01/19	United States	2,092	2,099
	FHLMC Gold 30 Year, 3.50%, 12/01/47	United States	1,997,108	1,997,892
w	FHLMC Gold 30 Year, 3.50%, 12/01/48	United States	11,430,000	11,427,295
	FHLMC Gold 30 Year, 4.00%, 5/01/48	United States	5,328,480	5,435,751
w	FHLMC Gold 30 Year, 4.00%, 12/01/48	United States	10,820,000	11,031,071
	FHLMC Gold 30 Year, 5.00%, 4/01/34 - 8/01/35	United States	201,439	213,762
	FHLMC Gold 30 Year, 5.50%, 3/01/33 -1/01/35	United States	156,930	168,113
	FHLMC Gold 30 Year, 6.00%, 4/01/33 - 2/01/36	United States	96,132	104,058
	FHLMC Gold 30 Year, 6.50%, 11/01/27 - 6/01/36	United States	27,626	30,159
	FHLMC Gold 30 Year, 7.00%, 9/01/21 - 4/01/30	United States	8,747	9,178
	FHLMC Gold 30 Year, 7.50%, 8/01/30 - 7/01/31	United States	947	994

				30,420,372

v	Federal National Mortgage Association (FNMA) Adjustable Rate 0.0%†
	FNMA, 4.615%, (US 1 Year CMT T-Note +/- MBS Margin), 12/01/34	United States	79,426	83,480

	Federal National Mortgage Association (FNMA) Fixed Rate 2.7%
	FNMA 15 Year, 2.50%, 7/01/22 - 6/01/27	United States	219,136	216,469
	FNMA 15 Year, 4.50%, 6/01/19 - 3/01/20	United States	3,581	3,646
	FNMA 30 Year, 3.50%, 11/01/47	United States	3,493,529	3,496,695
w	FNMA 30 Year, 3.50%, 1/01/49	United States	8,080,000	8,081,754
	FNMA 30 Year, 5.00%, 4/01/30	United States	50,885	53,371
	FNMA 30 Year, 6.50%, 6/01/28 - 10/01/37	United States	136,207	151,970

				12,003,905

	Government National Mortgage Association (GNMA) Fixed Rate 1.1%
	GNMA I SF 30 Year, 4.50%, 9/20/48	United States	4,013,987	4,158,433
	GNMA I SF 30 Year, 5.00%, 11/15/33 - 7/15/34	United States	209,363	222,077
	GNMA I SF 30 Year, 7.00%, 10/15/28 - 6/15/32	United States	15,171	15,320
	GNMA I SF 30 Year, 7.50%, 9/15/30	United States	1,198	1,360
w	GNMA II SF 30 Year, 4.50%, 12/01/48	United States	200,000	206,986
	GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33	United States	56,194	59,919
	GNMA II SF 30 Year, 6.00%, 11/20/34	United States	72,968	79,225
	GNMA II SF 30 Year, 6.50%, 4/20/31 - 2/20/34	United States	36,698	41,566
	GNMA II SF 30 Year, 7.50%, 1/20/28 - 4/20/32	United States	9,296	10,379

				4,795,265

	Total Mortgage-Backed Securities (Cost $47,117,064)			47,312,182

Annual Report	FSI-35

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Municipal Bonds 1.3%
	California State GO, Various Purpose, Refunding, 5.00%, 9/01/29	United States	1,335,000	$1,574,499
	New York City HDC Capital Fund Grant Program Revenue, New York City Housing Authority Program, Series B1, 5.00%, 7/01/33	United States	405,000	437,756
	Orlando Health Obligated Group, 3.777%, 10/01/28	United States	330,000	332,237
	Port Authority of New York and New Jersey Revenue, Consolidated, One Hundred Ninety-First Series, 4.823%, 6/01/45	United States	1,205,000	1,266,515
k	Puerto Rico Electric Power Authority Power Revenue,
	Series A, 6.75%, 7/01/36	United States	2,805,000	1,795,200
	Series XX, 5.25%, 7/01/40	United States	165,000	102,713
	San Jose RDA Successor Agency Tax Allocation, Senior, Refunding, Series A-T, 3.25%, 8/01/29	United States	440,000	424,169

	Total Municipal Bonds (Cost $6,668,400)			5,933,089

			Shares

	Escrows and Litigation Trusts 0.0%†
a,c	Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC, Escrow Account	United States	1,500,000	—
a,c	NewPage Corp., Litigation Trust	United States	2,500,000	—
a,c	T-Mobile USA Inc., Escrow Account.	United States	1,654,665	—
a	Vistra Energy Corp., Escrow Account.	United States	3,000,000	9,000

	Total Escrows and Litigation Trusts (Cost $91,006)			9,000

	Total Investments before Short Term Investments (Cost $489,195,536)			462,212,678

			Principal Amount*

	Short Term Investments 2.7%
l,m	Senior Floating Rate Interests (Cost $1,913,412) 0.4%
	General Nutrition Centers Inc., Tranche B Term Loans, 5.03%, (3-month USD LIBOR + 2.50%), 3/04/19	United States	1,927,668	1,913,210

	Total Investments before Money Market Funds (Cost $491,108,948)			464,125,888

			Shares
	Money Market Funds (Cost $10,265,231) 2.3%
e,x	Institutional Fiduciary Trust Money Market Portfolio, 1.99%	United States	10,265,231	10,265,231

	Total Investments (Cost $501,374,179) 104.8%			474,391,119

	Other Assets, less Liabilities (4.8)%			(21,754,960)

	Net Assets 100.0%			$452,636,159

FSI-36	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bThe security is owned by FT Holdings Corporation III, a wholly-owned subsidiary of the Fund. See Note 1(g).

cFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

dSee Note 8 regarding restricted securities.

eSee Note 3(e) regarding investments in affiliated management investment companies.

fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2018, the aggregate value of these securities was $136,781,535, representing 30.2% of net assets.

gPerpetual security with no stated maturity date.

hSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2018, the aggregate value of these securities was $550,534, representing 0.1% of net assets.

iIncome may be received in additional securities and/or cash.

jSee Note 1(f) regarding loan participation notes.

kSee Note 7 regarding defaulted securities.

lThe coupon rate shown represents the rate at period end.

mSee Note 1(i) regarding senior floating rate interests.

nSecurity purchased on a delayed delivery basis. See Note 1(c).

oA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

pPrincipal amount is stated in 100 Mexican Peso Units.

qThe principal represents the notional amount. See Note 1(d) regarding value recovery instruments.

rPrincipal amount is stated in 1,000 Brazilian Real Units.

sPrincipal amount of security is adjusted for inflation. See Note 1(k).

tAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

uThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

vAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

wSecurity purchased on a to-be-announced (TBA) basis. See Note 1(c).

xThe rate shown is the annualized seven-day effective yield at period end.

Annual Report	FSI-37

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

At December 31, 2018, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Contracts
Euro-Bund	Short	36	$6,745,828	3/07/19	$(16,169)
U.S. Treasury 30 Yr. Bond	Long	27	3,942,000	3/20/19	186,601
U.S. Treasury 5 Yr. Note	Short	68	7,798,750	3/29/19	(120,444)
Ultra 10 Yr. U.S. Treasury Note	Long	165	21,462,891	3/20/19	641,693

Total Futures Contracts					$691,681

*As of period end.

At December 31, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Australian Dollar	JPHQ	Sell	2,000,000	$1,435,970	1/14/19	$26,440	$—
Brazilian Real	JPHQ	Buy	2,300,000	606,396	1/18/19	—	(13,588)
Brazilian Real	JPHQ	Sell	2,300,000	544,765	1/18/19	—	(48,042)
Australian Dollar	DBAB	Buy	1,308,345	926,832	2/04/19	—	(4,367)
Australian Dollar	DBAB	Sell	1,308,345	942,270	2/04/19	19,805	—
Australian Dollar	JPHQ	Sell	3,050,000	2,195,588	2/04/19	45,149	—
Brazilian Real	JPHQ	Buy	6,300,000	1,659,074	2/04/19	—	(35,571)
Brazilian Real	JPHQ	Sell	6,300,000	1,571,111	2/04/19	—	(52,391)
Canadian Dollar	JPHQ	Buy	500,000	385,149	2/04/19	—	(18,490)
Canadian Dollar	JPHQ	Sell	4,500,000	3,516,889	2/04/19	216,964	—
Indian Rupee	DBAB	Buy	136,793,000	1,829,028	2/04/19	131,225	—
Indian Rupee	DBAB	Sell	35,000,000	473,293	2/04/19	—	(28,260)
Indian Rupee	JPHQ	Buy	58,338,000	779,763	2/04/19	56,224	—
Mexican Peso	JPHQ	Buy	47,000,000	2,319,761	2/05/19	57,982	—
Mexican Peso	JPHQ	Buy	78,700,000	4,062,512	2/05/19	—	(81,058)
Mexican Peso	JPHQ	Sell	78,700,000	4,106,423	2/05/19	124,969	—
South Korean Won	JPHQ	Sell	1,600,000,000	1,405,605	2/07/19	—	(32,735)
Indonesian Rupiah	JPHQ	Sell	7,200,000,000	480,480	2/08/19	—	(16,819)
Norwegian Krone	JPHQ	Buy	14,500,000	1,785,164	2/19/19	—	(104,542)
Euro	CITI	Buy	134,100	159,717	3/14/19	—	(5,114)
Euro	CITI	Sell	134,100	159,125	3/14/19	4,522	—
Euro	JPHQ	Buy	380,000	452,738	3/14/19	—	(14,637)
Euro	JPHQ	Sell	2,831,900	3,359,772	3/14/19	94,883	—
Swedish Krona	JPHQ	Buy	13,400,000	1,499,622	3/14/19	21,783	—
Swiss Franc	JPHQ	Sell	250,000	252,337	3/14/19	—	(3,957)
Chinese Yuan Renminbi	JPHQ	Sell	10,000,000	1,427,654	4/11/19	—	(27,826)

FSI-38	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Philippine Peso	JPHQ	Sell	65,000,000	$1,181,067	4/11/19	$—	$(49,799)

Total Forward Exchange Contracts						$799,946	$(537,196)

Net unrealized appreciation (depreciation)						$262,750

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At December 31, 2018, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
Centrally Cleared Swap Contracts

Contracts to Sell Protection[c,d]

Traded Index
CDX.EM.30	1.00%	Quarterly		12/20/23	$10,200,000	$(474,944)	$(434,647)	$(40,297)	Investment Grade

OTC Swap Contracts

Contracts to Buy Protection[c]

Single Name
Ally Financial Inc.	(5.00)%	Quarterly	CITI	12/20/22	$750,000	$(92,129)	$(108,690)	$16,561
Ally Financial Inc.	(5.00)%	Quarterly	JPHQ	12/20/22	1,250,000	(153,548)	(182,399)	28,851
Government of Italy	(1.00)%	Quarterly	BZWS	6/20/23	1,500,000	11,302	14,604	(3,302)
Government of Turkey	(1.00)%	Quarterly	BZWS	12/20/19	966,667	14,394	43,785	(29,391)
Government of Turkey	(1.00)%	Quarterly	BZWS	12/20/23	1,530,000	168,130	188,290	(20,160)

Contracts to Sell Protection[c,d]

Single Name
General Electric Co.	1.00%	Quarterly	GSCO	12/20/23	900,000	(40,659)	(29,325)	(11,334)	BBB+
General Electric Co.	1.00%	Quarterly	JPHQ	12/20/23	1,000,000	(45,176)	(22,051)	(23,125)	BBB+
Government of Argentina	5.00%	Quarterly	MSCO	6/20/23	4,300,000	(433,549)	383,817	(817,366)	B
Government of Brazil	1.00%	Quarterly	CITI	12/20/23	2,050,000	(95,812)	(173,395)	77,583	BB-
Government of Colombia	1.00%	Quarterly	JPHQ	12/20/23	1,700,000	(43,259)	(11,599)	(31,660)	BBB-
Government of Indonesia	1.00%	Quarterly	BOFA	12/20/23	1,500,000	(24,552)	(22,729)	(1,823)	BBB-
Government of Indonesia	1.00%	Quarterly	CITI	12/20/23	2,000,000	(32,736)	(43,007)	10,271	BBB-
Government of Italy	1.00%	Quarterly	BZWS	6/20/23	1,500,000	(58,710)	(64,040)	5,330	NR
Government of Malaysia	1.00%	Quarterly	BZWS	12/20/23	1,200,000	(4,752)	(4,002)	(750)	NR
Government of Mexico	1.00%	Quarterly	CITI	12/20/23	3,500,000	(86,048)	(27,462)	(58,586)	BBB+
Government of Vietnam	1.00%	Quarterly	BZWS	12/20/23	1,200,000	(35,329)	(30,286)	(5,043)	BB-

Traded Index
[e]BNP Paribas Bespoke
Bordeaux Index,
Mezzanine Tranche 7-10%	2.10%	Quarterly	BNDP	6/20/20	750,000	(18,408)	—	(18,408)	Non- Investment Grade

Annual Report	FSI-39

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts (continued)

Contracts to Sell Protection[c,d] (continued)

Traded Index (continued) [e]Citibank Bespoke Bogota,
Tranche 7-10%	1.35%	Quarterly	CITI	6/20/20	$750,000	$(8,268)	$—	$(8,268)	Non- Investment Grade
[e]Citibank Bespoke
Cambridge Index, Equity
Tranche 0-3%	0.00%	Quarterly	CITI	12/20/19	2,900,000	(728,048)	(230,225)	(497,823)	Non- Investment Grade
[e]Citibank Bespoke Index,
Tranche 3-7%	1.30%	Quarterly	CITI	6/20/19	1,600,000	881	—	881	Non- Investment Grade
[e]Citibank Bespoke Index,
Tranche 3-7%	1.40%	Quarterly	CITI	6/20/19	1,300,000	1,362	—	1,362	Non- Investment Grade
[e]Citibank Bespoke Index,
Tranche Index 0-3%	0.00%	Quarterly	CITI	6/20/20	450,000	(162,128)	(105,463)	(56,665)	Non- Investment Grade
[e]Citibank Bespoke Lisbon
Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	6/20/19	530,000	(62,969)	(29,376)	(33,593)	Non- Investment Grade
[e]Citibank Bespoke Verona
Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	12/20/19	1,100,000	(246,764)	(107,195)	(139,569)	Non- Investment Grade
[e]Citibank Bespoke Verona
Index, Mezzanine Tranche 7-15%	0.40%	Quarterly	CITI	12/20/19	3,100,000	4,867	—	4,867	Non- Investment Grade
MCDX.NA.30	1.00%	Quarterly	CITI	6/20/23	2,270,000	53,676	47,486	6,190	Investment

									Grade
Total OTC Swap Contracts						$(2,118,232)	$(513,262)	$(1,604,970)

Total Credit Default Swap Contracts.						$(2,593,176)	$(947,909)	$(1,645,267)

FSI-40	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

Credit Default Swap Contracts (continued)

aFor contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe fund enters contracts to sell protection to create a long credit position.

eRepresents a custom index comprised of a basket of underlying issuers.

At December 31, 2018, the Fund had the following cross-currency swap contracts outstanding. See Note 1(d).

Cross-Currency Swap Contracts

Description	Payment Frequency	Counter party	Maturity Date	Notional Amount		Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts
Receive Floating 3-month USD LIBOR + 2.87%	Quarterly			464,800	USD
Pay Fixed 2.50%	Annual	CITI	5/04/21	400,000	EUR	$4,052

At December 31, 2018, the Fund had the following total return swap contracts outstanding. See Note 1(d).

Total Return Swap Contracts

Underlying Instruments	Financing Rate	Payment Frequency	Counteparty	Maturity Date	Notional Value	Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts
Long[a]
iBoxx USD Liquid High Yield Index	3-month USD LIBOR	Quarterly	BNDP	3/20/19	$975,000	$(25,264)
iBoxx USD Liquid High Yield Index	3-month USD LIBOR	Quarterly	FBCO	3/20/19	1,125,000	(26,897)
iBoxx USD Liquid High Yield Index	3-month USD LIBOR	Quarterly	BOFA	6/20/19	6,000,000	(134,569)
iBoxx USD Liquid High Yield Index	3-month USD LIBOR	Quarterly	CITI	6/20/19	4,100,000	(100,579)
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	GSCO	6/20/19	5,500,000	(139,267)

Total Return Swap Contracts						$(426,576)

aThe Fund receives the total return on the underlying instrument and pays a variable financing rate.

See Note 9 regarding other derivative information.

See Abbreviations on page FSI-60.

The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	FSI-41

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

December 31, 2018

Franklin Strategic Income VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$463,568,835
Cost - Non-controlled affiliates (Note 3e)	37,805,344

Value - Unaffiliated issuers	$438,894,920
Value - Non-controlled affiliates (Note 3e)	35,496,199
Cash	6,545,486
Restricted cash for OTC derivative contracts (Note 1e)	110,000
Receivables:
Investment securities sold	2,759
Capital shares sold.	11,173
Dividends and interest	4,004,625
Deposits with brokers for:
OTC derivative contracts	2,530,000
Futures contracts	393,941
Centrally cleared swap contracts	1,603,545
Variation margin on futures contracts	73,031
Variation margin on centrally cleared swap contracts	9,051
OTC swap contracts (upfront payments $782,698)	677,982
Unrealized appreciation on OTC forward exchange contracts	799,946
Unrealized appreciation on OTC swap contracts	155,948
FT Subsidiary deferred tax benefit (Note 1g)	181,226
Other assets	71

Total assets	491,489,903

Liabilities:
Payables:
Investment securities purchased	33,747,783
Capital shares redeemed	570,211
Management fees	229,496
Distribution fees	74,899
Deposits from brokers for:
OTC derivative contracts	110,000
OTC swap contracts (upfront receipts $1,818,234)	1,191,244
Unrealized depreciation on OTC forward exchange contracts	537,196
Unrealized depreciation on OTC swap contracts	2,183,442
Deferred tax	8,361
Accrued expenses and other liabilities	201,112

Total liabilities	38,853,744

Net assets, at value	$452,636,159

Net assets consist of:
Paid-in capital	$493,375,294
Total distributable earnings (loss)	(40,739,135)

Net assets, at value	$452,636,159

FSI-42	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities (continued)

December 31, 2018

Franklin Strategic Income VIP Fund

Class 1:
Net assets, at value	$302,609,774

Shares outstanding	28,401,176

Net asset value and maximum offering price per share	$10.65

Class 2:
Net assets, at value	$89,263,627

Shares outstanding	8,685,209

Net asset value and maximum offering price per share	$10.28

Class 4:
Net assets, at value	$60,762,758

Shares outstanding	5,754,803

Net asset value and maximum offering price per share	$10.56

The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	FSI-43

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the year ended December 31, 2018

Franklin Strategic Income VIP Fund
Investment income:
Dividends:
Unaffiliated issuers	$49,029
Non-controlled affiliates (Note 3e)	3,285,601
Interest: (net of foreign taxes)~
Unaffiliated issuers	25,217,893
Other income (Note 1g)	367,900

Total investment income	28,920,423

Expenses:
Management fees (Note 3a)	3,592,158
Distribution fees: (Note 3c)
Class 2	466,729
Class 4	237,580
Custodian fees (Note 4)	22,304
Reports to shareholders	124,770
Professional fees	138,242
Trustees’ fees and expenses	4,469
Other	106,227

Total expenses.	4,692,479
Expense reductions (Note 4)	(22,987)
Expenses waived/paid by affiliates (Note 3e)	(257,813)

Net expenses	4,411,679

Net investment income	24,508,744

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#+
Unaffiliated issuers	(8,082,974)
Non-controlled affiliates (Note 3e)	(443,068)
Foreign currency transactions	(138,443)
Forward exchange contracts	(1,115,592)
Futures contracts	(515,772)
Swap contracts	679,311

Net realized gain (loss)	(9,616,538)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(20,710,340)
Non-controlled affiliates (Note 3e)	(2,042,814)
Translation of other assets and liabilities denominated in foreign currencies	8,631
Forward exchange contracts	380,763
Futures contracts	663,984
Swap contracts	(2,125,187)
Change in FT Subsidiary deferred tax benefit (Note 1g)	181,226
Change in deferred taxes on unrealized appreciation	82,318

Net change in unrealized appreciation (depreciation)	(23,561,419)

Net realized and unrealized gain (loss)	(33,177,957)

Net increase (decrease) in net assets resulting from operations.	$(8,669,213)

~Foreign taxes withheld on interest.	$42,823
#Net of foreign taxes	$22,514
+Includes losses from a redemption in-kind (Note 11)	$(2,963,426)

FSI-44	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Asset

	Franklin Strategic Income VIP Fund

	Year Ended December 31,
	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$24,508,744	$26,009,801
Net realized gain (loss)	(9,616,538)	(9,146,959)
Net change in unrealized appreciation (depreciation)	(23,561,419)	11,365,697

Net increase (decrease) in net assets resulting from operations	(8,669,213)	28,228,539

Distributions to shareholders: (Note 1k)
Class 1	(9,703,924)	(11,689,930)
Class 2	(5,724,625)	(6,228,631)
Class 4	(1,690,861)	(2,076,378)

Total distributions to shareholders	(17,119,410)	(19,994,939)

Capital share transactions: (Note 2)
Class 1	(43,986,518)	(39,684,506)
Class 2	(117,066,128)	8,628,689
Class 4	(10,271,574)	(7,192,045)

Total capital share transactions	(171,324,220)	(38,247,862)

Net increase (decrease) in net assets	(197,112,843)	(30,014,262)
Net assets:
Beginning of year	649,749,002	679,763,264

End of year (Note 1k)	$452,636,159	$649,749,002

The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	FSI-45

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Consolidated Financial Statements

Franklin Strategic Income VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Strategic Income VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2018, 74.7% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter

(OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the

FSI-46	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2018, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery and TBA Basis

The Fund purchases securities on a delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to

Annual Report	FSI-47

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Derivative Financial Instruments (continued)

fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a

FSI-48	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Consolidated Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to interest rate risk and certain foreign currencies. A cross currency swap is an agreement between the Fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Consolidated Statement of Assets and Liabilities and represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to interest rate risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Consolidated Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 9 regarding other derivative information.

e. Restricted Cash

At December 31, 2018, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Consolidated Statement of Assets and Liabilities.

f. Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

g. Investments in FT Holdings Corporation III (FT Subsidiary)

The Fund invests in certain financial instruments through its investment in FT Subsidiary. FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At December 31, 2018, FT Subsidiary’s investment, Turtle Bay Resort, as well as any other

Annual Report	FSI-49

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

g. Investments in FT Holdings Corporation III (FT Subsidiary) (continued)

assets and liabilities of FT Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities.

During the year ended December 31, 2018, Turtle Bay Resort paid a distribution to FT Subsidiary. The distribution received is reflected as other income in the Consolidated Statement of Operations. At December 31, 2018, the FT Subsidiary, which is a tax paying entity, recognized an unrealized loss on its Turtle Bay investment. An estimated deferred tax asset based on such unrealized loss is reflected as FT Subsidiary deferred tax benefit in the Consolidated Statement of Assets and Liabilities. The estimated benefit was calculated using a federal rate of 21%. When the Turtle Bay investment liquidates, the FT Subsidiary will recognize a capital loss which can be carried-back to offset prior year capital gains, resulting in a tax refund which will relieve the deferred tax asset.

The financial statements have been consolidated and include the accounts of the Fund and FT Subsidiary. All intercompany transactions and balances have been eliminated. At December 31, 2018, the net assets of FT Subsidiary were $6,402,660, representing 1.4% of the Fund’s consolidated net assets. The Fund’s investment in FT Subsidiary is limited to 25% of consolidated assets.

h. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

i. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

j. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Consolidated Statement of Operations.

l. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Consolidated Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Consolidated Statements of Changes in Net Assets.

For the year ended December 31, 2017, distributions to shareholders were as follows:

Distributions from net investment income :
Class 1	$(11,689,930)
Class 2	(6,228,631)
Class 4	(2,076,378)

For the year ended December 31, 2017, undistributed net investment income included in net assets was $13,385,921.

Annual Report	FSI-51

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2018		2017

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	529,935	$5,819,800	707,945	$8,170,021
Shares issued in reinvestment of distributions	904,373	9,703,924	1,057,912	11,689,930
Shares redeemed	(5,463,142)	(59,510,242)	(5,334,630)	(59,544,457)

Net increase (decrease)	(4,028,834)	$(43,986,518)	(3,568,773)	$(39,684,506)

Class 2 Shares:
Shares sold	1,939,103	$20,473,500	3,399,404	$36,838,010
Shares issued in reinvestment of distributions	552,570	5,724,625	583,205	6,228,631
Shares redeemed in-kind (Note 11)	(10,844,970)	(113,023,023)	—	—
Shares redeemed	(2,870,064)	(30,241,230)	(3,193,383)	(34,437,952)

Net increase (decrease)	(11,223,361)	$(117,066,128)	789,226	$8,628,689

Class 4 Shares:
Shares sold	351,399	$3,829,733	426,432	$4,757,499
Shares issued in reinvestment of distributions	158,766	1,690,861	189,278	2,076,378
Shares redeemed	(1,457,847)	(15,792,168)	(1,268,068)	(14,025,922)

Net increase (decrease)	(947,682)	$(10,271,574)	(652,358)	$(7,192,045)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FSI-52	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $1.5 billion
0.435%	Over $1.5 billion, up to and including $6.5 billion
0.415%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

For the year ended December 31, 2018, the gross effective investment management fee rate was 0.609% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Franklin Lower Tier Floating Rate Fund .	2,081,861	—	(651,673)	1,430,188	$13,000,405	$1,765,290	$(143,368)	$(1,373,155)
Franklin Middle Tier Floating Rate Fund.	2,024,951	—	(666,000)	1,358,951	12,230,563	1,329,556	(299,700)	(669,659)

Annual Report	FSI-53

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

3. Transactions with Affiliates (continued)

e. Investments in Affiliated Management Investment Companies (continued)

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.99%	10,018,679	163,271,007	(163,024,455)	10,265,231	$10,265,231	$190,755	$—	$—

Total Affiliated Securities					$35,496,199	$3,285,601	$(443,068)	$(2,042,814)

f. Other Affiliated Transactions

During the year ended December 31, 2018, Advisers reimbursed the Fund $502,477 of losses resulting from a NAV error. This reimbursement is reflected in capital share transactions in the Consolidated Statements of Changes in Net Assets.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2018, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. At December 31, 2018, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short Term.	$3,186,035
Long Term	36,761,926

Total capital loss carryforwards	$39,947,961	[a]

aSubject to certain limitations under Internal Revenue Code Section 382.

The tax character of distributions paid during the years ended December 31, 2018 and 2017, was as follows:

	2018	2017
Distributions paid from ordinary income	$17,119,410	$19,994,939

At December 31, 2018, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$503,477,485

Unrealized appreciation	$4,031,803
Unrealized depreciation	(35,178,673)

Net unrealized appreciation (depreciation)	$(31,146,870)

Distributable earnings-undistributed ordinary income	$23,632,580

FSI-54	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, swaps and financial futures transactions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2018, aggregated $655,351,254 and $755,591,203, respectively. Sales of investments excludes in-kind transactions of $74,395,278.

7. Credit Risk and Defaulted Securities

At December 31, 2018, the Fund had 43.1% of its portfolio invested in high yield, senior secured floating rate loans, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2018, the aggregate value of these securities was $2,442,368, representing 0.5% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Consolidated Statement of Investments.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2018, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value
14,792,309	K2016470219 South Africa Ltd., A	2/08/13 - 2/01/17	$ 114,768	$10,295
1,472,041	K2016470219 South Africa Ltd., B	2/01/17	1,093	1,025
933,786	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	2/08/13 - 12/31/18	1,420,595	1,150
247,597	K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	2/01/17 - 12/31/18	196,254	17,607

	Total Restricted Securities (Value is 0.0%† of Net Assets)		$1,732,710	$30,077

†Rounds to less than 0.1% of net assets.

Annual Report	FSI-55

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

9. Other Derivative Information

At December 31, 2018, the Fund’s investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin on futures contracts	$828,294	[a]	Variation margin on futures contracts	$136,613	[a]
	Unrealized appreciation on OTC swap contracts	4,052		Unrealized depreciation on OTC swap contracts	426,576
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	799,946		Unrealized depreciation on OTC forward exchange contracts	537,196
Credit contracts	Variation margin on centrally cleared swap contracts	—		Variation margin on centrally cleared swap contracts	40,297[a]
	OTC swap contracts (upfront payments)	677,982		OTC swap contracts (upfront receipts)	1,191,244
	Unrealized appreciation on OTC swap contracts	151,896		Unrealized depreciation on OTC swap contracts	1,756,866
Value recovery instruments	Investments in securities, at value	793,873	[b]

Totals		$3,256,043			$4,088,792

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Consolidated Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment. bVRI are included in investments in securities, at value in the Consolidated Statement of Assets and Liabilities.

For the year ended December 31, 2018, the effect of derivative contracts in the Fund’s Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Location	Net Realized Gain (Loss) for the Year	Consolidated Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Futures contracts	$(515,772)	Futures contracts	$663,984
	Swap contracts	(181,075)	Swap contracts	(422,524)
Foreign exchange contracts	Forward exchange contracts	(1,115,592)	Forward exchange contracts	380,763
Credit contracts	Swap contracts	860,386	Swap contracts	(1,702,663)
Value recovery instruments	Investments	(112,230)[a]	Investments	(67,149)[a]

Totals		$(1,064,283)		$(1,147,589)

aVRI are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations.

For the year ended December 31, 2018, the average month end notional amount of futures contracts and swap contracts and the average month end contract value for forward exchange contracts, and average month end fair value of VRI, were as follows:

Futures Contracts	$24,363,586
Swap contracts	52,293,764
Forward exchange contracts	78,423,673
VRI	1,135,301

FSI-56	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

	Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$799,946	$537,196
Swap contracts	833,930	3,374,686

Total	$1,633,876	$3,911,882

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

At December 31, 2018, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received[a]	Net Amount (Not less than zero)
Counterparty
BNDP	$—	$—	$—	$—	$—
BOFA	—	—	—	—	—
BZWS	252,009	(156,974)	—	—	95,035
CITI	173,775	(173,775)	—	—	—
DBAB	151,030	(32,627)	—	(110,000)	8,403
FBCO	—	—	—	—	—
GSCO	—	—	—	—	—
JPHQ	673,245	(673,245)	—	—	—
MSCO	383,817	(383,817)	—	—	—

Total	$1,633,876	$(1,420,438)	$—	$(110,000)	$103,438

Annual Report	FSI-57

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

9. Other Derivative Information (continued)

At December 31, 2018, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[a]	Net Amount (Not less than zero)
Counterparty
BNDP	$43,672	$—	$—	$—	$43,672
BOFA	159,121	—	—	(159,121)	—
BZWS	156,974	(156,974)	—	—	—
CITI	1,725,011	(173,775)	—	(1,551,236)	—
DBAB	32,627	(32,627)	—	—	—
FBCO	26,897	—	—	—	26,897
GSCO	179,925	—	—	(110,000)	69,925
JPHQ	770,289	(673,245)	—	(97,044)	—
MSCO	817,366	(383,817)	—	(410,000)	23,549

Total	$3,911,882	$(1,420,438)	$—	$(2,327,401)	$164,043

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(d) regarding derivative financial instruments.

See Abbreviations on page FSI-60.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 8, 2019, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 7, 2020, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the year ended December 31, 2018, the Fund did not use the Global Credit Facility.

11. Redemption In-Kind

During the year ended December 31, 2018, the Fund realized $2,963,426 of net losses resulting from a redemption in-kind in which a shareholder redeemed fund shares for cash and securities held by the Fund. Because such losses are not taxable to the Fund, and are not netted with capital gains that are distributed to remaining shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

FSI-58	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Consumer Services	$—	$—	$41,832	$41,832
Energy.	310,011	851,558	10	1,161,579
Retailing	—	—	11,320	11,320
Transportation	—	218,178	—	218,178
All Other Equity Investments	25,359,934	—	—	25,359,934
Corporate Bonds:
Retailing	—	1,242,704	1,150	1,243,854
All Other Corporate Bonds	—	190,194,744	—	190,194,744
Senior Floating Rate Interests	—	63,038,780	—	63,038,780
Foreign Government and Agency Securities	—	14,661,028	—	14,661,028
U.S. Government and Agency Securities	—	18,118,404	—	18,118,404
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	94,908,754	—	94,908,754
Mortgage-Backed Securities	—	47,312,182	—	47,312,182
Municipal Bonds	—	5,933,089	—	5,933,089
Escrows and Litigation Trusts	—	9,000	—[c]	9,000
Short Term Investments	10,265,231	1,913,210	—	12,178,441

Total Investments in Securities	$35,935,176	$438,401,631	$54,312	$474,391,119

Other Financial Instruments:
Futures Contracts	$828,294	$—	$—	$828,294
Forward Exchange Contracts	—	799,946	—	799,946
Swap Contracts.	—	155,948	—	155,948

Total Other Financial Instruments	$828,294	$955,894	$—	$1,784,188

Annual Report	FSI-59

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

12. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total
Liabilities:
Other Financial Instruments:
Futures Contracts	$136,613	$—	$—	$136,613
Forward Exchange Contracts	—	537,196	—	537,196
Swap Contracts.	—	2,223,739	—	2,223,739

Total Other Financial Instruments	$136,613	$2,760,935	$—	$2,897,548

aFor detailed categories, see the accompanying Consolidated Statement of Investments. bIncludes common stocks and management investment companies as well as other equity interests. cIncludes securities determined to have no value at December 31, 2018.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the consolidated financial statements.

Abbreviations

Counterparty		Currency		Selected Portfolio

BNDP	BNP Paribas SA	BRL	Brazilian Real	ARM	Adjustable Rate Mortgage

BOFA	Bank of America Corp.	EUR	Euro	CLO	Collateralized Loan Obligation

BZWS	Barclays Bank PLC	IDR	Indonesian Rupiah	CMT	1 year Constant Maturity Treasury Index

CITI	Citigroup, Inc.	MXN	Mexican Peso	FRN	Floating Rate Note

DBAB	Deutsche Bank AG	USD	United States Dollar	GDP	Gross Domestic Product

FBCO	Credit Suisse International			HDC	Housing Development Corp.

GSCO	The Goldman Sachs Group, Inc.			LIBOR	London InterBank Offered Rate

JPHQ	JP Morgan Chase & Co.			MBS	Mortgage-Backed Security

MSCO	Morgan Stanley			PIK	Payment-In-Kind

				RDA	Redevelopment Agency/Authority

				SF	Single Family

				T-Note	Treasury Note

				VRI	Value Recovery Instrument

Index Abbreviation

CDX.EM.Series number	CDX Emerging Markets Index
MCDX.NA.Series number	MCDX North America Index

FSI-60	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin Strategic Income VIP Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated statement of investments, of Franklin Strategic Income VIP Fund and its subsidiary (the “Fund”) as of December 31, 2018, the related consolidated statements of operations for the year ended December 31, 2018, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the consolidated financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Annual Report	FSI-61

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Franklin U.S. Government Securities VIP Fund

This annual report for Franklin U.S. Government Securities VIP Fund covers the fiscal year ended December 31, 2018.

Class 1 Performance Summary as of December 31, 2018

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/18	1-Year	5-Year	10-Year
Average Annual Total Return	+0.60%	+1.49%	+2.22%

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/09–12/31/18)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Bloomberg Barclays U.S. Government Index: Intermediate Component, the Lipper VIP General U.S. Government Funds Classification Average and the Consumer Price Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

**Source: Lipper, a Thomson Reuters Company. Please see Index Descriptions following the Fund Summaries.

***Source: Bureau of Labor Statistics, bls.gov/cpi. Please see Index Descriptions following the Fund Summaries.

Annual Report	FUS-1

FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

Fund Goal and Main Investments

The Fund seeks income. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities.

Fund Risks

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements and mortgage prepayments. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s primary benchmark, the Bloomberg Barclays U.S. Government Index: Intermediate Component, posted a +1.43% total return.1 The Fund’s secondary benchmark, the Lipper VIP General U.S. Government Funds Classification Average, posted a +0.03% total return.2 Funds in the Lipper average may allocate as much as 35% of their investments in asset types other than U.S. government and agency mortgage-backed securities.

Economic and Market Overview

The U.S. economy grew during the 12 months under review. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, business investment, exports and government spending. However, growth moderated in the third quarter due to declines in exports and housing investment. The manufacturing and services sectors expanded during the period. The unemployment rate declined from 4.1% in December 2017 to 3.9% at period-end.3 Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% in December 2017 to 1.9% at period-end.3

Portfolio Composition

Based on Total Net Assets as of 12/31/18

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate four times during the period, to 2.25%–2.50%, and continued to reduce its balance sheet as part of its ongoing plan to normalize monetary policy. At its December meeting, the Fed reduced the projected 2019 rate increases to two, compared to three projected previously.

The 10-year Treasury yield, which moves inversely to its price, increased during the period. The yield rose to multi-year highs several times in 2018 amid investor concerns about higher inflation and the Fed’s interest-rate path. Expectations that other central banks might scale back monetary stimulus and better-than-expected U.S. economic reports also pushed the yield higher. However, some factors weighed on the Treasury yield at certain points during the period, including concerns about political turmoil in Italy, political uncertainties in the U.S., tensions between the U.S. and North Korea, the Trump administration’s protectionist trade policies, U.S. trade disputes with its allies and China, economic turmoil in Turkey and Argentina, slowing global economic growth and expectations the Fed would slow its pace of rate increases. Overall, the 10-year Treasury yield rose from 2.40% at the beginning of the period to 2.69% at period-end.

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FUS-2	Annual Report

FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

Investment Strategy

Using our straightforward investment approach, we seek to produce current income with a high degree of credit safety from a conservatively managed portfolio of U.S. government securities. Analyzing securities using proprietary and nonproprietary research, we seek to identify attractive investment opportunities.

Manager’s Discussion

From a perspective of excess returns over Treasuries of similar duration as measured by Bloomberg Barclays indexes, asset-backed securities performed well. All other major fixed income sectors had negative excess returns during the period. U.S. economic indicators were generally encouraging during the reporting period. Growth in the manufacturing sector created new jobs and boosted employment levels. Retail sales grew for most of the period and increased toward period end, while energy prices dropped and inflation slowed. In this environment, home sales slowed due to rising interest rates, low supply levels and increasing home prices.

The Fund maintains a consistent and disciplined approach to our investment strategy. The Fund’s investment process and strategy have not changed, and the team continues to look for strong cash flow fundamentals and valuations seeking to uncover opportunities across the agency mortgage and agency debenture universe. The Fund emphasizes agency pass-throughs and invests in other agency securities for diversification purposes.

Within the agency mortgage pass-through sector, Freddie Mac MBS, Fannie Mae MBS and GNMA MBS had negative excess returns. All had positive total returns during the period.

During the period, we were more weighted toward GNMA IIs (pools of mortgages from multiple issuers) than GNMA Is (pools of mortgages from single issuers). Over the period, we increased exposure to GNMA II 4.0% coupons, while reducing exposure to 3.0%, 3.5% and 4.5% coupons. At period-end, our heaviest exposures were in 3.5% and 4.0% coupons. Based on excess returns over Treasuries, coupon performance was mixed. GN II 5.0% securities were among the best performers, while GN I and II 3.5% and 3.0% securities lagged.

The Fund’s U.S. yield curve positioning was a contributor as yield curve movements had a positive impact relative to the benchmark. The Fund’s exposure to adjustable-rate mortgage-backed securities (MBS) was also a contributor during the period. In contrast, our exposure to fixed-rate agency

MBS was a detractor. The Fund’s exposure to Treasury-Inflation Protected Securities and U.S. agency securities also hurt Fund performance during the period.

Thank you for your participation in Franklin U.S. Government Securities VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy.

Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report	FUS-3

FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Fund-Level Expenses Paid During Period 7/1/18–12/31/18[1,2]	Ending Account Value 12/31/18	Fund-Level Expenses Paid During Period 7/1/18–12/31/18[1,2]	Net Annualized Expense Ratio[2]
Class 1	$1,000	$1,016.00	$2.54	$1,022.68	$2.55	0.50%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

FSU-4	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin U.S. Government Securities VIP Fund

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$12.36	$12.51	$12.74	$13.00	$12.91

Income from investment operations[a]:

Net investment income[b]	0.29	0.25	0.22	0.21	0.24

Net realized and unrealized gains (losses)	(0.22)	(0.04)	(0.10)	(0.12)	0.22

Total from investment operations	0.07	0.21	0.12	0.09	0.46

Less distributions from net investment income	(0.36)	(0.36)	(0.35)	(0.35)	(0.37)

Net asset value, end of year	$12.07	$12.36	$12.51	$12.74	$13.00

Total return[c]	0.60%	1.66%	0.90%	0.71%	3.64%

Ratios to average net assets

Expenses[d]	0.50%	0.50%	0.50%	0.50%	0.49%

Net investment income	2.38%	2.00%	1.75%	1.64%	1.84%

Supplemental data

Net assets, end of year (000’s)	$59,213	$66,404	$73,695	$79,620	$90,656

Portfolio turnover rate	22.25%	80.49%	86.28%	61.91%	42.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	FUS-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities VIP Fund (continued)

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$12.09	$12.24	$12.47	$12.73	$12.65

Income from investment operations[a]:

Net investment income[b]	0.25	0.21	0.19	0.18	0.20

Net realized and unrealized gains (losses)	(0.22)	(0.04)	(0.10)	(0.12)	0.22

Total from investment operations	0.03	0.17	0.09	0.06	0.42

Less distributions from net investment income	(0.33)	(0.32)	(0.32)	(0.32)	(0.34)

Net asset value, end of year	$11.79	$12.09	$12.24	$12.47	$12.73

Total return[c]	0.34%	1.34%	0.66%	0.47%	3.38%

Ratios to average net assets

Expenses[d]	0.75%	0.75%	0.75%	0.75%	0.74%

Net investment income	2.13%	1.75%	1.50%	1.39%	1.59%

Supplemental data

Net assets, end of year (000’s)	$1,105,627	$1,223,491	$1,268,963	$1,311,974	$1,369,037

Portfolio turnover rate	22.25%	80.49%	86.28%	61.91%	42.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

FUS-6	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2018

Franklin U.S. Government Securities VIP Fund

		Principal Amount	Value
	Mortgage-Backed Securities 79.8%
a	Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 1.2%
	FHLMC, 4.002%, (US 1 Year CMT T-Note +/- MBS Margin), 5/01/37	$602,240	$634,290
	FHLMC, 4.171%, (12-month USD LIBOR +/- MBS Margin), 4/01/40.	5,787,635	6,071,444
	FHLMC, 3.92% - 4.41%, (12-month USD LIBOR +/- MBS Margin), 3/01/36 - 5/01/38	6,522,571	6,833,636

			13,539,370

	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 10.7%
	FHLMC Gold 15 Year, 4.50%, 3/01/25 - 4/01/25.	900,384	923,445
	FHLMC Gold 30 Year, 3.00%, 5/01/43	436,234	428,959
	FHLMC Gold 30 Year, 3.00%, 6/01/46	35,335,616	34,499,781
	FHLMC Gold 30 Year, 3.00%, 10/01/46	24,985,430	24,394,418
	FHLMC Gold 30 Year, 3.50%, 3/01/32 - 5/01/43.	3,462,648	3,526,790
	FHLMC Gold 30 Year, 3.50%, 12/01/47	7,444,142	7,447,067
	FHLMC Gold 30 Year, 3.50%, 1/01/48	14,034,722	14,040,101
	FHLMC Gold 30 Year, 4.00%, 9/01/40 - 1/01/48.	11,349,180	11,642,669
	FHLMC Gold 30 Year, 4.00%, 5/01/48	3,827,574	3,904,630
	FHLMC Gold 30 Year, 4.00%, 7/01/48	13,215,003	13,481,398
	FHLMC Gold 30 Year, 4.50%, 5/01/40 - 7/01/41.	2,107,902	2,204,812
	FHLMC Gold 30 Year, 5.00%, 9/01/33 - 4/01/40.	4,574,735	4,846,406
	FHLMC Gold 30 Year, 5.50%, 7/01/33 - 5/01/38.	1,084,671	1,169,926
	FHLMC Gold 30 Year, 6.00%, 1/01/24 - 8/01/35.	754,356	817,356
	FHLMC Gold 30 Year, 6.50%, 12/01/23 - 5/01/35	385,270	419,064
	FHLMC Gold 30 Year, 7.00%, 4/01/24 - 9/01/31.	124,163	134,310
	FHLMC Gold 30 Year, 7.50%, 12/01/22	373	376
	FHLMC Gold 30 Year, 8.00%, 9/01/21 - 5/01/22.	2,019	2,107
	FHLMC Gold 30 Year, 8.50%, 7/01/31	231,201	265,890
	FHLMC PC 30 Year, 8.50%, 9/01/20	51	52

			124,149,557

a	Federal National Mortgage Association (FNMA) Adjustable Rate 3.8%
	FNMA, 3.395% - 4.291%, (12-month USD LIBOR +/- MBS Margin), 1/01/32 - 3/01/47	7,508,413	7,809,267
	FNMA, 4.504%, (12-month USD LIBOR +/- MBS Margin), 9/01/37.	13,560,322	14,273,900
	FNMA, 3.101% - 4.91%, (US 1 Year CMT T-Note +/- MBS Margin), 10/01/19 - 10/01/44	11,108,108	11,638,785
	FNMA, 4.302% - 4.915%, (12-month USD LIBOR +/- MBS Margin), 12/01/32 - 9/01/40	9,384,938	9,796,120
	FNMA, 2.268% - 5.424%, (11th District COF +/- MBS Margin), 6/01/25 - 6/01/38	149,353	151,178
	FNMA, 3.21% - 5.758%, (US 3 Year CMT T-Note +/- MBS Margin), 3/01/20 - 3/01/29	31,812	32,461
	FNMA, 3.414% - 6.043%, (6-month USD LIBOR +/- MBS Margin), 6/01/21 - 7/01/37	1,007,263	1,031,081
	FNMA, 4.942% - 7.22%, (US 1 Year CMT T-Note +/- MBS Margin), 7/01/19 - 1/01/36	70,533	71,723

			44,804,515

	Federal National Mortgage Association (FNMA) Fixed Rate 12.1%
	FNMA 15 Year, 2.64%, 7/01/25	2,482,606	2,439,558
	FNMA 15 Year, 2.77%, 4/01/25	3,500,000	3,464,536
	FNMA 15 Year, 2.99%, 11/01/24	2,947,596	2,954,573
	FNMA 15 Year, 3.14%, 10/01/25	4,000,000	4,050,230
	FNMA 15 Year, 3.28%, 7/01/27	4,000,000	3,973,974
	FNMA 15 Year, 3.51%, 8/01/23	3,000,000	3,089,195
	FNMA 15 Year, 5.50%, 1/01/25	787,991	818,343
	FNMA 30 Year, 3.00%, 12/01/42	186,917	183,570
	FNMA 30 Year, 3.00%, 9/01/47	18,783,772	18,345,764
	FNMA 30 Year, 3.50%, 7/01/45	32,865,849	33,002,168
	FNMA 30 Year, 4.00%, 1/01/41 - 8/01/41	7,238,793	7,449,094
	FNMA 30 Year, 4.00%, 4/01/48	42,663,920	43,681,087
	FNMA 30 Year, 4.50%, 8/01/40 - 6/01/41	7,531,821	7,891,447

Annual Report	FUS-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin U.S. Government Securities VIP Fund (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Federal National Mortgage Association (FNMA) Fixed Rate (continued)
FNMA 30 Year, 5.00%, 3/01/34 - 7/01/41	$4,022,828	$4,271,761
FNMA 30 Year, 5.50%, 12/01/32 - 8/01/35	1,687,134	1,807,642
FNMA 30 Year, 6.00%, 1/01/24 - 8/01/38	1,817,495	1,967,540
FNMA 30 Year, 6.50%, 1/01/24 - 9/01/36	332,484	363,030
FNMA 30 Year, 7.50%, 4/01/23 - 8/01/25	15,167	15,466
FNMA 30 Year, 8.00%, 3/01/22 - 12/01/24	67,536	68,315
FNMA 30 Year, 8.50%, 3/01/20 - 6/01/21	201	203
FNMA 30 Year, 9.00%, 10/01/26	76,561	79,521
FNMA PL 30 Year, 5.50%, 4/01/34	1,107,259	1,166,703

		141,083,720

Government National Mortgage Association (GNMA) Fixed Rate 52.0%
GNMA I SF 30 Year, 3.00%, 7/15/42	490,219	484,818
GNMA I SF 30 Year, 4.00%, 10/15/40 - 8/15/46	10,333,121	10,651,778
GNMA I SF 30 Year, 4.50%, 1/15/39 - 6/15/40	10,015,691	10,480,979
GNMA I SF 30 Year, 4.50%, 7/15/40 - 6/15/41	4,138,956	4,333,166
GNMA I SF 30 Year, 5.00%, 6/15/30 - 11/15/39	10,374,356	10,990,630
GNMA I SF 30 Year, 5.00%, 11/15/39 - 9/15/40	10,406,885	11,027,499
GNMA I SF 30 Year, 5.50%, 12/15/28 - 10/15/39	5,205,970	5,600,253
GNMA I SF 30 Year, 6.00%, 11/15/23 - 11/15/38	2,457,729	2,664,456
GNMA I SF 30 Year, 6.50%, 6/15/23 - 9/15/38	1,338,343	1,456,388
GNMA I SF 30 Year, 7.00%, 9/15/22 - 1/15/32	324,056	336,304
GNMA I SF 30 Year, 7.50%, 2/15/22 - 8/15/33	378,261	421,157
GNMA I SF 30 Year, 8.00%, 12/15/21 - 7/15/23	81,419	82,705
GNMA I SF 30 Year, 8.50%, 6/15/22 - 12/15/24	31,412	31,884
GNMA I SF 30 Year, 9.00%, 9/15/19 - 3/15/20	347	348
GNMA I SF 30 Year, 9.50%, 1/15/20 - 12/15/20	8,994	9,046
GNMA I SF 30 Year, 10.00%, 12/15/19 - 8/15/21	2,112	2,119
GNMA II SF 30 Year, 3.00%, 12/20/42 - 2/20/45	2,335,923	2,316,872
GNMA II SF 30 Year, 3.00%, 9/20/45	9,539,686	9,419,101
GNMA II SF 30 Year, 3.00%, 7/20/47	21,591,468	21,262,957
GNMA II SF 30 Year, 3.00%, 9/20/47	27,562,524	27,138,735
GNMA II SF 30 Year, 3.50%, 12/20/40 - 8/20/43	2,360,228	2,390,001
GNMA II SF 30 Year, 3.50%, 8/20/42	6,589,831	6,671,107
GNMA II SF 30 Year, 3.50%, 9/20/42	19,230,383	19,467,801
GNMA II SF 30 Year, 3.50%, 10/20/42	5,841,198	5,913,231
GNMA II SF 30 Year, 3.50%, 11/20/42	11,497,622	11,639,467
GNMA II SF 30 Year, 3.50%, 12/20/42	8,726,045	8,833,830
GNMA II SF 30 Year, 3.50%, 1/20/43	14,634,041	14,814,676
GNMA II SF 30 Year, 3.50%, 3/20/43	5,241,143	5,328,415
GNMA II SF 30 Year, 3.50%, 4/20/43	6,550,872	6,631,663
GNMA II SF 30 Year, 3.50%, 5/20/43	12,069,177	12,218,177
GNMA II SF 30 Year, 3.50%, 6/20/43	5,506,444	5,574,373
GNMA II SF 30 Year, 3.50%, 9/20/47	89,689,468	90,370,995
GNMA II SF 30 Year, 3.50%, 10/20/47	7,358,214	7,414,127
GNMA II SF 30 Year, 3.50%, 11/20/47	133,163,220	134,175,094
GNMA II SF 30 Year, 4.00%, 11/20/39 - 7/20/41	10,464,608	10,824,378
GNMA II SF 30 Year, 4.00%, 9/20/41 - 2/20/44	3,818,566	3,932,135
GNMA II SF 30 Year, 4.00%, 11/20/41	6,401,032	6,615,265
GNMA II SF 30 Year, 4.00%, 4/20/48	61,467,859	63,019,001
GNMA II SF 30 Year, 4.00%, 11/20/48	21,953,634	22,507,634
GNMA II SF 30 Year, 4.50%, 10/20/39 - 6/20/41	9,846,355	10,336,532

FUS-8	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin U.S. Government Securities VIP Fund (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA II SF 30 Year, 4.50%, 7/20/41 - 2/20/44	$9,869,255	$10,357,937
GNMA II SF 30 Year, 4.50%, 9/20/41	5,048,629	5,299,256
GNMA II SF 30 Year, 4.50%, 10/20/44	2,676,912	2,808,200
GNMA II SF 30 Year, 5.00%, 9/20/33 - 10/20/42	8,332,321	8,867,857
GNMA II SF 30 Year, 5.00%, 6/20/44	2,654,431	2,804,149
GNMA II SF 30 Year, 5.50%, 5/20/34 - 6/20/38	4,228,468	4,516,529
GNMA II SF 30 Year, 6.00%, 11/20/23 - 7/20/39	2,687,349	2,927,316
GNMA II SF 30 Year, 6.50%, 12/20/27 - 4/20/34	424,853	474,805
GNMA II SF 30 Year, 7.00%, 5/20/32	7,801	9,068
GNMA II SF 30 Year, 7.50%, 9/20/22 - 11/20/26	64,585	70,310
GNMA II SF 30 Year, 8.00%, 8/20/26	4,831	5,430
GNMA II SF 30 Year, 9.50%, 4/20/25	1,891	1,895

		605,531,849

Total Mortgage-Backed Securities (Cost $951,868,563)		929,109,011

U.S. Government and Agency Securities 17.6%
Federal Agricultural Mortgage Corp.,
4.30%, 5/13/19	1,010,000	1,016,936
1.41%, 3/06/20	10,000,000	9,886,690
2.66%, 4/12/22	7,000,000	7,031,248
FHLB, 2.625%, 9/12/25	20,000,000	19,694,580
FICO,
15P, Strip, 3/07/19	1,798,000	1,789,241
D-P, Strip, 9/26/19	7,605,000	7,451,019
Israel Government Agency for International Development Bond,
5.50%, 9/18/23	12,000,000	13,499,060
7-Z, U.S. Government Guaranteed, Strip, 8/15/22	5,619,000	5,100,678
New Valley Generation IV, secured bond, 4.687%, 1/15/22	1,474,707	1,507,842
Overseas Private Investment Corp.,
A, zero cpn., 11/15/20	2,575,000	3,185,418
senior bond, 4.01%, 5/15/30	1,860,000	1,958,691
Petroleos Mexicanos, 2.378%, 4/15/25 (Mexico)	2,138,500	2,108,946
Private Export Funding Corp.,
secured bond, 2.80%, 5/15/22	9,000,000	9,018,711
secured note, 4.30%, 12/15/21	1,865,000	1,949,248
secured note, LL, 2.25%, 3/15/20	1,700,000	1,691,869
senior secured note, MM, 2.30%, 9/15/20.	3,500,000	3,473,708
Reliance Industries Ltd., senior bond, 2.512%, 1/15/26 (India)	9,843,750	9,676,898
Tunisia Government Agency for International Development Bonds, 1.686%, 7/16/19	7,000,000	6,989,626
TVA,
1.875%, 8/15/22	6,000,000	5,842,980
5.88%, 4/01/36	5,000,000	6,527,775
Strip, 6/15/19	5,973,000	5,893,537
Strip, 6/15/20	6,138,000	5,892,891
U.S. Treasury Bond,
2.50%, 2/15/46	4,000,000	3,619,258
[b] Index Linked, 2.00%, 1/15/26	1,911,078	2,040,429
[b] Index Linked, 1.75%, 1/15/28	9,656,321	10,262,249
[b] Index Linked, 3.625%, 4/15/28	7,817,195	9,601,825

Annual Report	FSU-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin U.S. Government Securities VIP Fund (continued)

	Principal Amount	Value
U.S. Government and Agency Securities (continued)
U.S. Treasury Note,
2.375%, 8/15/24	$22,000,000	$21,805,641
2.25%, 8/15/27	6,000,000	5,812,697
[b] Index Linked, 0.125%, 7/15/24	16,506,892	15,834,708
Ukraine Government Agency for International Development Bonds, 1.844%, 5/16/19	5,000,000	5,001,470

Total U.S. Government and Agency Securities (Cost $207,352,562)		205,165,869

Total Investments before Short Term Investments (Cost $1,159,221,125)		1,134,274,880

Short Term Investments (Cost $28,330,362) 2.4%

Repurchase Agreements 2.4%
[c] Joint Repurchase Agreement, 2.922%, 1/02/19 (Maturity Value $28,334,961)
BNP Paribas Securities Corp. (Maturity Value $12,604,808) Deutsche Bank Securities Inc. (Maturity Value $4,701,053) HSBC Securities (USA) Inc. (Maturity Value $11,029,100)
Collateralized by U.S. Government Agency Securities, 3.00% - 8.00%, 12/15/25 - 12/20/48; [d]U.S. Treasury Bills, 1/17/19; and U.S. Treasury Notes, 1.25% - 3.50%, 5/31/19 - 9/30/20 (valued at $28,905,804)	28,330,362	28,330,362

Total Investments (Cost $1,187,551,487) 99.8%		1,162,605,242

Other Assets, less Liabilities 0.2%		2,234,510

Net Assets 100.0%		$1,164,839,752

See Abbreviations on page FUS-19.

aAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

bPrincipal amount of security is adjusted for inflation. See Note 1(d).

cSee Note 1(b) regarding joint repurchase agreement.

dThe security was issued on a discount basis with no stated coupon rate.

FUS-10	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2018

Franklin U.S. Government Securities VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,159,221,125
Cost - Unaffiliated repurchase agreements	28,330,362

Value - Unaffiliated issuers	$1,134,274,880
Value - Unaffiliated repurchase agreements	28,330,362
Receivables:
Investment securities sold	534,640
Capital shares sold	251,170
Interest	4,110,791
Other assets	144

Total assets	1,167,501,987

Liabilities:
Payables:
Capital shares redeemed	1,567,151
Management fees	466,920
Distribution fees	461,881
Accrued expenses and other liabilities	166,283

Total liabilities	2,662,235

Net assets, at value	$1,164,839,752

Net assets consist of:
Paid-in capital	$1,253,883,671
Total distributable earnings (loss)	(89,043,919)

Net assets, at value	$1,164,839,752

Class 1:
Net assets, at value	$59,212,765

Shares outstanding	4,906,043

Net asset value and maximum offering price per share	$12.07

Class 2:
Net assets, at value	$1,105,626,987

Shares outstanding	93,746,544

Net asset value and maximum offering price per share	$11.79

The accompanying notes are an integral part of these financial statements. | Annual Report	FUS-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2018

Franklin U.S. Government Securities VIP Fund
Investment income:
Interest:
Unaffiliated issuers:
Paydown gain (loss)	$(5,828,155)
Paid in cash	41,034,566

Total investment income	35,206,411

Expenses:
Management fees (Note 3a)	5,758,569
Distribution fees: (Note 3c)
Class 2	2,904,198
Custodian fees (Note 4)	11,195
Reports to shareholders	132,887
Professional fees	64,916
Trustees’ fees and expenses	8,871
Other	151,195

Total expenses	9,031,831
Expense reductions (Note 4)	(288)

Net expenses	9,031,543

Net investment income	26,174,868

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(3,111,667)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(20,898,185)

Net realized and unrealized gain (loss)	(24,009,852)

Net increase (decrease) in net assets resulting from operations	$2,165,016

FUS-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin U.S. Government Securities VIP Fund

	Year Ended December 31,

	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$26,174,868	$23,425,605
Net realized gain (loss)	(3,111,667)	(9,244,107)
Net change in unrealized appreciation (depreciation)	(20,898,185)	4,564,648

Net increase (decrease) in net assets resulting from operations	2,165,016	18,746,146

Distributions to shareholders: (Note 1d)
Class 1	(1,830,491)	(2,011,168)
Class 2	(31,691,784)	(33,122,555)

Total distributions to shareholders	(33,522,275)	(35,133,723)

Capital share transactions: (Note 2)
Class 1	(5,618,467)	(6,455,480)
Class 2	(88,079,314)	(29,919,965)
Total capital share transactions	(93,697,781)	(36,375,445)

Net increase (decrease) in net assets	(125,055,040)	(52,763,022)

Net assets:
Beginning of year	1,289,894,792	1,342,657,814

End of year (Note 1d)	$1,164,839,752	$1,289,894,792

The accompanying notes are an integral part of these financial statements. | Annual Report	FUS-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin U.S. Government Securities VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin U.S. Government Securities VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2018, 43.8% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such

FUS-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin U.S. Government Securities VIP Fund (continued)

agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 31, 2018.

c. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately in the Statement of Operations. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Annual Report	FUS-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin U.S. Government Securities VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the year ended December 31, 2017, distributions to shareholders were as follows:

Distributions from net investment income:
Class 1	$(2,011,168)
Class 2	(33,122,555)

For the year ended December 31, 2017, undistributed net investment income included in net assets was $30,616,923.

2. Shares of Beneficial Interest

At December 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2018		2017

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	130,524	$1,575,698	214,758	$2,678,926
Shares issued in reinvestment of distributions	154,472	1,830,491	163,377	2,011,168
Shares redeemed	(750,422)	(9,024,656)	(896,031)	(11,145,574)

Net increase (decrease)	(465,426)	$(5,618,467)	(517,896)	$(6,455,480)

Class 2 Shares:
Shares sold	5,018,026	$59,241,587	7,795,899	$95,146,101
Shares issued in reinvestment of distributions	2,734,407	31,691,784	2,748,760	33,122,555
Shares redeemed	(15,242,864)	(179,012,685)	(12,993,385)	(158,188,621)

Net increase (decrease)	(7,490,431)	$(88,079,314)	(2,448,726)	$(29,919,965)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FUS-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin U.S. Government Securities VIP Fund (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the year ended December 31, 2018, the gross effective investment management fee rate was 0.471% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2018, capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short Term	$38,715,602
Long Term	54,934,163

Total capital loss carryforwards	$93,649,765

On December 31, 2018, the Fund had expired capital loss carryforwards of $426,637, which were reclassified to paid-in capital.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin U.S. Government Securities VIP Fund (continued)

5. Income Taxes (continued)

The tax character of distributions paid during the years ended December 31, 2018 and 2017, was as follows:

	2018	2017
Distributions paid from ordinary income	$33,522,275	$35,133,723

At December 31, 2018, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments.	$1,190,960,321

Unrealized appreciation	$4,594,295
Unrealized depreciation	(32,949,374)

Net unrealized appreciation (depreciation)	$(28,355,079)

Distributable earnings:
Undistributed ordinary income	$32,960,946

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of paydown losses and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2018, aggregated $265,527,675 and $363,596,571, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 8, 2019, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 7, 2020, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2018, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin U.S. Government Securities VIP Fund (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

At December 31, 2018, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs.

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Currency		Selected Portfolio

USD	United States Dollar	CMT	Constant Maturity Treasury Index

		COF	Cost of Funds

		FHLB	Federal Home Loan Bank

		FICO	Financing Corp.

		LIBOR	London InterBank Offered Rate

		MBS	Mortgage-Backed Security

		PC	Participation Certificate

		PL	Project Loan

		SF	Single Family

		T-Note	Treasury Note

		TVA	Tennessee Valley Authority

Annual Report	FUS-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin U.S. Government Securities VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin U.S. Government Securities VIP Fund (the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

FUS-20	Annual Report

Templeton Developing Markets VIP Fund

This annual report for Templeton Developing Markets VIP Fund covers the fiscal year ended December 31, 2018.

Class 1 Performance Summary as of December 31, 2018

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/18	1-Year	5-Year	10-Year
Average Annual Total Return	-15.44%	+0.74%	+7.24%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/09–12/31/18)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of MSCI Emerging Markets (EM) Index and the Standard & Poor’s®/ International Finance Corporation Investable (S&P®/IFCI) Composite Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

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TEMPLETON DEVELOPING MARKETS VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging market investments.

Fund Risks

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with developing markets are magnified in frontier markets. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the MSCI EM Index had a -14.25% total return, and the S&P/IFCI Composite Index had a -14.22% total return for the same period.1 Please note, index performance numbers are for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

Emerging market economies in general continued to grow faster than developed market economies during the 12 months under review. China’s economy continued to grow in 2018’s third quarter, though at its slowest annual rate since 2009. During 2018’s first three quarters, China saw decreased annual growth rates across sectors, including industrial production, services, fixed-asset investment, and exports and imports, amid indications that trade tensions with the U.S. negatively affected the economy. India’s annual growth rate in 2018’s third quarter moderated from the prior quarter, as high oil prices and a depreciated rupee hurt consumer spending. Growth in financial services and manufacturing also slowed. Russia’s economy grew in 2018’s third quarter, though at a slower annual growth rate than the prior quarter as the positive effects of the summer World Cup faded. Growth slowed for accommodations and food services, transportation, and information and communication. Brazil’s economy expanded at a faster annual rate in the third quarter. The country’s exports significantly rebounded following a nationwide trucker’s strike in May. Household spending growth slowed, while growth accelerated in the services, transportation and financial services sectors. Among other emerging markets, the economies of Mexico, Poland and Turkey continued to grow.

Monetary policies varied among emerging market central banks. Brazil’s central bank cut its benchmark interest rate twice during the 12-month period, while some, including those of India, Turkey and the Czech Republic, raised their benchmark interest rates multiple times. Mexico’s central bank raised its benchmark interest rate four times to a 10-year high, citing global economic and domestic political uncertainties. Russia’s central bank changed its benchmark interest rate several times, but at period-end the rate was the same as at the beginning of the period. South Korea’s and Chile’s central banks raised their benchmark interest rates during the period,

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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TEMPLETON DEVELOPING MARKETS VIP FUND

while Taiwan’s central bank left its benchmark interest rate unchanged. The People’s Bank of China left its benchmark interest rate unchanged during the period, but it took measures to improve financial liquidity to mitigate the negative effects of the U.S.-China trade dispute and support economic growth.

Emerging market stocks declined during the 12 months under review due to concerns about global economic growth, rising U.S. interest rates, a strengthening U.S. dollar and heightened international trade tensions, particularly between the U.S. and China. Contagion concerns about economic crises in Turkey and Argentina also weighed on investor sentiment. Emerging market equities reversed some of their losses near period-end, amid a trade truce between the U.S. and China and signals the U.S. Federal Reserve would slow its pace of interest rate increases. European stocks were pressured by political and economic instability in the region, particularly in Italy and Turkey. Asian equities were hurt by declines in technology stocks and increased tensions in the Korean peninsula, though tensions eased later in the year. In this environment, emerging market stocks, as measured by the MSCI EM Index, had a -14.25% total return for the 12 months ended December 31, 2018.1

Investment Strategy

We employ a fundamental research, value-oriented, long-term investment approach. We focus on the market price of a company’s securities relative to our evaluation of its long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price of the company’s securities. Our analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment.

Manager’s Discussion

During the 12 months under review, key performance detractors included Brilliance China Automotive Holdings, Samsung Electronics and Naspers.

Brilliance China Automotive manufactures and sells automobiles for the Chinese domestic market, predominantly through its joint venture with BMW,2 a German luxury car maker. BMW’s plans to increase its joint venture stake to a majority share was poorly received by investors, who expressed concerns about some aspects of the proposed deal terms,

Top 10 Countries

12/31/18

% of Total Net Assets
China	20.6%
South Korea	16.3%
Taiwan	10.2%
Russia	7.7%
India	7.7%
Brazil	7.4%
South Africa	7.3%
Thailand	3.7%
Indonesia	3.4%
U.K.	3.1%

Brilliance China’s reduced stake and the potential impact on earnings. The stock has since corrected, and we believe the increased clarity about the joint venture agreement removes an overhang that had been weighing on the stock price since China’s decision to relax foreign ownership limits earlier in the year. In our opinion, luxury vehicle sales should continue to increase due to ongoing and growing demand for premium brands.

Samsung Electronics is a South Korea-based consumer electronics and semiconductor manufacturer. It is one of the world’s largest smartphone and memory chip producers as well as a key supplier of organic light-emitting diode displays. Shares of the export-focused company were caught in the crosshairs of mounting global trade tensions. While the company reported solid third-quarter earnings, investor sentiment was hurt by a decline in memory chip prices, an increase in inventory levels and a slowdown in smartphone demand.

Naspers is an internet and media group based in South Africa. It is a leading provider of pay-television services in sub-Saharan Africa. It also has sizable investments in some of the world’s leading technology companies, including China-based Tencent Holdings and Russia-based Mail.ru Group. Shares of Tencent retreated due to regulatory uncertainty in China’s online gaming industry, which impacted Naspers’s share price. Naspers’ plan to spin off its pay-television business lent some support to the stock. Information technology (IT) stocks in general corrected during the period as pessimism about future global growth, the U.S.-China trade conflict, rising U.S. interest rates and a strengthening U.S. dollar led investors to switch to more

2. Not a Fund holding.

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TEMPLETON DEVELOPING MARKETS VIP FUND

defensive stocks.3 Improving market sentiment late in the year, however, led shares to recover from their year-low.

In contrast, key contributors to absolute performance during the reporting period were Fila Korea, LUKOIL and Banco Bradesco.

Fila Korea is one of South Korea’s leading sportswear companies. It also licenses the Fila brand around the world and owns a stake in U.S. golf product manufacturer Acushnet.2 Shares of Fila Korea advanced as the company’s efforts to revitalize its domestic business and expand in China helped improve quarterly earnings. The company also reported significantly better-than-expected second- and third-quarter earnings growth, driven by strong sales growth globally and improved sales in high-margin products. Steady financial results from Acushnet also buoyed the stock.

LUKOIL is a Russian energy company involved primarily in the exploration, production, marketing and refining of oil and oil-related products. The company holds some of the largest oil reserves in the world. Rebounding oil prices benefited company shares, significantly boosting sales and earnings in the second and third quarters. LUKOIL also started a large share buyback program and approved the cancellation of a portion of its treasury shares, with both moves aimed at improving shareholder value and corporate governance. A decline in oil prices late in the period, however, led the company’s share price to finish 2018 below its year-high.

Banco Bradesco is one of Brazil’s largest financial conglomerates. It operates across a wide-range of segments, including asset management, insurance, wholesale banking, full retail operations, credit card and general corporate and personal lending. Banco Bradesco announced strong quarterly results during the period, benefitting from positive loan growth trends and declining non-performing loan ratios. Improved sentiment in the Brazilian market in general, driven by the victory of a more market-friendly candidate in the presidential elections and improved economic growth, further lifted investor confidence in the stock.

During the past 12 months, we increased the Fund’s holdings in Mexico, Brazil and Peru due to their solid fundamentals. In terms of sectors, additions were undertaken in financials.4 Key purchases included a new position China Construction Bank,

Top 10 Holdings

12/31/18

Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals,	7.1%
South Korea Taiwan Semiconductor Manufacturing Co. Ltd. Semiconductors & Semiconductor Equipment, Taiwan	6.9%
Naspers Ltd. Media, South Africa	6.5%
Alibaba Group Holding Ltd. Internet & Direct Marketing Retail, China	4.1%
ICICI Bank Ltd. Banks, India	3.3%
Unilever PLC Personal Products, U.K.	3.1%
Tencent Holdings Ltd. Interactive Media & Services, China	3.0%
Brilliance China Automotive Holdings Ltd. Automobiles, China	2.9%
Itau Unibanco Holding SA Banks, Brazil	2.5%
Banco Bradesco SA Banks, Brazil	2.4%

one of the largest commercial banks in China, and additional holdings in Naver, a dominant Korean internet search portal, and Grupo Financiero Santander Mexico, a major financial services company in Mexico.

Meanwhile, we reduced the Fund’s holdings in South Korea, Hong Kong and Taiwan in favor of stocks we considered more attractively valued within our investment universe. Sectors which experienced the largest sales were consumer discretionary, IT and consumer staples.5 Key sales included liquidating our holdings in Daelim Industrial, a South Korean construction company, and Anheuser-Busch InBev, a global alcoholic and non-alcoholic beverages company, while we reduced our holdings in MGM China Holdings, a Hong Kong-listed gaming and entertainment company.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative

3. The IT sector comprises electronic equipment, instruments and components; IT services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI.

4. The financials sector comprises banks, capital markets, diversified financial services and insurance in the SOI.

5. The consumer discretionary sector comprises auto components; automobiles; distributors; hotels, restaurants and leisure; internet and direct marketing retail; and textiles, apparel and luxury goods in the SOI. The consumer staples sector comprises beverages, food and staples retailing, food products and personal products in the SOI.

TD-4	Annual Report

TEMPLETON DEVELOPING MARKETS VIP FUND

effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2018, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

Thank you for your participation in Templeton Developing Markets VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report	TD-5

TEMPLETON DEVELOPING MARKETS VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Fund-Level Expenses Paid During Period 7/1/18–12/31/18[1,2]	Ending Account Value 12/31/18	Fund-Level Expenses Paid During Period 7/1/18–12/31/18[1,2]	Net Annualized Expense Ratio[2]
Class 1	$1,000	$916.00	$5.65	$1,019.31	$5.96	1.17%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

TD-6	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Developing Markets VIP Fund

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.31	$7.42	$6.37	$9.27	$10.26

Income from investment operations[a]:

Net investment income[b]	0.09	0.08	0.05	0.06	0.15	[c]

Net realized and unrealized gains (losses)	(1.67)	2.92	1.08	(1.63)	(0.97)

Total from investment operations	(1.58)	3.00	1.13	(1.57)	(0.82)

Less distributions from:

Net investment income	(0.11)	(0.11)	(0.08)	(0.20)	(0.17)

Net realized gains	—	—	—	(1.13)	—

Total distributions	(0.11)	(0.11)	(0.08)	(1.33)	(0.17)

Redemption fees	—	—	—	—	—	[d]

Net asset value, end of year	$8.62	$10.31	$7.42	$6.37	$9.27

Total return[e]	(15.44)%	40.65%	17.79%	(19.42)%	(8.09)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.24%	1.36%	1.38%	1.33%	1.36%

Expenses net of waiver and payments by affiliates	1.24% [f]	1.35% [g]	1.36%	1.32%	1.36%	[f]

Net investment income	0.99%	0.86%	0.79%	0.74%	1.51%	[c]

Supplemental data

Net assets, end of year (000’s)	$85,397	$105,493	$82,596	$77,000	$114,487

Portfolio turnover rate	9.22%	10.76%	26.78%	71.69%	82.87%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.11%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	TD-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Developing Markets VIP Fund (continued)

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.23	$7.36	$6.32	$9.20	$10.19

Income from investment operations[a]:

Net investment income[b]	0.07	0.05	0.04	0.04	0.12	[c]

Net realized and unrealized gains (losses)	(1.68)	2.91	1.06	(1.61)	(0.96)

Total from investment operations	(1.61)	2.96	1.10	(1.57)	(0.84)

Less distributions from:

Net investment income	(0.08)	(0.09)	(0.06)	(0.18)	(0.15)

Net realized gains	—	—	—	(1.13)	—

Total distributions	(0.08)	(0.09)	(0.06)	(1.31)	(0.15)

Redemption fees	—	—	—	—	—	[d]

Net asset value, end of year	$8.54	$10.23	$7.36	$6.32	$9.20

Total return[e]	(15.79)%	40.41%	17.44%	(19.60)%	(8.39)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.49%	1.61%	1.63%	1.58%	1.61%

Expenses net of waiver and payments by affiliates	1.49% [f]	1.60% [g]	1.61%	1.57%	1.61%	[f]

Net investment income	0.74%	0.61%	0.54%	0.49%	1.26%	[c]

Supplemental data

Net assets, end of year (000’s)	$195,305	$270,433	$205,151	$192,120	$250,813

Portfolio turnover rate	9.22%	10.76%	26.78%	71.69%	82.87%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.86%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

TD-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Developing Markets VIP Fund (continued)

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 4
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.28	$7.39	$6.34	$9.22	$10.20

Income from investment operations[a]:

Net investment income[b]	0.06	0.05	0.03	0.03	0.12	[c]

Net realized and unrealized gains (losses)	(1.68)	2.92	1.06	(1.62)	(0.97)

Total from investment operations	(1.62)	2.97	1.09	(1.59)	(0.85)

Less distributions from:

Net investment income	(0.07)	(0.08)	(0.04)	(0.16)	(0.13)

Net realized gains	—	—	—	(1.13)	—

Total distributions	(0.07)	(0.08)	(0.04)	(1.29)	(0.13)

Redemption fees	—	—	—	—	—	[d]

Net asset value, end of year	$8.59	$10.28	$7.39	$6.34	$9.22

Total return[e]	(15.81)%	40.30%	17.32%	(19.70)%	(8.48)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.59%	1.71%	1.73%	1.68%	1.71%

Expenses net of waiver and payments by affiliates	1.59% [f]	1.70% [g]	1.71%	1.67%	1.71%	[f]

Net investment income	0.64%	0.51%	0.44%	0.39%	1.16%	[c]

Supplemental data

Net assets, end of year (000’s)	$5,203	$7,199	$6,377	$7,109	$11,106

Portfolio turnover rate	9.22%	10.76%	26.78%	71.69%	82.87%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.76%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	TD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2018

Templeton Developing Markets VIP Fund

		Industry	Shares	Value
	Common Stocks 93.4%
	Brazil 2.5%
[a]	B2W Cia Digital	Internet & Direct Marketing Retail	115,300	$1,248,285
	B3 SA - Brasil Bolsa Balcao	Capital Markets	307,500	2,124,077
	M. Dias Branco SA	Food Products	136,200	1,501,928
	Mahle-Metal Leve SA	Auto Components	136,600	884,095
	Totvs SA	Software	212,000	1,482,976

				7,241,361

	Cambodia 1.5%
	NagaCorp Ltd.	Hotels, Restaurants & Leisure	3,946,000	4,243,065

	China 20.6%
[a]	Alibaba Group Holding Ltd., ADR	Internet & Direct Marketing Retail	85,886	11,772,394
	BAIC Motor Corp. Ltd., H	Automobiles	1,686,100	889,291
[a]	Baidu Inc., ADR	Interactive Media & Services	9,411	1,492,585
	Brilliance China Automotive Holdings Ltd.	Automobiles	11,171,100	8,317,159
	China Construction Bank Corp., H	Banks	6,631,000	5,470,437
	China Mobile Ltd.	Wireless Telecommunication Services	480,500	4,623,673
	China Petroleum & Chemical Corp., H	Oil, Gas & Consumable Fuels	3,829,900	2,734,071
	China Resources Cement Holdings Ltd.	Construction Materials	364,700	328,349
	CNOOC Ltd.	Oil, Gas & Consumable Fuels	2,000,500	3,091,252
	COSCO Shipping Ports Ltd.	Transportation Infrastructure	847,238	833,118
	Dah Chong Hong Holdings Ltd.	Distributors	1,746,100	604,295
	NetEase Inc., ADR	Entertainment	6,922	1,629,231
	Ping An Bank Co. Ltd., A	Banks	2,337,800	3,187,986
	Ping An Insurance Group Co. of China Ltd., A	Insurance	313,472	2,556,630
	Poly Culture Group Corp. Ltd., H	Entertainment	229,200	299,141
	Tencent Holdings Ltd.	Interactive Media & Services	213,900	8,577,307
[a]	Tencent Music Entertainment Group, ADR	Entertainment	54	714
	Uni-President China Holdings Ltd.	Food Products	2,099,700	1,823,378
	Weifu High-Technology Co. Ltd., B	Auto Components	334,339	578,118

				58,809,129

	Czech Republic 0.4%
	Moneta Money Bank AS	Banks	390,403	1,260,598

	Hong Kong 0.7%
	Dairy Farm International Holdings Ltd.	Food & Staples Retailing	116,333	1,052,814
	MGM China Holdings Ltd.	Hotels, Restaurants & Leisure	603,200	1,012,202

				2,065,016

	Hungary 1.1%
	Richter Gedeon Nyrt	Pharmaceuticals	161,270	3,125,365

	India 7.7%
	Bajaj Holdings & Investment Ltd.	Diversified Financial Services	35,390	1,500,654
	Bharat Petroleum Corp. Ltd.	Oil, Gas & Consumable Fuels	63,000	328,493
	Biocon Ltd.	Biotechnology	314,552	2,844,170
	Coal India Ltd.	Oil, Gas & Consumable Fuels	245,918	851,010
	Glenmark Pharmaceuticals Ltd.	Pharmaceuticals	292,323	2,912,095
	ICICI Bank Ltd.	Banks	1,806,409	9,351,419
	Infosys Ltd.	IT Services	238,536	2,259,355
	Tata Chemicals Ltd.	Chemicals	131,000	1,330,713
[a]	Tata Motors Ltd., A	Automobiles	401,271	534,393

				21,912,302

TD-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Developing Markets VIP Fund (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	Indonesia 3.4%
	Astra International Tbk PT	Automobiles	8,085,700	$4,624,818
	Bank Danamon Indonesia Tbk PT	Banks	5,707,000	3,016,217
	Semen Indonesia (Persero) Tbk PT	Construction Materials	2,764,700	2,210,991

				9,852,026

	Kenya 0.3%
	Equity Group Holdings PLC	Banks	2,127,994	725,690

	Macau 0.7%
	Sands China Ltd.	Hotels, Restaurants & Leisure	469,600	2,056,992

	Mexico 2.2%
	Banco Santander Mexico SA Institucion de Banca Multiple
	Grupo Financiero Santander, ADR	Banks	869,761	5,357,728
	Nemak SAB de CV	Auto Components	1,403,100	1,048,192

				6,405,920

	Nigeria 0.0%†
	Nigerian Breweries PLC	Beverages	170,327	40,509

	Pakistan 0.4%
	Habib Bank Ltd.	Banks	1,460,000	1,232,332

	Peru 1.9%
	Compania de Minas Buenaventura SA, ADR	Metals & Mining	261,500	4,241,530
[b]	Intercorp Financial Services Inc., Reg S	Banks	31,950	1,341,900

				5,583,430

	Philippines 0.3%
	BDO Unibank Inc.	Banks	327,469	815,866

	Russia 7.7%
	Gazprom PJSC, ADR	Oil, Gas & Consumable Fuels	666,900	2,953,700
	LUKOIL PJSC, ADR	Oil, Gas & Consumable Fuels	95,250	6,808,470
[a,b]	Mail.Ru Group Ltd., GDR, Reg S	Interactive Media & Services	112,799	2,646,265
	MMC Norilsk Nickel PJSC, ADR	Metals & Mining	37,800	709,128
	Sberbank of Russia PJSC, ADR	Banks	469,778	5,148,767
[a]	Yandex NV, A	Interactive Media & Services	136,818	3,741,972

				22,008,302

	Singapore 0.2%
	DBS Group Holdings Ltd.	Banks	25,706	446,774

	South Africa 7.3%
	Massmart Holdings Ltd.	Food & Staples Retailing	293,714	2,116,136
	Naspers Ltd., N	Media	92,697	18,659,462

				20,775,598

	South Korea 16.3%
	Fila Korea Ltd.	Textiles, Apparel & Luxury Goods	81,720	3,925,636
	Hankook Tire Co. Ltd.	Auto Components	21,600	778,695
	Hankook Tire Worldwide Co. Ltd.	Diversified Financial Services	37,500	558,943
	Hanon Systems	Auto Components	94,741	918,734
[a]	HDC Hyundai Development Co-Engineering & Construction	Construction & Engineering	56,247	2,434,301
	Hite Jinro Co. Ltd.	Beverages	64,320	958,698
	Interpark Holdings Corp.	Internet & Direct Marketing Retail	142,053	299,741
	KT Skylife Co. Ltd.	Media	166,071	1,714,824
	LG Corp.	Industrial Conglomerates	62,473	3,921,005
	Naver Corp.	Interactive Media & Services	50,610	5,544,010

Annual Report	TD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Developing Markets VIP Fund (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	South Korea (continued)
	POSCO	Metals & Mining	13,592	$2,965,634
	Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	588,200	20,439,199
	SK Hynix Inc.	Semiconductors & Semiconductor Equipment	37,980	2,063,185

				46,522,605

	Taiwan 10.2%
	Catcher Technology Co. Ltd.	Technology Hardware, Storage & Peripherals	341,000	2,507,599
	CTBC Financial Holding Co. Ltd.	Banks	2,244,000	1,481,479
	FIT Hon Teng Ltd.	Electronic Equipment, Instruments & Components	1,759,800	761,857
	Hon Hai Precision Industry Co. Ltd.	Electronic Equipment, Instruments & Components	1,169,200	2,705,473
	Largan Precision Co. Ltd.	Electronic Equipment, Instruments & Components	11,900	1,250,400
	Pegatron Corp.	Technology Hardware, Storage & Peripherals	444,800	747,221
	Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	2,658,000	19,589,469

				29,043,498

	Thailand 3.7%
	Kasikornbank PCL, fgn	Banks	619,500	3,534,253
	Kiatnakin Bank PCL, fgn	Banks	1,009,800	2,068,622
	Land and Houses PCL, fgn	Real Estate Management & Development	3,605,200	1,103,633
	PTT Exploration and Production PCL, fgn	Oil, Gas & Consumable Fuels	102,300	359,031
	Siam Commercial Bank PCL, fgn	Banks	306,400	1,264,824
	Thai Beverage PCL, fgn	Beverages	4,816,500	2,155,508

				10,485,871

	United Kingdom 3.1%
	Unilever PLC	Personal Products	167,932	8,798,569

	United States 1.2%
	Cognizant Technology Solutions Corp., A	IT Services	18,688	1,186,314
a	IMAX Corp.	Entertainment	125,255	2,356,047

				3,542,361

	Total Common Stocks (Cost $221,437,922)			266,993,179

	Preferred Stocks 4.9%
	Brazil 4.9%
[c]	Banco Bradesco SA, 3.078%, ADR, pfd	Banks	690,596	6,829,994
[c]	Itau Unibanco Holding SA, 10.117%, ADR, pfd	Banks	776,943	7,101,259

	Total Preferred Stocks (Cost $5,860,345)			13,931,253

	Total Investments before Short Term Investments (Cost $227,298,267)			280,924,432

TD-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Developing Markets VIP Fund (continued)

		Shares	Value
	Short Term Investments (Cost $5,427,431) 1.9%
	Money Market Funds 1.9%
	United States 1.9%
[d,e]	Institutional Fiduciary Trust Money Market Portfolio, 1.99%	5,427,431	$5,427,431

	Total Investments (Cost $232,725,698) 100.2%		286,351,863
	Other Assets, less Liabilities (0.2)%		(446,909)

	Net Assets 100.0%		$285,904,954

See Abbreviations on page TD-24.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2018, the aggregate value of these securities was $3,988,165, representing 1.3% of net assets.

cVariable rate security. The rate shown represents the yield at period end.

dSee Note 3(e) regarding investments in affiliated management investment companies.

eThe rate shown is the annualized seven-day effective yield at period end.

The accompanying notes are an integral part of these financial statements. | Annual Report	TD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2018

Templeton Developing Markets VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$227,298,267
Cost - Non-controlled affiliates (Note 3e)	5,427,431

Value - Unaffiliated issuers	$280,924,432
Value - Non-controlled affiliates (Note 3e)	5,427,431
Foreign currency, at value (cost $2,016)	2,017
Receivables:
Investment securities sold	200,224
Capital shares sold	55,482
Dividends	949,750
Foreign tax refund	22,046
Other assets	45

Total assets	287,581,427

Liabilities:
Payables:
Investment securities purchased	347,793
Capital shares redeemed	248,926
Management fees	255,764
Distribution fees	86,361
Reports to shareholders	85,301
Deferred tax	560,483
Accrued expenses and other liabilities	91,845

Total liabilities	1,676,473

Net assets, at value	$285,904,954

Net assets consist of:
Paid-in capital	$239,929,675
Total distributable earnings (loss)	45,975,279

Net assets, at value	$285,904,954

Class 1:
Net assets, at value	$85,397,349

Shares outstanding	9,911,310

Net asset value and maximum offering price per share	$8.62

Class 2:
Net assets, at value	$195,304,629

Shares outstanding	22,858,604

Net asset value and maximum offering price per share	$8.54

Class 4:
Net assets, at value	$5,202,976

Shares outstanding	605,836

Net asset value and maximum offering price per share	$8.59

TD-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2018

Templeton Developing Markets VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$7,351,409
Non-controlled affiliates (Note 3e)	80,201

Total investment income	7,431,610

Expenses:
Management fees (Note 3a)	3,750,153
Distribution fees: (Note 3c)
Class 2	581,458
Class 4	21,971
Custodian fees (Note 4)	110,634
Reports to shareholders	159,309
Professional fees	85,051
Trustees’ fees and expenses	2,514
Other	39,824

Total expenses	4,750,914
Expenses waived/paid by affiliates (Note 3e)	(16,974)

Net expenses	4,733,940

Net investment income	2,697,670

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	19,775,701
Foreign currency transactions	(81,443)

Net realized gain (loss)	19,694,258

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(77,229,739)
Translation of other assets and liabilities denominated in foreign currencies	(8,915)
Change in deferred taxes on unrealized appreciation	101,555

Net change in unrealized appreciation (depreciation)	(77,137,099)

Net realized and unrealized gain (loss)	(57,442,841)

Net increase (decrease) in net assets resulting from operations	$(54,745,171)

*Foreign taxes withheld on dividends	$1,097,281

The accompanying notes are an integral part of these financial statements. | Annual Report	TD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Developing Markets VIP Fund

	Year Ended December 31,

	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$2,697,670	$2,374,437
Net realized gain (loss)	19,694,258	15,871,903
Net change in unrealized appreciation (depreciation)	(77,137,099)	97,762,101

Net increase (decrease) in net assets resulting from operations	(54,745,171)	116,008,441

Distributions to shareholders: (Note 1d)
Class 1	(1,013,838)	(1,158,124)
Class 2	(1,947,210)	(2,409,152)
Class 4	(46,243)	(56,318)

Total distributions to shareholders	(3,007,291)	(3,623,594)

Capital share transactions: (Note 2)
Class 1	(3,414,259)	(8,439,257)
Class 2	(35,130,020)	(13,542,309)
Class 4	(923,409)	(1,401,998)

Total capital share transactions	(39,467,688)	(23,383,564)

Net increase (decrease) in net assets	(97,220,150)	89,001,283
Net assets:
Beginning of year	383,125,104	294,123,821

End of year (Note 1d)	$285,904,954	$383,125,104

TD-16	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Templeton Developing Markets VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Developing Markets VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Annual Report	TD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications

TD-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the year ended December 31, 2017, distributions to shareholders were as follows:

Distributions from net investment income :
Class 1	$(1,158,124)
Class 2	(2,409,152)
Class 4	(56,318)

For the year ended December 31, 2017, undistributed net investment income included in net assets was $1,595,154.

2. Shares of Beneficial Interest

At December 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

			Year Ended December 31,

		2018			2017

	Shares		Amount	Shares		Amount

Class 1 Shares:
Shares sold	1,801,012		$17,302,432	1,136,991		$10,043,847
Shares issued in reinvestment of distributions	105,170		1,013,838	132,055		1,158,124
Shares redeemed	(2,222,370)		(21,730,529)	(2,176,842)		(19,641,228)

Net increase (decrease)	(316,188)		$(3,414,259)	(907,796)		$(8,439,257)

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

2. Shares of Beneficial Interest (continued)

	Year Ended December 31,

	2018		2017

	Shares	Amount	Shares	Amount

Class 2 Shares:
Shares sold	4,771,227	$45,978,347	6,636,331	$58,458,562
Shares issued in reinvestment of distributions	203,470	1,947,210	276,596	2,409,152
Shares redeemed	(8,557,714)	(83,055,577)	(8,351,598)	(74,410,023)

Net increase (decrease)	(3,583,017)	$(35,130,020)	(1,438,671)	$(13,542,309)

Class 4 Shares:
Shares sold	48,260	$471,887	85,028	$793,112
Shares issued in reinvestment of distributions	4,802	46,243	6,437	56,318
Shares redeemed	(147,608)	(1,441,539)	(253,881)	(2,251,428)

Net increase (decrease)	(94,546)	$(923,409)	(162,416)	$(1,401,998)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or trustees of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (Asset Management)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Effective May 1, 2018, the Fund pays an investment management fee to Asset Management based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.050%	Up to and including $1 billion
1.000%	Over $1 billion, up to and including $5 billion
0.950%	Over $5 billion, up to and including $10 billion
0.900%	Over $10 billion, up to and including $15 billion
0.850%	Over $15 billion, up to and including $20 billion
0.800%	In excess of $20 billion

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

Prior to May 1, 2018, the Fund paid fees to Asset Management based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $200 million
1.235%	Over $200 million, up to and including $700 million
1.200%	Over $700 million, up to and including $1 billion
1.150%	Over $1 billion, up to and including $1.2 billion
1.125%	Over $1.2 billion, up to and including $5 billion
1.075%	Over $5 billion, up to and including $10 billion
1.025%	Over $10 billion, up to and including $15 billion
0.975%	Over $15 billion, up to and including $20 billion
0.925%	In excess of $20 billion

For the year ended December 31, 2018, the gross effective investment management fee rate was 1.124% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Asset Management, FT Services provides administrative services to the Fund. The fee is paid by Asset Management based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4 respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.99%	1,128,203	57,320,008	(53,020,780)	5,427,431	$5,427,431	$80,201	$—	$—

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2018, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2018, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short Term	$6,657,029

During the year ended December 31, 2018, the Fund utilized $18,533,257 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2018 and 2017, was as follows:

	2018	2017

Distributions paid from ordinary income	$3,007,291	$3,623,594

At December 31, 2018, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$236,429,778

Unrealized appreciation	$74,390,657
Unrealized depreciation	(24,468,572)

Net unrealized appreciation (depreciation)	$49,922,085

Distributable earnings:
Undistributed ordinary income	$3,293,793

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of corporate actions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2018, aggregated $30,489,465 and $74,482,051, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

The United States and other nations have imposed and could impose additional sanctions on certain issuers in Russia due to regional conflicts. These sanctions could result in the devaluation of Russia’s currency, a downgrade in Russian issuers’ credit ratings, or a decline in the value and liquidity of Russian stocks or other securities. Such sanctions could also adversely affect Russia’s economy,

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

possibly forcing the economy into a recession. The Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, if the Fund holds the securities of an issuer that is subject to such sanctions, an immediate freeze of that issuer’s securities could result, impairing the ability of the Fund to buy, sell, receive or deliver those securities. There is also the risk that countermeasures could be taken by Russia’s government, which could involve the seizure of the Fund’s assets. These risks could affect the value of the Fund’s portfolio. While the Fund holds securities of certain issuers impacted by the sanctions, existing investments do not presently violate the applicable terms and conditions of the sanctions. The sanctions currently do not affect the Fund’s ability to sell these securities. At December 31, 2018, the Fund had 7.7% of its net assets invested in Russia.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 8, 2019, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 7, 2020, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2018, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

At December 31, 2018, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Annual Report	TD-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

TD-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Templeton Developing Markets VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Developing Markets VIP Fund (the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Annual Report	TD-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Developing Markets VIP Fund

At December 31, 2018, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2019 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TD-26	Annual Report

Templeton Foreign VIP Fund

This annual report for Templeton Foreign VIP Fund covers the fiscal year ended December 31, 2018.

Class 1 Performance Summary as of December 31, 2018

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/18	1-Year	5-Year	10-Year
Average Annual Total Return	-15.27%	-2.31%	+5.69%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/09–12/31/18)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the MSCI All Country World Index (ACWI) ex USA Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	TF-1

TEMPLETON FOREIGN VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the US, including those in emerging markets.

Fund Risks

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Currency rates may fluctuate significantly over short periods of time, and can reduce returns. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI) ex USA Index, had a -3.44% total return for the same period.1 Please note, index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

The global economy expanded during the 12 months under review, despite weakness in certain regions. Global developed and emerging market stocks were aided at certain points during the period by higher crude oil prices, upbeat economic data, easing trade tensions and encouraging corporate earnings reports, as well as indications of a slower pace of interest-rate increases from the U.S. Federal Reserve (Fed).

However, various factors weighed on global markets during the period, including concerns about tighter regulation of technology companies, political uncertainties in the U.S. and the European Union, and major central banks’ interest-rate path and unwinding of monetary stimulus measures. Markets were further pressured by U.S. trade disputes with its allies and China, and their impact on global growth and corporate earnings. In this environment, global stocks, as measured by the MSCI ACWI, had a -8.93% total return for the 12 months ended December 31, 2018.1

The U.S. economy grew during the 12-month period. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, business investment, exports and government spending. However, growth moderated in the third quarter due to declines in exports and housing investment. The unemployment rate declined from 4.1% in December 2017 to 3.9% at period-end.2 Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% in December 2017 to 1.9% at period-end.2 The Fed raised its target range for the federal funds rate four times during the period, to 2.25%–2.50%, and continued reducing its balance sheet as part of an ongoing plan to normalize monetary policy. At its December meeting, the Fed reduced the projected 2019 rate increases to two, compared to three projected previously.

In Europe, the U.K.’s quarterly economic growth moderated in 2018’s first quarter, but accelerated in 2018’s second and third quarters. The Bank of England raised its key policy rate once

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: U.S. Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

TF-2	Annual Report

TEMPLETON FOREIGN VIP FUND

during the review period. After moderating in 2018’s first quarter, the eurozone’s quarterly growth remained stable in the second quarter, but eased in the third quarter. The bloc’s annual inflation rate ended the period higher than in December 2017. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period. In December 2018, the ECB confirmed its plan to conclude its bond purchase program at the end of 2018 and reiterated it expects key interest rates to remain unchanged through the summer of 2019.

In Asia, Japan’s quarterly gross domestic product (GDP) grew in 2018’s second quarter, following a contraction in the first quarter, but contracted again in the third quarter. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP growth remained stable in 2018’s first and second quarters, but accelerated in the third quarter. The Central Bank of Brazil lowered its benchmark interest rate twice during the period. Russia’s annual GDP growth rate accelerated in 2018’s first and second quarters, but moderated in the third quarter. After lowering its key rate twice early in the period, the Bank of Russia raised it twice in the period’s second half to curtail inflation risks. China’s annual GDP grew at a stable rate in 2018’s first quarter, but it moderated in the second and third quarters. The People’s Bank of China left its benchmark interest rate unchanged during the period, but it took measures to improve financial liquidity to mitigate the negative effects of the U.S.-China trade dispute and support economic growth. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, had a -14.25% total return during the period.1

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. When choosing investments for the Fund, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. We also consider a company’s price/earnings ratio, profit margins and liquidation value.

Top 10 Holdings

12/31/18

Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	4.0%
BP PLC Oil, Gas & Consumable Fuels, U.K.	3.2%
Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	2.9%
Standard Chartered PLC Banks, U.K.	2.9%
Roche Holding AG Pharmaceuticals, Switzerland	2.7%
Sanofi Pharmaceuticals, France	2.5%
Wheaton Precious Metals Corp. Metals & Mining, Canada	2.2%
BNP Paribas SA Banks, France	2.0%
China Telecom Corp. Ltd. Diversified Telecommunication Services, China	2.0%
HSBC Holdings PLC Banks, U.K.	1.9%

Manager’s Discussion

During the 12 month period under review, an overweighting in the health care sector, particularly in life sciences tools and services, contributed to relative results.3 Biotechology companies MorphoSys4,5 (Germany), QIAGEN (the Netherlands) and Shire (U.K.) contributed to performance, as did pharmaceutical companies Sanofi (France) and Roche Holding (Switzerland).

Stock selection in the communication services sector, especially in media, supported relative performance.6 Luxembourg-based satellite specialist SES was the sector’s top contributor. Recent results have shown stabilization in the firm’s video business, as well as better-than-expected growth in other key segments. Though sentiment remains tepid, recent progress highlights some of the positive changes being delivered by a new management team working to repair the balance sheet and seize long-term growth opportunities. Additionally, share prices advanced after U.S. regulators

3. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceuticals in the SOI.

4. Not held at period-end.

5. Not part of the index.

6. The communication services sector comprises diversified telecommunication services, entertainment, interactive media and services, media and wireless telecommunication services in the SOI.

Annual Report	TF-3

TEMPLETON FOREIGN VIP FUND

advanced a proposal to let terrestrial services use airwaves long dedicated to the satellite services. Other significant contributors included Chinese telecommunication services company China Telecom and Japanese telecoms operator and technology conglomerate SoftBank Group4 aided the Fund’s performance.

An overweighting in the energy sector supported relative performance.7 Oil and gas companies Eni (Italy) and BP (U.K.) were the sector’s top contributors. Shares of BP were supported by solid first quarter results, reflecting strong cost control and very strong operational and project delivery performance which led to increased oil and gas production and further improvements to its balance sheet. Additionally, BP stated that a dividend hike will be discussed by the company’s board later in 2019. Rising crude oil prices at certain points during the period also boosted share prices.

Key individual contributors included Japanese beverage firm Suntory Beverage & Food.

In contrast, stock selection in the financials sector, particularly in banks, detracted from relative results.8 Banking firms BNP Paribas (France) and Bank of Ireland Group (Ireland) weighed on the Fund’s performance. Shares of BNP were pressured by concerns about its exposure to Italian sovereign debt after political parties outside the Italian mainstream won the general election and struggled to form a coalition government. Escalating macro fears and a lackluster financial market environment in Europe also hurt the bank’s shares.

Stock selection in the consumer discretionary sector, notably in specialty retail, hampered relative results.9 Specialty retailer Kingfisher (U.K.), household durables company Panasonic (Japan) and auto components firm Sumitomo Rubber Industries (Japan) all weighed on relative performance.

Stock selection in the materials sector, especially in metals and mining, also weighed on relative performance.10 Canadian precious metals firm Alamos Gold5 and Japanese metals and mining company Sumitomo Metal Mining (Japan) were the sector’s largest detractors.

Key individual detractors included consumer electronics and semiconductor manufacturer company Samsung Electronics (South Korea), chemicals and pharmaceuticals firm Bayer (Germany), internet services company Baidu (China), and trading firm SIG4,5 (U.K.).

From a geographic perspective, all regions detracted from relative results. Stock selection in North America, particularly in Canada, detracted from relative results. Stock selection in Europe, notably in the U.K., and in Israel also weighed on performance. In contrast, stock selection in China, Germany, Luxembourg and Italy contributed to relative returns.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2018, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

Thank you for your participation in Templeton Foreign VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

7. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI.

8. The financials sector comprises banks, capital markets and insurance in the SOI.

9. The consumer discretionary sector comprises auto components, automobiles, household durables and specialty retail in the SOI.

10. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI.

TF-4	Annual Report

TEMPLETON FOREIGN VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Fund-Level Expenses Paid During Period 7/1/18–12/31/18[1,2]	Ending Account Value 12/31/18	Fund-Level Expenses Paid During Period 7/1/18–12/31/18[1,2]	Net Annualized Expense Ratio[2]
Class 1	$1,000	$880.80	$3.89	$1,021.07	$4.18	0.82%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Annual Report	TF-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Foreign VIP Fund

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$15.80	$13.89	$13.46	$15.34	$17.56

Income from investment operations[a]:

Net investment income[b]	0.29	0.30	0.33	0.31	0.53	[c]

Net realized and unrealized gains (losses)	(2.64)	2.03	0.62	(1.16)	(2.39)

Total from investment operations	(2.35)	2.33	0.95	(0.85)	(1.86)

Less distributions from:

Net investment income	(0.44)	(0.42)	(0.29)	(0.53)	(0.36)

Net realized gains	—	—	(0.23)	(0.50)	—

Total distributions	(0.44)	(0.42)	(0.52)	(1.03)	(0.36)

Redemption fees	—	—	—	—	—	[d]

Net asset value, end of year	$13.01	$15.80	$13.89	$13.46	$15.34

Total return[e]	(15.27)%	17.02%	7.49%	(6.31)%	(10.89)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.83%	0.82%	0.80%	0.78%	0.77%

Expenses net of waiver and payments by affiliates	0.81%	0.81% [f]	0.78%	0.78% [g]	0.77%	[g]

Net investment income	1.96%	1.99%	2.38%	2.05%	3.11%	[c]

Supplemental data

Net assets, end of year (000’s)	$114,784	$152,684	$133,218	$214,172	$248,355

Portfolio turnover rate	21.38%	26.81%	20.93%	15.15%	25.71%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.13%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

TF-6	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Foreign VIP Fund (continued)

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$15.47	$13.61	$13.20	$15.05	$17.24

Income from investment operations[a]:

Net investment income[b]	0.25	0.26	0.28	0.27	0.48	[c]

Net realized and unrealized gains (losses)	(2.58)	1.98	0.62	(1.13)	(2.35)

Total from investment operations	(2.33)	2.24	0.90	(0.86)	(1.87)

Less distributions from:

Net investment income	(0.40)	(0.38)	(0.26)	(0.49)	(0.32)

Net realized gains	—	—	(0.23)	(0.50)	—

Total distributions	(0.40)	(0.38)	(0.49)	(0.99)	(0.32)

Redemption fees	—	—	—	—	—	[d]

Net asset value, end of year	$12.74	$15.47	$13.61	$13.20	$15.05

Total return[e]	(15.44)%	16.69%	7.18%	(6.49)%	(11.13)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.08%	1.07%	1.05%	1.03%	1.02%

Expenses net of waiver and payments by affiliates	1.06%	1.06% [f]	1.03%	1.03% [g]	1.02%	[g]

Net investment income	1.71%	1.74%	2.13%	1.80%	2.86%	[c]

Supplemental data

Net assets, end of year (000’s)	$1,060,101	$1,394,475	$1,436,518	$1,456,854	$1,645,571

Portfolio turnover rate	21.38%	26.81%	20.93%	15.15%	25.71%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.88%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	TF-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Foreign VIP Fund (continued)

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$15.71	$13.71	$13.29	$15.16	$17.37

Income from investment operations[a]:

Net investment income[b]	0.24	0.23	0.26	0.25	0.46[c]

Net realized and unrealized gains (losses)	(2.63)	2.03	0.63	(1.14)	(2.36)

Total from investment operations	(2.39)	2.26	0.89	(0.89)	(1.90)

Less distributions from:

Net investment income	(0.36)	(0.26)	(0.24)	(0.48)	(0.31)

Net realized gains	—	—	(0.23)	(0.50)	—

Total distributions	(0.36)	(0.26)	(0.47)	(0.98)	(0.31)

Redemption fees	—	—	—	—	—d

Net asset value, end of year	$12.96	$15.71	$13.71	$13.29	$15.16

Total return[e]	(15.54)%	16.62%	7.09%	(6.65)%	(11.22)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.18%	1.17%	1.15%	1.13%	1.12%

Expenses net of waiver and payments by affiliates	1.16%	1.16%[f]	1.13%	1.13%[g]	1.12%[g]

Net investment income	1.61%	1.64%	2.03%	1.70%	2.76%[c]

Supplemental data

Net assets, end of year (000’s)	$125,265	$159,944	$484,763	$472,189	$503,143

Portfolio turnover rate	21.38%	26.81%	20.93%	15.15%	25.71%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.78%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

TF-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2018

Templeton Foreign VIP Fund

		Country	Shares	Value
	Common Stocks 95.7%
	Aerospace & Defense 1.3%
	BAE Systems PLC	United Kingdom	1,854,352	$10,858,988
[a]	Cobham PLC	United Kingdom	5,307,199	6,613,695

				17,472,683

	Auto Components 1.2%
	Cie Generale des Etablissements Michelin SCA	France	67,168	6,672,526
	Sumitomo Rubber Industries Ltd.	Japan	712,200	8,447,628

				15,120,154

	Automobiles 0.5%
	Hero Motocorp Ltd.	India	154,059	6,874,194

	Banks 15.7%
	Bangkok Bank PCL, fgn	Thailand	3,144,600	20,127,774
	Bank of Ireland Group PLC	Ireland	2,346,131	13,054,472
	Barclays PLC	United Kingdom	8,453,430	16,226,411
	BNP Paribas SA	France	584,794	26,450,498
	Hana Financial Group Inc.	South Korea	494,927	16,109,314
	HSBC Holdings PLC	United Kingdom	3,012,800	24,931,925
	ING Groep NV	Netherlands	1,966,362	21,201,271
	Kasikornbank PCL, fgn	Thailand	1,860,000	10,611,317
	KB Financial Group Inc., ADR	South Korea	437,706	18,374,898
	Standard Chartered PLC	United Kingdom	4,786,838	37,194,200

				204,282,080

	Beverages 1.3%
	Suntory Beverage & Food Ltd.	Japan	363,800	16,463,942

	Biotechnology 1.4%
	Shire PLC	United Kingdom	318,110	18,539,108

	Capital Markets 1.3%
	UBS Group AG	Switzerland	1,326,231	16,550,804

	Chemicals 1.9%
	Johnson Matthey PLC	United Kingdom	494,842	17,663,012
	Lotte Chemical Corp.	South Korea	29,003	7,213,575

				24,876,587

	Construction & Engineering 1.1%
	Sinopec Engineering Group Co. Ltd.	China	17,492,000	14,363,522

	Construction Materials 1.7%
	CRH PLC	Ireland	294,271	7,794,639
	Taiheiyo Cement Corp.	Japan	452,700	14,022,961

				21,817,600

	Diversified Telecommunication Services 4.5%
	China Telecom Corp. Ltd., H	China	50,418,357	25,754,859
	Singapore Telecommunications Ltd.	Singapore	8,893,300	19,116,958
	Telefonica Deutschland Holding AG	Germany	3,443,999	13,555,892

				58,427,709

	Electric Utilities 0.6%
	Korea Electric Power Corp.	South Korea	267,802	7,959,205

	Electrical Equipment 1.0%
	Vestas Wind Systems AS	Denmark	169,868	12,859,164

Annual Report	TF-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Foreign VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Electronic Equipment, Instruments & Components 0.5%
[b]	Landis+Gyr Group AG	Switzerland	120,834	$6,812,859

	Energy Equipment & Services 1.3%
	SBM Offshore NV	Netherlands	1,147,815	16,998,525

	Entertainment 0.9%
	NetEase Inc., ADR	China	48,100	11,321,297

	Food & Staples Retailing 1.1%
	Seven & i Holdings Co. Ltd.	Japan	332,500	14,510,470

	Food Products 0.7%
	Ezaki Glico Co. Ltd.	Japan	177,800	9,052,226

	Health Care Equipment & Supplies 1.1%
	Getinge AB, B	Sweden	651,040	5,889,276
	Shandong Weigao Group Medical Polymer Co. Ltd., H	China	9,924,000	8,035,012

				13,924,288

	Health Care Providers & Services 1.7%
	Shanghai Pharmaceuticals Holding Co. Ltd., H	China	5,083,800	10,335,751
	Sinopharm Group Co. Ltd., H	China	2,794,800	11,742,407

				22,078,158

	Household Durables 1.2%
	Panasonic Corp.	Japan	1,770,700	16,004,155

	Industrial Conglomerates 2.8%
	CK Hutchison Holdings Ltd.	Hong Kong	2,353,000	22,596,973
	Siemens AG	Germany	122,182	13,636,300

				36,233,273

	Insurance 2.6%
	AXA SA	France	722,428	15,609,860
	China Life Insurance Co. Ltd., H	China	8,349,000	17,741,825

				33,351,685

	Interactive Media & Services 1.7%
[a]	Baidu Inc., ADR	China	138,230	21,923,278

	Life Sciences Tools & Services 0.9%
[a]	QIAGEN NV	Netherlands	327,298	11,184,507

	Marine 0.5%
	A.P. Moeller-Maersk AS, B	Denmark	5,208	6,551,506

	Media 1.7%
	SES SA, IDR	Luxembourg	1,156,272	22,138,350

	Metals & Mining 4.4%
	Alamos Gold Inc., A	Canada	3,063,752	11,029,507
	Barrick Gold Corp.	Canada	843,220	11,417,199
	Sumitomo Metal Mining Co. Ltd.	Japan	240,100	6,457,069
	Wheaton Precious Metals Corp.	Canada	1,450,800	28,326,180

				57,229,955

	Multi-Utilities 2.2%
	E.ON SE	Germany	1,516,092	14,966,479
	Veolia Environnement SA	France	671,188	13,808,242

				28,774,721

TF-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Foreign VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Oil, Gas & Consumable Fuels 11.2%
	BP PLC	United Kingdom	6,554,082	$41,451,961
	Cenovus Energy Inc.	Canada	1,082,702	7,614,886
	Eni SpA	Italy	1,507,144	23,809,692
	Husky Energy Inc.	Canada	1,163,600	12,028,569
	Kunlun Energy Co. Ltd.	China	6,034,600	6,396,422
	Royal Dutch Shell PLC, A	United Kingdom	16,803	494,452
	Royal Dutch Shell PLC, B	United Kingdom	1,253,971	37,419,559
	Total SA	France	306,006	16,191,708

				145,407,249

	Pharmaceuticals 12.4%
	Astellas Pharma Inc.	Japan	1,323,300	16,921,578
	Bayer AG	Germany	215,217	14,968,732
	Merck KGaA	Germany	151,830	15,628,926
	Novartis AG	Switzerland	128,920	11,047,803
	Roche Holding AG	Switzerland	143,560	35,661,776
	Sanofi	France	370,668	32,133,663
[b]	Takeda Pharmaceutical Co. Ltd.	Japan	298,300	10,083,955
[a]	Teva Pharmaceutical Industries Ltd., ADR	Israel	1,610,544	24,834,588

				161,281,021

	Real Estate Management & Development 0.7%
	Mitsui Fudosan Co. Ltd.	Japan	396,100	8,836,355

	Semiconductors & Semiconductor Equipment 3.6%
	Infineon Technologies AG	Germany	590,665	11,826,616
	NXP Semiconductors NV	Netherlands	221,300	16,216,864
	Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	2,587,000	19,066,199

				47,109,679

	Specialty Retail 1.1%
	Kingfisher PLC	United Kingdom	5,347,092	14,149,175

	Technology Hardware, Storage & Peripherals 4.7%
	Quanta Computer Inc.	Taiwan	5,640,000	9,714,286
	Samsung Electronics Co. Ltd.	South Korea	1,488,008	51,706,377

				61,420,663

	Trading Companies & Distributors 0.9%
	Travis Perkins PLC	United Kingdom	856,731	11,690,244

	Wireless Telecommunication Services 2.3%
	China Mobile Ltd.	China	1,821,000	17,522,808
	Vodafone Group PLC, ADR	United Kingdom	661,603	12,755,706

				30,278,514

	Total Common Stocks (Cost $1,244,449,109)			1,243,868,905

	Short Term Investments 4.8%
	Money Market Funds (Cost $49,866,794) 3.8%
[c,d]	Institutional Fiduciary Trust Money Market Portfolio, 1.99%	United States	49,866,794	49,866,794

Annual Report	TF-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Foreign VIP Fund (continued)

		Country	Shares	Value
	Short Term Investments (continued)
[e]	Investments from Cash Collateral Received for Loaned Securities (Cost $13,003,937) 1.0%
	Money Market Funds 1.0%
[c,d]	Institutional Fiduciary Trust Money Market Portfolio, 1.99%	United States	13,003,937	$13,003,937

	Total Investments (Cost $1,307,319,840) 100.5%			1,306,739,636
	Other Assets, less Liabilities (0.5)%			(6,589,831)

	Net Assets 100.0%			$1,300,149,805

See Abbreviations on page TF-23.

aNon-income producing.

bA portion or all of the security is on loan at December 31, 2018. See Note 1(c).

cSee Note 3(e) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day effective yield at period end.

eSee Note 1(c) regarding securities on loan.

TF-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2018

Templeton Foreign VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,244,449,109
Cost - Non-controlled affiliates (Note 3e)	62,870,731

Value - Unaffiliated issuers+	$1,243,868,905
Value - Non-controlled affiliates (Note 3e)	62,870,731
Receivables:
Investment securities sold	462,026
Capital shares sold	393,781
Dividends.	7,583,556
European Union tax reclaims	197,514
Due from custodian	15,554
Other assets	198

Total assets	1,315,392,265

Liabilities:
Payables:
Capital shares redeemed	419,063
Management fees	883,600
Distribution fees	539,223
Payable upon return of securities loaned	13,019,491
Accrued expenses and other liabilities	381,083

Total liabilities	15,242,460

Net assets, at value	$1,300,149,805

Net assets consist of:
Paid-in capital	$1,267,740,757
Total distributable earnings (loss)	32,409,048

Net assets, at value	$1,300,149,805

Class 1:
Net assets, at value	$114,783,691

Shares outstanding	8,823,300

Net asset value and maximum offering price per share	$13.01

Class 2:
Net assets, at value	$1,060,101,111

Shares outstanding	83,220,336

Net asset value and maximum offering price per share	$12.74

Class 4:
Net assets, at value	$125,265,003

Shares outstanding	9,666,081

Net asset value and maximum offering price per share	$12.96

+Includes securities loaned	$12,482,451

The accompanying notes are an integral part of these financial statements. | Annual Report	TF-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2018

Templeton Foreign VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$41,948,958
Non-controlled affiliates (Note 3e)	734,954
Interest:
Unaffiliated issuers	794
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	260,475
Non-controlled affiliates (Note 3e)	86,463

Total investment income	43,031,644

Expenses:
Management fees (Note 3a)	12,166,862
Distribution fees: (Note 3c)
Class 2	3,154,607
Class 4	522,991
Custodian fees (Note 4)	170,899
Reports to shareholders	297,645
Professional fees	121,164
Trustees’ fees and expenses	11,468
Other	77,565

Total expenses	16,523,201
Expenses waived/paid by affiliates (Note 3e)	(231,514)

Net expenses	16,291,687

Net investment income	26,739,957

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	98,272,702
Foreign currency transactions	(503,966)

Net realized gain (loss)	97,768,736

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(367,715,204)
Translation of other assets and liabilities denominated in foreign currencies	(209,138)

Net change in unrealized appreciation (depreciation)	(367,924,342)

Net realized and unrealized gain (loss)	(270,155,606)

Net increase (decrease) in net assets resulting from operations	$(243,415,649)

*Foreign taxes withheld on dividends	$4,078,798

TF-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Foreign VIP Fund

	Year Ended December 31,

	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$26,739,957	$31,019,303
Net realized gain (loss)	97,768,736	(10,184,192)
Net change in unrealized appreciation (depreciation)	(367,924,342)	263,520,898

Net increase (decrease) in net assets resulting from operations	(243,415,649)	284,356,009

Distributions to shareholders: (Note 1e)
Class 1	(3,961,619)	(3,928,195)
Class 2	(33,465,356)	(35,708,156)
Class 4	(3,521,973)	(2,623,801)

Total distributions to shareholders	(40,948,948)	(42,260,152)

Capital share transactions: (Note 2)
Class 1	(12,722,479)	1,154,617
Class 2	(102,793,664)	(225,298,981)
Class 4	(7,072,417)	(365,347,762)

Total capital share transactions	(122,588,560)	(589,492,126)

Net increase (decrease) in net assets	(406,953,157)	(347,396,269)
Net assets:
Beginning of year	1,707,102,962	2,054,499,231

End of year (Note 1e)	$1,300,149,805	$1,707,102,962

The accompanying notes are an integral part of these financial statements. | Annual Report	TF-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Templeton Foreign VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Foreign VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2018, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for

Annual Report	TF-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Income and Deferred Taxes (continued)

EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

For the year ended December 31, 2017, distributions to shareholders were as follows:

Distributions from net investment income :
Class 1	$(3,928,195)
Class 2	(35,708,156)
Class 4	(2,623,801)

For the year ended December 31, 2017, undistributed net investment income included in net assets was $35,287,355.

2. Shares of Beneficial Interest

At December 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2018		2017

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	438,905	$6,719,723	769,055	$11,623,740
Shares issued in reinvestment of distributions	263,056	3,961,619	267,406	3,928,195
Shares redeemed	(1,543,257)	(23,403,821)	(965,539)	(14,397,318)

Net increase (decrease)	(841,296)	$(12,722,479)	70,922	$1,154,617

Class 2 Shares:
Shares sold	7,214,702	$104,866,589	4,540,875	$66,812,334
Shares issued in reinvestment of distributions	2,265,765	33,465,356	2,478,012	35,708,156
Shares redeemed	(16,372,436)	(241,125,609)	(22,468,600)	(327,819,471)

Net increase (decrease)	(6,891,969)	$(102,793,664)	(15,449,713)	$(225,298,981)

Class 4 Shares:
Shares sold	1,564,942	$23,205,250	1,442,499	$21,238,967
Shares issued in reinvestment of distributions	234,330	3,521,973	179,222	2,623,801
Shares redeemed	(2,311,503)	(33,799,640)	(26,802,238)	(389,210,530)

Net increase (decrease)	(512,231)	$(7,072,417)	(25,180,517)	$(365,347,762)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report	TF-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.900%	Up to and including $200 million
0.810%	Over $200 million, up to and including $700 million
0.775%	Over $700 million, up to and including $1.2 billion
0.750%	Over $1.2 billion, up to and including $1.3 billion
0.675%	Over $1.3 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

For the year ended December 31, 2018, the gross effective investment management fee rate was 0.785% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TIC, FT Services provides administrative services to the Fund. The fee is paid by TIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
						Dividends

Institutional Fiduciary Trust Money Market Portfolio, 1.99%	25,636,178	316,370,754	(292,140,138)	49,866,794	$49,866,794	$734,954	$—	$—

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
						Income from securities loaned

Institutional Fiduciary Trust Money Market Portfolio, 1.99%	—	382,465,375	(369,461,438)	13,003,937	$13,003,937	$86,463	$—	$—

Total Affiliated Securities					$62,870,731	$821,417	$—	$—

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2018, there were no credits earned.

5. Income Taxes

During the year ended December 31, 2018, the Fund utilized $79,259,651 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2018 and 2017, was as follows:

	2018	2017
Distributions paid from ordinary income	$40,948,948	$42,260,152

At December 31, 2018, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,311,349,818

Unrealized appreciation	$171,756,588
Unrealized depreciation	(176,366,770)

Net unrealized appreciation (depreciation)	$(4,610,182)

Distributable earnings:
Undistributed ordinary income	$24,571,148
Undistributed long term capital gains	11,505,161

Total distributable earnings	$36,076,309

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of passive foreign investment company shares.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2018, aggregated $319,755,652 and $482,495,898, respectively.

At December 31, 2018, in connection with securities lending transactions, the Fund loaned equity investments and received $13,019,491 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

Annual Report	TF-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 8, 2019, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 7, 2020, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2018, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

TF-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

A summary of inputs used as of December 31, 2018, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Banks	$191,227,608	$13,054,472	$—	$204,282,080
Capital Markets	—	16,550,804	—	16,550,804
Construction Materials	14,022,961	7,794,639	—	21,817,600
Diversified Telecommunication Services	44,871,817	13,555,892	—	58,427,709
Electrical Equipment	—	12,859,164	—	12,859,164
Electronic Equipment, Instruments & Components	—	6,812,859	—	6,812,859
Health Care Equipment & Supplies	8,035,012	5,889,276	—	13,924,288
Industrial Conglomerates	22,596,973	13,636,300	—	36,233,273
Life Sciences Tools & Services	—	11,184,507	—	11,184,507
Marine	—	6,551,506	—	6,551,506
Multi-Utilities	13,808,242	14,966,479	—	28,774,721
Oil, Gas & Consumable Fuels	121,597,557	23,809,692	—	145,407,249
Pharmaceuticals	83,973,784	77,307,237	—	161,281,021
Semiconductors & Semiconductor Equipment .	35,283,063	11,826,616	—	47,109,679
All Other Equity Investments	472,652,445	—	—	472,652,445
Short Term Investments	62,870,731	—	—	62,870,731

Total Investments in Securities	$1,070,940,193	$235,799,443	$—	$1,306,739,636

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common stocks.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

ADR American Depositary Receipt

IDR International Depositary Receipt

Annual Report	TF-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Templeton Foreign VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Foreign VIP Fund (the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

TF-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Foreign VIP Fund

At December 31, 2018, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2019 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

Annual Report	TF-25

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Templeton Global Bond VIP Fund

We are pleased to bring you Templeton Global Bond VIP Fund’s annual report for the fiscal year ended December 31, 2018.

Class 1 Performance Summary as of December 31, 2018

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/18	1-Year	5-Year	10-Year
Average Annual Total Return	+2.15%	+1.08%	+5.34%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/09–12/31/18)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the J.P. Morgan (JPM) Global Government Bond Index (GGBI), the FTSE World Government Bond Index (WGBI) and the Consumer Price Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

***Source: Bureau of Labor Statistics, bls.gov/cpi. Please see Index Descriptions following the Fund Summaries.

Annual Report	TGB-1

TEMPLETON GLOBAL BOND VIP FUND

Fund Goal and Main Investments

The Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Fund Risks

All investments involve risks, including possible loss of principal. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Currency rates may fluctuate significantly over short periods of time, and can reduce returns. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities market. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the JPM GGBI had a -0.66% total return and the FTSE WGBI, the new name for the Citigroup WGBI, had a -0.84% total return for the same period.1

Economic and Market Overview

The year began with sharply rising yields in the U.S. and Europe as reflation sentiments returned to markets. Deregulation efforts and tax cuts in the U.S. were expected to add stimulus to an already strong U.S. economy. The 10-year

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**The Fund’s supranational investment was denominated in the Mexican peso.

U.S. Treasury (UST) yield rose 0.45% during the first two months of 2018, finishing February at 2.86%. In Europe, the 10-year German Bund yield rose 0.27% during the first month of the year, reaching its peak yield for the period at 0.77% on February 2, its highest level since 2015. Markets appeared to initially anticipate upcoming rate adjustments from the European Central Bank (ECB), but those expectations would largely disappear by the summer.

In February, Jerome Powell took over as U.S. Federal Reserve (Fed) Chair, replacing Janet Yellen. Powell indicated his intentions to continue the glide path of rate hikes and balance sheet unwinding. However, by March, the rising yield trends in the U.S. and Europe stalled and moderately reversed. U.S. protectionist policies in the form of steel and aluminum tariffs, as well as sector-specific tariffs on China, appeared to amplify risk aversion across global financial markets. Credit spreads widened across investment-grade and high-yield credit tiers in the U.S. and Europe during the month, ultimately widening even further over the rest of the year. In April, reflation sentiments briefly resurfaced, driving the 10-year UST yield above 3.00% for the first time in more than four years. However, risk aversion returned to global bond markets in the second half of May, as political turmoil in Italy raised concerns over Italian debt sustainability and the viability of the euro.

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

TGB-2	Annual Report

TEMPLETON GLOBAL BOND VIP FUND

Yields in Italy, Spain and much of peripheral Europe rose sharply, while yields in Germany, France and the U.S. declined on flights to quality. Several Latin American countries concurrently saw rising yields and sharp depreciations of their exchange rates on regional volatility.

In mid-June, ECB President Mario Draghi announced the net asset purchase program would be reduced to 15 billion euros per month for October, November and December, and would conclude at the end of 2018. Draghi also indicated rates would likely remain unchanged until at least the summer of 2019, quelling any remaining expectations for a 2018 rate hike. In the U.S., yields briefly rose in July as economic activity continued to strengthen. Annualized second-quarter U.S. gross domestic product came in at 4.2%, its highest level since 2014.

However, a wave of broad-based risk aversion across emerging markets arrived in late August, driving exchange rates lower against the U.S. dollar. Several perceived safe-haven assets rallied, including USTs. We viewed much of the late summer selloffs as fear-driven overreactions that often exceeded the fundamental risks in individual countries. As an asset category, emerging markets showed the highest level of undervaluation across the global fixed income markets, in our assessment, and we expected select countries with healthier or improving underlying fundamentals to rebound from the heightened volatility.

By mid-September, risk aversion across emerging markets began to diminish, as several security valuations incrementally stabilized and improved. UST yields rose sharply during the month, on expectations the Fed would hike rates at its September 26 meeting. Those trends continued through October, with the 10-year UST reaching its highest yield of the year on November 8, at 3.24%. However, market volatility escalated in December as global growth uncertainties and trade policy concerns led to rallies in perceived safe-haven assets. The 10-year UST yield dropped sharply to finish the year at 2.69%, despite the Fed’s fourth rate hike of the year on December 19.

On the whole, duration exposures in the U.S. and in several parts of the world faced headwinds from rising rates during much of the period, before those trends sharply reversed in December. Select local-currency bond markets fared better than others, as valuations strengthened in places like Brazil but weakened in places like Indonesia. On the currency front, the U.S. dollar started the period weaker before significantly strengthening against global currencies over the remainder of the year. On the whole, avoiding UST duration proved important to performance during much of the period, as did long exposure to the U.S. dollar and select positioning in emerging markets.

Currency Composition*
12/31/18
% of Total Net Assets
Americas	160.7%
United States Dollar	120.7%
Mexican Peso	20.5%
Brazilian Real	11.4%
Argentine Peso	4.4%
Colombian Peso	3.7%
Canadian Dollar	0.0%**
Middle East & Africa	1.5%
Ghanaian Cedi	1.5%
Asia Pacific	-21.9%
Indian Rupee	10.6%
Indonesian Rupiah	9.2%
Philippine Peso	1.7%
South Korean Won	0.0%**
New Zealand Dollar	0.0%**
Australian Dollar	-7.7%
Japanese Yen	-35.7%
Europe	-40.3%
Euro	-40.3%

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Rounds to less than 0.1%.

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and regularly utilize currency and cross currency forward contracts and may also use currency and currency index futures contracts and other derivative instruments.

Manager’s Discussion

During the reporting period, the strategy was positioned for rising rates in the U.S. by maintaining low portfolio duration

Annual Report	TGB-3

TEMPLETON GLOBAL BOND VIP FUND

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

and using interest-rate swaps to gain negative duration exposure to USTs. The strategy also continued to seek duration exposures in select emerging markets that offered positive real yields without taking undue interest-rate risk, favoring countries that have solid underlying fundamentals and prudent fiscal and monetary policies. Several emerging markets continued to offer significantly higher yields than those available in the developed markets. The strategy also held long currency exposures in a number of emerging markets and net-negative exposures to the Japanese yen, euro and Australian dollar, as directional views on the currencies and as hedges against a broadly strengthening U.S. dollar. During the period, we used currency forward contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

What is an interest-rate swap?

An interest-rate swap is an agreement between two parties to exchange interest-rate payment obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

During the period, the strategy’s positive absolute performance was primarily attributable to currency positions, followed by interest-rate strategies. Sovereign credit exposures had a largely neutral effect on absolute results. Among currencies, the Fund’s net-negative positions in the euro and the Australian dollar, achieved through the use of currency forward contracts, contributed to absolute performance, while its net-negative position in the Japanese yen, also through currency forward contracts, moderately detracted. Currency positions in Latin America and Asia ex-Japan detracted from absolute results (the Brazilian real, Argentine peso and Indian rupee detracted, while the Mexican peso contributed). The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Negative duration exposure to U.S. Treasuries contributed to absolute performance, as did duration exposure in Brazil. However, duration exposure in Argentina detracted from absolute return.

The strategy’s relative outperformance during the period was primarily attributable to currency positions. Interest-rate strategies detracted from relative results, while sovereign credit exposures had a largely neutral effect. Among currencies, the Fund’s underweighted positions in the euro, the Australian dollar and the British pound contributed to relative performance, while its underweighted position in the Japanese yen detracted. Overweighted currency positions in Latin America and Asia ex-Japan detracted from relative results (the Brazilian real, Argentine peso and Indian rupee detracted, while the Mexican peso contributed). Select underweighted duration exposures in Europe detracted from relative performance, as did overweighted duration exposure in Argentina. However, overweighted duration exposure in Brazil contributed.

Thank you for your participation in Templeton Global Bond VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

TGB-4	Annual Report

TEMPLETON GLOBAL BOND VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Fund-Level Expenses Paid During Period 7/1/18–12/31/18[1,2]	Ending Account Value 12/31/18	Fund-Level Expenses Paid During Period 7/1/18–12/31/18[1,2]	Net Annualized Expense Ratio[2]
Class 1	$1,000	$1,028.10	$2.30	$1,022.94	$2.29	0.45%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Annual Report	TGB-5

TGB P1 12/18

SUPPLEMENT DATED DECEMBER 3, 2018

TO THE PROSPECTUSES

DATED MAY 1, 2018

OF

TEMPLETON GLOBAL BOND VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I.   Effective December 31, 2018, the portfolio management team under the “FUND SUMMARIES – Templeton Global Bond VIP Fund – Portfolio Managers” section on page TGB-S6 is replaced with the following:

Portfolio Managers

Michael Hasenstab, Ph.D. Executive Vice President of Advisers and portfolio manager of the Fund since 2001.

Calvin Ho, Ph.D. Portfolio Manager of Advisers and portfolio manager of the Fund since December 2018.

II.  Effective December 31, 2018, the portfolio management team under the “Fund Details – Templeton Global Bond VIP Fund –Management” section on page TGB-D10 is replaced with the following:

The Fund is managed by the following dedicated professionals focused on investments of bonds issued by government and government agencies around the world:

Michael Hasenstab, Ph.D. Executive Vice President of Advisers

Dr. Hasenstab has been a lead portfolio manager of the Fund since 2001. He has primary responsibility for the investments of the Fund. Dr. Hasenstab has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. Dr. Hasenstab first joined Franklin Templeton Investments in 1995, rejoining again in 2001 after a three-year leave to obtain his Ph.D.

Calvin Ho, Ph.D. Portfolio Manager of Advisers

Dr. Ho has been has been a portfolio manager of the Fund since December 2018, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment. He joined Franklin Templeton Investments in 2005.

Please keep this supplement with your prospectus for future reference.

TGB-6	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Global Bond VIP Fund

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$17.17	$16.85	$16.34	$18.56	$19.15

Income from investment operations[a]:

Net investment income[b]	0.88	0.83	0.62	0.52	0.58

Net realized and unrealized gains (losses)	(0.51)	(0.46)	(0.10)	(1.22)	(0.16)

Total from investment operations	0.37	0.37	0.52	(0.70)	0.42

Less distributions from:

Net investment income and net foreign currency gains	—	—	—	(1.43)	(1.01)

Net realized gains	—	(0.05)	(0.01)	(0.09)	—

Total distributions	—	(0.05)	(0.01)	(1.52)	(1.01)

Redemption fees	—	—	—	—	— [c]

Net asset value, end of year	$17.54	$17.17	$16.85	$16.34	$18.56

Total return[d]	2.15%	2.15%	3.21%	(4.10)%	2.12%

Ratios to average net assets

Expenses before waiver and payments by affiliates and expense reduction	0.56%	0.53%	0.53%	0.52%	0.51%

Expenses net of waiver and payments by affiliates	0.47%	0.46%	0.48%	0.52%[e]	0.51%

Expenses net of waiver and payments by affiliates and expense reduction	0.45%	0.46%[f]	0.48%[f]	0.52%[e,f]	0.51% [f]

Net investment income	5.09%	4.81%	3.88%	2.99%	3.08%

Supplemental data

Net assets, end of year (000’s)	$285,046	$286,502	$241,792	$292,802	$323,491

Portfolio turnover rate	18.22%	37.97%	59.00%	51.58%	39.14%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	TGB-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond VIP Fund (continued)

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$16.51	$16.25	$15.80	$17.99	$18.60

Income from investment operations[a]:

Net investment income[b]	0.81	0.76	0.56	0.46	0.52

Net realized and unrealized gains (losses)	(0.49)	(0.45)	(0.10)	(1.17)	(0.17)

Total from investment operations	0.32	0.31	0.46	(0.71)	0.35

Less distributions from:

Net investment income and net foreign currency gains	—	—	—	(1.39)	(0.96)

Net realized gains	—	(0.05)	(0.01)	(0.09)	—

Total distributions	—	(0.05)	(0.01)	(1.48)	(0.96)

Redemption fees	—	—	—	—	—[c]

Net asset value, end of year	$16.83	$16.51	$16.25	$15.80	$17.99

Total return[d]	1.94%	1.93%	2.94%	(4.30)%	1.83%

Ratios to average net assets

Expenses before waiver and payments by affiliates and expense reduction	0.81%	0.78%	0.78%	0.77%	0.76%

Expenses net of waiver and payments by affiliates	0.72%	0.71%	0.73%	0.77%[e]	0.76%

Expenses net of waiver and payments by affiliates and expense reduction	0.70%	0.71%[f]	0.73%[f]	0.77%[e,f]	0.76% [f]

Net investment income	4.84%	4.56%	3.63%	2.74%	2.83%

Supplemental data

Net assets, end of year (000’s)	$2,544,900	$2,730,081	$2,812,535	$2,971,667	$3,177,638

Portfolio turnover rate	18.22%	37.97%	59.00%	51.58%	39.14%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

TGB-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond VIP Fund (continued)

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$16.88	$16.62	$16.18	$18.38	$18.97

Income from investment operations[a]:

Net investment income[b]	0.81	0.76	0.56	0.46	0.51

Net realized and unrealized gains (losses)	(0.50)	(0.45)	(0.11)	(1.21)	(0.18)

Total from investment operations	0.31	0.31	0.45	(0.75)	0.33

Less distributions from:

Net investment income and net foreign currency gains	—	—	—	(1.36)	(0.92)

Net realized gains	—	(0.05)	(0.01)	(0.09)	—

Total distributions	—	(0.05)	(0.01)	(1.45)	(0.92)

Redemption fees	—	—	—	—	—c

Net asset value, end of year	$17.19	$16.88	$16.62	$16.18	$18.38

Total return[d]	1.84%	1.76%	2.87%	(4.39)%	1.69%

Ratios to average net assets

Expenses before waiver and payments by affiliates and expense reduction	0.91%	0.88%	0.88%	0.87%	0.86%

Expenses net of waiver and payments by affiliates	0.82%	0.81%	0.83%	0.87%[e]	0.86%

Expenses net of waiver and payments by affiliates and expense reduction	0.80%	0.81%[f]	0.83%[f]	0.87%[e,f]	0.86%[f]

Net investment income	4.74%	4.46%	3.53%	2.64%	2.73%

Supplemental data

Net assets, end of year (000’s)	$94,312	$98,934	$96,798	$103,045	$111,199

Portfolio turnover rate	18.22%	37.97%	59.00%	51.58%	39.14%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	TGB-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2018

Templeton Global Bond VIP Fund

	Principal Amount*		Value
Foreign Government and Agency Securities 43.6%
Argentina 2.9%
Argentina Treasury Bill, Strip, 4/30/20	202,415,000	ARS	$5,913,520
Argentine Bonos del Tesoro,
18.20%, 10/03/21	820,823,000	ARS	16,851,908
16.00%, 10/17/23	844,288,000	ARS	18,964,292
senior note, 15.50%, 10/17/26	1,668,306,000	ARS	33,331,472
Government of Argentina,
[a] FRN, 65.509%, (ARPP7DRR), 6/21/20	10,990,000	ARS	316,360
[a] FRN, 51.542%, (ARS Badlar + 2.00%), 4/03/22	24,036,000	ARS	614,417
[b] Index Linked, 3.75%, 2/08/19	44,145,000	ARS	1,664,144
[b] Index Linked, 4.00%, 3/06/20	4,138,000	ARS	133,128
senior note, 4.50%, 2/13/20	9,351,000		8,496,552

			86,285,793

Brazil 9.6%
Letra Tesouro Nacional,
Strip, 1/01/19	33,250[c]	BRL	8,564,706
Strip, 7/01/19	102,840[c]	BRL	25,705,464
Strip, 7/01/20	118,041[c]	BRL	27,517,727
Strip, 7/01/21	24,360[c]	BRL	5,209,520
Nota Do Tesouro Nacional,
10.00%, 1/01/21	38,520[c]	BRL	10,382,776
10.00%, 1/01/23	522,145[c]	BRL	141,049,173
10.00%, 1/01/25	69,029[c]	BRL	18,594,130
10.00%, 1/01/27	153,303[c]	BRL	41,275,938
senior note, 10.00%, 1/01/19	10,290[c]	BRL	2,651,546

			280,950,980

Colombia 3.7%
Government of Colombia,
senior bond, 7.75%, 4/14/21	2,386,000,000	COP	765,853
senior bond, 4.375%, 3/21/23	362,000,000	COP	105,954
senior bond, 9.85%, 6/28/27	576,000,000	COP	218,016
Titulos de Tesoreria,
B, 7.75%, 9/18/30	140,945,200,000	COP	46,275,213
B, 7.00%, 6/30/32	5,967,000,000	COP	1,813,922
senior bond, B, 11.00%, 7/24/20	9,167,000,000	COP	3,066,111
senior bond, B, 7.00%, 5/04/22	10,237,000,000	COP	3,292,985
senior bond, B, 10.00%, 7/24/24	40,977,000,000	COP	14,859,227
senior bond, B, 7.50%, 8/26/26	77,594,200,000	COP	25,234,782
senior bond, B, 6.00%, 4/28/28	42,303,600,000	COP	12,377,949
senior note, B, 7.00%, 9/11/19	4,056,000,000	COP	1,267,970

			109,277,982

Ghana 1.5%
Government of Ghana,
24.75%, 3/01/21	690,000	GHS	153,055
16.25%, 5/17/21	7,250,000	GHS	1,387,626
24.50%, 6/21/21	80,000	GHS	17,827
24.75%, 7/19/21	1,190,000	GHS	266,329
18.75%, 1/24/22	26,840,000	GHS	5,349,184
17.60%, 11/28/22	370,000	GHS	70,291
19.75%, 3/25/24	26,840,000	GHS	5,284,055
19.00%, 11/02/26	80,510,000	GHS	15,231,633

TGB-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Ghana (continued)
Government of Ghana, (continued)
senior bond, 19.75%, 3/15/32	80,510,000	GHS	$15,885,293
senior note, 21.50%, 3/09/20	1,270,000	GHS	263,990
senior note, 18.50%, 6/01/20	500,000	GHS	100,798
senior note, 18.25%, 9/21/20	480,000	GHS	96,141
senior note, 16.50%, 3/22/21	1,730,000	GHS	333,945

			44,440,167

India 8.2%
Government of India,
senior bond, 8.20%, 2/15/22	500,000,000	INR	7,398,304
senior bond, 8.35%, 5/14/22	212,700,000	INR	3,166,500
senior bond, 8.08%, 8/02/22	1,783,000,000	INR	26,351,853
senior bond, 8.13%, 9/21/22	28,000,000	INR	414,832
senior bond, 9.15%, 11/14/24	2,409,000,000	INR	37,636,080
senior note, 8.27%, 6/09/20	1,222,000,000	INR	17,875,944
senior note, 7.80%, 4/11/21	1,980,300,000	INR	28,894,675
senior note, 8.79%, 11/08/21	653,000,000	INR	9,791,621
senior note, 8.15%, 6/11/22	1,621,000,000	INR	24,015,591
senior note, 6.84%, 12/19/22	98,000,000	INR	1,393,581
senior note, 7.16%, 5/20/23	133,700,000	INR	1,915,041
senior note, 8.83%, 11/25/23	2,983,900,000	INR	45,571,706
senior note, 7.68%, 12/15/23	1,376,000,000	INR	20,144,149
senior note, 6.79%, 5/15/27	1,142,800,000	INR	15,799,124

			240,369,001

Indonesia 4.2%
Government of Indonesia,
senior bond, FR34, 12.80%, 6/15/21	324,406,000,000	IDR	25,257,635
senior bond, FR35, 12.90%, 6/15/22	71,229,000,000	IDR	5,704,260
senior bond, FR39, 11.75%, 8/15/23	5,491,000,000	IDR	437,543
senior bond, FR40, 11.00%, 9/15/25	46,856,000,000	IDR	3,749,459
senior bond, FR43, 10.25%, 7/15/22	147,832,000,000	IDR	11,047,825
senior bond, FR44, 10.00%, 9/15/24	4,454,000,000	IDR	337,550
senior bond, FR46, 9.50%, 7/15/23	226,780,000,000	IDR	16,704,139
senior bond, FR47, 10.00%, 2/15/28	12,000,000	IDR	936
senior bond, FR52, 10.50%, 8/15/30	6,960,000,000	IDR	565,367
senior bond, FR59, 7.00%, 5/15/27	47,752,000,000	IDR	3,102,720
senior bond, FR61, 7.00%, 5/15/22	244,849,000,000	IDR	16,660,114
senior bond, FR63, 5.625%, 5/15/23	258,951,000,000	IDR	16,657,152
senior bond, FR64, 6.125%, 5/15/28	37,000,000	IDR	2,270
senior bond, FR68, 8.375%, 3/15/34	81,180,000,000	IDR	5,682,884
senior bond, FR70, 8.375%, 3/15/24	78,915,000,000	IDR	5,577,278
senior bond, FR71, 9.00%, 3/15/29	51,222,000,000	IDR	3,760,612
senior bond, FR73, 8.75%, 5/15/31	85,845,000,000	IDR	6,231,523

			121,479,267

Mexico 7.1%
Government of Mexico,
senior bond, M, 8.00%, 6/11/20	3,814,000[d]	MXN	19,282,628
senior bond, M, 6.50%, 6/10/21	18,568,200[d]	MXN	90,348,767
senior note, M, 5.00%, 12/11/19	18,742,300[d]	MXN	92,347,305

Annual Report	TGB-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

		Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	Mexico (continued)
e	Mexican Udibonos,
	Index Linked, 4.00%, 6/13/19	482,128[f]	MXN	$2,428,379
	Index Linked, 2.50%, 12/10/20	379,700[f]	MXN	1,866,608

				206,273,687

	Philippines 1.2%
	Government of the Philippines,
	senior note, 3.375%, 8/20/20	1,102,110,000	PHP	20,104,690
	senior note, 7-56, 3.875%, 11/22/19	813,510,000	PHP	15,200,241

				35,304,931

	South Korea 4.5%
	Korea Monetary Stabilization Bond,
	senior note, 2.06%, 12/02/19	91,389,000,000	KRW	82,224,666
	senior note, 2.05%, 10/05/20	31,280,000,000	KRW	28,177,362
	Korea Treasury Bond,
	senior note, 1.25%, 12/10/19	18,280,000,000	KRW	16,337,547
	senior note, 3.00%, 3/10/23	3,919,000,000	KRW	3,671,472

				130,411,047

g	Supranational 0.3%
	Inter-American Development Bank, senior bond, 7.50%, 12/05/24	200,000,000	MXN	9,526,424

	Ukraine 0.4%
h,i,j	Government of Ukraine, 144A, VRI, GDP Linked Security, 5/31/40	18,866,000		10,868,797

	Total Foreign Government and Agency Securities (Cost $1,432,793,536)			1,275,188,076

	Short Term Investments 54.3%
	Foreign Government and Agency Securities 19.5%
	Argentina 1.7%
k	Argentina Treasury Bill, 3/29/19 - 10/31/19	1,683,879,000	ARS	50,037,660

	Mexico 13.2%
k	Mexico Treasury Bill,
	1/31/19 - 11/07/19	89,813,130[l]	MXN	44,347,625
	5/23/19	328,255,360[l]	MXN	161,691,303
	7/04/19	366,093,817[l]	MXN	178,312,030

				384,350,958

	Philippines 0.4%
	Government of the Philippines, senior note, 7.875%, 2/19/19	129,560,000	PHP	2,477,446
k	Philippine Treasury Bill, 3/06/19 - 3/20/19	547,070,000	PHP	10,332,823

				12,810,269

TGB-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

		Principal Amount*		Value
	Short Term Investments (continued)
	Foreign Government and Agency Securities (continued)
	South Korea 4.2%
	Korea Monetary Stabilization Bond,
k	3/12/19	30,260,000,000	KRW	$27,080,243
	senior note, 1.85%, 10/02/19	59,950,000,000	KRW	53,962,751
	senior note, 1.87%, 11/09/19	45,390,000,000	KRW	40,767,328

				121,810,322

	Total Foreign Government and Agency Securities (Cost $578,364,389)			569,009,209

	U.S. Government and Agency Securities 12.1%
	United States 12.1%
k	U.S. Treasury Bill,
	1/24/19	303,000,000		302,571,816
	1/31/19 - 2/28/19	43,723,000		43,590,208
	U.S. Treasury Note, 2.75%, 2/15/19	8,339,000		8,342,632

	Total U.S. Government and Agency Securities (Cost $354,491,732)			354,504,656

	Total Investments before Money Market Funds (Cost $2,365,649,657)			2,198,701,941

		Shares

	Money Market Funds (Cost $663,563,266) 22.7%
	United States 22.7%
m,n	Institutional Fiduciary Trust Money Market Portfolio, 1.99%	663,563,266		663,563,266

	Total Investments (Cost $3,029,212,923) 97.9%			2,862,265,207

	Other Assets, less Liabilities 2.1%			61,992,615

	Net Assets 100.0%			$2,924,257,822

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aThe coupon rate shown represents the rate at period end.

bRedemption price at maturity and coupon payment are adjusted for inflation. See Note 1(f).

cPrincipal amount is stated in 1,000 Brazilian Real Units.

dPrincipal amount is stated in 100 Mexican Peso Units.

ePrincipal amount of security is adjusted for inflation. See Note 1(f).

fPrincipal amount is stated in 100 Unidad de Inversion Units.

gA supranational organization is an entity formed by two or more central governments through international treaties.

hNon-income producing.

iSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2018, the value of this security was $10,868,797, representing 0.4% of net assets.

jThe principal represents the notional amount. See Note 1(c) regarding value recovery instruments.

kThe security was issued on a discount basis with no stated coupon rate.

lPrincipal amount is stated in 10 Mexican Peso Units.

mSee Note 3(e) regarding investments in affiliated management investment companies.

nThe rate shown is the annualized seven-day effective yield at period end.

Annual Report	TGB-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

At December 31, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Euro	GSCO	Sell	17,044,025	19,825,780	1/04/19	$289,811	$—
Japanese Yen	DBAB	Sell	114,245,484	1,015,344	1/04/19	—	(27,384)
Japanese Yen	JPHQ	Sell	424,150,000	3,756,465	1/04/19	—	(114,786)
Euro	DBAB	Sell	8,136,104	9,470,058	1/07/19	141,924	—
Euro	GSCO	Sell	2,045,000	2,336,331	1/07/19	—	(8,285)
Japanese Yen	SCNY	Sell	415,980,000	3,670,633	1/07/19	—	(126,984)
Euro	UBSW	Sell	8,311,299	9,662,301	1/09/19	131,612	—
Japanese Yen	HSBK	Sell	400,800,000	3,550,044	1/09/19	—	(109,590)
Japanese Yen	JPHQ	Sell	2,831,950,000	25,017,889	1/09/19	—	(840,146)
South Korean Won	HSBK	Sell	42,561,000,000	38,450,628	1/10/19	224,188	—
Australian Dollar	JPHQ	Sell	5,243,250	3,703,664	1/11/19	8,646	—
Euro	HSBK	Sell	33,800,018	39,106,621	1/11/19	340,764	—
Euro	JPHQ	Sell	14,342,996	16,538,551	1/11/19	88,307	—
Indian Rupee	JPHQ	Buy	82,107,000	1,101,812	1/11/19	77,339	—
Japanese Yen	BZWS	Sell	1,689,110,000	15,356,662	1/11/19	—	(68,833)
Japanese Yen	DBAB	Sell	770,370,000	6,868,491	1/11/19	—	(166,775)
Japanese Yen	GSCO	Sell	329,010,000	2,990,185	1/11/19	—	(14,441)
Japanese Yen	HSBK	Sell	2,816,800,000	25,074,218	1/11/19	—	(649,705)
Japanese Yen	JPHQ	Sell	2,831,950,000	25,730,614	1/11/19	—	(131,663)
Australian Dollar	JPHQ	Sell	10,486,500	7,448,666	1/14/19	58,147	—
Indian Rupee	JPHQ	Buy	179,045,721	2,395,100	1/14/19	175,574	—
Australian Dollar	CITI	Sell	19,311,633	13,736,461	1/15/19	126,000	—
Australian Dollar	JPHQ	Sell	50,143,500	35,716,463	1/15/19	376,306	—
Euro	BOFA	Sell	17,769,000	20,724,873	1/15/19	338,048	—
Euro	CITI	Sell	37,063,039	43,238,112	1/15/19	714,745	—
Euro	DBAB	Sell	25,440,500	29,684,230	1/15/19	495,698	—
Euro	GSCO	Sell	1,789,884	2,085,841	1/15/19	32,262	—
Indian Rupee	JPHQ	Buy	179,029,279	2,378,494	1/15/19	191,734	—
Japanese Yen	CITI	Sell	138,680,000	1,238,336	1/15/19	—	(28,550)
Japanese Yen	HSBK	Sell	1,798,900,000	15,987,948	1/15/19	—	(445,577)
Japanese Yen	JPHQ	Sell	1,666,680,000	14,885,856	1/15/19	—	(339,798)
Euro	BOFA	Sell	5,251,819	6,113,800	1/16/19	87,720	—
Euro	HSBK	Sell	8,692,000	10,117,749	1/16/19	144,311	—
Indian Rupee	HSBK	Buy	402,232,000	5,327,576	1/16/19	446,586	—
Japanese Yen	JPHQ	Sell	708,450,000	6,511,489	1/16/19	39,041	—
Euro	SCNY	Sell	657,000	767,609	1/17/19	13,683	—
Japanese Yen	BZWS	Sell	2,516,120,000	22,691,973	1/17/19	—	(297,360)
Indian Rupee	DBAB	Buy	1,307,630,494	18,650,462	1/18/19	117,917	—
Japanese Yen	HSBK	Sell	1,245,390,000	10,997,210	1/18/19	—	(382,627)
Euro	DBAB	Sell	8,405,717	9,742,310	1/22/19	92,222	—
Euro	GSCO	Sell	1,231,111	1,426,254	1/22/19	12,891	—
Euro	MSCO	Sell	15,372,250	17,814,132	1/22/19	166,194	—
Euro	UBSW	Sell	1,922,305	2,228,663	1/22/19	21,782	—
Japanese Yen	BZWS	Sell	490,853,752	4,406,188	1/22/19	—	(80,495)
Japanese Yen	SCNY	Sell	707,660,000	6,540,296	1/22/19	71,880	—
Euro	JPHQ	Sell	28,236,000	32,632,628	1/23/19	213,728	—
Euro	MSCO	Sell	15,372,250	17,761,098	1/23/19	111,592	—
Euro	DBAB	Sell	14,940,282	17,286,130	1/24/19	131,061	—

TGB-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Euro	UBSW	Sell	11,641,500	13,478,296	1/24/19	$111,029	$—
Indian Rupee	JPHQ	Buy	200,268,000	2,689,786	1/24/19	183,252	—
Japanese Yen	BZWS	Sell	735,200,000	6,802,746	1/24/19	81,495	—
Japanese Yen	DBAB	Sell	858,140,000	7,912,844	1/24/19	67,667	—
Japanese Yen	JPHQ	Sell	7,105,349,700	65,733,367	1/24/19	775,752	—
South Korean Won	HSBK	Sell	18,482,000,000	16,370,964	1/24/19	—	(235,412)
Euro	DBAB	Sell	4,518,681	5,220,071	1/25/19	31,068	—
Euro	HSBK	Sell	19,488,000	22,498,116	1/25/19	119,176	—
Euro	JPHQ	Sell	14,818,028	17,124,528	1/25/19	108,325	—
Indian Rupee	DBAB	Buy	838,950,988	11,218,922	1/25/19	815,663	—
Japanese Yen	CITI	Sell	913,412,000	8,480,447	1/25/19	129,284	—
Japanese Yen	JPHQ	Sell	1,407,000,000	13,052,069	1/25/19	188,118	—
Euro	BOFA	Sell	33,910,663	38,983,698	1/28/19	32,189	—
Indonesian Rupiah	HSBK	Buy	424,000,000,000	28,234,667	1/28/19	1,094,632	—
Euro	CITI	Sell	77,832,770	89,656,346	1/29/19	245,729	—
Euro	GSCO	Sell	2,855,793	3,285,019	1/29/19	4,418	—
Euro	BOFA	Sell	33,910,663	38,790,848	1/30/19	—	(167,585)
Euro	SCNY	Sell	12,300,264	14,069,042	1/30/19	—	(62,177)
Indian Rupee	HSBK	Buy	919,562,500	12,383,846	1/30/19	801,736	—
South Korean Won	HSBK	Sell	15,755,000,000	13,891,461	1/30/19	—	(267,092)
Euro	BZWS	Sell	22,495,166	25,830,411	1/31/19	—	(15,287)
Euro	DBAB	Sell	14,776,109	16,957,063	1/31/19	—	(19,868)
Euro	GSCO	Sell	13,037,050	14,959,493	1/31/19	—	(19,355)
Euro	HSBK	Sell	25,974,891	29,820,681	1/31/19	—	(23,029)
Euro	JPHQ	Sell	11,263,000	12,915,203	1/31/19	—	(25,360)
Japanese Yen	BZWS	Sell	1,079,470,000	9,688,923	1/31/19	—	(185,253)
Japanese Yen	HSBK	Sell	1,162,462,488	10,918,216	1/31/19	284,888	—
Japanese Yen	MSCO	Sell	287,615,000	2,596,764	1/31/19	—	(34,121)
Euro	JPHQ	Sell	32,859,900	37,592,711	2/01/19	—	(164,438)
Japanese Yen	JPHQ	Sell	1,719,500,000	15,361,457	2/01/19	—	(368,375)
Japanese Yen	SCNY	Sell	1,720,000,000	15,370,867	2/01/19	—	(363,539)
Indian Rupee	JPHQ	Buy	378,455,000	5,051,725	2/04/19	371,562	—
Euro	JPHQ	Sell	6,775,311	7,781,377	2/05/19	—	(6,118)
Euro	JPHQ	Sell	9,220,500	10,553,894	2/08/19	—	(46,566)
Euro	JPHQ	Sell	6,147,005	7,039,953	2/11/19	—	(28,682)
Japanese Yen	JPHQ	Sell	1,723,960,000	16,157,682	2/12/19	374,411	—
Australian Dollar	CITI	Sell	19,311,633	13,688,626	2/13/19	70,947	—
Australian Dollar	JPHQ	Sell	5,243,250	3,718,775	2/13/19	21,475	—
Japanese Yen	BZWS	Sell	1,712,605,900	15,303,996	2/13/19	—	(376,468)
Japanese Yen	CITI	Sell	1,245,045,665	11,089,202	2/13/19	—	(310,323)
Euro	HSBK	Sell	1,800,000	2,072,061	2/14/19	1,699	—
Japanese Yen	CITI	Sell	1,182,704,670	11,163,647	2/14/19	334,121	—
Australian Dollar	JPHQ	Sell	50,143,500	36,589,587	2/15/19	1,229,659	—
Euro	JPHQ	Sell	6,894,178	7,836,406	2/15/19	—	(93,904)
Japanese Yen	CITI	Sell	183,340,000	1,623,081	2/15/19	—	(55,808)
Japanese Yen	CITI	Sell	683,420,000	6,520,250	2/15/19	262,007	—
Japanese Yen	JPHQ	Sell	2,553,380,000	23,346,256	2/15/19	—	(35,667)
Euro	BOFA	Sell	10,878,191	12,397,656	2/19/19	—	(119,336)
Euro	DBAB	Sell	5,008,730	5,702,990	2/19/19	—	(60,306)

Annual Report	TGB-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Euro	GSCO	Sell	1,898,500	2,164,670	2/19/19	$—	$(19,840)
Euro	JPHQ	Sell	30,863,836	35,098,200	2/19/19	—	(415,280)
Japanese Yen	GSCO	Sell	565,234,451	5,028,374	2/19/19	—	(149,125)
Japanese Yen	HSBK	Sell	413,563,000	3,783,534	2/19/19	—	(4,667)
Japanese Yen	JPHQ	Sell	709,066,000	6,491,317	2/19/19	—	(3,667)
Japanese Yen	SCNY	Sell	340,600,700	3,102,575	2/19/19	—	(17,298)
South Korean Won	HSBK	Sell	75,818,000,000	67,852,157	2/19/19	—	(338,594)
Euro	JPHQ	Sell	32,873,792	37,820,640	2/20/19	—	(8,552)
Japanese Yen	BOFA	Sell	903,250,850	8,079,311	2/20/19	—	(194,992)
Australian Dollar	CITI	Sell	13,307,000	9,717,038	2/21/19	332,461	—
Euro	BOFA	Sell	7,066,000	8,141,233	2/21/19	9,468	—
Euro	GSCO	Sell	1,230,811	1,420,860	2/21/19	4,406	—
Euro	JPHQ	Sell	19,848,799	22,884,266	2/21/19	41,672	—
Euro	SCNY	Sell	4,975,000	5,746,623	2/21/19	21,243	—
Euro	UBSW	Sell	2,600,555	2,997,647	2/21/19	4,850	—
Japanese Yen	BOFA	Sell	1,102,846,375	9,846,843	2/21/19	—	(256,608)
Japanese Yen	CITI	Sell	1,975,555,500	18,141,172	2/21/19	42,615	—
Japanese Yen	DBAB	Sell	1,635,382,000	15,022,386	2/21/19	40,244	—
Euro	BZWS	Sell	11,247,583	12,894,229	2/28/19	—	(56,912)
Euro	DBAB	Sell	14,781,916	16,844,954	2/28/19	—	(175,830)
Euro	GSCO	Sell	6,309,207	7,206,416	2/28/19	—	(58,384)
Euro	SCNY	Sell	12,544,218	14,322,988	2/28/19	—	(121,176)
Japanese Yen	BNDP	Sell	287,615,000	2,545,383	2/28/19	—	(90,876)
Japanese Yen	BZWS	Sell	1,920,010,000	17,018,574	2/28/19	—	(580,098)
Japanese Yen	DBAB	Sell	9,952,316,552	88,017,981	2/28/19	—	(3,204,230)
Japanese Yen	HSBK	Sell	1,339,587,000	11,890,793	2/28/19	—	(387,764)
Japanese Yen	JPHQ	Sell	1,375,249,000	12,219,758	2/28/19	—	(385,675)
South Korean Won	HSBK	Sell	35,277,000,000	31,351,760	2/28/19	—	(387,998)
Australian Dollar	GSCO	Sell	127,700,540	93,467,856	3/04/19	3,394,384	—
Euro	BOFA	Sell	27,627,938	31,678,423	3/04/19	—	(145,107)
Euro	GSCO	Sell	17,044,025	19,546,258	3/04/19	—	(86,081)
Japanese Yen	HSBK	Sell	1,247,125,000	11,077,186	3/04/19	—	(357,973)
Japanese Yen	JPHQ	Sell	424,150,000	3,774,601	3/04/19	—	(114,522)
Euro	GSCO	Sell	8,105,300	9,262,899	3/05/19	—	(74,115)
Euro	SCNY	Sell	17,972,751	20,547,348	3/05/19	—	(156,616)
Euro	BOFA	Sell	34,170,296	39,223,229	3/06/19	—	(143,263)
Euro	DBAB	Sell	8,136,104	9,312,844	3/06/19	—	(60,497)
Euro	UBSW	Sell	6,231,299	7,159,171	3/06/19	—	(19,707)
Euro	BZWS	Sell	7,003,000	8,022,112	3/11/19	—	(49,446)
Euro	DBAB	Sell	13,483,000	15,494,124	3/11/19	—	(46,189)
Japanese Yen	BZWS	Sell	1,720,220,000	15,392,090	3/11/19	—	(391,509)
Japanese Yen	CITI	Sell	3,966,300,000	35,476,341	3/11/19	—	(915,800)
Japanese Yen	HSBK	Sell	2,052,400,000	18,338,181	3/11/19	—	(493,282)
Euro	DBAB	Sell	25,440,500	29,251,105	3/12/19	—	(73,890)
Japanese Yen	DBAB	Sell	595,700,000	5,317,919	3/12/19	—	(148,351)
Australian Dollar	CITI	Sell	19,379,733	14,001,567	3/13/19	330,274	—
Indian Rupee	DBAB	Buy	258,123,000	3,533,511	3/13/19	148,490	—
Japanese Yen	CITI	Sell	310,702,000	2,767,638	3/13/19	—	(83,701)
Euro	JPHQ	Sell	6,775,311	7,753,395	3/14/19	—	(57,840)

TGB-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	JPHQ	Sell	335,950,000	2,987,072		3/14/19	$—	$(96,265)
Japanese Yen	SCNY	Sell	366,681,000	3,264,494		3/14/19	—	(100,891)
Euro	BOFA	Sell	5,439,095	6,181,314		3/18/19	—	(91,659)
Euro	GSCO	Sell	1,789,884	2,050,222		3/18/19	—	(14,072)
Japanese Yen	BOFA	Sell	903,250,850	8,007,756		3/18/19	—	(285,411)
Japanese Yen	CITI	Sell	1,782,638,500	15,819,029		3/18/19	—	(548,206)
Japanese Yen	DBAB	Sell	1,453,310,000	12,892,000		3/18/19	—	(451,517)
Japanese Yen	GSCO	Sell	565,336,378	5,017,051		3/18/19	—	(173,566)
Japanese Yen	HSBK	Sell	1,245,390,000	11,047,008		3/18/19	—	(387,498)
Japanese Yen	JPHQ	Sell	702,800,000	6,238,333		3/18/19	—	(214,402)
Japanese Yen	MSCO	Sell	300,000,000	2,660,848		3/18/19	—	(93,592)
Japanese Yen	DBAB	Sell	371,821,000	3,317,490		3/19/19	—	(96,697)
Indian Rupee	CITI	Buy	69,318,000	949,887		3/20/19	38,046	—
Japanese Yen	CITI	Sell	1,372,892,008	12,403,596		3/20/19	—	(203,972)
South Korean Won	CITI	Sell	4,215,000,000	3,752,003		3/20/19	—	(43,431)
South Korean Won	HSBK	Sell	7,007,000,000	6,538,515		3/20/19	229,001	—
Euro	GSCO	Sell	1,230,811	1,417,709		3/21/19	—	(2,183)
Japanese Yen	JPHQ	Sell	1,547,456,000	13,885,005		3/22/19	—	(328,336)
Japanese Yen	JPHQ	Sell	1,203,160,329	10,855,810		3/25/19	—	(198,350)
Japanese Yen	SCNY	Sell	937,086,000	8,445,868		3/25/19	—	(163,706)
Japanese Yen	CITI	Sell	1,866,452,000	16,816,731		3/26/19	—	(333,128)
Japanese Yen	DBAB	Sell	2,181,107,000	19,655,456		3/26/19	—	(385,604)
Japanese Yen	HSBK	Sell	1,621,372,000	14,592,494		3/26/19	—	(305,452)
Euro	BZWS	Sell	11,247,583	12,859,755		3/28/19	—	(123,902)
Brazilian Real	CITI	Buy	206,375,000	42,453,509	EUR	4/01/19	3,915,772	—
Japanese Yen	CITI	Sell	755,114,665	6,822,349		4/15/19	—	(128,054)
Japanese Yen	DBAB	Sell	1,406,600,000	12,699,015		4/15/19	—	(247,942)
Japanese Yen	HSBK	Sell	536,380,000	4,874,033		4/17/19	—	(63,870)
Japanese Yen	GSCO	Sell	565,234,451	5,115,383		4/18/19	—	(88,590)
Japanese Yen	HSBK	Sell	1,106,730,400	10,022,825		4/22/19	—	(169,985)
Japanese Yen	JPHQ	Sell	1,886,055,000	17,026,229		4/22/19	—	(344,036)
Japanese Yen	JPHQ	Sell	2,504,432,000	22,627,990		4/23/19	—	(439,364)
Indonesian Rupiah	JPHQ	Buy	1,721,000,000,000	109,778,657		4/26/19	7,835,438	—
Japanese Yen	BZWS	Sell	983,714,840	8,916,356		4/26/19	—	(146,542)
South Korean Won	HSBK	Sell	8,274,880,977	7,371,503		4/29/19	—	(92,216)
Japanese Yen	DBAB	Sell	115,414,516	1,043,479		4/30/19	—	(20,184)
Japanese Yen	GSCO	Sell	944,420,000	8,540,681		4/30/19	—	(163,118)
Japanese Yen	CITI	Sell	708,852,119	6,383,927		5/07/19	—	(152,715)
South Korean Won	DBAB	Sell	13,920,000,000	12,358,503		5/16/19	—	(206,060)
Japanese Yen	BZWS	Sell	490,853,752	4,380,335		5/20/19	—	(150,996)
Japanese Yen	BOFA	Sell	2,190,917,500	19,701,964		5/21/19	—	(525,255)
South Korean Won	GSCO	Sell	44,346,000,000	40,059,621		6/07/19	—	(5,831)
South Korean Won	DBAB	Sell	13,919,000,000	12,521,590		6/10/19	—	(55,472)

Total Forward Exchange Contracts							$29,610,379	$(24,834,593)

Net unrealized appreciation (depreciation)							$4,775,786

*In U.S. dollars unless otherwise indicated. aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

Annual Report	TGB-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

At December 31, 2018, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts

Description	Payment Frequency	Counterparty	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts
Receive Floating 3-month USD LIBOR Pay Fixed 3.558%	Quarterly Semi-Annual		3/04/21	$3,240,000	$(92,542)
Receive Floating 3-month USD LIBOR Pay Fixed 2.775%	Quarterly Semi-Annual		10/04/23	13,090,000	(126,674)
Receive Floating 3-month USD LIBOR Pay Fixed 2.795%	Quarterly Semi-Annual		10/04/23	13,090,000	(139,019)
Receive Floating 3-month USD LIBOR Pay Fixed 2.765%	Quarterly Semi-Annual		10/07/23	13,090,000	(120,200)
Receive Floating 3-month USD LIBOR Pay Fixed 2.731%	Quarterly Semi-Annual		7/07/24	34,000,000	(507,038)
Receive Floating 3-month USD LIBOR Pay Fixed 1.914%	Quarterly Semi-Annual		1/22/25	114,670,000	3,976,864
Receive Floating 3-month USD LIBOR Pay Fixed 1.970%	Quarterly Semi-Annual		1/23/25	143,340,000	4,482,612
Receive Floating 3-month USD LIBOR Pay Fixed 1.973%	Quarterly Semi-Annual		1/27/25	84,590,000	2,621,575
Receive Floating 3-month USD LIBOR Pay Fixed 1.937%	Quarterly Semi-Annual		1/29/25	21,150,000	703,939
Receive Floating 3-month USD LIBOR Pay Fixed 1.942%	Quarterly Semi-Annual		1/30/25	17,910,000	591,214
Receive Floating 3-month USD LIBOR Pay Fixed 1.817%	Quarterly Semi-Annual		2/03/25	28,210,000	1,146,162
Receive Floating 3-month USD LIBOR Pay Fixed 4.349%	Quarterly Semi-Annual		2/25/41	7,460,000	(2,013,516)
Receive Floating 3-month USD LIBOR Pay Fixed 4.320%	Quarterly Semi-Annual		2/28/41	5,600,000	(1,470,281)
Receive Floating 3-month USD LIBOR Pay Fixed 4.299%	Quarterly Semi-Annual		3/01/41	1,870,000	(483,711)
Receive Floating 3-month USD LIBOR Pay Fixed 3.668%	Quarterly Semi-Annual		10/04/43	6,370,000	(981,901)
Receive Floating 3-month USD LIBOR Pay Fixed 3.687%	Quarterly Semi-Annual		10/04/43	6,370,000	(1,003,864)
Receive Floating 3-month USD LIBOR Pay Fixed 3.675%	Quarterly Semi-Annual		10/07/43	6,370,000	(989,276)
Receive Floating 3-month USD LIBOR Pay Fixed 2.378%	Quarterly Semi-Annual		11/18/46	122,400,000	11,340,664
Receive Floating 3-month USD LIBOR Pay Fixed 2.537%	Quarterly Semi-Annual		4/13/47	72,700,000	4,438,588
Receive Floating 3-month USD LIBOR Pay Fixed 2.587%	Quarterly Semi-Annual		7/27/47	36,700,000	1,635,337
Receive Floating 3-month USD LIBOR Pay Fixed 2.980%	Quarterly Semi-Annual		2/20/48	15,638,000	(603,682)
Receive Floating 3-month USD LIBOR Pay Fixed 3.002%	Quarterly Semi-Annual		2/22/48	15,638,000	(627,831)

TGB-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

Interest Rate Swap Contracts (continued)

Description	Payment Frequency	Counterparty	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts (continued)
Receive Floating 3-month USD LIBOR Pay Fixed 3.019%	Quarterly Semi-Annual		2/23/48	$15,638,000	$(682,219)

Total Centrally Cleared Swap Contracts					$21,095,201

OTC Swap Contracts
Receive Floating 3-month USD LIBOR Pay Fixed 3.523%	Quarterly Semi-Annual	DBAB	3/28/21	$14,630,000	$(406,137)
Receive Floating 3-month USD LIBOR Pay Fixed 4.347%	Quarterly Semi-Annual	CITI	2/25/41	7,460,000	(1,992,395)

Total OTC Swap Contracts					$(2,398,532)

Total Interest Rate Swap Contracts					$18,696,669

See Note 9 regarding other derivative information.

See Abbreviations on page TGB-34.

The accompanying notes are an integral part of these financial statements. | Annual Report	TGB-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2018

Templeton Global Bond VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,365,649,657
Cost - Non-controlled affiliates (Note 3e)	663,563,266

Value - Unaffiliated issuers	$2,198,701,941
Value - Non-controlled affiliates (Note 3e)	663,563,266
Cash	4,066
Restricted cash for OTC derivative contracts (Note 1d)	7,370,000
Foreign currency, at value (cost $2,685,864)	2,706,326
Receivables:
Capital shares sold	126,152
Interest	25,549,665
Deposits with brokers for:
OTC derivative contracts	4,900,000
Centrally cleared swap contracts	39,568,636
Unrealized appreciation on OTC forward exchange contracts	29,610,379
Other assets	1,656

Total assets	2,972,102,087

Liabilities:
Payables:
Capital shares redeemed	4,750,816
Management fees	949,151
Distribution fees	1,145,887
Variation margin on centrally cleared swap contracts	3,205,735
Deposits from brokers for:
OTC derivative contracts	7,370,000
Unrealized depreciation on OTC forward exchange contracts	24,834,593
Unrealized depreciation on OTC swap contracts	2,398,532
Deferred tax.	1,878,111
Accrued expenses and other liabilities	1,311,440

Total liabilities	47,844,265

Net assets, at value	$2,924,257,822

Net assets consist of:
Paid-in capital	$2,901,979,238
Total distributable earnings (loss)	22,278,584

Net assets, at value	$2,924,257,822

TGB-20	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2018

Templeton Global Bond VIP Fund

Class 1:
Net assets, at value	$285,046,352

Shares outstanding	16,247,983

Net asset value and maximum offering price per share	$17.54

Class 2:
Net assets, at value	$2,544,899,899

Shares outstanding	151,216,065

Net asset value and maximum offering price per share	$16.83

Class 4:
Net assets, at value	$94,311,571

Shares outstanding	5,487,633

Net asset value and maximum offering price per share	$17.19

The accompanying notes are an integral part of these financial statements. | Annual Report	TGB-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2018

Templeton Global Bond VIP Fund
Investment income:
Dividends:
Non-controlled affiliates (Note 3e)	$11,696,733
Interest: (net of foreign taxes)~
Unaffiliated issuers	158,127,480

Total investment income	169,824,213

Expenses:
Management fees (Note 3a)	14,050,169
Distribution fees: (Note 3c)
Class 2	6,709,440
Class 4	338,750
Custodian fees (Note 4)	1,456,264
Reports to shareholders	399,898
Professional fees	111,570
Trustees’ fees and expenses	21,724
Other	1,077,705

Total expenses	24,165,520
Expense reductions (Note 4)	(469,657)
Expenses waived/paid by affiliates (Note 3e)	(2,797,583)

Net expenses	20,898,280

Net investment income	148,925,933

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	(29,938,288)
Foreign currency transactions	(7,220,227)
Forward exchange contracts	69,036,333
Swap contracts	(2,482,814)

Net realized gain (loss)	29,395,004

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(184,542,575)
Translation of other assets and liabilities denominated in foreign currencies	(444,386)
Forward exchange contracts	41,776,037
Swap contracts	23,456,839
Change in deferred taxes on unrealized appreciation	1,371,393

Net change in unrealized appreciation (depreciation)	(118,382,692)

Net realized and unrealized gain (loss)	(88,987,688)

Net increase (decrease) in net assets resulting from operations	$59,938,245

~Foreign taxes withheld on interest	$4,550,208
#Net of foreign taxes	$133,955

TGB-22	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Global Bond VIP Fund

	Year Ended December 31,

	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$148,925,933	$144,457,894
Net realized gain (loss)	29,395,004	(84,441,214)
Net change in unrealized appreciation (depreciation)	(118,382,692)	1,318,770

Net increase (decrease) in net assets resulting from operations	59,938,245	61,335,450

Distributions to shareholders: (Note 1f)
Class 1	—	(806,829)
Class 2	—	(8,999,053)
Class 4	—	(307,109)

Total distributions to shareholders	—	(10,112,991)

Capital share transactions: (Note 2)
Class 1	(7,760,972)	40,791,975
Class 2	(237,044,140)	(128,337,512)
Class 4	(6,392,585)	715,746

Total capital share transactions	(251,197,697)	(86,829,791)

Net increase (decrease) in net assets	(191,259,452)	(35,607,332)
Net assets:
Beginning of year	3,115,517,274	3,151,124,606

End of year (Note 1f)	$2,924,257,822	$3,115,517,274

The accompanying notes are an integral part of these financial statements. | Annual Report	TGB-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Templeton Global Bond VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Bond VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Derivative financial instruments listed on an exchange are valued at the official closing price of the day. Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will

TGB-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

Annual Report	TGB-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 9 regarding other derivative information.

d. Restricted Cash

At December 31, 2018, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s counterparty broker and is reflected in the Statement of Assets and Liabilities.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

TGB-26	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the year ended December 31, 2017, distributions to shareholders were as follows:

Distributions from net realized gains:
Class 1	$(806,829)
Class 2	(8,999,053)
Class 4	(307,109)

For the year ended December 31, 2017, accumulated net investment loss included in net assets was $(7,265,628).

2. Shares of Beneficial Interest

At December 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2018		2017

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	3,298,930	$57,215,991	4,567,479	$79,103,441
Shares issued in reinvestment of distributions	—	—	46,290	806,829
Shares redeemed	(3,741,198)	(64,976,963)	(2,272,230)	(39,118,295)

Net increase (decrease)	(442,268)	$(7,760,972)	2,341,539	$40,791,975

Annual Report	TGB-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

2. Shares of Beneficial Interest (continued)

	Year Ended December 31,

	2018		2017

	Shares	Amount	Shares	Amount

Class 2 Shares:
Shares sold	10,132,393	$169,096,447	10,419,624	$173,987,516
Shares issued in reinvestment of distributions	—	—	535,977	8,999,053
Shares redeemed	(24,289,543)	(406,140,587)	(18,675,809)	(311,324,081)

Net increase (decrease)	(14,157,150)	$(237,044,140)	(7,720,208)	$(128,337,512)

Class 4 Shares:
Shares sold	816,409	$13,930,984	1,027,651	$17,546,285
Shares issued in reinvestment of distributions	—	—	17,886	307,109
Shares redeemed	(1,191,456)	(20,323,569)	(1,005,305)	(17,137,648)

Net increase (decrease)	(375,047)	$(6,392,585)	40,232	$715,746

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the year ended December 31, 2018, the gross effective investment management fee rate was 0.458% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

TGB-28	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.99%	664,514,279	787,975,800	(788,926,813)	663,563,266	$663,563,266	$11,696,733	$—	$—

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2018, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short Term	$1,830,066
Long Term	23,760,579

Total capital loss carryforwards	$25,590,645

The tax character of distributions paid during the years ended December 31, 2018 and 2017, was as follows:

	2018	2017
Distributions paid from:
Long term capital gain	—	10,104,459

Annual Report	TGB-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

5. Income Taxes (continued)

At December 31, 2018, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$3,042,317,202

Unrealized appreciation	$105,836,230
Unrealized depreciation	(259,541,972)

Net unrealized appreciation (depreciation)	$(153,705,742)

Distributable earnings-undistributed ordinary income	$204,245,475

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2018, aggregated $310,869,546 and $723,082,602, respectively.

7. Credit Risk

At December 31, 2018, the Fund had 16.5% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Other Derivative Information

At December 31, 2018, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin on centrally cleared swap contracts	$30,936,955[a]	Variation margin on centrally cleared swap contracts	$9,841,754[a]
	Unrealized appreciation on OTC swap contracts	—	Unrealized depreciation on OTC swap contracts	2,398,532
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	29,610,379	Unrealized depreciation on OTC forward exchange contracts	24,834,593

TGB-30	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

	Asset Derivatives		Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Value recovery instruments	Investments in securities, at value	$10,868,797[b]

Totals		$71,416,131		$37,074,879

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bVRI are included in investments in securities, at value in the Statement of Assets and Liabilities.

For the year ended December 31, 2018, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$(2,482,814)	Swap contracts	$23,456,839
Foreign exchange contracts	Forward exchange contracts	69,036,333	Forward exchange contracts	41,776,037
Value recovery instruments	Investments	1,517,139 [a]	Investments	(1,446,885)[a]

Totals		$68,070,658		$63,785,991

aVRI are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2018, the average month end notional amount of swap contracts represented $814,006,462. The average month end contract value and fair value of forward exchange contracts and VRI, was $3,257,769,303 and $16,900,982, respectively.

See Note 1(c) regarding derivative financial instruments.

At December 31, 2018, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$29,610,379	$24,834,593
Swap contracts	—	2,398,532

Total	$29,610,379	$27,233,125

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

Annual Report	TGB-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

9. Other Derivative Information (continued)

At December 31, 2018, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received[b]	Net Amount (Not less than zero)
Counterparty
BNDP	$ —	$ —	$ —	$ —	$ —
BOFA	467,425	(467,425)	—	—	—
BZWS	81,495	(81,495)	—	—	—
CITI	6,542,001	(4,796,083)	—	(1,745,918)	—
DBAB	2,081,954	(2,081,954)	—	—	—
GSCO	3,738,172	(876,986)	—	(2,861,186)	—
HSBK	3,686,981	(3,686,981)	—	—	—
JPHQ	12,358,486	(4,801,792)	(7,556,694)	—	—
MSCO	277,786	(127,713)	—	(150,073)	—
SCNY	106,806	(106,806)	—	—	—
UBSW	269,273	(19,707)	(249,566)	—	—

Total	$29,610,379	$(17,046,942)	$(7,806,260)	$(4,757,177)	$ —

At December 31, 2018, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)
Counterparty
BNDP	$ 90,876	$ —	$ —	$ —	$ 90,876
BOFA	1,929,216	(467,425)	—	(810,000)	651,791
BZWS	2,523,101	(81,495)	—	(1,410,000)	1,031,606
CITI	4,796,083	(4,796,083)	—	—	—
DBAB	5,852,933	(2,081,954)	—	(2,290,000)	1,480,979
GSCO	876,986	(876,986)	—	—	—
HSBK	5,102,331	(3,686,981)	—	—	1,415,350
JPHQ	4,801,792	(4,801,792)	—	—	—
MSCO	127,713	(127,713)	—	—	—
SCNY	1,112,387	(106,806)	—	(390,000)	615,581
UBSW	19,707	(19,707)	—	—	—

Total	$27,233,125	$(17,046,942)	$ —	$(4,900,000)	$5,286,183

aAt December 31, 2018, the Fund received United Kingdom Treasury Bonds and U.S. Treasury Bills, Bonds and Notes as collateral for derivatives. bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Abbreviations on page TGB-34.

TGB-32	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 8, 2019, the Funds renewed the Global Credit Facility for a one year term, maturing February 7, 2020, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2018, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Foreign Government and Agency Securities	$—	$1,275,188,076	$—	$1,275,188,076
Short Term Investments	1,009,725,290	577,351,841	—	1,587,077,131

Total Investments in Securities	$1,009,725,290	$1,852,539,917	$—	$2,862,265,207

Other Financial Instruments:
Forward Exchange Contracts	$—	$29,610,379	$—	$29,610,379
Swap Contracts	—	30,936,955	—	30,936,955

Total Other Financial Instruments	$—	$60,547,334	$—	$60,547,334

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$24,834,593	$—	$24,834,593
Swap Contracts	—	12,240,286	—	12,240,286

Total Other Financial Instruments	$—	$37,074,879	$—	$37,074,879

aFor detailed categories, see the accompanying Statement of Investments.

Annual Report	TGB-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio

BOFA	Bank of America Corp.	ARS	Argentine Peso	BADLAR	Argentina Deposit Rates Badlar Private Banks ARS

BNDP	BNP Paribas SA	BRL	Brazilian Real

BZWS	Barclays Bank PLC	COP	Colombian Peso	FRN	Floating Rate Note

CITI	Citigroup, Inc.	EUR	Euro	GDP	Gross Domestic Product

DBAB	Deutsche Bank AG	GHS	Ghanaian Cedi	LIBOR	London InterBank Offered Rate

GSCO	The Goldman Sachs Group, Inc.	IDR	Indonesian Rupiah	VRI	Value Recovery Instrument

HSBK	HSBC Bank PLC	INR	Indian Rupee

JPHQ	JP Morgan Chase & Co.	KRW	South Korean Won

MSCO	Morgan Stanley	MXN	Mexican Peso

SCNY	Standard Chartered Bank	PHP	Philippine Peso

UBSW	UBS AG	USD	United States Dollar

TGB-34	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Templeton Global Bond VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Global Bond VIP Fund (the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California February 15, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Annual Report	TGB-35

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Global Bond VIP Fund

At December 31, 2018, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2019 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TGB-36	Annual Report

Templeton Growth VIP Fund

This annual report for Templeton Growth VIP Fund covers the fiscal year ended December 31, 2018.

Class 1 Performance Summary as of December 31, 2018

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/18	1-Year	5-Year	10-Year
Average Annual Total Return	-14.61%	+0.37%	+7.89%

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/09–12/31/18)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the MSCI All Country World Index (ACWI). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	TG-1

TEMPLETON GROWTH VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities (primarily common stocks) of companies located anywhere in the world, including developing markets.

Fund Risks

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. Current political and financial uncertainty surrounding the European Union (EU) and the financial instability of some countries in the EU may increase market volatility and the economic risk of investing in companies in Europe. In addition, smaller company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the Fund’s benchmark, the MSCI ACWI, had a -8.93% total return for the period under review.1

Economic and Market Overview

The global economy expanded during the 12 months under review, despite weakness in certain regions. Global developed and emerging market stocks were aided at certain points during the period by higher crude oil prices, upbeat economic data, easing trade tensions and encouraging corporate earnings reports, as well as indications of a slower pace of interest-rate increases from the U.S. Federal Reserve (Fed).

However, various factors weighed on global markets during the period, including concerns about tighter regulation of technology companies, political uncertainties in the U.S. and the European Union, and major central banks’ interest-rate path and unwinding of monetary stimulus measures. Markets were further pressured by U.S. trade disputes with its allies and China, and their impact on global growth and corporate earnings. In this environment, global stocks, as measured by the MSCI ACWI, had a -8.93% total return for the 12 months ended December 31, 2018.1

The U.S. economy grew during the 12-month period. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, business investment, exports and government spending. However, growth moderated in the third quarter due to declines in exports and housing investment. The unemployment rate declined from 4.1% in December 2017 to 3.9% at period-end.2 Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% in December 2017 to 1.9% at period-end.2 The Fed raised its target range for the federal funds rate four times during the period, to 2.25%–2.50%, and continued reducing its balance sheet as part of an ongoing plan to normalize monetary policy. At its December meeting, the Fed reduced the projected 2019 rate increases to two, compared to three projected previously.

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: U.S. Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

TG-2	Annual Report

TEMPLETON GROWTH VIP FUND

In Europe, the U.K.’s quarterly economic growth moderated in 2018’s first quarter, but accelerated in 2018’s second and third quarters. The Bank of England raised its key policy rate once during the review period. After moderating in 2018’s first quarter, the eurozone’s quarterly growth remained stable in the second quarter, but eased in the third quarter. The bloc’s annual inflation rate ended the period higher than in December 2017. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period. In December 2018, the ECB confirmed its plan to conclude its bond purchase program at the end of 2018 and reiterated it expects key interest rates to remain unchanged through the summer of 2019.

In Asia, Japan’s quarterly gross domestic product (GDP) grew in 2018’s second quarter, following a contraction in the first quarter, but contracted again in the third quarter. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP growth remained stable in 2018’s first and second quarters, but accelerated in the third quarter. The Central Bank of Brazil lowered its benchmark interest rate twice during the period. Russia’s annual GDP growth rate accelerated in 2018’s first and second quarters, but moderated in the third quarter. After lowering its key rate twice early in the period, the Bank of Russia raised it twice in the period’s second half to curtail inflation risks. China’s annual GDP grew at a stable rate in 2018’s first quarter, but it moderated in the second and third quarters. The People’s Bank of China left its benchmark interest rate unchanged during the period, but it took measures to improve financial liquidity to mitigate the negative effects of the U.S.-China trade dispute and support economic growth. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, had a -14.25% total return during the period.1

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. When choosing equity investments for the Fund, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. We also consider a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

Manager’s Discussion

The Fund’s stock selection and overweighting in the financials sector, particularly in banks, detracted significantly from relative results.3 Banking firms Citigroup (U.S.) and BNP Paribas (France) weighed on the Fund’s performance. Shares of BNP were pressured by concerns about its exposure to Italian sovereign debt after political parties outside the Italian mainstream won the general election and struggled to form a coalition government. Escalating macro fears and a lackluster financial market environment in Europe also hurt the bank’s shares.

Stock selection in the health care sector hampered relative results.4 U.S. pharmaceuticals firm Perrigo and German chemicals and pharmaceuticals company Bayer were the sector’s largest detractors.

Stock selection and an underweighting in the information technology (IT) sector also weighed on relative performance.5 Telecommunications equipment firm CommScope Holding (U.S.) hampered results as pricing pressures hurt the company’s margins and share price. Investors also reacted negatively to an announcement by the company that it had agreed to acquire U.S.-based communications firm ARRIS International (not a Fund holding).

Elsewhere, key individual detractors included U.S. cosmetics maker Coty, British specialty retailer Kingfisher, and U.S. energy exploration and production firm Apache.

Conversely, stock selection in the communication services sector, especially in media, contributed to relative results.6 Luxembourg-based satellite specialist SES was the sector’s top contributor. Recent results have shown stabilization in the firm’s video business, as well as better-than-expected growth in other key segments. Though sentiment remains tepid, recent progress highlights some of the positive changes being delivered by a new management team working to repair the balance sheet and seize long-term growth opportunities. Additionally, share prices increased after U.S. regulators advanced a proposal to let terrestrial services use airwaves long dedicated to the satellite services. Other significant contributors

3. The financials sector comprises banks, capital markets, consumer finance, diversified financial services and insurance in the SOI.

4. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.

5. The IT sector comprises communications equipment; software; and technology hardware, storage and peripherals in the SOI.

6. The communication services sector comprises diversified telecommunication services, interactive media and services, media and wireless telecommunication services in the SOI.

Annual Report	TG-3

TEMPLETON GROWTH VIP FUND

included U.S. diversified global media and entertainment firm Twenty First Century Fox7 and Chinese telecommunication services company China Telecom.

Stock selection in the energy and materials sectors boosted relative performance.8 In the energy sector, exploration and production firm ConocoPhillips7 (U.S.) and natural gas distributor KunLun Energy (Hong Kong) contributed. Shares of KunLun gained after the company reported strong first-half earnings growth marked by improved volumes and expanded margins. In the materials sector, an off-benchmark holding in Canadian gold and copper miner Barrick Gold contributed to relative performance.

Elsewhere, key individual contributors included automotive retailer Advance Auto Parts (U.S.), pharmaceuticals company Eli Lilly (U.S.) and wind turbine manufacturer Vestas Wind Systems (Denmark).

From a geographic perspective, stock selection in the U.S. and an overweighting in Europe, particularly the U.K. and France, weighed on relative results. Stock selection in Asia also hurt relative results, especially investments in South Korea, India and Hong Kong.

Conversely, while no region as a whole contributed to relative performance, stock selection in Luxembourg, China, Denmark and Japan boosted results.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2018, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment primarily in securities with non-U.S. currency exposure.

Thank you for your participation in Templeton Growth VIP Fund. We look forward to serving your future investment needs.

Top 10 Holdings
12/31/18
Company	% of Total

Sector/Industry, Country	Net Assets
Oracle Corp.	2.6%
Software, U.S.
Royal Dutch Shell PLC	2.4%
Oil, Gas & Consumable Fuels, U.K.
SES SA	2.3%
Media, Luxembourg
Singapore Telecommunications Ltd.	2.3%
Diversified Telecommunication Services, Singapore
BP PLC	2.2%
Oil, Gas & Consumable Fuels, U.K.
Eni SpA	2.1%
Oil, Gas & Consumable Fuels, Italy
Citigroup Inc.	2.0%
Banks, U.S.
Allergan PLC	1.9%
Pharmaceuticals, U.S.
Standard Chartered PLC	1.9%
Banks, U.K.
Sanofi	1.9%
Pharmaceuticals, France

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

7. Not held at period-end.

8. The energy sector comprises oil, gas and consumable fuels in the SOI. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI.

TG-4	Annual Report

TEMPLETON GROWTH VIP FUND

Class 1 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison

with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Fund-Level Expenses Paid During Period 7/1/18–12/31/18[1,2]	Ending Account Value 12/31/18	Fund-Level Expenses Paid During Period 7/1/18–12/31/18[1,2]	Net Annualized Expense Ratio[2]
Class 1	$1,000	$874.80	$3.92	$1,021.02	$4.23	0.83%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Annual Report	TG-5

TG P1 P2 P4 01/19

SUPPLEMENT DATED JANUARY 31, 2019

TO THE PROSPECTUSES

DATED MAY 1, 2018

OF

TEMPLETON GROWTH VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

Effective February 1, 2019, the prospectus is amended as follows:

I.  The portfolio management team under the “FUND SUMMARIES – Templeton Growth VIP Fund – Portfolio Managers” section on page TG-S5 is replaced with the following:

Portfolio Managers

Norman J. Boersma, CFA President, Chief Executive Officer and Director of Global Advisors and portfolio manager of the Fund since 2011.

Herbert J. Arnett, Jr. Vice President of Global Advisors and portfolio manager of the Fund since 2017.

Heather Arnold, CFA Executive Vice President, Director of Research and Portfolio Manager of Global Advisors and portfolio manager of the Fund since 2014.

Christopher James Peel, CFA Vice President of Global Advisors and portfolio manager of the Fund since 2017.

Peter M. Moeschter, CFA Executive Vice President and Portfolio Manager of Global Advisors and portfolio manager of the Fund since February 2019.

II.  The portfolio management team under the “Fund Details – Templeton Growth VIP Fund – Management” section on page TG-D7 is replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies anywhere in the world. The portfolio managers of the team are as follows:

Norman J. Boersma, CFA President, Chief Executive Officer and Director of Global Advisors

Mr. Boersma has been lead portfolio manager of the Fund since 2011. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1991.

Herbert J. Arnett, Jr. Vice President of Global Advisors

Mr. Arnett has been a portfolio manager of the Fund since 2017, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1996.

Heather Arnold, CFA Executive Vice President, Director of Research and Portfolio Manager of Global Advisors

Ms. Arnold has been a portfolio manager of the Fund since 2014, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She first joined Franklin Templeton Investments in 1997, left in 2001 to start her own company and rejoined again in 2008.

TG-6

Christopher James Peel, CFA Vice President of Global Advisors

Mr. Peel has been a portfolio manager of the Fund since 2017, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2007.

Peter M. Moeschter, CFA Executive Vice President and Portfolio Manager of Global Advisors

Mr. Moeschter has been a portfolio manager of the Fund since February 2019, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1997.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Please keep this supplement with your prospectus for future reference.

TG-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Growth VIP Fund

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 1
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$16.24	$13.93	$13.54	$14.85	$15.47

Income from investment operations[a]:

Net investment income[b]	0.28	0.29	0.26	0.28	0.38 [c]

Net realized and unrealized gains (losses)	(2.42)	2.30	0.96	(1.17)	(0.75)

Total from investment operations	(2.14)	2.59	1.22	(0.89)	(0.37)

Less distributions from:

Net investment income	(0.35)	(0.28)	(0.31)	(0.42)	(0.25)

Net realized gains	(1.31)	—	(0.52)	—	—

Total distributions	(1.66)	(0.28)	(0.83)	(0.42)	(0.25)

Net asset value, end of year	$12.44	$16.24	$13.93	$13.54	$14.85

Total return[d]	(14.61)%	18.77%	9.90%	(6.24)%	(2.53)%

Ratios to average net assets

Expenses	0.83% [e]	0.82% [e,f]	0.82% [e]	0.80% [e]	0.78%

Net investment income	1.90%	1.94%	2.01%	1.96%	2.46% [c]

Supplemental data

Net assets, end of year (000’s)	$354,164	$466,207	$453,997	$468,548	$572,860

Portfolio turnover rate	29.25%	26.46%	22.88%	20.92%	17.46%
aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.88%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

TG-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Growth VIP Fund (continued)

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$15.97	$13.70	$13.32	$14.61	$15.23

Income from investment operations[a]:

Net investment income[b]	0.24	0.25	0.23	0.25	0.34 [c]

Net realized and unrealized gains (losses)	(2.38)	2.26	0.94	(1.16)	(0.75)

Total from investment operations	(2.14)	2.51	1.17	(0.91)	(0.41)

Less distributions from:

Net investment income	(0.31)	(0.24)	(0.27)	(0.38)	(0.21)

Net realized gains	(1.31)	—	(0.52)	—	—

Total distributions	(1.62)	(0.24)	(0.79)	(0.38)	(0.21)

Net asset value, end of year	$12.21	$15.97	$13.70	$13.32	$14.61

Total return[d]	(14.85)%	18.50%	9.62%	(6.49)%	(2.81)%

Ratios to average net assets

Expenses	1.08% [e]	1.07% [e,f]	1.07% [e]	1.05% [e]	1.03%

Net investment income	1.65%	1.69%	1.76%	1.71%	2.21% [c]

Supplemental data

Net assets, end of year (000’s)	$625,311	$879,521	$876,128	$921,895	$1,171,896

Portfolio turnover rate	29.25%	26.46%	22.88%	20.92%	17.46%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.63%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	TG-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Growth VIP Fund (continued)

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 4
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$16.13	$13.83	$13.44	$14.73	$15.35

Income from investment operations[a]:

Net investment income[b]	0.23	0.24	0.22	0.23	0.33 [c]

Net realized and unrealized gains (losses)	(2.40)	2.28	0.94	(1.16)	(0.76)

Total from investment operations	(2.17)	2.52	1.16	(0.93)	(0.43)

Less distributions from:

Net investment income	(0.29)	(0.22)	(0.25)	(0.36)	(0.19)

Net realized gains	(1.31)	—	(0.52)	—	—

Total distributions	(1.60)	(0.22)	(0.77)	(0.36)	(0.19)

Net asset value, end of year	$12.36	$16.13	$13.83	$13.44	$14.73

Total return[d]	(14.88)%	18.38%	9.47%	(6.54)%	(2.88)%

Ratios to average net assets

Expenses	1.18% [e]	1.17% [e,f]	1.17% [e]	1.15% [e]	1.13%

Net investment income	1.55%	1.59%	1.66%	1.61%	2.11% [c]

Supplemental data

Net assets, end of year (000’s)	$28,238	$38,798	$43,286	$47,777	$59,989

Portfolio turnover rate	29.25%	26.46%	22.88%	20.92%	17.46%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.53%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

TG-10	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2018

Templeton Growth VIP Fund

		Country	Shares	Value
	Common Stocks 99.4%
	Air Freight & Logistics 1.2%
	United Parcel Service Inc., B	United States	127,570	$12,441,902

	Automobiles 0.9%
	Hero Motocorp Ltd.	India	199,170	8,887,071

	Banks 13.7%
	Bangkok Bank PCL, fgn	Thailand	1,704,150	10,907,825
	Bangkok Bank PCL, NVDR	Thailand	913,600	5,734,719
	Bank of Ireland Group PLC	Ireland	792,800	4,411,342
	BNP Paribas SA	France	294,017	13,298,522
	Citigroup Inc.	United States	384,990	20,042,579
	Credit Agricole SA	France	925,466	9,999,562
	HSBC Holdings PLC	United Kingdom	2,038,474	16,869,052
	ING Groep NV	Netherlands	1,288,606	13,893,721
	JPMorgan Chase & Co.	United States	103,550	10,108,551
	KB Financial Group Inc.	South Korea	328,964	13,735,017
	Standard Chartered PLC	United Kingdom	2,473,643	19,220,448

				138,221,338

	Beverages 1.0%
	Suntory Beverage & Food Ltd.	Japan	232,900	10,540,000

	Biotechnology 3.2%
	Amgen Inc.	United States	35,375	6,886,451
a	Celgene Corp.	United States	116,240	7,449,822
	Gilead Sciences Inc.	United States	283,260	17,717,913

				32,054,186

	Building Products 0.6%
	Compagnie de Saint-Gobain	France	187,590	6,268,743

	Capital Markets 1.9%
	Man Group PLC	United Kingdom	2,385,372	4,045,788
	UBS Group AG	Switzerland	1,096,280	13,681,112
	Value Partners Group Ltd.	Hong Kong	2,079,300	1,441,875

				19,168,775

	Chemicals 1.1%
	Akzo Nobel NV	Netherlands	133,115	10,737,630

	Communications Equipment 0.7%
a	CommScope Holding Co. Inc.	United States	407,140	6,673,025

	Construction Materials 0.6%
	Taiheiyo Cement Corp.	Japan	191,970	5,946,516

	Consumer Finance 1.4%
	Capital One Financial Corp.	United States	187,470	14,170,857

	Diversified Financial Services 0.3%
	Voya Financial Inc.	United States	77,701	3,118,918

	Diversified Telecommunication Services 4.7%
	China Telecom Corp. Ltd., ADR	China	269,865	13,690,251
	China Telecom Corp. Ltd., H	China	2,006,000	1,024,711
	Singapore Telecommunications Ltd.	Singapore	10,574,900	22,731,710
	Telefonica SA	Spain	1,228,275	10,328,596

				47,775,268

	Electrical Equipment 1.5%
	Vestas Wind Systems AS	Denmark	193,200	14,625,418

Annual Report	TG-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Growth VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Food & Staples Retailing 4.0%
	The Kroger Co.	United States	427,740	$11,762,850
	Seven & i Holdings Co. Ltd.	Japan	227,400	9,923,852
	Walgreens Boots Alliance Inc.	United States	267,649	18,288,456

				39,975,158

	Food Products 1.4%
	Kellogg Co.	United States	245,540	13,998,235

	Health Care Equipment & Supplies 0.9%
	Getinge AB, B	Sweden	1,057,200	9,563,380

	Health Care Providers & Services 2.2%
	AmerisourceBergen Corp.	United States	168,500	12,536,400
	Cardinal Health Inc.	United States	207,060	9,234,876

				21,771,276

	Household Durables 1.2%
	Panasonic Corp.	Japan	1,369,190	12,375,179

	Industrial Conglomerates 3.0%
	CK Hutchison Holdings Ltd.	Hong Kong	1,409,010	13,531,390
	Siemens AG	Germany	150,912	16,842,753

				30,374,143

	Insurance 3.6%
	Aegon NV	Netherlands	2,187,466	10,223,599
	AXA SA	France	481,648	10,407,207
	China Life Insurance Co. Ltd., H	China	7,459,230	15,851,043

				36,481,849

	Interactive Media & Services 2.3%
a	Alphabet Inc., A	United States	10,550	11,024,328
a	Baidu Inc., ADR	China	76,100	12,069,460

				23,093,788

	Leisure Products 0.9%
a	Mattel Inc.	United States	900,250	8,993,497

	Machinery 0.8%
a	Navistar International Corp.	United States	323,630	8,398,199

	Marine 1.1%
	A.P. Moeller-Maersk AS, B	Denmark	8,500	10,692,741

	Media 3.9%
	Comcast Corp., A	United States	455,054	15,494,589
	SES SA, IDR	Luxembourg	1,233,520	23,617,365

				39,111,954

	Metals & Mining 1.9%
	Barrick Gold Corp.	Canada	382,120	5,173,905
	Wheaton Precious Metals Corp.	Canada	689,844	13,468,876

				18,642,781

	Multi-Utilities 2.8%
	E.ON SE	Germany	1,149,310	11,345,699
	Veolia Environnement SA	France	840,310	17,287,562

				28,633,261

TG-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Growth VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Oil, Gas & Consumable Fuels 11.0%
	Apache Corp.	United States	413,010	$10,841,512
	BP PLC	United Kingdom	3,525,201	22,295,494
	Eni SpA	Italy	1,331,279	21,031,396
	Exxon Mobil Corp.	United States	178,770	12,190,326
	Husky Energy Inc.	Canada	719,150	7,434,123
	Kunlun Energy Co. Ltd.	China	12,188,570	12,919,371
	Royal Dutch Shell PLC, B	United Kingdom	810,999	24,200,899

				110,913,121

	Personal Products 1.0%
	Coty Inc., A	United States	1,516,950	9,951,192

	Pharmaceuticals 13.8%
	Allergan PLC	United States	144,924	19,370,542
	Bayer AG	Germany	230,116	16,004,984
	Eli Lilly & Co.	United States	92,250	10,675,170
	Merck KGaA	Germany	163,224	16,801,790
	Novartis AG	Switzerland	41,900	3,590,622
	Perrigo Co. PLC	United States	192,570	7,462,087
	Roche Holding AG	Switzerland	58,373	14,500,451
	Sanofi	France	218,787	18,966,913
b	Takeda Pharmaceutical Co. Ltd.	Japan	464,300	15,695,543
a	Teva Pharmaceutical Industries Ltd., ADR	Israel	1,010,640	15,584,069

				138,652,171

	Real Estate Management & Development 1.1%
	Mitsui Fudosan Co. Ltd.	Japan	513,520	11,455,807

	Software 2.6%
	Oracle Corp.	United States	581,700	26,263,755

	Specialty Retail 1.7%
	Advance Auto Parts Inc.	United States	38,835	6,114,959
	Kingfisher PLC	United Kingdom	4,291,927	11,357,055

				17,472,014

	Technology Hardware, Storage & Peripherals 1.8%
	Samsung Electronics Co. Ltd.	South Korea	509,220	17,694,745

	Wireless Telecommunication Services 3.6%
	Bharti Airtel Ltd.	India	2,320,100	10,421,608
	China Mobile Ltd.	China	1,390,300	13,378,342
	Vodafone Group PLC	United Kingdom	6,507,182	12,688,075

				36,488,025

	Total Common Stocks (Cost $1,054,338,868)			1,001,625,918

			Principal Amount
	Short Term Investments 1.5%
	Time Deposits (Cost $2,900,000) 0.3%
	Royal Bank of Canada, 2.35%, 1/02/19	United States	$2,900,000	2,900,000

Annual Report	TG-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Growth VIP Fund (continued)

		Country	Shares	Value
	Short Term Investments (continued)
c	Investments from Cash Collateral Received for Loaned Securities (Cost $12,394,593) 1.2%
	Money Market Funds 1.2%
d,e	Institutional Fiduciary Trust Money Market Portfolio, 1.99%	United States	12,394,593	$12,394,593

	Total Investments (Cost $1,069,633,461) 100.9%			1,016,920,511

	Other Assets, less Liabilities (0.9)%			(9,207,085)

	Net Assets 100.0%			$1,007,713,426

See Abbreviations on page TG-25.

aNon-income producing.

bA portion or all of the security is on loan at December 31, 2018. See Note

1(c). cSee Note 1(c) regarding securities on loan.

dSee Note

3(e) regarding investments in affiliated management investment companies.

eThe rate shown is the annualized seven-day effective yield at period end.

TG-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2018

Templeton Growth VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,057,238,868
Cost - Non-controlled affiliates (Note 3e)	12,394,593

Value - Unaffiliated issuers+	$1,004,525,918
Value - Non-controlled affiliates (Note 3e)	12,394,593
Cash	125,684
Receivables:
Investment securities sold	114,266
Capital shares sold	475,818
Dividends and interest	3,218,898
European Union tax reclaims	828,723
Due from custodian	35,262
Other assets	159

Total assets	1,021,719,321

Liabilities:
Payables:
Capital shares redeemed	257,674
Management fees	714,256
Distribution fees	299,679
Payable upon return of securities loaned	12,429,855
Accrued expenses and other liabilities	304,431

Total liabilities	14,005,895

Net assets, at value	$1,007,713,426

Net assets consist of:
Paid-in capital	$899,073,559
Total distributable earnings (loss)	108,639,867

Net assets, at value	$1,007,713,426

Class 1:
Net assets, at value	$354,164,415

Shares outstanding	28,470,384

Net asset value and maximum offering price per share	$12.44

Class 2:
Net assets, at value	$625,310,832

Shares outstanding	51,195,295

Net asset value and maximum offering price per share	$12.21

Class 4:
Net assets, at value	$28,238,179

Shares outstanding	2,285,473

Net asset value and maximum offering price per share	$12.36

+Includes securities loaned	$11,920,229

The accompanying notes are an integral part of these financial statements. | Annual Report	TG-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2018

Templeton Growth VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$32,977,404
Interest:
Unaffiliated issuers	854,358
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	146,797
Non-controlled affiliates (Note 3e)	19,875

Total investment income	33,998,434

Expenses:
Management fees (Note 3a)	9,851,248
Distribution fees: (Note 3c)
Class 2	1,971,964
Class 4	120,999
Custodian fees (Note 4)	109,809
Reports to shareholders	173,604
Professional fees	123,729
Trustees’ fees and expenses	9,287
Other	57,382

Total expenses	12,418,022
Expenses waived/paid by affiliates (Note 3e)	(18,237)

Net expenses	12,399,785

Net investment income	21,598,649

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	145,280,041
Foreign currency transactions	(243,837)

Net realized gain (loss)	145,036,204

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(344,079,074)
Translation of other assets and liabilities denominated in foreign currencies	(165,187)
Change in deferred taxes on unrealized appreciation	61,785

Net change in unrealized appreciation (depreciation)	(344,182,476)

Net realized and unrealized gain (loss)	(199,146,272)

Net increase (decrease) in net assets resulting from operations	$(177,547,623)

*Foreign taxes withheld on dividends	$2,562,076

TG-16	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Growth VIP Fund

	Year Ended December 31,

	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$21,598,649	$24,695,547
Net realized gain (loss)	145,036,204	117,077,131
Net change in unrealized appreciation (depreciation)	(344,182,476)	96,156,461

Net increase (decrease) in net assets resulting from operations	(177,547,623)	237,929,139

Distributions to shareholders: (Note 1e)
Class 1	(44,508,681)	(8,645,537)
Class 2	(82,384,314)	(14,420,565)
Class 4	(3,542,055)	(607,359)

Total distributions to shareholders	(130,435,050)	(23,673,461)

Capital share transactions: (Note 2)
Class 1	(7,474,527)	(59,747,929)
Class 2	(59,234,414)	(132,483,391)
Class 4	(2,120,747)	(10,910,240)

Total capital share transactions	(68,829,688)	(203,141,560)

Net increase (decrease) in net assets	(376,812,361)	11,114,118
Net assets:
Beginning of year	1,384,525,787	1,373,411,669

End of year (Note 1e)	$1,007,713,426	$1,384,525,787

The accompanying notes are an integral part of these financial statements. | Annual Report	TG-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Templeton Growth VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Growth VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV. Investments in time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use

TG-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

of independent pricing services. At December 31, 2018, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those

Annual Report	TG-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Income and Deferred Taxes (continued)

countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and capital gain distributions are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

TG-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the year ended December 31, 2017, distributions to shareholders were as follows:

Distributions from net investment income:
Class 1	$(8,645,537)
Class 2	(14,420,565)
Class 4	(607,359)

For the year ended December 31, 2017, undistributed net investment income included in net assets was $26,603,305.

2. Shares of Beneficial Interest

At December 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2018		2017

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	751,581	$10,285,009	276,995	$4,131,560
Shares issued in reinvestment of distributions	3,065,336	44,508,681	578,684	8,645,537
Shares redeemed	(4,049,692)	(62,268,217)	(4,745,568)	(72,525,026)

Net increase (decrease)	(232,775)	$(7,474,527)	(3,889,889)	$(59,747,929)

Class 2 Shares:
Shares sold	2,342,753	$33,884,634	1,016,363	$15,049,406
Shares issued in reinvestment of distributions	5,773,252	82,384,314	980,324	14,420,565
Shares redeemed	(11,984,334)	(175,503,362)	(10,869,278)	(161,953,362)

Net increase (decrease)	(3,868,329)	$(59,234,414)	(8,872,591)	$(132,483,391)

Class 4 Shares:
Shares sold	154,144	$2,180,515	26,043	$392,232
Shares issued in reinvestment of distributions	245,125	3,542,055	40,845	607,359
Shares redeemed	(518,871)	(7,843,317)	(791,302)	(11,909,831)

Net increase (decrease)	(119,602)	$(2,120,747)	(724,414)	$(10,910,240)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report	TG-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.800%	Over $250 million, up to and including $500 million
0.750%	Over $500 million, up to and including $1 billion
0.700%	Over $1 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

For the year ended December 31, 2018, the gross effective investment management fee rate was 0.789% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

TG-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Income from securities loaned	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.99%	—	251,767,001	(239,372,408)	12,394,593	$12,394,593	$19,875	$—	$—

f. Other Affiliated Transactions

At December 31, 2018, Franklin Templeton Variable Insurance Products Trust - Franklin Founding Funds Allocation VIP Fund owned 25.5% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2018, there were no credits earned.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2018 and 2017, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$33,715,376	$23,673,461
Long term capital gain	96,719,674	—

	$130,435,050	$23,673,461

At December 31, 2018, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,075,369,768

Unrealized appreciation	$113,671,931
Unrealized depreciation	(172,121,188)

Net unrealized appreciation (depreciation)	$(58,449,257)

Distributable earnings:
Undistributed ordinary income	$35,131,358
Undistributed long term capital gains	131,169,001

Total distributable earnings	$166,300,359

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of bond discounts and premiums.

Annual Report	TG-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2018, aggregated $359,061,265 and $530,793,957, respectively.

At December 31, 2018, in connection with securities lending transactions, the Fund loaned equity investments and received $12,429,855 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 8, 2019, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 7, 2020, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2018, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

TG-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

A summary of inputs used as of December 31, 2018, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Banks	$133,809,996	$4,411,342	$—	$138,221,338
Capital Markets	5,487,663	13,681,112	—	19,168,775
Electrical Equipment	—	14,625,418	—	14,625,418
Health Care Equipment & Supplies	—	9,563,380	—	9,563,380
Industrial Conglomerates	13,531,390	16,842,753	—	30,374,143
Marine	—	10,692,741	—	10,692,741
Multi-Utilities	17,287,562	11,345,699	—	28,633,261
Oil, Gas & Consumable Fuels	89,881,725	21,031,396	—	110,913,121
Pharmaceuticals	87,754,324	50,897,847	—	138,652,171
All Other Equity Investments	500,781,570	—	—	500,781,570
Short Term Investments	12,394,593	2,900,000	—	15,294,593

Total Investments in Securities	$860,928,823	$155,991,688	$—	$1,016,920,511

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common stocks.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

IDR	International Depositary Receipt

NVDR	Non-Voting Depositary Receipt

Annual Report	TG-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Templeton Growth VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Growth VIP Fund (the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

TG-26	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Growth VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $96,719,674 as a long term capital gain dividend for the fiscal year ended December 31, 2018.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 19.88% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2018.

At December 31, 2018, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2019 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

Annual Report	TG-27

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Index Descriptions

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges.

For Russell Indexes: Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

See www.franklintempletondatasources.com for additional data provider information.

Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.

Bloomberg Barclays U.S. Government Index: Intermediate Component is the intermediate component of the Barclays U.S. Government Index, which includes public obligations of the U.S. Treasury with at least one year to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

FTSE® EPRA®/NAREIT® Developed Index is a free float-adjusted index designed to measure the performance of publicly traded real estate securities in the North American, European and Asian real estate markets.

FTSE World Government Bond Index is a market capitalization-weighted index consisting of investment-grade world government bond markets.

J.P. Morgan (JPM) Global Government Bond Index (GGBI) tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds Classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocation of assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 12/31/18, there were 320 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the 12-month period ended 12/31/18, there were 81 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper General U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper General U.S. Government Funds invest primarily in U.S. government and agency issues. For the 12-month period ended 12/31/18, there were 56 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

MSCI All Country World Index (ACWI) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

MSCI All Country World Index (ACWI) ex USA Index captures large- and mid-capitalization representation across 22 of 23 developed markets countries (excluding the U.S.) and 23 emerging markets countries. The index covers approximately 85% of the global equity opportunity set outside the U.S.

Annual Report	I-1

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Index descriptions

MSCI Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

Russell 1000® Growth Index is market capitalization weighted and measures performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000® Index, which represents the majority of the U.S. market’s total capitalization.

Russell 2000® Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000® Index, which represent a small amount of the total market capitalization of the Russell 3000® Index.

Russell 2000® Value Index is market capitalization weighted and measures performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500TM Index is market capitalization weighted and measures performance of the smallest companies in the Russell 3000® Index, which represent a modest amount of the Russell 3000® Index’s total market capitalization.

Russell 3000® Growth Index is market capitalization weighted and measures performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Growth Index is market capitalization weighted and measures performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000® Index, which represents a modest amount of the Russell 1000® Index’s total market capitalization.

Standard & Poor’s® 500 Index (S&P 500®) is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

Standard & Poor’s®/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

I-2	Annual Report

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1988	136	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945)	Trustee	Since 2017	112	Hess Corporation (exploration of oil
One Franklin Parkway				and gas) (2014-present).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	136	Avis Budget Group Inc. (car rental) (2007-present),Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present)

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	136	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	136	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Annual Report	BOD-1

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	136	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	112	None

Principal Occupation During at Least the Past 5 Years:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing) (2002-present); Senior Advisor, McKinsey & Co. (consulting) (2017-present); serves on private and non-profit boards; and formerly, President, Staples International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	150	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, and Trustee	Chairman of the Board since 2013, and Trustee since 1988	136	None

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

BOD-2	Annual Report

Interested Board Members and Officers (continued)

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Co-Secretary	Vice President since 2009 and Co-Secretary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton Investments.

Edward D. Perks (1970) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since December 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President and Director, Franklin Advisers, Inc.; and officer of nine of the investment companies in Franklin Templeton Investments (since December 2018).

Annual Report	BOD-3

Interested Board Members and Officers (continued)

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Co-Secretary	Vice President since 2011 and Co-Secretary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

BOD-4	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Franklin Founding Funds Allocation VIP Fund

(Fund)

At a meeting held on October 23, 2018 (Meeting), the Board of Trustees (Board) of Franklin Templeton Variable Insurance Products Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved (i) a new investment management agreement between Franklin Advisers, Inc. (FAV) and the Trust, on behalf of the Fund, and (ii) new investment sub-advisory agreements (each a Sub-Advisory Agreement) between FAV and each of Franklin Templeton Institutional, LLC and Templeton Global Advisors Limited (each a Sub-Adviser), affiliates of FAV, on behalf of the Fund (each a Management Agreement) for an initial two year period effective on or about May 1, 2019, subject to prior approval of the shareholders of the Fund. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve each new Management Agreement. FAV and the Sub-Advisers are each referred to herein as a Manager.

The Board reviewed and considered information provided by each Manager at the Meeting. The Board also considered a form of Management Agreement and Sub-Advisory Agreement, which have terms that are consistent with the current investment management agreements and investment sub-advisory agreements used for other funds in the Franklin Templeton Investments (FTI) fund complex. The Board further considered the code of ethics applied to the employees of each Manager and compliance policies and procedures applied to the employees of each Manager. The Board noted that the Fund currently maintains a static allocation to underlying funds and so does not currently have an investment manager, nor pay investment management fees. The Board discussed with FAV the reasons for its request that the Board approve the new Management Agreements, including the proposed repositioning of the Fund from a fund-of-funds with a static allocation strategy to a direct investment fund with an actively managed dynamic allocation strategy. The Board noted FAV’s explanation that, as currently structured, the Fund generally does not meet the eligibility criteria for insurance companies’ living benefits products. The Board also noted that the Fund’s assets have declined substantially, from $4.2 billion as of

August 31, 2012, to $923 million as of August 31, 2018. The Board further noted management’s belief that the proposed repositioning will enable the Fund to be more widely distributed across insurance company platforms, reduce the volatility of the Fund’s returns and reduce the Fund’s overall expenses.

The Board reviewed and considered all of the factors it deemed relevant in approving each new Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services to be provided by each Manager; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided to the Fund; and (iv) the extent to which economies of scale are expected to be realized. The Board noted management’s proposal to request shareholder approval to allow the Fund to use a manager-of-manager structure as many other funds in the FTI fund complex have in place. The Board also noted that the Fund’s name would be changed to the “Franklin Allocation VIP Fund” to better reflect the repositioned strategy and structure of the Fund. In determining that the terms of each Management Agreement are fair and reasonable, the Board noted the level of services to be provided under each Management Agreement and the anticipated decrease in the overall fees and expenses of the Fund.

Nature, Extent and Quality of Services

The Board considered information regarding the nature, extent and quality of investment management services to be provided by each Manager and its affiliates to the Fund and its shareholders. In particular, the Board took into account management’s belief that the proposed repositioning, including the change from a static allocation fund-of-funds to a direct investment allocation fund, will enable the Fund to be more widely distributed across insurance company platforms and reduce the Fund’s overall expenses. The Board noted each Manager’s experience as manager of other funds and accounts, including those within the FTI organization; the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of each Manager and each Manager’s capabilities, as demonstrated by, among other things, their policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with its oversight of other funds in the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services to be

Annual Report	SI-1

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

SHAREHOLDER INFORMATION

provided by each Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended August 31, 2018. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in the Performance Universe. The Board also considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all mixed-asset target allocation growth funds underlying variable insurance products (VIPs). The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. Given the Fund’s income-oriented focus, the Board concluded that the Fund’s performance was satisfactory, but noted that it did not consider the current performance of the Fund to be a material factor in its consideration of the Management Agreements given the proposed repositioning and restructuring of the Fund.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s proposed total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board considered the proposed total expense ratio and, separately, the proposed contractual management fee rate, without the effect of fee waivers (Management Rate), if any, of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as proposed for the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the proposed total expense ratio was shown for Class 4 of the Fund and an actual total expense ratio was shown for Class B, Class 2, Class II, Service Class and Class S of the other funds in the Expense Group. The Board received a description of the methodology used by Broadridge to select the mutual funds included in the Expense Group.

The Expense Group for the Fund included the Fund and seven other mixed-asset target allocation growth funds underlying VIPs. The Board noted that the Management Rate and proposed total expense ratio were below the medians of its Expense Group. The Board concluded that the Management Rate to be charged to the Fund is reasonable. In doing so, the Board noted that the Fund’s proposed total expense ratio reflected a fee waiver from management and that the Sub-Advisers would be paid by FAV out of the management fee FAV would receive from the Fund.

Profitability

The Board then noted that FAV and its affiliates could not report any financial results from their relationships with the Fund because the Fund does not currently have an investment manager, nor pay investment management fees, and thus, the Board could not evaluate FAV’s or its affiliates’ profitability with respect to the Fund. The Board noted that investment management fees are currently paid by the underlying funds in which the Fund invests.

Economies of Scale

The Board considered the extent to which FAV and its affiliates may realize economies of scale, if any, and whether the Fund’s proposed management fee structure reflects any economies of scale for the benefit of shareholders. The Board noted that FAV (and its affiliates) could not report on any potential economies of scale at this time given the repositioning and restructuring of the Fund, but would be able to do so in connection with the Fund’s annual contract renewal process.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved each Management Agreement for an initial two year period effective

SI-2	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

SHAREHOLDER INFORMATION

on or about May 1, 2019, subject to prior approval of the shareholders of the Fund.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Annual Report	SI-3

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Annual Report

Franklin Templeton

Variable Insurance Products Trust

Investment Managers

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Mutual Advisers, LLC

Franklin Templeton Institutional, LLC

Templeton Asset Management Ltd.

Templeton Global Advisors Limited

Templeton Investment Counsel, LLC

Fund Administrator

Franklin Templeton Services, LLC

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are not offered to the public; they are offered and sold only to:

(1) insurance company separate accounts (Separate Account) to serve as the underlying investment vehicle for variable contracts;

(2) certain qualified plans; and (3) other mutual funds (funds of funds).

Authorized for distribution to investors in Separate Accounts only when accompanied or preceded by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

©2019 Franklin Templeton Investments. All rights reserved.	VIP1 A 02/19

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $824,512 for the fiscal year ended December 31, 2018 and $833,799 for the fiscal year ended December 31, 2017.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $194,500 for the fiscal year ended December 31, 2018 and $32,500 for the fiscal year ended December 31, 2017. The services for which these fees were paid included tax consulting services related to the operating agreement and term sheet for the launch of a new fund and tax compliance services related to year-end.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $8,838 for the fiscal year ended December 31, 2018 and $0 for the fiscal year ended December 31, 2017. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $95,000 for the fiscal year ended December 31, 2018 and $40,225 for the fiscal year ended December 31, 2017. The services for which these fees were paid included compliance examination for Investment Advisor Act rule 204-2 and 206-4(2), account maintenance project, training on partnership tax accounting and capital account maintenance, benchmarking services in connection with the ICI TA survey, assets under management certification, and the issuance of an Auditors’ Certificate for South Korean regulatory shareholder disclosures.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $298,338 for the fiscal year ended December 31, 2018 and $72,725 for the fiscal year ended December 31, 2017.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures were not effective related to internal control over financial reporting specific to the monitoring of market events following the close of trading in foreign stock markets that assist in determining the reliability of the values of the foreign securities held by the Funds and which may require the use of fair valuation factors to account for changes in the values of those securities subsequent to the local close of the foreign market but prior to the net asset calculation of the Funds. As a result, a material weakness exists at period end for the Franklin Global Real Estate VIP Fund, Franklin Mutual Global Discovery VIP Fund, Franklin Mutual Shares VIP Fund, Templeton Developing Markets VIP Fund, Templeton Foreign VIP Fund, and Templeton Growth VIP Fund. There are no misstatements to current and previously issued financial statements. However, this material weakness could result in misstatements of security values and unrealized gains or losses and associated disclosures that would result in a material misstatement of the interim or annual financial statements that would not be prevented or detected.

Effective November 1, 2018, the Registrant’s controls were enhanced through the implementation of a daily secondary review of market events following the close of trading on foreign stock markets to ensure the appropriate application of market level fair value. Registrant’s management believes this will facilitate the remediation of the control deficiency we have identified and strengthen the internal control over financial reporting. This material weakness will not be considered remediated until the applicable controls operate for a sufficient period of time and management has concluded, through testing, that these controls are operating effectively.

(b) Changes in Internal Controls. As described above, there have been changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Franklin Templeton Variable Insurance Products Trust

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date February 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date February 26, 2019

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer

Date February 26, 2019